As filed with the Securities and Exchange Commission on April 30, 2010
Registration No. 033-91938
File No. 811-09044

SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

Form N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre Effective Amendment No.
Post Effective Amendment No. 25

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 40

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(Exact Name of Registrant)

NATIONAL LIFE INSURANCE COMPANY
(Name of Depositor)
One National Life Drive
Montpelier, Vermont 05604

(802) 229-7410

Lisa Muller
National Life Insurance Company
One National Life Drive
Montpelier, Vermont 05604

(name and complete address of agent for service)

Copy to:
Stephen E. Roth, Esq.
Sutherland Asbill & Brennan
1275 Pennsylvania Avenue, NW

Washington, DC 20004-2404

It is proposed that this filing will become effective:

☐ immediately upon filing pursuant to paragraph (b)
☒ on May 1, 2010 pursuant to paragraph (b)
☐ 60 days after filing pursuant to paragraph (a)(1)
☐ on (date) pursuant to paragraph (a)(1) of Rule 485
☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Units of Interests in a variable account under individual flexible premium variable universal life policies

VariTrak Variable Universal Life Insurance P R O S P E C T U S Dated May 1, 2010

National Life Insurance Company	Home Office: National Life Drive,
National Variable Life Insurance Account	Montpelier, Vermont 05604
Telephone: (800) 732-8939

This prospectus describes the VariTrak policy, a variable universal life insurance policy offered by National Life Insurance Company (“National Life”, “we”, “our”, “us”). This Policy combines insurance and investment features. The policy’s primary purpose is to provide insurance protection on the life of the insured person. You can make premium payments at various times and in various amounts. You can also allocate premiums among a number of funds with different investment objectives, and you can increase or decrease the death benefit payable under your policy.

You may allocate premium payments to the National Variable Life Insurance Account, a Separate Account of National Life, or to the General Account, or a combination of the two. The General Account pays interest at a guaranteed rate of at least 4%. The Separate Account currently has several subaccounts. Each subaccount buys shares of a specific portfolio. The available portfolios are:

Sentinel Asset Management,	Invesco Advisers, Inc.	Fred Alger Management,	AllianceBernstein L.P.
Inc.		Inc.
Sentinel Variable Products	AIM Variable Insurance Funds	The Alger Portfolios	AllianceBernstein Variable
Trust	(Invesco Variable Insurance	Capital Appreciation	Products Series Fund, Inc.
Balanced	Funds)	Large Cap Growth	International Growth
Bond	Invesco V.I. Dynamics	Small Cap Growth	International Value
Common Stock	Invesco V.I. Global Health		Small/Mid Cap Value
Mid Cap (fka Mid Cap	Care		Value
Growth)[1]	Invesco V.I. Technology
Money Market
Small Company
American Century	The Dreyfus Corporation	Deutsche Investment	Fidelity Management &
Investment Management,		Management Americas Inc.	Research Company
Inc. and American Century
Global Investment
Management, Inc.
American Century Variable	Dreyfus Variable Investment	DWS Variable Series II	Fidelity® Variable Insurance
Portfolios, Inc.	Fund	Dreman Strategic Value VIP	Products
VP Income & Growth	Appreciation	(fka High Return Equity)[3]	Contrafund®
VP Inflation Protection	Opportunistic Small Cap	Dreman Small Mid Cap	Equity-Income
VP International	Portfolio (fka Developing	Value VIP	Growth
VP Ultra®	Leaders Portfolio)[2]		High Income
VP Value	Quality Bond	DWS Investments VIT Funds	Index 500
VP VistaSM		Small Cap Index VIP	Investment Grade Bond
	Dreyfus Socially Responsible		Mid Cap
	Growth Fund, Inc.		Overseas
Value Strategies
Franklin Templeton	J.P. Morgan Investment	Neuberger Berman	OppenheimerFunds, Inc.
Investments	Management Inc.	Management, Inc.

Franklin Templeton Variable	JPMorgan Insurance Trust	Neuberger Berman Advisers	Oppenheimer Variable
Insurance Products Trust	International Equity	Management Trust	Account Funds
Foreign Securities Fund	Portfolio	Short Duration Bond	Balanced/VA
Global Real Estate Fund	Small Cap Core Portfolio	Portfolio	Main Street Small Cap/VA
Mutual Shares Securities		Mid-Cap Growth Portfolio	Global Strategic
Fund		Partners Portfolio	Income/VA (fka Strategic
Small Cap Value Securities		Small Cap Growth Portfolio	Bond/VA)[4]
Fund		Socially Responsive
Small-Mid Cap Growth

Securities Fund
U.S Government
Mutual Global Discovery
Securities

T. Rowe Price Associates,	Van Eck Associates	Wells Fargo Funds
Inc.	Corporation	Management, LLC

T. Rowe Price Equity Series,	Van Eck VIP Trust [5]	Wells Fargo Variable Trust
Inc.	Van Eck VIP Global Bond	VT Discovery
Personal Strategy Balanced	(fka Worldwide Bond)[6]	VT Opportunity
Van Eck VIP Emerging
T. Rowe Price Equity Series,	Markets (fka Worldwide
Inc.	Emerging Markets)[7]
Blue Chip Growth II	Van Eck VIP Global Hard
Equity Income II	Assets (fka Worldwide
Health Sciences II	Hard Assets)[8]

1 Sentinel Variable Product Trust – Mid Cap Growth had a name change effective on or about April 29, 2010 to Mid Cap.

2 Dreyfus VIF - Developing Leaders Portfolio had a name change to Opportunistic Small Cap Portfolio on or about April 19, 2010. 3 Dreman High Return Equity VIP had a name change to Dreman Strategic Value VIP effective on or about June 1, 2009.

4 Oppenheimer Strategic Bond Fund/VA had a name change to Oppenheimer Global Strategic Income Fund/VA effective on or about April 30, 2010. 5 Van Eck Worldwide Insurance Trust changed its name to Van Eck VIP Trust effective on or about May 1, 2010.

6 Van Eck Worldwide Bond had a name change effective on or about May 1, 2010 to Van Eck VIP Global Bond.

7 Van Eck Worldwide Emerging Markets had a name change effective on or about May 1, 2010 to Van Eck VIP Emerging Markets.

8 Van Eck Worldwide Hard Assets had a name change effective on or about May 1, 2010 to Van Eck VIP Global Hard Assets.

The value of your policy will depend upon the investment results of the portfolios you select. The policy’s value and death benefit will fluctuate based on the investment results of the chosen portfolios, the crediting of interest to the General Account, and the deduction of charges. You bear the entire investment risk for all amounts allocated to the Separate Account. There is no guaranteed minimum value for any of the portfolios. We do not guarantee any minimum policy value. You could lose some or all of your money. You must receive, with this prospectus, current prospectuses for all of the portfolios. We recommend that you read this prospectus and the prospectuses for the portfolios carefully. You should keep all prospectuses for later reference.

An investment in the policy is not a bank deposit. Neither the U.S. government nor any governmental agency insures or guarantees your investment in the policy.

It may not be advantageous to purchase a policy as a replacement for another type of life insurance or as a means to obtain additional insurance protection if you already own another variable universal life insurance policy. It also may not be advantageous for you to finance the purchase of this policy through use of a loan or through making withdrawals from another policy that you already own.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved the policy or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

DISTRIBUTION OF THE POLICIES	58
OTHER POLICY PROVISIONS	60
FINANCIAL STATEMENTS	60
GLOSSARY	61
APPENDIX A	A-1
APPENDIX B	B-1
APPENDIX C	C-1
APPENDIX D: SAI Table of Contents	D-1

The policy may not be available in all states and its terms may vary by state. This prospectus does not offer the policy in any state in which we may not legally offer the policy. This policy is no longer sold. You should rely only on the information contained in this prospectus. We have not authorized anyone to provide you with information that is different.

The primary purpose of this variable life insurance policy is to provide insurance protection. We do not claim that the policy is in any way similar or comparable to an investment in a mutual fund.

ii

SUMMARY OF THE BENEFITS AND RISKS OF THE POLICY

This summary provides you with a brief overview of the benefits and risks associated with the Policy. You should read the entire prospectus before purchasing the Policy. Important details regarding the Policy are contained in other sections of this prospectus. Please consult your agent and refer to your Policy for details. For your convenience, we have defined certain terms we use in the Glossary at the end of the prospectus.

Summary of Principal Policy Benefits

Life Insurance Protection. The Policy provides a means for an Owner to accumulate life insurance on the life of a specified Insured. Proceeds under the Policy can generally pass free of federal and state income tax at the death of an Insured.

As long as your Policy remains in force, we will pay the Death Benefit to your Beneficiary, when we receive due proof of the death of the Insured. We will increase the Death Benefit by any additional benefits provided by a supplementary benefit rider. We will reduce the Death Benefit by any outstanding Policy loans and accrued interest and any unpaid Monthly Deductions.

Death Benefit Option A and Option B. We offer two Death Benefit options, which we call Option A and Option B.

You may choose which option to apply to your Policy.

If you choose Death Benefit Option A, the Death Benefit will be based on the greater of:

  Face Amount; or

  the Accumulated Value multiplied by a factor specified by federal income tax law.

If you choose Death Benefit Option B, the Death Benefit will be based on the greater of:

  the Face Amount plus the Accumulated Value; or

  the Accumulated Value multiplied by the same factor that applies to option A.

After a year, you may adjust the Death Benefit by changing the Death Benefit option or by increasing or decreasing the Face Amount of your Policy. See “Death Benefit.”

  You can elect to include an optional accelerated death benefit rider in your Policy, which permits you to receive a discounted payment of the Policy’s Death Benefit before the death of the Insured under circumstances where a terminal illness or chronic illness creates a need for access to the Death Benefit.
  There is no additional cost for the accelerated death benefit rider.

  You can also elect to include accelerated care and chronic care protection riders in your Policy. The accelerated care rider provides periodic partial prepayments of the Death Benefit if the Insured becomes chronically ill, and the chronic care protection rider continues to pay benefits after the entire Death Benefit under the Policy has been prepaid under the accelerated care rider. There is an additional cost for the accelerated care rider and the chronic care protection rider.

  You may add additional insurance and other benefits to your Policy by rider. Please see “Optional Benefits”, below, for a description of the other optional benefits that we offer.

  You may receive personalized illustrations in connection with the purchase of this Policy that reflect your own particular circumstances. These hypothetical illustrations may help you to understand the long-term effects of different levels of investment performance, the possibility of lapse, and the charges and deductions under the Policy. They may also help you to compare this Policy to other life insurance policies. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.

Cash Benefits. After a year, you may borrow against your Policy. The maximum amount of all loans is the Cash Surrender Value less three times the most recent Monthly Deduction. When you take a loan we will transfer an amount equal to the loan to our General Account as Collateral. We charge interest on the loan, and we credit interest on Collateral. Loans may have adverse tax consequences. When the Death Benefit becomes payable or the Policy is surrendered, we will deduct Policy loans and accrued interest from the proceeds otherwise payable. We also currently plan to make preferred loans available when a Policy is 10 years old.

After a year, you may request a Withdrawal of Cash Surrender Value. However:

  You must withdraw at least $500;

  You cannot withdraw more than the Cash Surrender Value on the date we receive your request minus three times the most recent Monthly Deduction for the most recent Monthly Policy Date;

  You may not allocate Withdrawals to the General Account until all the value in the Separate Account has been exhausted.

  We may deduct a Withdrawal charge from each Withdrawal. Withdrawals may have tax consequences.

You may surrender your Policy at any time and receive the Cash Surrender Value, if any. The Cash Surrender Value will equal the Accumulated Value less any Policy loan with accrued interest and any Surrender Charge.

Variety of Investment Options. You may allocate Net Premiums among the subaccounts of the Separate Account and the General Account. The subaccounts in the Separate Account invest in a wide variety of portfolios that cover a broad spectrum of investment objectives and risk tolerances.

We will credit interest at an effective annual rate of at least 4.0% on amounts invested in the General Account.

As your needs or financial goals change, you can change your investment mix. You may make transfers among the Separate Account and the General Account. Currently, you may make an unlimited number of such transfers within the subaccounts of the Separate Account and from the Separate Account to the General Account, without charge. You may not make transfers out of the General Account that exceed the greater of: (a) 25% of the non-loaned Accumulated Value in such account at the time of transfer; (b) or $1,000. We allow only one such transfer out of the General Account in any Policy Year.

We offer Owners the opportunity to participate in “Illuminations.” Under this investment advisory program, National Life has arranged for FundQuest, Inc. (“FundQuest”), a registered investment adviser firm that is independent of National Life, to provide an investment advisory service under which FundQuest maintains an allocation of the Accumulated Value of your Policy among the available options that is suited to your investment objective, financial situation and risk tolerance. To participate in Illuminations, you must enter into a Limited Power of Attorney with FundQuest under which you will authorize FundQuest to direct National Life to implement changes to your portfolio allocation model as determined by FundQuest, without obtaining your specific approval of the changes. The Illuminations investment advisory program is available without charge to Owners.

Summary of the Principal Risks of Purchasing a Policy

Investment Risk. We cannot give any assurance that any portfolio will achieve its investment objectives. You bear the entire investment risk on the value of your Policy you allocate to the Separate Account. In addition, we deduct Policy fees and charges from your Accumulated Value, which can significantly reduce your Accumulated Value. During times of poor performance, these deductions will have an even greater impact on your Accumulated Value. You could lose everything you invest, and your Policy could lapse without value, unless you pay additional premium prior to the lapse. Please note that frequent, large, or short-term transfers among subaccounts, such as those associated with “market timing” transactions, can adversely affect the portfolios and the returns achieved by Owners. Such transfers may dilute the value of portfolio shares, interfere with the efficient management of the portfolios, and increase brokerage and administrative costs of the portfolios. To protect Owners and portfolios from such effects, we have developed market timing procedures. See “Disruptive Trading” below.

If you allocate premiums to the General Account, we credit your Accumulated Value in the General Account with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum effective annual rate of 4%.

Risk of Lapse. If on any Monthly Policy Date the Cash Surrender Value of a Policy is insufficient to cover the Monthly Deductions and other charges under the Policy, we will notify you of this, and the Policy will enter a 61-day Grace Period. If the Grace Period expires without a sufficient payment, the Policy will lapse, and will have no further value. This could happen: (1) if the investment returns on your chosen investment portfolios are lower than anticipated; (2) if you do not pay premiums at the levels you planned; or (3) if you take Policy loans. Your Policy generally will not lapse: (1) during the first 5 Policy Years as long as you pay the Minimum Guarantee Premium; (2) if you purchase the no lapse guarantee rider, the guaranteed death or benefit rider, subject to certain conditions; or (3) you elect and exercise the overloan protection rider, subject to certain conditions.

Tax Risks. We anticipate that a Policy issued on the basis of a standard rate class should generally be deemed a life insurance contract under Federal tax law. However, due to limited guidance under the Federal tax law, there is some uncertainty about the application of the Federal tax law to Policies issued on a substandard basis (i.e., a rate class involving higher than standard mortality risk), particularly if you pay the full amount of premiums permitted under the Policy. In addition, if you elect the accelerated death benefit rider, the accelerated care rider or the Chronic Care Rider, the tax qualification consequences associated with continuing the Policy after a distribution is made are unclear. Please consult with a tax adviser about these consequences. Assuming that a Policy qualifies as a life insurance contract for federal income tax purposes, you should not be deemed to be in constructive receipt of the Policy’s value until there is a distribution from the Policy. Moreover, Death Benefits payable under a Policy should be excludable from the gross income of the Beneficiary. As a result, your Beneficiary generally should not have to pay U.S. federal income tax on the Death Benefit, although other taxes, such as estate taxes, may apply.

Depending on the total amount of premiums you pay, the Policy may be treated as a “Modified Endowment Contract” (“MEC”) under Federal tax laws. If a Policy is treated as a MEC, then surrenders, Withdrawals, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, Withdrawals and loans taken before you attain age 59½. If a Policy is not a MEC, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. However, the tax consequences associated with preferred loans are uncertain. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

The tax treatment of the overloan protection rider that may be purchased with this Policy is uncertain. In particular, it is not clear whether the overloan protection rider will be effective to prevent taxation of the outstanding loan balance as a distribution when the overloan protection rider causes the Policy to convert to a fixed policy. Anyone contemplating the purchase of the Policy with the overloan protection rider should consult a tax adviser.

See “Federal Tax Considerations,” below. You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

Withdrawal and Surrender Risks. The Surrender Charge under the Policy applies for 15 Policy Years after the Policy is issued. An additional Surrender Charge will apply for 15 years from the date of any increase in the Face Amount. It is possible that you will receive no net Cash Surrender Value if you surrender your Policy in the first few Policy Years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy’s value in the near future. We designed the Policy to meet long-term financial goals. The Policy is not suitable as a short-term investment.

Even if you do not ask to surrender your Policy, Surrender Charges may play a role in determining whether your Policy will lapse (or terminate without value), because Surrender Charges decrease the Cash Surrender Value, which is a measure we use to determine whether your Policy will enter a Grace Period (and possibly lapse).

Withdrawals are not permitted in the first Policy Year, and we will reduce the Face Amount by the amount of a Withdrawal if Death Benefit Option A is in effect. A surrender or Withdrawal may have tax consequences.

Loan Risks. A Policy loan, whether or not repaid, will affect the Accumulated Value over time because we subtract the amount of the loan from the subaccounts of the Separate Account and/or the General Account as Collateral, and this Collateral does not participate in the investment performance of the subaccounts of the Separate Account, or receive any higher interest rate credited to the General Account.

We reduce the amount we pay on the Insured’s death by the amount of any indebtedness. Your Policy may lapse if your indebtedness reduces the Cash Surrender Value to zero.

A loan may have tax consequences. In addition, if you surrender your Policy or allow it to lapse while a Policy loan is outstanding, the amount of the loan, to the extent that it has not previously been taxed, will be added to any amount you receive and taxed accordingly.

Portfolio Company Risks. A comprehensive discussion of the risks of each portfolio may be found in the prospectus for such portfolio. Please refer to the portfolios’ prospectuses for more information. There is no assurance that any portfolio will achieve its stated investment objective.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. If the amount of the charge depends on the personal characteristics of the Insured, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of an Insured with the characteristics set forth below. These charges may not be typical of the charges you will pay.

The first table describes the fees and expenses that you will pay at the time you buy the Policy, surrender the Policy, take a Withdrawal from the Policy, or transfer Accumulated Value under the Policy among the subaccounts of the Separate Account and the General Account.

Transaction Fees
	When Charge is	Amount Deducted - Maximum
Charge	Deducted	Guaranteed Charge	Amount Deducted - Current Charge
Premium Tax Charge[1]	Upon receipt of	3.25% of each premium	3.25% of each premium payment
	each premium	payment (2.0% for qualified	(2.0% for qualified employee
	payment	employee benefit plans)	benefit plans)
Surrender Charge:[2]
Deferred	Upon surrender or
Administrative Charge	lapse of the Policy
during the first 15
Policy Years, or
15 Policy Years
following an
increase in Face
Amount

Minimum and		$ 0 - $2 per $1,000 of initial or	$ 0 - $2 per $1,000 of initial or
Maximum Charge[3]		increased Face Amount	increased Face Amount

Charge for a 45 year		$2 per $1,000 of Face Amount	$2 per $1,000 of Face Amount
old male nonsmoker,
first Policy Year

Transaction Fees
	When Charge is	Amount Deducted - Maximum
Charge	Deducted	Guaranteed Charge	Amount Deducted - Current Charge
Deferred Sales Charge	Upon surrender or
lapse of the Policy
during the first 15
Policy Years or
following an
increase in Face
Amount

Deferred Sales Charge		$1.10 to $37.75 per $1,000 of	$1.10 to $37.75 per $1,000 of initial
Minimum and		initial or increased Face	or increased Face Amount
Maximum Charge[4]		Amount
Charge for a Deferred		$8.26 per $1,000 of Face	$8.26 per $1,000 of Face Amount
Sales Charge – 45 year		Amount
old male nonsmoker,
first Policy Year
Withdrawal Fees	Upon making a	Lesser of 2% of amount	Lesser of 2% of amounts withdrawn
	Withdrawal	withdrawn or $25	or $25
Transfer Fees	Upon transfer	$25 per transfer in excess of 5	None
transfers in any one Policy Year
Loan Interest Spread[5]	At the end of each	2% annually of amount held as	1.3% annually of amount held as
	Policy year, or	Collateral	Collateral
upon death,
surrender, or
lapse, if earlier
Projection Report	When report	$25 maximum in New York, no	$25
Charge	requested	maximum elsewhere

1	We may increase the Premium Tax Charge if applicable law changes so that the amounts of taxes on premiums paid by us increase.
2

The Surrender Charge is equal to the deferred administrative charge and the deferred sales charge. The deferred administrative charge is based on the Insured’s issue age (or age on an increase in Face Amount) and Face Amount. The deferred sales charge is based on the Insured’s issue age (or age on an increase in Face Amount), gender, rate class and the Face Amount. The Surrender Charges shown in the table may not be typical of the charges you will pay. Your Policy’s data pages will indicate the charges applicable to your Policy. National Life or your agent will provide more detailed information about the Surrender Charges applicable to you at your request.

3

The minimum charge is based on an Insured with an Issue Age of 5 or less; the maximum charge is based on an Insured with an Issue Age of 25 or more. After the first 5 Policy Years, the charge declines linearly by month through the end of Policy Year 15.

4

The minimum charge is based on a female Insured with an Issue Age of 1; the maximum charge is based on male smoker Insured with an Issue Age of 68 or more. After the first 5 Policy Years, the charge declines linearly by month through the end of Policy Year 15.

5

The loan interest spread is the difference between the amount of interest we charge you for a loan (6.0%, compounded annually) and the amount of interest we credit to the amount in your Collateral loan account (currently 4.7% compounded annually). Currently, after the 10th Policy year, we may credit your Collateral that is in excess of 50% of Accumulated Value with extra interest of 0.5% per annum over what is currently credited to loan Collateral prior to the 11th Policy Year. For loans taken after the 10th Policy year of not more than 50% of Accumulated Value, we may credit your Collateral with interest up to 6.0% compounded annually.

The next table describes the fees and expenses that you will pay periodically during the time you own the Policy, not including portfolio fees and expenses.

Periodic Charges Other Than Portfolio Operating Expenses
Amount Deducted -
		Maximum Guaranteed	Amount Deducted -
Charge	When Charge is Deducted	Charge	Current Charge
Cost of Insurance:[1]	On the Date of Issue of the
Policy and on each Monthly
Policy Date

Minimum and Maximum		$0.057 to $58.01 per	$0.023 to $0.18 per $1,000
Charge[2]		$1,000 of Net Amount at	of Net Amount at Risk per
		Risk per month	month

Charge for a 45 year old		$0.28 per $1,000 of Net	$0.22 per $1,000 of Net
male nonsmoker in the		Amount at Risk per month	Amount at Risk per month
preferred underwriting
class, Face Amount
between $250,000 and
$999,999, Policy Year 1
Mortality and Expense	On the Date of Issue of the	Annual rate of 0.90% of	Annual rate of 0.90% of
Risk Fees[3]	Policy and on each day	the average daily net assets	the average daily net assets
		of each subaccount of the	of each subaccount of the
		Separate Account	Separate Account
Administrative Fees	On the Date of Issue of the	$7.50 per month, plus	$7.50 per month
	Policy and on each Monthly	$0.07 per $1,000 of Face
	Policy Date	Amount[4]
Charges for Optional
Benefits
Additional Protection	On the Date of Issue of the
Benefit[5]	Policy and on each Monthly
Policy Date
Minimum and Maximum		$0.057 to $58.01 per	$0.013 to $19.94 per
Charge[6]		$1,000 of Net Amount at	$1,000 of Net Amount at
		Risk per month	Risk per month

Charge for a 45 year old		$0.28 per $1,000 of Net	$0.055 per $1,000 of Net
male nonsmoker in the		Amount at Risk per month	Amount at Risk per month
preferred underwriting
class, Policy Year 1
Waiver of Monthly	On the Date of Issue of the
Deduction[5]	Policy and on each Monthly
Policy Date thereafter

Minimum and Maximum		$0.051 to $0.27 per month	$0.051 to $0.27 per month
Charge		multiplied by the Monthly	multiplied by the Monthly
		Deduction	Deduction

Charge for a 45 year old		$0.075 per month	$0.075 per month
male nonsmoker in the		multiplied by the Monthly	multiplied by the Monthly
preferred underwriting		Deduction	Deduction
class, Policy Year 1

Periodic Charges Other Than Portfolio Operating Expenses
Amount Deducted -
		Maximum Guaranteed	Amount Deducted -
Charge	When Charge is Deducted	Charge	Current Charge
Accidental Death Benefit[5]	On the Date of Issue of the
Policy and on each Monthly
Policy Date thereafter

Minimum and Maximum		$0.023 to $0.18 per month	$0.023 to $0.18 per month
Charge		per $1,000 of net amount	per $1,000 of net amount
		of the increase in Death	of the increase in Death
		Benefit provided by the	Benefit provided by the
		rider	rider

Charge for a 45 year old		$0.086 per month per	$0.086 per month per
male nonsmoker in the		$1,000 of net amount of	$1,000 of net amount of
preferred underwriting		the increase in Death	the increase in Death
class, Policy Year 1		Benefit provided by the	Benefit provided by the
		rider	rider
Guaranteed Insurability	On the Date of Issue of the
Option[7]	Policy and on each Monthly
Policy Date thereafter

Minimum and Maximum		$0.022 to $0.16 per month	$0.022 to $0.16 per month
Charge		times the amount the rider	times the amount the rider
		permits you to increase the	permits you to increase the
		Face Amount	Face Amount

Charge for a 35 year old		$0.15 per month times the	$0.15 per month times the
male (not available for		amount the rider permits	amount the rider permits
ages 40 and over)		you to increase the Face	you to increase the Face
		Amount	Amount
Guaranteed Death Benefit	On the Date of Issue of the	$0.01 per $1,000 of Face	$0.01 per $1,000 of Face
	Policy and on each Monthly	Amount per month	Amount per month
Policy Date thereafter
No Lapse Guaranty	On the Date of Issue of the	$0.05 per $1,000 of Face	$0.05 per $1,000 of Face
	Policy and on each Monthly	Amount per month	Amount per month
Policy Date
Disability Benefit -	On the Date of Issue of the
Payment of Mission Costs[7]	Policy and on each Monthly
Policy Date

Minimum and Maximum		$1.65 to $4.25 per month	$1.65 to $4.25 per month
Charge

Charge for a 45 year old
male nonsmoker in the
preferred underwriting
class, Policy Year 1		$3.06 per month	$3.06 per month

Periodic Charges Other Than Portfolio Operating Expenses
Amount Deducted -
		Maximum Guaranteed	Amount Deducted -
Charge	When Charge is Deducted	Charge	Current Charge
Accelerated Care Rider[7]	On the Date of Issue of the
Policy and on each Monthly
Policy Date

Minimum and Maximum		$0.025 to $4.32 per $1,000	$0.01to $1.98 per $1,000
Charge		of Net Amount at Risk,	of Net Amount at Risk,
		plus from $0.0007 to $0.92	plus from $0.0003 to $0.63
		per dollar of Monthly	per dollar of Monthly
		Deduction, per month	Deduction, per month

Charge for a 45 year old		$0.14 per $1,000 of Net
male nonsmoker in the		Amount at Risk, plus
preferred underwriting		$0.0038 per dollar of
class, ACR1 with inflation		Monthly Deduction, per
protection option, Policy		month
Year 1
Chronic Care Protection	On the Date of Issue of the
Rider[7]	Policy and on each Monthly
Policy Date

Minimum and Maximum		$0.0051 to $4.34 per	$0.0051 to $4.34 per
Charge		$1,000 of Face Amount per	$1,000 of Face Amount per
		month	month

Charge for a 45 year old		$0.18 per $1,000 of Face	$0.18 per $1,000 of Face
male nonsmoker in the		Amount per month	Amount per month
preferred underwriting
class, EBR1 with inflation
protection option without
nonforfeiture benefit
option, Policy Year 1

Overloan Protection	At the time of exercise	0%-5% of Accumulated	0%-5% of Accumulated
		Value	Value

[1]

Cost of insurance charges vary based on the Insured’s age, sex, Rate Class, Net Amount at Risk, and Face Amount, and the current cost of insurance charges also vary based on the Policy’s Duration and size. In addition, current cost of insurance charges for currently issued Policies may be lower than for Policies issued during specified past periods. The Net Amount at Risk is the amount by which the Unadjusted Death Benefit under the Policy exceeds the Accumulated Value of the Policy. The cost of insurance charges shown in the table may not be typical of what you will pay. Your Policy’s data page will indicate the guaranteed cost of insurance charges applicable to your Policy. We will also provide more detailed information concerning your charges at your request.

[2]

The current minimum charge is based on an Insured with the following characteristics: Issue Age 20, female, elite preferred nonsmoker, Policy year 11, for Face Amounts of $1,000,000 or more; the guaranteed minimum charge is based on an Insured with the following characteristics: Issue Ages 0-10, female, juvenile, the Policy Year in which Attained Age 10 is reached, for all Face Amount bands; the guaranteed maximum charge is based on an Insured with the following characteristics: all Issue Ages, male, all underwriting classes, the Policy Year in which Attained Ages 98, 99 and 100 are reached; and the current maximum charge is based on an Insured with the following characteristics: all Issue Ages, both sexes, all underwriting classes, the Policy Year in which Attained Ages 99 and 100 are reached.

[3]

We currently intend, starting in Policy Year 11, to partially offset this charge by reducing each Monthly Deduction by an amount equal to 0.50% per annum of the Accumulated Value in the Separate Account, and we also intend, starting in Policy Year 11, to credit interest on non-loaned Accumulated Value in the Fixed Account at rates that are 0.50% per annum higher than those that applies to Policies still in their first 10 Policy Years. These enhancements are not guaranteed, however.

[4]	$7.50 per month in all states other than New York and Texas.
[5]

The additional protection benefit, waiver of monthly deduction, and accidental death benefit rider charges vary by the Insured's Issue Age, sex, Rate Class and the Policy's Duration. The rider charges shown in the table may not be representative of the charges you will pay. Charges based on age may increase as the Insured ages. Your Policy's data page will indicate the guaranteed charges applicable to your Policy. National Life and/or your agent will provide more detailed information concerning your charges at your request.

[6]

The current minimum charge is based on an Insured with the following characteristics: Issue Age 20, female, elite preferred nonsmoker, Policy year 11; the guaranteed minimum charge is based on an Insured with the following characteristics: Issue Ages 0-10, female, juvenile, the Policy Year in which Attained Age 10 is reached; the guaranteed maximum charge is based on an Insured with the following characteristics: all Issue Ages, male, all underwriting classes, the Policy Year in which Attained Ages 98, 99 and 100 are reached; and the current maximum charge is based on an Insured with the following characteristics: all Issue Ages, male, all underwriting classes, the Policy Year in which Attained Age 100 is reached. For currently issued Policies, the current maximum charge will apply to all Issue Ages, males, preferred and standard smokers, at Attained Ages 98 - 100.

[7]

The guaranteed insurability option, disability benefit - payment of mission costs, accelerated care, and chronic care rider charges vary by the Insured's age and sex. The rider charges shown in the table may not be representative of the charges you will pay. Charges based on age may increase as the Insured ages. Your Policy's data page will indicate the charge applicable to your Policy. National Life and/or your agent will provide more detailed information concerning your charges at your request.

The following table describes the portfolio fees and expenses that you will pay periodically during the time that you own the Policy. The table shows the minimum and maximum fees and expenses charged by any of the portfolios for the year ended December 31, 2009. The expense of the portfolios may be higher or lower in the future. More details concerning each portfolio’s fees and expenses are contained in the prospectus for each portfolio.

Underlying Fund Annual Expenses (as a percentage of underlying Fund average net assets)
	Minimum	Maximum
Total Annual Fund Operating Expenses (expenses that are
deducted from fund assets, including management fee, distribution	0.10%	2.47%
and/or service 12b-1 fees, and other expenses).

The annual expenses as of December 31, 2009 (unless otherwise noted) of each Fund, before any fee waivers or expense reimbursements, are shown below. 1

Fund	Management	12b-1	Other	Acquired	Gross	Waivers,	Net Total
	Fee	Fees[2]	Expenses	Fund	Total	Reimbursements,	Annual
				Fees	Annual	and Recoupment	Expenses[3]
					Expenses[3]
Sentinel VPT
Balanced Fund	0.55%	0.00%	0.31%	0.00%	0.86%	0.00%	0.86%
Bond Fund	0.40%	0.00%	0.24%	0.00%	0.64%	0.00%	0.64%
Common Stock Fund	0.50%	0.00%	0.21%	0.00%	0.71%	0.00%	0.71%
Mid Cap Growth Fund	0.50%	0.00%	0.34%	0.00%	0.84%	0.00%	0.84%
Money Market Fund	0.25%	0.00%	0.27%	0.00%	0.52%[4]	0.00%	0.52%[4]
Small Company Fund	0.50%	0.00%	0.26%	0.00%	0.76%	0.00%	0.76%
Invesco V.I.
Dynamics Fund - Series
I Shares	0.75%	0.00%	0.58%	0.01%[6]	1.34%[5]	0.00%	1.34%[5]
Global Health Care
Fund- Series I Shares	0.75%	0.00%	0.39%	0.01%[6]	1.15%[5]	0.00%	1.15%[5]
Technology Fund-
Series I Shares	0.75%	0.00%	0.44%	0.01%[6]	1.20%[5]	0.00%	1.20%[5]
Alger
Large Cap Growth
Portfolio - Class O
Shares	0.71%	0.00%	0.16%	0.00%	0.87%	0.00%	0.87%
Capital Appreciation
Portfolio - Class O
Shares	0.81%	0.00%	0.18%	0.00%	0.99%[7]	0.04%	0.95%[7]
Small Cap Growth
Portfolio - Class O
Shares	0.81%	0.00%	0.16%	0.00%	0.97%	0.00%	0.97%

Fund	Management	12b-1	Other	Acquired	Gross	Waivers,	Net Total
	Fee	Fees[2]	Expenses	Fund	Total	Reimbursements, Annual
				Fees	Annual	and Recoupment	Expenses[3]
					Expenses[3]
AllianceBernstein VPS
International Growth
Portfolio - Class A
Shares	0.75%	0.00%	0.24%	0.00%	0.99%	0.00%	0.99%
International Value
Portfolio - Class A
Shares	0.75%	0.00%	0.08%	0.00%	0.83%	0.00%	0.83%
Small/Mid Cap Value
Portfolio - Class A
Shares	0.75%	0.00%	0.12%	0.00%	0.87%	0.00%	0.87%
Value Portfolio - Class
A Shares	0.55%	0.00%	0.15%	0.00%	0.70%	0.00%	0.70%
American Century VP
Income & Growth Fund
- Class I	0.70%[8]	0.00%	0.00%	0.00%	0.70%	0.00%	0.70%
Value Fund - Class I	0.97%[8]	0.00%	0.00%	0.00%	0.97%	0.00%	0.97%
Ultra® Fund - Class I	1.00%[8]	0.00%	0.01%	0.00%	1.01%	0.00%	1.01%
VistaSM Fund - Class I	1.00%[8]	0.00%	0.01%	0.00%	1.01%	0.00%	1.01%
International Fund -
Class I	1.36%[8]	0.00%	0.01%	0.01%	1.38%	0.00%	1.38%
Inflation Protection
Fund - Class I	0.48%[8]	0.00%	0.01%	0.00%	0.49%	0.00%	0.49%
Dreyfus
VIF Appreciation
Portfolio - Initial Shares	0.75%	0.00%	0.05%	0.00%	0.80%	0.00%	0.80%
VIF Opportunistic
Small Cap Portfolio -
Initial Shares	0.75%	0.00%	0.11%	0.00%	0.86%	0.00%	0.86%
VIF Quality Bond
Portfolio - Initial Shares	0.65%	0.00%	0.10%	0.00%	0.75%	0.00%	0.75%
Dreyfus Socially Responsible
Growth Fund - Initial Shares	0.75%	0.00%	0.14%	0.00%	0.89%	0.00%	0.89%
Fidelity® VIP
Contrafund® Portfolio -
Initial Class	0.56%	0.00%	0.11%	0.00%	0.67%[9]	0.00%	0.67%[9]
Equity-Income
Portfolio - Initial Class	0.46%	0.00%	0.12%	0.00%	0.58%	0.00%	0.58%
Growth Portfolio -
Initial Class	0.56%	0.00%	0.13%	0.00%	0.69%[9]	0.00%	0.69%[9]
High Income Portfolio -
Initial Class	0.57%	0.00%	0.13%	0.00%	0.70%	0.00%	0.70%
Index 500 Portfolio -
Initial Class	0.10%	0.00%	0.00%	0.00%	0.10%[10]	0.00%	0.10%[10]
Investment Grade Bond
Portfolio - Initial Class	0.32%	0.00%	0.13%	0.00%	0.45%	0.00%	0.45%
Mid Cap Portfolio -
Initial Class	0.56%	0.00%	0.12%	0.00%	0.68%	0.00%	0.68%
Overseas Portfolio -
Initial Class	0.71%	0.00%	0.17%	0.00%	0.88%[9]	0.00%	0.88%[9]
Value Strategies
Portfolio - Initial Class	0.56%	0.00%	0.19%	0.00%	0.75%[9]	0.00%	0.75%[9]

Fund	Management 12b-1		Other	Acquired	Gross	Waivers,	Net Total
	Fee	Fees[2]	Expenses	Fund	Total	Reimbursements,	Annual
				Fees	Annual	and Recoupment	Expenses[3]
					Expenses[3]
Franklin Templeton
Mutual Global
Discovery Securities -
Class 1 Shares	0.80%	0.00%	0.26%	0.00%	1.06%	0.00%	1.06%
Mutual Shares
Securities Fund - Class
2 shares	0.60%	0.25%	0.18%	0.00%	1.03%	0.00%	1.03%
Small Cap Value
Securities Fund - Class
2 shares	0.52%	0.25%	0.18%	0.03%	0.98%[11]	0.00%	0.98%[11]
Small-Mid Cap Growth
Securities Fund - Class
2 shares	0.51%	0.25%	0.30%	0.01%	1.07%[11]	0.00%	1.07%[11]
Foreign Securities Fund
- Class 2 shares	0.64%	0.25%	0.15%	0.02%	1.06%[11]	0.00%	1.06%[11]
Global Real Estate
Fund - Class 2 shares	0.80%	0.25%	0.31%	0.00%	1.36%[12]	0.21%	1.15%[12]
U.S. Government -
Class 1 Shares	0.49%	0.00%	0.04%	0.00%	0.53%	0.00%	0.53%
JP Morgan Insurance Trust
International Equity
Portfolio - Class 1
Shares	0.60%	0.00%	0.80%[13]	0.00%	1.40%[15]	0.37%	1.03%[15]
Small Cap Core
Portfolio - Class 1
Shares	0.65%	0.00%	0.74%[14]	0.00%	1.39%[15]	0.36%	1.03%[15]
Neuberger Berman AMT
Partners Portfolio - I
Class	0.85%	0.00%	0.21%	0.00%	1.06%[16]	0.00%	1.06%[16]
Mid-Cap Growth
Portfolio - I Class	0.85%	0.00%	0.16%	0.00%	1.01%[16]	0.00%	1.01%[16]
Small-Cap Growth
Portfolio S Class Shares	1.15%	0.25%	1.06%	0.01%	2.47%[17]	1.04%	1.43%[17]
Short Duration Bond
Portfolio - I Class	0.65%	0.00%	0.14%	0.00%	0.79%[16]	0.00%	0.79%[16]
Socially Responsive
Portfolio - I Class	0.85%	0.00%	0.30%	0.00%	1.15%[16]	0.00%	1.15%[16]
DWS Variable Series II
DWS Strategic Value
VIP - Class B shares	0.67%	0.25%	0.19%[18]	0.00%	1.11%	0.00%	1.11%
DWS Dreman Small
Mid Cap Value VIP -
Class B shares	0.65%	0.25%	0.24%[18]	0.00%	1.14%	0.00%	1.14%
DWS Investments VIT Funds
Small Cap Index Fund	0.35%	0.00%	0.21%[18]	0.00%	0.56%[19]	0.00%	0.56%[19]
Oppenheimer Variable Accounts
Funds
Balanced Fund/VA -
Service Shares	0.75%	0.25%	0.15%	0.02%	1.17%[20]	0.00%	1.17%[20]
Main Street Small Cap
Fund/VA® - Service
Shares	0.71%	0.25%	0.19%	0.00%	1.15%[21]	0.00%	1.15%[21]

Fund	Management	12b-1	Other	Acquired	Gross	Waivers,	Net Total
	Fee	Fees[2]	Expenses	Fund	Total	Reimbursements,	Annual
				Fees	Annual	and Recoupment	Expenses[3]
					Expenses[3]
Global Strategic
Income Fund/VA -
Service Shares	0.55%	0.25%	0.10%	0.03%	0.93%[22]	0.00%	0.93%[22]
T. Rowe Price
Blue Chip Growth
Portfolio - Class II
shares	0.73%	0.25%	0.12%	0.00%	1.10%	0.00%	1.10%
Equity Income
Portfolio - Class II
shares	0.83%	0.25%	0.02%	0.00%	1.10%	0.00%	1.10%
Health Sciences
Portfolio - Class II
shares	0.04%	0.25%	1.56%	0.00%	1.85%	0.00%	1.85%
Personal Strategy
Balanced Portfolio VIP
I	0.56%	0.00%	0.26%	0.00%	0.82%	0.00%	0.82%
Wells Fargo Advantage VT
Discovery Fund	0.75%	0.25%	0.35%	0.01%	1.36%[23]	0.20%	1.16%[23]
Opportunity Fund	0.75%	0.25%	0.32%	0.02%	1.34%[23]	0.25%	1.09%[23]
Van Eck VIP Trust[25]
Global Bond Fund -
Initial Class[25]	1.00%	0.00%	0.31%	0.00%	1.31%[24]	0.00%	1.31%[24]
Emerging Markets
Fund - Initial Class[25]	1.00%	0.00%	0.22%	0.00%	1.22%[24]	0.00%	1.22%[24]
Global Hard Assets
Fund - Initial Class[25]	0.96%	0.00%	0.14%	0.01%	1.11%[24]	0.00%	1.11%[24]

1. The Fund fees and expenses used to prepare the table above, and the example below, were provided to us by the Funds. We have not independently verified such information. Current or future expenses may be greater or less than those shown. In addition, certain Funds may impose a redemption fee of no more than 2% of the amount of Fund shares redeemed. We may be required to implement a Fund's redemption fee. The redemption fee will be assessed against your Contract Value. For more information, please see each Fund's prospectus.

2. Our affiliate, Equity Services, Inc., the principal underwriter for the Contracts, will received 12b-1 fees deducted from certain Fund assets attributable to the Contracts for providing distribution and shareholder support services to some Funds.

3. The Total Annual Fund Operating Expenses may not be the same as the reported in the portfolio's financial highlights and shareholder reports, because Total Annual Fund Operating Expenses include expenses related to other investment companies acquired by the portfolio, if any, while the financial highlights and shareholder reports do not.

4. Effective January 22, 2009, the Advisor has agreed to reimburse the advisory fees paid by the Sentinel Variable Products Money Market Fund to the extent necessary to prevent total expenses paid by the Fund from exceeding the gross income earned on the Fund’s investments. This reimbursement may be discontinued at any time.

5. The Invesco VI Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses of Series I shares to 1.30% of average daily net assets. The expense limitation agreement is in effect through at least April 30, 2011. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. In addition, the Fund may also benefit from a one time credit to be used to offset future custodian expenses. These credits are used to pay certain expenses incurred by the Fund.

6. Acquired Fund Fees are not fees or expenses incurred by the fund directly but are expenses of the investment companies in which the fund invests. You incur these fees and expenses indirectly through valuation of the fund's investment in those investment companies. As a result, the Net Annual Fund Operating Expenses may exceed the limit on Total Annual Fund Operating Expenses, if any. The impact of the acquired fund fees and expense are included in the total returns of the Fund.

7. Effective December 1, 2006, through November 30, 2011, the Manager of Alger American Capital Appreciation Portfolio has contractually agreed to waive 0.035% of its Advisory Fees.

8. The fund has a stepped fee schedule. As a result, the fund's unified management fee rate generally decreases as strategy assets increase and increases as strategy assets decrease.

9. A portion of the brokerage commissions that the Fidelity® VIP Contrafund® Portfolio, Fidelity® VIP Growth Portfolio, Fidelity® Overseas Portfolio, and

Fidelity® Value Strategies Portfolio pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. These offsets may be discontinued at any time. Including these reductions, the Net Total Annual Expense would have been 0.65% for Fidelity® VIP Contrafund® Portfolio, 0.68% for Fidelity® VIP Growth Portfolio, 0.74% for Fidelity® Value Strategies Portfolio, and 0.84% for Fidelity® Overseas Portfolio.

10. Management fees for the fund have been reduced to 0.10%, and class expenses are limited to 0.10% (these limits do not apply to interest, taxes, brokerage commissions, security lending fees, or extraordinary expenses). This expense limit may not be increased without approval of the fund's shareholders and board of trustees. Thus, the expense limit is required by contract and is not voluntary on the fund manager's part.

11. The manager has agreed in advance to reduce its fee from assets invested by the Fund in a Franklin Templeton money market fund (the acquired fund) to the extent that the Fund's fees and expenses are due to those of the acquired fund. This reduction is required by the Trust's board of trustees and an exemptive order of the SEC.

12. The investment manager and administrator have contractually agreed to waive or limit their respective fees so that the increase in investment management and fund administration fees paid by the Fund is phased in over a five year period, starting on May 1, 2007, with there being no increase in the rate of such fees for the first year ending April 30, 2008. For each of four years thereafter through April 30, 2012, the investment manager and administrator will receive one-fifth of the increase in the rate of fees. Beginning May 1, 2012, the full new investment management and administration fees will then be in effect. Based on Fund total assets of $383.9 million on December 31, 2009, it is estimated that the increase for the year ending April 30, 2011 will be 0.11%, which is a 0.06% increase in the management fee and a 0.05% increase in the administration fee, for net annual Fund operating expenses of 1.01%. In future years the fee rates will vary in accordance with the fee rate schedules and Fund assets.

13. On April 24, 2009 the Portfolio was involved in a reorganization with the JPMorgan International Equity Portfolio where the accounting survivor is the JPMorgan International Equity Portfolio. Because of the reorganization, "Other Expenses" have been calculated based on the actual other expenses incurred by the accounting survivor in the most recent fiscal year prior to the reorganization and incurred by the Portfolio thereafter, except that the accounting survivor's expenses have been restated to reflect the Portfolio's fund administration fee.

14. On April 24, 2009 the Portfolio was involved in a reorganization with the JPMorgan Small Company Portfolio where the accounting survivor is the JPMorgan Small Company Portfolio. Because of the reorganization, "Other Expenses" have been calculated based on the actual other expenses incurred by the accounting survivor in the most recent fiscal year prior to the reorganization and incurred by the Portfolio thereafter, except that the accounting survivor's expenses have been restated to reflect the Portfolio's fund administration fee.

15. The Portfolio’s adviser and administrator (the Service Provider) have contractually agreed to waive fees and/or reimburse expenses to the extent that gross total annual expenses of the JPMorgan Insurance Trust International Equity Portfolio Class 1 Shares and JPMorgan Insurance Trust Small Cap Core Portfolio Class 1 Shares (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 1.03% of the average daily net assets. This contract continues through April 30, 2011, at which time, the Service Providers will determine whether or not to review or revise it.

16. Neuberger Berman Management Inc. ("NBMI") has undertaken through December 31, 2013, to waive fees and/or reimburse certain operating expenses, including the compensation of NBMI (except with respect to Short Duration Bond Portfolio, Mid-Cap Growth Portfolio, and Partners Portfolio) and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 1% of average daily net asset value of the Short Duration Bond Portfolio, Mid-Cap Growth Portfolio, and Partners Portfolio and 1.30% of average daily net asset value of the Socially Responsive Portfolio. The expense limitation arrangements for the Portfolios are contractual and any excess expenses can be repaid to NBMI within three years of the year incurred, provided such recoupment would not cause a Portfolio to exceed its respective limitation.

17. Neuberger Berman Management Inc. ("NBMI") has undertaken through December 31, 2013, to waive fees and/or reimburse certain operating expenses, including the compensation of NBMI and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 1.4% of the average daily net asset value of the Small-Cap Growth Portfolio. The expense limitation arrangements for the Portfolios are contractual and any excess expenses can be repaid to NBMI within three years of the year incurred, provided such recoupment would not cause a Portfolio to exceed its respective limitation.

18. Includes a 10% of average daily net assets administrative fee paid to the Advisor.

19. Through April 30, 2011, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the portfolio to the extent necessary to maintain the portfolio's total annual operating expenses at 0.53% for Class A Shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

20. The Manager has voluntarily agreed to waive a portion of the advisory fee and/or reimburse certain expenses so that the total expenses of the Fund will not exceed 0.92% of average annual net assets. This voluntary waiver and/or reimbursement may be withdrawn at any time. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fee incurred through the Fund's investment in Oppenheimer Institutional Money Market Fund. From April 1, 2009 through March 31, 2010, the Manage voluntarily waived the advisory fee by 0.08% of the Fund's average daily net assets. That voluntary waiver was applied after all other waivers and/or reimbursements.

21. Effective May 1, 2009, the Manager has voluntarily undertaken to limit the Fund's total annual operating expenses so that those expenses, as percentages of daily net assets would not exceed the annual rate of 1.05%. This voluntary undertaking may be amended or withdrawn at any time.

22. The Manager will voluntarily waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in Oppenheimer Institutional Money Market Fund, Oppenheimer Master Loan Fund, LLC, and Oppenheimer Master Event-Linked Bond Fund, LLC.

23. Expenses have been adjusted from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses. The adviser has contractually committed through April 30, 2011, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's net operating expenses, including the underlying master portfolio's fees and expenses, and excluding brokerage commissions, interest, taxes and extraordinary expenses, do not exceed the net operating expense ration shown. The committed net operating expense ratio may be increased or terminated only with approval of the Board of Trustees.

24. For the period May 1, 2010 until May 1, 2011, the Advisor contractually agreed to waive fees and reimburse certain operating expenses (excluding interest, dividends paid on securities sold short, taxes, extraordinary expenses, and acquired fund fees) to the extent Gross Total Annual Expenses exceed 1.10% for Global Bond Fund, 1.50% for Emerging Markets Fund, and 1.20% for Global Hard Assets Fund.

25. Effective May 1, 2010, the Van Eck Worldwide Insurance Trust has been renamed Van Eck VIP Trust. The Van Eck Worldwide Hard Assets Fund has been renamed Van Eck VIP Global Hard Assets Fund. The Van Eck Worldwide Emerging Markets Fund has been renamed Vane Eck VIP Emerging Markets Fund. The Van Eck Worldwide Bond Fund has been renamed Van Eck VIP Global Bond Fund.

For information concerning compensation paid in connection with the sale of the Policies, see “Distribution of the Policies.”

NATIONAL LIFE AND THE GENERAL ACCOUNT

National Life

National Life is authorized to transact life insurance and annuity business in Vermont and in 50 other jurisdictions. National Life was originally chartered as a mutual life insurance company in 1848 under Vermont law. It is now a stock life insurance company.

The General Account

You may allocate some or all of your Net Premiums, and transfer some or all of the Accumulated Value of your Policy to our General Account. We bear the full investment risk for all amounts allocated or transferred to the General Account. We credit interest on Net Premiums and Accumulated Value allocated to the General Account at rates we declare. These rates will not be less than 4%. The principal, after deductions, is also guaranteed.

We own the assets in the General Account, and use these assets to support our insurance and annuity obligations other than those funded by Separate Account investments. These assets are subject to National Life’s general liabilities from business operations.

We have not registered the General Account with the SEC, and the staff of the SEC has not reviewed the disclosure in this prospectus relating to the General Account. Disclosures regarding the General Account, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

We may credit the non-loaned Accumulated Value in the General Account with current rates in excess of the 4% minimum guarantee, but we are not obligated to do so. We have no specific formula for determining specific interest rates. Because we anticipate changing the current interest rate from time to time, in our sole discretion, allocations to the General Account made at different times are likely to be credited with different current interest rates. We will declare an interest rate each month to apply to amounts allocated or transferred to the General Account in that month. The rate declared on such amounts will remain in effect for 12 months. At the end of the 12-month period, we may declare a new current interest rate on such amounts and accrued interest thereon (which may be a different current interest rate than the current interest rate on new allocations to the General Account on that date). We will determine any interest credited on the amounts in the General Account in excess of the minimum guaranteed rate of 4% per year in our sole discretion. You assume the risk that interest credited may not exceed the guaranteed minimum rate. Amounts allocated to the General Account will not share in the investment performance of our General Account. We currently intend to credit interest on non-loaned Accumulated Value in the General Account for Policies in Policy Year 11 and thereafter at rates which are 0.50% per annum higher than those that apply to Policies still in their first ten Policy Years. This enhancement is not guaranteed, however, except in New York and Texas. We may in our sole discretion, upon prior notice to Owners, decide not to credit the enhancement.

Amounts deducted from the non-loaned Accumulated Value in the General Account for Withdrawals, Policy loans, transfers to the Separate Account, Monthly Deductions or other charges are, for the purpose of crediting interest, accounted for on a last in, first out (“LIFO”) method.

Transfers from the General Account. We allow only one transfer in each Policy Year from the amount of non-loaned Accumulated Value in the General Account to any or all of the subaccounts of the Separate Account. The amount you transfer from the General Account may not exceed the greater of 25% of the value of the non-loaned Accumulated Value in such account at the time of transfer, or $1,000. We will make the transfer as of the Valuation Day we receive your written or telephone request at our Home Office in good form.

THE SEPARATE ACCOUNT AND THE PORTFOLIOS

The Separate Account

The Separate Account is a separate investment account established under Vermont law to which we allocate assets to support the benefits payable under the Policies, other policies we currently issue, and other variable life insurance policies we may issue in the future. We own the Separate Account’s assets, and we are obligated to pay all amounts we promise to pay under the Policies.

The Separate Account’s assets are held separate from our other assets and are not part of our General Account. Income, gains and losses, whether or not realized, from assets allocated to the Separate Account will be credited or charged against the Separate Account without regard to our other income, gains or losses. Income, gains, and losses credited to, or charged against, a subaccount reflect the subaccount’s own investment performance and not the investment performance of our other assets. As a result, the portion of the Separate Account’s assets equal to the reserves and other liabilities under the Policies (and other policies) supported by the Separate Account will not be exposed to liabilities arising out of any other business that we may conduct. If the Separate Account’s assets exceed the required reserves and other liabilities, we may transfer the excess to our General Account.

The subaccounts of the Separate Account purchase and redeem shares of the portfolios at net asset value. Any dividend and capital gain distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

If investment in one or more portfolios is no longer possible, in our judgment becomes inappropriate for the purposes of the Policy, or for any reason, in our sole discretion, we may substitute another portfolio without your consent. The substituted portfolio may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future premiums, or both. However, no such substitution will be made without any necessary approval of the SEC. Furthermore, we may close subaccounts to allocations of premiums or Accumulated Value, or both, at any time in our sole discretion. Portfolios, which sell their shares to the subaccounts under participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts.

We reserve the right to make other structural and operational changes affecting the Separate Account. See “Addition, Deletion, or Substitution of Investments.”

The Portfolios

The Separate Account invests in shares of certain portfolios. Each portfolio is part of a mutual fund that is registered with the SEC as an open-end management investment company.

Each portfolio’s assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios. Thus, each portfolio operates as a separate investment fund, and the income or losses of one portfolio generally have no effect on the investment performance of any other portfolio. You should know that during extended periods of low interest rates, and partly as a result of insurance charges, the yields of the Sentinel Variable Products Trust Money Market Fund in which a subaccount of our Separate Account invests (“Money Market Subaccount”) may also become extremely low and possibly negative. There is no assurance that the Sentinel Variable Products Trust Money Market Fund will be able to maintain a stable net asset value per share.

The following table provides certain information on each portfolio, including its fund type, and its investment adviser (and subadviser, if applicable). There is no assurance that any of the portfolios will achieve their investment objective(s). You can find detailed information about the portfolios, including a description of risks and expenses, in the prospectuses for the portfolios that accompany this prospectus. You should read these prospectuses carefully and keep them for future reference.

Fund	Type of Fund	Investment Adviser	Subadviser
Sentinel Variable Products Trust:
Common Stock Fund	Large Blend Equity	Sentinel Asset Management, Inc.	None
Mid Cap Growth
Mid Cap Fund	Equity	Sentinel Asset Management, Inc.	None
Money Market Fund	Money Market	Sentinel Asset Management, Inc.	None
Small Company Fund	Small Growth Equity	Sentinel Asset Management, Inc.	None
Investment-Grade
Bond Fund	Bond	Sentinel Asset Management, Inc.	None
Hybrid Equity and
Balanced Fund	Debt	Sentinel Asset Management, Inc.	None
AIM Variable Insurance Funds (Invesco Variable
Insurance Funds):
Mid Cap Growth
Invesco V.I. Dynamics Fund	Equity	Invesco Advisers, Inc.	N/A
Invesco V.I. Global Health Care Fund	Sector Equity	Invesco Advisers, Inc.	N/A
Invesco V.I. Technology Fund	Sector Equity	Invesco Advisers, Inc.	N/A
The Alger Portfolios:
Capital Appreciation Portfolio - Class O Shares	Growth Equity	Fred Alger Management, Inc.	None
Large Cap Growth Portfolio - Class O Shares	Large Growth Equity	Fred Alger Management, Inc.	None
Small Cap Growth Portfolio - Class O Shares	Small Growth Equity	Fred Alger Management, Inc.	None
AllianceBernstein Variable Products Series Fund,
Inc.:
International Growth	International Equity	AllianceBernstein L.P.	None
International Value	International Equity	AllianceBernstein L.P.	None
Small Mid Value
Small/Mid Cap Value	Equity	AllianceBernstein L.P.	None
Value	Large Value Equity	AllianceBernstein L.P.	None
American Century Variable Portfolios, Inc.:
American Century Investment
VP Income & Growth Portfolio	Large Value Equity	Management, Inc.	None
		American Century Investment	None
VP Inflation Protection Portfolio	Fixed Income	Management, Inc.
American Century Global
VP International Portfolio	International Equity	Investment Management, Inc.	None
American Century Investment
VP Ultra® Portfolio	Large Growth Equity	Management, Inc.	None
American Century Investment
VP Value Portfolio	Mid Cap Value Equity	Management, Inc.	None
	Mid Cap Growth	American Century Investment
VP VistaSM Portfolio	Equity	Management, Inc.	None
Dreyfus Variable Investment Fund
Appreciation Portfolio	Large Blend	The Dreyfus Corporation	Fayez Sarofim & Co.
Opportunistic Small Cap Portfolio	Aggressive Growth	The Dreyfus Corporation	None
Investment Grade
Quality Bond Portfolio	Bond	The Dreyfus Corporation	None
Dreyfus Socially Responsible Growth Fund, Inc.	Large Cap Growth	The Dreyfus Corporation	None
DWS Variable Series II:
		Deutsche Investment	Dreman Value
DWS Dreman Strategic Value VIP	Large Value	Management Americas, Inc.	Management, LLC
		Deutsche Investment	Dreman Value
DWS Dreman Small Mid Cap Value VIP	Small Cap Value	Management Americas, Inc.	Management, LLC
DWS Investments VIT Funds:

Fund	Type of Fund	Investment Adviser	Subadviser
		Deutsche Investment	Northern Trust
DWS Small Cap Index VIP	Small Index Equity	Management Americas, Inc.	Investments, Inc.
Fidelity® Variable Insurance Products Initial Class:
Fidelity Management &
Contrafund® Portfolio	Large Growth Equity	Research Company	None
Fidelity Management &
Equity-Income Portfolio	Large Value Equity	Research Company	None
Fidelity Management &
Growth Portfolio	Large Growth Equity	Research Company	None
	Below Investment	Fidelity Management &
High Income Portfolio	Grade Bond	Research Company	None
		Fidelity Management &	Geode Capital
Index 500 Portfolio	Index Equity	Research Company	Management, LLC
	Investment Grade	Fidelity Management &
Investment Grade Bond Portfolio	Bond	Research Company	None
Fidelity Management &
Mid Cap Portfolio	Mid Cap Blend	Research Company	None
FMR U.K., FMR Far
East, and Fidelity
International
Investment Advisers;
		Fidelity Management &	Fidelity Investments
Overseas Portfolio	International Equity	Research Company	Japan Limited
Fidelity Management &
Value Strategies Portfolio	Value Equity	Research Company	FMR Co., Inc.
Franklin Templeton Variable Insurance Products
Trust
Templeton Investment Counsel,
Foreign Securities Fund	Foreign	LLC	None
Global Real Estate Fund	Sector Equity	Franklin Advisors, Inc.	None
Mutual Shares Securities Fund	Mid Cap Value	Franklin Mutual Advisors, LLC	None
Franklin Advisory Services,
Small Cap Value Securities Fund	Small Cap Value	LLC	None
Small-Mid Cap
Small-Mid Cap Growth Securities Fund	Growth	Franklin Advisors, Inc.	None
Franklin U.S. Government Fund	Government Bond	Franklin Advisors, Inc.	None
Franklin Templeton
Investment
Mutual Discovery Securities Fund	Value Equity	Franklin Mutual Advisors, LLC	Management Limited
JPMorgan Insurance Trust:
J.P. Morgan Investment
International Equity Portfolio	International Equity	Management Inc.	None
	Small Cap Blend	J.P. Morgan Investment
Small Cap Core Portfolio	Equity	Management Inc.	None
Neuberger Berman Advisers Management Trust
		Neuberger Berman	Neuberger Berman,
Short Duration Bond Portfolio	Short-Term	Management, Inc.	LLC
	Mid-Cap Growth	Neuberger Berman	Neuberger Berman,
Mid Cap Growth Portfolio	Equity	Management, Inc.	LLC
		Neuberger Berman	Neuberger Berman,
Partners Portfolio	Large Value	Management, Inc.	LLC
		Neuberger Berman	Neuberger Berman,
Small Cap Growth Portfolio	Small Cap Blend	Management, Inc.	LLC

Fund	Type of Fund	Investment Adviser	Subadviser
Mid Large Value
	Equity Socially	Neuberger Berman	Neuberger Berman,
Socially Responsive Portfolio	Responsible	Management, Inc.	LLC
Oppenheimer Variable Account Funds
Hybrid Equity and
Balanced Fund/VA	Debt	OppenheimerFunds, Inc.	None
Main Street Small Cap Fund/VA	Small Value Equity	OppenheimerFunds, Inc.	None
Strategic Bond Fund/VA	Bond	OppenheimerFunds, Inc.	None
T. Rowe Price Equity Series, Inc.
Equity Income Portfolio II	Large Value	T. Rowe Price Associates, Inc.	None
Blue Chip Growth Portfolio II	Large Growth	T. Rowe Price Associates, Inc.	None
Health Sciences Portfolio II	Sector Equity	T. Rowe Price Associates, Inc.	None
Personal Strategy Balanced Portfolio	Blend	T. Rowe Price Associates, Inc.	None
Van Eck VIP Trust
Global Bond Fund	Global Bond	Van Eck Associates Corporation	None
Emerging Markets Fund	Foreign Equity	Van Eck Associates Corporation	None
Global Hard Assets Fund	Global Sector Equity	Van Eck Associates Corporation	None
Wells Fargo Variable Trust
Wells Capital
	Mid Cap Growth	Wells Fargo Funds	Management,
Wells Fargo VT Discovery Fund	Equity	Management, LLC	Incorporated
Wells Capital
		Wells Fargo Funds	Management,
Wells Fargo VT Opportunity Fund	Mid Cap Blend	Management, LLC	Incorporated

These portfolios are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of certain portfolios are very similar to the investment objectives and policies of other portfolios that are or may be managed by the same investment adviser or manager. Nevertheless, the investment performance of the portfolios may be lower or higher than the investment performance of these other, publicly available portfolios. There can be no assurance, and we make no representation, that the investment performance of any of the portfolios available under the Policy will be comparable to the investment performance of any other portfolio, even if the other portfolio has the same investment adviser or manager, the same investment objectives and policies, and a very similar name.

National Life may receive compensation from the investment adviser of a portfolio or its affiliates in connection with administration or other services provided with respect to such portfolio and its availability under the Policies, which may include answering Owner’s questions about the portfolios, providing prospectuses, shareholder reports and other portfolio documents, providing portfolios and their Boards information about the Policies and their operations and/or collecting voting instructions for portfolio shareholder proposals. The amount of this compensation is based on a percentage of the assets on which the fees are based of the portfolio attributable to the Policies. These percentages differ, and some advisers (or affiliates) may pay us more than others. In 2009, the percentages ranged from 0.05% to 0.25%, and the dollar amounts received ranged from $2,005.07 to $57,605.00 per adviser/affiliate (this includes payments for services rendered in 2008 but not paid until 2009). The availability of these types of arrangements creates an incentive for us to seek and offer Funds (and classes of shares of such Funds) that pay us to provide these services. The payments we receive as compensation for providing these services may be used by us for any corporate purpose. National Life may profit from these payments. For more information on the compensation we receive, see “Contractual Arrangement between National Life and the Funds’ Investment Advisors or Distributors” in the Statement of Additional Information.

Our affiliate, Equity Services, Inc. (“ESI”), the principal underwriter for the Policies, will receive 12b-1 fees deducted from certain portfolio assets pursuant to a 12b-1 plan. The 12b-1 plan is described in more detail in each portfolio’s prospectus. Because 12b-1 fees are paid out of a portfolio’s assets on an ongoing basis, over time they will increase the cost of an investment in portfolio shares.

We select the portfolios offered through this Policy based on several criteria, including asset class coverage, the strength of the adviser’s or subadviser’s reputation and tenure, brand recognition, performance, fees and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the portfolio’s adviser or subadviser is one of our affiliates or whether the portfolio, its adviser, its subadviser(s), or an affiliate will compensate us or our affiliates, as described above and in the Statement of Additional Information under “Contractual Arrangements Between National Life And The portfolios’ Investment Advisors Or Distributors.” We review the portfolios periodically and may remove a portfolio or limit its availability to new premium payments and/or transfers of Accumulated Value if we determine that the portfolio no longer meets one or more of the selection criteria, and/or if the portfolio has not attracted significant allocations from Owners.

You bear the risk of any decline in the Accumulated Value of your Policy resulting from the performance of the portfolios you have chosen.

Owners, through their indirect investment in the portfolios, bear the costs of investment advisory or management fees that the portfolios pay to their respective investment advisers, and in some cases, subadvisers (see the portfolios’ prospectuses for more information). As described above, an investment adviser (other than our affiliate, Sentinel Asset Management, Inc.) or subadviser to a portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be derived, in whole or in part, from the advisory (and in some cases, subadvisory) or other fees deducted from portfolio assets.

Conflicts of Interest. The portfolios may also be available to registered separate accounts offering variable annuity and variable life products of other participating insurance companies, as well as to the Separate Account and other separate accounts of National Life. Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interest of the Separate Account and one or more of the other separate accounts participating in the underlying portfolios. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the Owners and those of other companies, or some other reason. In the event of conflict, we will take any steps necessary to protect Owners and Beneficiaries, including withdrawal of the Separate Account from participation in the underlying portfolio(s) involved in the conflict.

Addition, Deletion or Substitution of Investments. Where permitted by applicable law, we may make certain changes to the structure or operation of the Separate Account, if we feel such an action is reasonably necessary. In doing so we would comply with all applicable laws, including approval of Owners, if so required. These changes include, among others:

1)

making changes in the form of the Separate Account, if in our judgment such changes would serve the interests of Owners or would be appropriate in carrying out the purposes of the Policies, for example:

	(i)	operating the Separate Account as a management company under the 1940 Act;
	(ii)	deregistering the Separate Account under the 1940 Act if registration is no longer required;
	(iii)	combining or substituting separate accounts;
	(iv)	transferring the assets of the Separate Account to another separate account or to the General Account;
	(v)	making changes necessary to comply with, obtain or continue any exemptions from the 1940 Act; or
	(vi)	making other technical changes in the Policy to conform with any action described herein;
2)

if in our judgment a portfolio no longer suits the investment goals of the Policy, or if tax or marketing conditions so warrant, substituting shares of another investment portfolio for shares of such portfolio (the new portfolio may have higher fees and expenses than the ones it replaced);

3)

eliminating, combining or substituting subaccounts and establish new subaccounts, if in our judgment marketing needs, tax considerations, or investment conditions so warrant (the new subaccounts may not be available in all classes of Policies);

4)

transferring assets from a subaccount to another subaccount or separate account if the transfer in our judgment would best serve interests of Owners or would be appropriate in carrying out the purposes of the Policies; and

5)	modifying the provisions of the Policies to comply with applicable laws.

If the underlying portfolio in which a subaccount invests is unaffiliated with us, and your Policy has Accumulated Value in that subaccount when it is eliminated, we will give you at least 30 days notice before the elimination, and will request that you name the subaccount or subaccounts (or the General Account) to which the Accumulated Value in that subaccount should be transferred. If you do not name a new subaccount, then we will use the Money Market Subaccount. If the underlying portfolio in which such a subaccount invests is affiliated with us, we will not eliminate such subaccount without first obtaining a substitution order from the SEC. In any case, if in the future we impose a transfer charge or establish limits on the number of transfers or free transfers, no charge will be made for this transfer, and it will not count toward any limit on transfers or free transfers.

Voting Portfolio Shares. Even though we are the legal owner of the portfolio shares held in the Separate Account, and have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as Owners instruct, as long as such action is required by law.

Before a vote of a portfolio’s shareholders occurs, you will receive voting materials. We will ask you to instruct us on how to vote and to return your proxy to us in a timely manner. You will have the right to instruct us on the number of full and fractional portfolio shares that corresponds to the amount of Accumulated Value you have in the subaccount investing in that portfolio (as of a date set by the portfolio). The number of portfolio shares attributable to each Owner is determined by dividing the Owner’s interest in each subaccount by the net asset value of the portfolio corresponding to the subaccount.

If we do not receive voting instructions on time from some Owners, we will vote those shares “for” or “against” the proposal or abstain from voting on the proposal in the same percentages as the voting instructions we received on time. This means that a small number of Owners may control how we vote. Should Federal securities laws, regulations, or interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under Federal regulation, we may disregard certain voting instructions of Owners. If we ever disregard voting instructions, we will send you a summary in the next annual report to Owners advising you of the action and the reasons we took this action.

Net Investment Return of the Separate Account. The chart below is included to comply with Part 54, Section 54.9 of the Codes, Rules and Regulations of the State of New York. The chart shows the year-by-year net investment returns of the subaccounts of the Separate Account since the inception of the subaccounts through December 31, 2009.

The net investment returns reflect investment income and capital gains and losses less investment management fees and other expenses for the portfolios and the Mortality and Expense Risk Charge. The returns do not reflect the cost of insurance charge, the Premium Tax Charge, the Monthly Administrative Charge, the charge for any optional benefits, or potential Surrender Charges, all of which will significantly reduce the returns.

Returns are not annualized for periods under one year.

					For the year ended December 31,
	Subaccount
	Effective	2009	2008	2007	2006	2005	2004	2003	2002	2001	2000
	Date
Sentinel VPT
Common
Stock Fund	03/18/96	27.75%	-33.64%	9.22%	15.11%	6.69%	8.67%	30.26%	-18.07%	-8.92%	8.81%
Mid Cap
Growth Fund	03/18/96	30.60%	-46.54%	20.91%	4.66%	2.84%	11.33%	40.59%	-24.77%	-24.94%	-1.76%
Small
Company
Fund	03/13/96	27.15%	-32.90%	7.63%	15.14%	7.24%	14.88%	38.20%	-14.69%	4.40%	37.22%
Balanced Fund	03/13/96	21.47%	-24.64%	7.46%	10.49%	4.71%	6.48%	22.63%	-11.06%	-7.85%	7.79%
Bond Fund	03/13/96	11.08%	2.47%	6.09%	2.78%	1.00%	3.71%	4.91%	8.12%	6.44%	8.61%
Money Market
Fund	03/13/96	0.00%	0.98%	3.84%	3.78%	1.93%	0.05%	-0.15%	0.43%	2.78%	5.17%

The Alger Portfolios
Large Cap
Growth
Portfolio -
Class O Shares	03/13/96	47.57%	-46.64%	18.87%	4.21%	11.04%	4.55%	33.96%	-33.59%	-12.61%	-15.53%
Capital
Appreciation
Portfolio -
Class O Shares	12/01/00	51.10%	-45.63%	32.34%	18.20%	13.43%	7.22%	33.52%	-34.50%	-16.68%	-0.94%
Small Cap
Growth
Portfolio -
Class O Shares	03/13/96	45.51%	-47.08%	16.19%	18.95%	15.84%	15.53%	41.08%	-26.88%	-30.15%	-27.85%

American Century VP
Income &
Growth Fund	08/03/98	17.04%	-35.17%	-0.96%	16.05%	3.70%	11.98%	28.20%	-20.09%	-9.18%	-11.41%
Value Fund	08/03/98	18.79%	-27.43%	-5.99%	17.60%	4.10%	13.31%	27.81%	-13.40%	11.81%	17.09%
Ultra® Fund	05/01/04	33.28%	-42.01%	19.93%	-4.14%	1.26%	7.90%	N/A	N/A	N/A	N/A
Vista Fund	05/01/04	21.38%	-49.08%	38.52%	8.04%	7.17%	8.38%	N/A	N/A	N/A	N/A
International
Fund	05/01/04	32.57%	-45.32%	17.00%	23.91%	12.25%	13.27%	N/A	N/A	N/A	N/A
Inflation
Protection
Fund	05/01/04	9.48%	-2.16%	8.72%	0.99%	0.92%	5.61%	N/A	N/A	N/A	N/A

Dreyfus
VIF
Appreciation
Portfolio -
Initial Shares	05/01/04	21.47%	-30.18%	6.17%	15.44%	3.45%	3.49%	N/A	N/A	N/A	N/A
VIF
Opportunistic
Small Cap
Portfolio -				-
Initial Shares	05/01/04	24.91%	-38.15%	11.86%	2.85%	4.86%	9.27%	N/A	N/A	N/A	N/A

	Subaccount
	Effective	2009	2008	2007	2006	2005	2004	2003	2002	2001	2000
	Date
VIF Quality
Bond Portfolio
- Initial Shares	05/01/04	13.93%	-5.04%	2.61%	3.31%	1.57%	4.50%	N/A	N/A	N/A	N/A
Socially
Responsible
Growth Fund	12/01/00	32.56%	-35.01%	6.82%	8.23%	2.69%	5.26%	24.88%	-29.58%	-23.27%	-0.43%
Fidelity® VIP
Contrafund®
Portfolio -
Initial Class	05/01/97	34.50%	-43.03%	16.54%	10.72%	15.90%	14.44%	27.32%	-10.16%	-13.03%	-7.45%
Equity-Income
Portfolio -
Initial Class	03/13/96	29.05%	-43.17%	0.62%	19.12%	4.92%	10.53%	29.17%	-17.69%	-5.81%	7.46%
Growth
Portfolio -
Initial Class	03/13/96	27.14%	-47.64%	25.83%	5.90%	4.86%	2.45%	31.66%	-30.73%	-18.39%	-11.77%
High Income
Portfolio -
Initial Class	03/13/96	42.67%	-25.66%	1.86%	10.25%	1.79%	8.61%	26.13%	2.52%	-12.52%	-23.16%
Index 500
Portfolio -
Initial Class	05/01/97	25.48%	-37.56%	4.49%	14.70%	3.89%	9.63%	27.26%	-22.94%	-12.89%	-10.11%
Investment
Grade Bond
Portfolio -
Initial Class	12/01/00	14.69%	-4.11%	3.41%	3.42%	1.28%	3.52%	4.27%	9.36%	7.49%	2.04%
Overseas
Portfolio -
Initial Class	03/13/96	25.40%	-44.31%	16.26%	17.03%	17.99%	12.62%	42.09%	-20.99%	-21.87%	-19.83%
Mid Cap
Portfolio -
Initial Class	05/01/04	38.84%	-39.99%	14.59%	11.70%	17.25%	23.05%	N/A	N/A	N/A	N/A
Value
Strategies
Portfolio -
Initial Class	12/01/08	56.18%	20.96%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Franklin Templeton
Mutual Shares
Securities
Fund - Class 2
shares	05/01/04	24.92%	-37.67%	2.55%	17.33%	9.57%	10.04%	N/A	N/A	N/A	N/A
Small Cap
Value
Securities
Fund - Class 2
shares	05/01/04	28.00%	-33.62%	-3.26%	15.94%	7.80%	20.44%	N/A	N/A	N/A	N/A
Small-Mid
Cap Growth
Securities
Fund - Class 2
shares	05/01/04	42.29%	-43.01%	10.24%	7.73%	3.85%	9.86%	N/A	N/A	N/A	N/A

	Subaccount
	Effective	2009	2008	2007	2006	2005	2004	2003	2002	2001	2000
	Date
Foreign
Securities
Fund - Class 2
shares	05/01/04	35.82%	-40.91%	14.42%	20.36%	9.19%	15.74%	N/A	N/A	N/A	N/A
Real Estate
Fund - Class 2				-
shares	05/01/04	18.02%	-42.91%	21.57%	19.51%	12.47%	36.26%	N/A	N/A	N/A	N/A
Mutual Global
Discovery
Securities
Fund - Class 1
shares	12/01/08	22.53%	3.92%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
US
Government
Fund - Class 1
shares	12/01/08	2.42%	1.62%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Invesco VIF
Invesco VI
Dynamics
Fund - Series I
Shares	12/01/00	41.17%	-48.54%	11.18%	15.08%	9.74%	12.33%	36.59%	-32.51%	-31.76%	3.22%
Invesco VI
Global Health
Care Fund -
Series I Shares	12/01/00	26.54%	-29.26%	10.85%	4.30%	7.19%	6.61%	26.64%	-25.13%	-13.37%	4.81%
Invesco VI
Technology
Fund - Series I
Shares	12/01/00	55.99%	-45.00%	6.74%	9.50%	1.27%	3.70%	44.00%	-47.32%	-46.31%	-4.03%

JPMorgan Insurance Trust
International
Equity
Portfolio	08/03/98	33.71%	-41.88%	8.35%	20.95%	9.71%	17.31%	31.26%	-19.04%	-19.87%	-16.59%
Small Cap
Core Portfolio	08/03/98	21.48%	-32.59%	-6.52%	13.98%	2.50%	26.03%	34.77%	-22.35%	-8.85%	-12.11%

Neuberger Berman AMT
Partners
Portfolio - I
Class	08/03/98	54.68%	-52.82%	8.36%	11.24%	17.00%	17.91%	33.88%	-24.82%	-3.70%	-0.19%
Mid-Cap
Growth
Portfolio - I
Class	05/01/04	30.42%	-43.88%	21.43%	13.67%	12.73%	15.54%	N/A	N/A	N/A	N/A
Small-Cap
Growth
Portfolio S
Class Shares	05/01/04	21.66%	-40.02%	-0.39%	4.32%	1.98%	9.79%	N/A	N/A	N/A	N/A

	Subaccount
	Effective	2009	2008	2007	2006	2005	2004	2003	2002	2001	2000
	Date
Short Duration
Bond Portfolio
- I Class	05/01/04	12.32%	-14.20%	3.83%	3.27%	0.54%	0.02%	N/A	N/A	N/A	N/A
Socially
Responsive
Portfolio - I
Class	12/01/08	30.25%	10.91%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

DWS Variable Series II
Dreman
Strategic
Value VIP	05/01/04	23.82%	-46.64%	-3.06%	17.16%	6.56%	12.70%	N/A	N/A	N/A	N/A
Dreman Small
Mid Cap
Value VIP	05/01/04	28.13%	-34.27%	1.75%	23.48%	8.80%	19.66%	N/A	N/A	N/A	N/A
Small Cap
Index VIP	12/01/08	25.44%	19.94%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Wells Fargo Advantage VT
Discovery
Fund	08/03/98	39.05%	-44.86%	21.23%	13.62%	8.63%	18.09%	33.02%	-38.10%	-31.39%	-15.60%
Opportunity
Fund	08/03/98	46.42%	-40.63%	5.68%	11.22%	6.93%	17.16%	35.79%	-27.47%	-4.57%	5.65%

T. Rowe Price
Blue Chip
Growth
Portfolio -
Class II shares	05/01/04	40.53%	-43.16%	11.48%	8.36%	4.70%	8.22%	N/A	N/A	N/A	N/A
Equity Income
Portfolio -
Class II shares	05/01/04	24.13%	-36.84%	2.11%	17.59%	2.77%	12.48%	N/A	N/A	N/A	N/A
Health
Sciences
Portfolio -
Class II shares	05/01/04	30.18%	-29.81%	16.66%	7.47%	12.14%	3.95%	N/A	N/A	N/A	N/A
Personal
Strategy
Balanced
Portfolio -
Class I shares	12/01/08	30.94%	9.23%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

AllianceBernstein VPS
Value Fund -
Class A shares	12/01/08	20.04%	13.55%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Small/Mid Cap
Value Fund -
Class A shares	12/01/08	41.58%	21.33%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
International
Value Fund -
Class A shares	12/01/08	33.48%	15.02%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

	Subaccount
	Effective	2009	2008	2007	2006	2005	2004	2003	2002	2001	2000
	Date
International
Growth Fund -
Class A shares	12/01/08	38.34%	16.27%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Oppenheimer
Main Street
Small Cap/VA
- Service
shares	12/01/08	35.66%	21.20%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Balanced/VA -
Service shares	12/01/08	20.51%	9.03%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Strategic
Bond/VA -
Service shares	12/01/08	17.35%	5.48%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Van Eck Worldwide Insurance Trust
Worldwide
Emerging
Markets -		111.28
Initial Class	12/01/08%		12.35%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Worldwide
Bond - Initial
Class	12/01/08	5.04%	6.59%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Worldwide
Real Estate -
Initial Class	12/01/08	42.15%	19.37%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Worldwide
Hard Assets -
Initial Class	12/01/08	56.13%	12.13%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

THE POLICY

We describe our basic Policy below. There may be differences in your Policy (such as differences in fees, charges and benefits) from the one described in this prospectus because of the requirements of the state where we issued your Policy. Please consult your Policy for its specific terms. We no longer sell the Policy.

Ownership and Beneficiary Rights. The Policy belongs to the Owner named in the application. The Owner is the Insured unless a different Owner is named in the application or thereafter changed. While the Insured is living, the Owner is entitled to exercise any of the rights stated in the Policy or otherwise granted by us. If the Insured and Owner are not the same, and the Owner dies before the Insured, these rights will vest in the estate of the Owner, unless otherwise provided. The principal rights of the Owner include selecting and changing the Beneficiary, changing the Owner, and assigning the Policy. The principal right of the Beneficiary is the right to receive the insurance proceeds under the Policy. Changing the Owner and assigning the Policy may have tax consequences.

Specialized Uses of the Policy. Because the Policy provides for an accumulation of cash value as well as a Death Benefit, the Policy can be used for various individual and business financial planning purposes. Purchasing the Policy in part for such purposes entails certain risks. See “Summary of the Principal Risks of Purchasing a Policy.” Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose you should consider whether the long-term nature of the Policy is consistent with your purpose. Using a Policy for a specialized purpose may have tax consequences. See “Federal Income Tax Considerations.”

For Policies that are intended to be used in multiple employer welfare benefit plans established under § 419A(f)(6) of the Internal Revenue Code, you should be aware that there is a risk that the intended tax consequences of such a plan may not be realized. The courts and the Internal Revenue Service (“IRS”) have raised questions about certain of these arrangements under existing law, and the IRS has issued regulations under section 419A(f)(6). In addition, the IRS requires that plans substantially similar to those plans listed as abusive tax shelters pursuant to section 6011 must be disclosed to the IRS. We do not guarantee any particular tax consequences of any use of the Policies, including but not limited to use in these so-called “§ 419 plans.” We recommend that you seek independent advice on tax consequences. In the case of Policies owned by these 419 plans, if the Owner surrenders the Policy, National Life will permit the Insured to reinstate the Policy, with the Insured as Owner, subject to its normal reinstatement rules, within six months of the surrender.

Also, this Policy may be used with certain tax-qualified retirement plans. The Policy includes attributes such as tax deferral on accumulated earnings. Qualified retirement plans provide their own tax deferral benefits; the purchase of the Policy does not provide additional tax deferral benefits beyond those provided in the qualified plan. Accordingly, if you are purchasing this Policy through a qualified plan, you should consider purchasing this Policy for its Death Benefit and other non-tax related benefits. In addition, life insurance in retirement plans may be subject to various requirements that are beyond the scope of this prospectus. Please consult a tax advisor for information specific to your circumstances to determine whether the Policy is an appropriate investment for you.

Premiums

Minimum Initial Premium. No insurance will take effect until the Minimum Initial Premium is paid, and the health and other conditions of the Insured described in the application must not have changed.

Amount and Timing of Premiums. Each premium payment must be at least $50. You have considerable flexibility in determining the amount and frequency of premium payments, within the limits discussed below.

You will at the time of application select a Planned Periodic Premium schedule, based on a periodic billing mode of annual, semi-annual, or quarterly payments. You may request us to send a premium reminder notice at the specified interval. You may change the Planned Periodic Premium frequency and amount. Also, under an Automatic

Payment Plan, you can select a monthly payment schedule pursuant to which premium payments will be automatically deducted from a bank account or other source, rather than being “billed.” We may allow, in certain situations, Automatic Payment Plan payments of less than $50. We may require that Automatic Payment Plans be set up for at least the Minimum Monthly Premium.

You are not required to pay the Planned Periodic Premiums in accordance with the specified schedule. You may pay premiums whenever you like, and in any amount (subject to the $50 minimum and the limitations described in the next section). Payment of the Planned Periodic Premiums will not, however, guarantee that the Policy will remain in force. Instead, the Duration of the Policy depends upon the Policy’s Cash Surrender Value. Thus, even if you pay the Planned Periodic Premiums, the Policy will lapse whenever the Cash Surrender Value is insufficient to pay the Monthly Deductions and any other charges under the Policy and if a Grace Period expires without an adequate payment by you (unless the Policy is in its first five years, or you have purchased the guaranteed death benefit rider, in either case as long as you have paid the Minimum Guarantee Premium, or you have purchased the No Lapse Guaranty Rider, as long as you have paid the cumulative monthly guarantee premium into the General Account, or you have elected, have met the exercise conditions and have exercised the overloan protection rider).

Any payments you make while there is an outstanding Policy loan will be applied as premium payments rather than loan repayments, unless you notify us in writing that the amount is to be applied as a loan repayment. You may not make premium payments after the Insured reaches Attained Age 99. However, we permit loan repayments after Attained Age 99.

Higher premium payments under Death Benefit Option A, until the applicable percentage of Accumulated Value exceeds the Face Amount, will generally result in a lower Net Amount at Risk. This will produce lower cost of insurance charges against the Policy. Conversely, lower premium payments in this situation will result in a higher Net Amount at Risk, which will result in higher cost of insurance charges under the Policy.

Under Death Benefit Option B, until the applicable percentage of Accumulated Value exceeds the Face Amount plus the Accumulated Value, the level of premium payments will not affect the Net Amount at Risk. However, both the Accumulated Value and Death Benefit will be higher if premium payments are higher and lower if premium payments are lower.

Under either Death Benefit option, if the Unadjusted Death Benefit is the applicable percentage of Accumulated Value, then higher premium payments will result in a higher Net Amount at Risk, and higher cost of insurance charges. Lower premium payments will result in a lower Net Amount at Risk, and lower cost of insurance charges.

Premium Limitations. The Internal Revenue Code of 1986 (the “Code”) provides for exclusion of the Death Benefit from gross income if total premium payments do not exceed certain stated limits. In no event can the total of all premiums paid under a Policy exceed these limits. If at any time you pay a premium which would result in total premiums exceeding the limits, we will only accept that portion of the premium which would make total premiums equal the maximum amount which may be paid under the Policy. We will promptly refund the excess to you. In cases of premiums paid by check, we will wait until your check has cleared. If you have an outstanding loan, we may instead apply the payment as a loan repayment. Even if total premiums were to exceed the maximum premium limitations established by the Code, the excess of (a) a Policy’s Unadjusted Death Benefit over (b) the Policy’s Cash Surrender Value plus outstanding Policy loans and accrued interest, would still be excludable from gross income under the Code.

The maximum premium limitations set forth in the Code depend in part upon the amount of the Unadjusted Death Benefit at any time. As a result, any Policy changes which affect the amount of the Unadjusted Death Benefit may affect whether cumulative premiums paid under the Policy exceed the maximum premium limitations. To the extent that any such change would result in cumulative premiums exceeding the maximum premium limitations, we will not effect the change. (See “Federal Income Tax Considerations,” below).

Unless the Insured provides satisfactory evidence of insurability, we may limit the amount of any premium payment if it increases the Unadjusted Death Benefit more than it increases the Accumulated Value.

If mandated under applicable law, we may be required to reject a premium payment.

Allocation of Net Premiums. The Net Premium equals the premium paid less the Premium Tax Charge. In your application for the Policy, you will indicate how Net Premiums should be allocated among the subaccounts of the Separate Account and/or the General Account. You may change these allocations at any time by giving us written notice at our Home Office, or if you have elected the telephone transaction privilege, by telephone instructions (See “Telephone Transaction Privilege,” below). Please note, however, if your Policy is participating in the Illuminations program described under “Optional ‘Illuminations’ Investment Advisory Service”, below, making a change to your premium allocations on your own will be treated as a termination of your Policy’s participation in the Illuminations program. In addition, if you submit a premium allocation change, Portfolio Rebalancing will terminate unless you request it to continue. You must make allocations in whole number percentages of at least 1%, and the sum of the allocation percentages must be 100%. We will allocate Net Premiums as of the Valuation Date we receive the premium at our Home Office, based on the allocation percentages then in effect, except during the free look period. Please note that if you submit your Premium to your agent, we will not begin processing the Premium until we have received it from your agent’s selling firm.

We will allocate any portion of the Initial Premium and any subsequent premiums we receive before the end of the free look period which are to be allocated to the Separate Account, to the Money Market Subaccount. For this purpose, we will assume that the free look period will end 20 days after the date the Policy is issued. On the first Valuation Date following 20 days after issue of the Policy, we will allocate the amount in the Money Market Subaccount to each of the subaccounts selected in the application based on your instructions.

The values of the subaccounts will vary with their investment experience. You bear the entire investment risk. Please note that during extended periods of low interest rates, the yield on the Money Market Subaccount may become extremely low, and possibly even negative. You should periodically review your allocation percentages in light of market conditions and your overall financial objectives.

When all or a portion of a premium payment is received without a clear subaccount designation or allocated to a subaccount that is not available for investment, we may allocate the undesignated portion or the entire amount, as applicable, into the Money Market Subaccount. You may at any time after the deposit direct us to redeem or exchange the units in the Money Market Subaccount, which will be completed at the next appropriate net asset value. All transactions will be subject to any applicable fees or charges.

Transfers

You may transfer the Accumulated Value between and among the subaccounts of the Separate Account and the General Account by sending us a written transfer request, or if you have elected the telephone transaction privilege, by telephone instructions to us. (See “Telephone Transaction Privilege,” below). Transfers between and among the subaccounts of the Separate Account and the General Account are made as of the Valuation Day that the request for transfer is received at the Home Office. Please remember that a Valuation Day ends at the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. Eastern Time. We must receive your transfer request before the closing time for a transfer to be made on that Valuation Day. You may, at any time, transfer all or part of the amount in one of the subaccounts of the Separate Account to another subaccount and/or to the General Account. For transfers from the General Account to the Separate Account, see “The General Account,” above.

Currently an unlimited number of transfers are permitted without charge. We have no current intent to impose a transfer charge in the foreseeable future. However, we may, after giving you prior notice, change this policy so as to deduct a $25 transfer charge from each transfer in excess of the fifth transfer (twelfth transfer for Policies issued in New York) during any one Policy Year. We may do this if the expense of administering transfers becomes burdensome. All transfers requested during one Valuation Period are treated as one transfer transaction. If a transfer charge is adopted in the future, these types of transfers would not be subject to a transfer charge and would not count against the five or 12 free transfers in any Policy Year:

  transfers resulting from Policy loans,

  transfers resulting from the operation of the dollar cost averaging or portfolio rebalancing features,

  transfers resulting from the exercise of the transfer rights described under “Other Transfer Rights”, below, and the reallocation from the Money Market Subaccount following the free look period.

Under present law, transfers are not taxable transactions.

If your Policy is in the Illuminations program described under “Optional ‘Illuminations’ Investment Advisory Service”, below, you will be allowed to implement portfolio transfers. Please note, however, if you implement portfolio transfers your allocations will depart from the FundQuest recommendations, and, if you keep the Policy in the Illuminations program, your transfers will end up being reversed by the next semi-annual rebalancing within the program.

Telephone Transaction Privilege

If you elect the telephone transaction privilege, either on the application for the Policy or thereafter by written authorization, you may effect changes in premium allocation, transfers, and loans of up to $25,000, terminate or make changes in your Illuminations investment advisory program, if your Policy is participating, and initiate or make changes in Dollar Cost Averaging or Portfolio Rebalancing by providing instructions to us at our Home Office over the telephone. We may suspend telephone transaction privileges at any time, for any reason, if we deem such suspension to be in the best interests of Owners. You may, on the application or by a written authorization, authorize your National Life agent to provide telephone instructions on your behalf.

We will employ reasonable procedures to confirm that instructions we receive by telephone are genuine. If we follow these procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions. We may be liable for any such losses if we do not follow these reasonable procedures. The procedures to be followed for telephone transfers will include one or more of the following:

  requiring some form of personal identification prior to acting on instructions received by telephone,

  providing written confirmation of the transaction, and

  making a tape recording of the instructions given by telephone.

Telephone transactions may not always be available. Telephone systems, whether yours, ours or your agent’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your request by mail.

If you effect a change in premium allocation, initiate Dollar Cost Averaging or change Portfolio Rebalancing on a Policy that is participating in the Illuminations program, your Policy’s participation in the Illuminations program will terminate.

Facsimile Transaction Privilege

You may provide instructions by facsimile for all transactions, except for a full surrender, full transfer, incoming transfer or death claim, by providing instructions to us at a designated fax number. Contact your agent for more information. We may suspend facsimile transaction privileges at any time, for any reason, if we deem such suspension to be in the best interests of the Owners.

Facsimile transactions may not always be available. Communication systems, whether yours, ours or your agent’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your request by mail.

If you effect a change in premium allocation, initiate Dollar Cost Averaging or change Portfolio Rebalancing on a Policy that is participating in the Illuminations program, your Policy’s participation in the Illuminations program will terminate.

Electronic Mail Transaction Privilege

A National Life agent may provide transfer instructions by e-mail on your behalf, if you have provided the agent the appropriate authority. Contact your agent for more information. We may suspend e-mail transaction privileges at any time, for any reason, if we deem such suspension to be in the best interests of the Owners.

E-mail transactions may not always be available. Electronic systems, whether yours, ours or your agent’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of the request. If your agent experiences problems, you should make your request by mail.

If you effect a change in premium allocation, initiate Dollar Cost Averaging or change Fund Rebalancing on a Policy that is participating in the Illuminations program, your Policy’s participation in the Illuminations program will terminate.

Disruptive Trading

Policy. The Policies are intended for long-term investment by Owners. They were not designed for the use of market timers or other investors who make similar programmed, large, frequent, or short-term transfers. Market timing and other programmed, large, frequent, or short-term transfers among the subaccounts or between the subaccounts and the General Account can cause risks with adverse effects for other Owners (and beneficiaries and portfolios). These risks include:

  the dilution of interests of long-term investors in a subaccount if purchases or transfers into or out of a portfolio are made at prices that do not reflect an accurate value for the portfolio’s investments;

  an adverse effect on portfolio management, such as impeding a portfolio manager’s ability to sustain an investment objective, causing a portfolio to maintain a higher level of cash than would otherwise be the case, or causing a portfolio to liquidate investments prematurely (or at an otherwise inopportune time) to pay withdrawals or transfers out of the portfolio; and

· increased brokerage and administrative expenses.

The risks and costs are borne by all Owners invested in those subaccounts, not just those making the transfers.

We have developed policies and procedures with respect to market timing and other transfers (the “Procedures”) and we do not make special arrangements or grant exceptions to accommodate market timing or other potentially disruptive or harmful trading. Do not invest in this Policy if you intend to conduct market timing or other potentially disruptive trading.

Detection. We employ various means to attempt to detect and deter market timing and disruptive trading. However, despite our monitoring, we may not be able to detect or stop all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the portfolios, we cannot guarantee that all harmful trading will be detected or that a portfolio will not suffer harm from programmed, large, frequent, or short-term transfers among the subaccounts of variable products issued by these companies or retirement plans.

Deterrence. Once an Owner has been identified as a “market timer” under the Procedures, we notify the Owner that we will not accept instructions for such market timing or other similar programmed, large, frequent or short-term transfers in the future. We also will mark the Policy on our administrative system so that the system will have to be overridden by the staff to process any transfers. We will only permit the Owner to make transfers when we believe the Owner is not “market timing.”

In our sole discretion, we may revise the Procedures at any time, without prior notice, as necessary to (i) better detect and deter frequent, large, or short-term transfers that may adversely affect other Owners or portfolio shareholders, (ii) comply with state or federal regulatory requirements, or (iii) impose additional or alternate restrictions on market timers (such as dollars or percentage limits on transfers). We also reserve the right, to the extent permitted or required by applicable law, to (1) implement and administer redemption fees imposed by one or more portfolios in the future, (2) deduct redemption fees imposed by the portfolios, and (3) suspend the transfer privilege at any time we are unable to purchase or redeem shares of the portfolios. We may be required to share personal information about you with the portfolios.

We currently do not impose redemption fees on transfers. Further, for transfers between or among the subaccounts, we currently do not expressly allow a certain number of transfers in a given period or limit the size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our Procedures in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

Our ability to detect and deter such transfer activity is limited by our operational and technological systems, as well as by our ability to predict strategies employed by Owners (or those acting on their behalf) to avoid detection. Accordingly, despite our best efforts, we cannot guarantee that the Procedures will detect or deter frequent or harmful transfers by such Owners or intermediaries acting on their behalf. We apply the Procedures consistently to all Owners without waiver or exception.

Portfolio Frequent Trading Policies. The portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the portfolios describe any such policies and procedures. The frequent trading policies and procedures of a portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other portfolios and the policies and procedures we have adopted to discourage market timing and other programmed, large, frequent, or short-term transfers. You should be aware that we may not have the operational capacity to apply the frequent trading policies and procedures of the respective portfolios that would be affected by the transfers. Accordingly, Owners and other persons who have material rights under the Policies should assume that the sole protections they may have against potential harm from frequent transfers are the protections, if any, provided by the Procedures.

Owners should be aware that we are required to provide to a portfolio or its designee, promptly upon request, certain information about the trading activity of individual Owners, and to restrict or prohibit further purchases or transfers by specific Owners identified by a portfolio as violating the frequent trading policies established for that portfolio.

If we do not process a purchase because of such restriction or prohibition, we may return the premium to the Owner, place the premium in the Money Market Subaccount until we receive further instruction from the Owner and/or replace the restricted or prohibited Subaccount with the Money Market Subaccount in the Owner’s default allocation until we receive further instructions from the Owner.

Omnibus Orders. Owners and other persons with material rights under the Policies also should be aware that the purchase and redemption orders received by the portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance policies. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance policies and individual retirement plan participants. The omnibus nature of these orders may limit each portfolio’s ability to apply its respective frequent trading policies and procedures. We cannot guarantee that the portfolio will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of portfolio shares, as well as the owners of all of the variable annuity or variable life insurance policies whose variable investment options correspond to the affected portfolios. In addition, if a portfolio believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in market timing and other programmed, large, frequent, or short-term transfers, the portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

As a result of our discretion to permit Owners previously identified as “market timers” to make transfers that we do not believe involve “market timing,” and as a result of operational and technological limitations, differing fund procedures, and the omnibus nature of purchase and redemption orders, some Owners may still be able to engage in market timing, while other Owners bear any adverse effects of that market timing activity. To the extent we are unable to detect and deter market timing or other similar programmed, large, frequent, or short-term transfers, the performance of the subaccount and the portfolio could be adversely affected, including by (1) requiring the portfolio to maintain larger amounts of cash or cash-type securities than the portfolio’s manager might otherwise choose to maintain or to liquidate portfolio holdings at disadvantageous times, thereby increasing brokerage, administrative, and other expenses and (2) diluting returns to long-term shareholders.

Other Transfer Rights

Transfer Right for Policy. During the first two years following Policy issue, you may, on one occasion, transfer the entire Accumulated Value in the Separate Account to the General Account, without regard to any limits on transfers or free transfers, or related transfer charges, if any.

Transfer Right for Change in Investment Policy. If the investment policy of a subaccount of the Separate Account is materially changed, you may transfer the portion of the Accumulated Value in that subaccount to another subaccount or to the General Account, without regard to any limits on transfers or free transfers, or related transfer charges, if any.

Exchange Right for Connecticut Residents. For eighteen months after the Date of Issue, Connecticut residents may exchange the Policy for any flexible premium adjustable benefit life insurance policy offered for sale by us, the benefits of which policy do not vary with the investment performance of a separate account. Evidence of insurability will not be required to effect this exchange.

Optional “Illuminations” Investment Advisory Service

National Life makes available to all Owners, at no cost to the Owner, an optional investment advisory service which National Life calls “Illuminations”. Under this program, National Life has arranged for FundQuest, Incorporated (“FundQuest”), a registered investment adviser independent of National Life, to provide an investment advisory service under which it maintains an allocation of the Accumulated Value of your Policy among the available options which is suited to your investment objective, financial situation and risk tolerance.

Illuminations will be available under employer-sponsored qualified plans, where variable universal life is approved for use. This option will be available for all policies issued within the plans. The sponsors and fiduciaries of qualified plans are responsible to determine whether Illuminations is permissible under the legal requirements to which the plan is subject.

If you elect to participate in Illuminations, you will be asked to fill out a detailed questionnaire, which addresses your investment objective, financial situation and risk tolerance. FundQuest will then evaluate the completed questionnaire to determine the allocation best suited to you. FundQuest will maintain a number of different allocation models for clients with different investment objectives, financial situations and risk tolerances, and you will be assigned to one of these models. However, you will have the ability to impose reasonable restrictions on the management of your Policy, including the ability to designate particular portfolios or types of portfolios that should not receive allocations of Accumulated Value from your Policy. Please contact National Life’s Home Office at (800) 732-8939 if you wish to impose restrictions on the management of your Policy which contains the Illuminations management feature. If you place restrictions on a particular fund or type of fund, you must either suggest an alternative fund or fund type or specify that the assets that would have been allocated to the restricted fund or fund type be allocated pro rata among the other funds in your model. At the implementation of your Illuminations program, you will receive a strategy report prepared by FundQuest that discusses the strategy to be followed in allocating your Accumulated Value among the portfolios.

FundQuest will make changes to its portfolio allocation models from time to time as it deems appropriate based on changes in the financial markets, portfolio performance, and other factors. FundQuest will communicate these changes to National Life, which will then automatically implement the changes in each affected Policy, pursuant to a Limited Power of Attorney executed by Illuminations participants. This Limited Power of Attorney will authorize FundQuest to direct National Life to implement changes to your model as determined by FundQuest, without obtaining your specific prior approval of the changes. In addition, FundQuest also currently intends to rebalance each Illuminations account back to its then-current model allocation semi-annually. This semi-annual rebalancing will also be implemented pursuant to the Limited Power of Attorney, and will be done automatically without your specific prior approval.

Further information regarding FundQuest is included in Part II of FundQuest’s Form ADV, which will be provided to Owners when they elect to participate in Illuminations.

Once in the Illuminations program, you will receive a quarterly report prepared by FundQuest discussing the performance of your Policy’s subaccount allocation, all the transactions made within your Policy, and its value at the beginning and end of the period. In this report, you will be reminded that you should contact National Life if there have been changes in your financial situation or investment objectives, and that you may impose reasonable restrictions on the funds in which your account may invest or modify existing restrictions.

In addition, at least annually you will be contacted by your National Life agent to determine whether there have been any changes in your financial situation or investment objectives, and whether you wish to impose reasonable restrictions on the funds in which your account may invest or modify existing restrictions.

Once you have elected to participate in the Illuminations program, you may terminate your participation in the program at any time, by providing written or telephone instructions to National Life. If you terminate the Illuminations program, we will no longer automatically apply any portfolio rebalancing to your Policy, unless you specifically elect to begin a Portfolio Rebalancing feature described under section, entitled “Available Automated Portfolio Management Features”.

If, while your Policy is participating in the Illuminations program, you should need or want to take a Policy loan or make a Withdrawal from your Policy, you should consider that if the loan or Withdrawal is allocated pro rata among the subaccounts in the Policy, the proportionate allocations recommended by FundQuest for your Policy will not be disturbed. If, on the other hand, you allocate the loan or Withdrawal to specific funds, the Policy will depart from the recommended allocations. However, if the Policy remains in the Illuminations program, at the next semi-annual rebalancing date the remaining Accumulated Value will be rebalanced back to the recommended model.

While your Policy is in the Illuminations program, you will be allowed to implement fund transfers, but you should consider that doing so will cause your allocations to depart from the FundQuest recommendations, and, if you keep the Policy in the Illuminations program, your transfers may end up being reversed by the next semi-annual rebalancing within the program.

While your Policy is in the Illuminations program, the Dollar Cost Averaging feature described in the next section below will not be available, and Portfolio Rebalancing will only be available as part of the Illuminations program. If you do elect to begin Dollar Cost Averaging, or change your Portfolio Rebalancing from the Illuminations program, such election will automatically terminate your Policy’s participation in the Illuminations program. Similarly, if you instruct National Life to make a change in the allocation of new Premiums on your Policy, this will be treated as a termination of your Policy’s participation in the Illuminations program.

If you have elected and exercised the accelerated care rider, any participation in the Illuminations program will automatically terminate.

AVAILABLE AUTOMATED PORTFOLIO MANAGEMENT FEATURES

We currently offer, at no charge to you, two automated fund management features. Only one of these features may be active for any single Policy at any time. We are not legally obligated to continue to offer these features. Although we have no current intention to do so, we may cease offering one or both these features at any time, after providing 60 days prior written notice to all Owners who are then utilizing the features being discontinued.

Dollar Cost Averaging. This feature permits you to automatically transfer funds from the Money Market subaccount to any other subaccounts on a monthly basis. You may elect Dollar Cost Averaging at issue by marking the appropriate box on the initial application, and completing the appropriate instructions. You may also begin a Dollar Cost Averaging program after issue by filling out similar information on a change request form and sending it to us at our Home Office. You may discontinue Dollar Cost Averaging at any time by sending an appropriate change request form to the Home Office. While your Policy is in the Illuminations program described in the section immediately above, Dollar Cost Averaging will not be available. If you do elect to begin Dollar Cost Averaging, such election will automatically terminate your Policy’s participation in the Illuminations program.

Portfolio Rebalancing. This feature permits you to automatically rebalance the value in the subaccounts on a semi-annual basis, based on your premium allocation percentages in effect at the time of the rebalancing. You may elect Portfolio Rebalancing at issue by marking the appropriate box on the application, or, after issue, by completing a change request form and sending it to our Home Office. You may discontinue Portfolio Rebalancing at any time by submitting an appropriate change request form to us at our Home Office. In addition, if you submit a premium allocation change, Portfolio Rebalancing will terminate unless you request it to continue. While your Policy is in the Illuminations program described in the section immediately above, Portfolio Rebalancing will be available only as part of the program, which will rebalance semi-annually back to your allocations as determined by FundQuest. If you do elect to change Portfolio Rebalancing from this Illuminations program, such election will automatically terminate your Policy’s participation in the Illuminations program.

Accumulated Value

The Accumulated Value is the total amount of value held under the Policy at any time. It is equal to the sum of the Policy’s values in the Separate Account and the General Account. The Accumulated Value minus any applicable Surrender Charge, and minus any outstanding Policy loans and accrued interest, is equal to the Cash Surrender Value. There is no guaranteed minimum for the portion of the Accumulated Value in any of the subaccounts of the Separate Account. Because the Accumulated Value on any future date depends upon a number of variables, it cannot be predetermined.

The Accumulated Value and Cash Surrender Value will reflect:

  the Net Premiums paid,

  the investment performance of the portfolios you have chosen,

  the crediting of interest on non-loaned Accumulated Value in the General Account and amounts held as Collateral in the General Account,

  any transfers,

  any Withdrawals,

  any loans,

  any loan repayments,

  any loan interest charged, and

  charges assessed on the Policy.

Determination of Number of Units for the Separate Account. Amounts allocated, transferred or added to a subaccount of the Separate Account under a Policy are used to purchase units of that subaccount; units are redeemed when amounts are deducted, transferred or withdrawn. The number of units a Policy has in a subaccount equals the number of units purchased minus the number of units redeemed up to such time. For each subaccount, the number of units purchased or redeemed in connection with a particular transaction is determined by dividing the dollar amount by the unit value.

Determination of Unit Value. The unit value of a subaccount is equal to the unit value on the immediately preceding Valuation Day multiplied by the Net Investment Factor for that subaccount on that Valuation Day.

Net Investment Factor. Each subaccount of the Separate Account has its own Net Investment Factor. The Net Investment Factor measures the daily investment performance of the subaccount. The factor will increase or decrease, as appropriate, to reflect net investment income and capital gains or losses, realized and unrealized, for the securities of the underlying portfolio.

The asset charge for mortality and expense risks will be deducted in determining the applicable Net Investment Factor. (See “Charges and Deductions - Mortality and Expense Risk Charge,” below.)

Calculation of Accumulated Value. The Accumulated Value is determined first on the Date of Issue and thereafter on each Valuation Day. On the Date of Issue, the Accumulated Value will be the Net Premiums received, plus any earnings prior to the Date of Issue, less any Monthly Deductions due on the Date of Issue. On each Valuation Day after the Date of Issue, the Accumulated Value will be:

1)

The aggregate of the values attributable to the Policy in the Separate Account, determined by multiplying the number of units the Policy has in each subaccount of the Separate Account by such subaccount’s unit value on that date; plus

2)	The value attributable to the Policy in the General Account (See “The General Account,” above).

Change of Address Notification

To protect you from fraud and theft, National Life may verify any changes in address you request by sending a confirmation of the change to both your old and new address. National Life may also call you to verify the change of address.

DEATH BENEFIT

General. As long as the Policy remains in force, we will pay the Death Benefit of the Policy, after due proof of the Insured’s death (and fulfillment of certain other requirements), to the named Beneficiary, unless the claim is contestable in accordance with the terms of the Policy. You may choose to have the proceeds paid in cash or under one of the available settlement options. (See “Payment of Policy Benefits,” below.) The Death Benefit payable will be the Unadjusted Death Benefit under the Death Benefit option that is in effect, increased by any additional benefits, and decreased by any outstanding Policy loan and accrued interest and any unpaid Monthly Deductions.

If you or your Beneficiary does not select a settlement option, the proceeds are at least $10,000, and the Beneficiary is an individual, we may deposit the lump-sum payment into an interest bearing special account maintained by a financial institution and retained by us in our General Account. In that case, we will provide your Beneficiary with a checkbook within seven days to access those funds. Your Beneficiary will receive interest on the proceeds deposited in that account.

Death Benefit Options. The Policy provides two Death Benefit options: Option A and Option B. You select the Death Benefit option in the application and may change it as described in “Change in Death Benefit Option,” below.

Option A. The Unadjusted Death Benefit is equal to the greater of:

(a)	the Face Amount of the Policy, and
(b)	the Accumulated Value multiplied by the specified percentage shown in the table below:

Attained Age	Percentage	Attained Age	Percentage

40 and under	250%	60	130%
45	215%	65	120%
50	185%	70	115%
55	150%	75 and over	105%

For Attained Ages not shown, the percentages will decrease by a ratable portion of each full year.

Illustration of Option A -- For purposes of this illustration, assume that the Insured is under Attained Age 40 and there is no Policy loan outstanding.

Under Option A, a Policy with a Face Amount of $200,000 will generally have an Unadjusted Death Benefit of $200,000. The specified percentage for an Insured under Attained Age 40 on the Policy Anniversary prior to the date of death is 250%. Because the Unadjusted Death Benefit must be equal to or greater than 2.50 times the Accumulated Value, any time the Accumulated Value exceeds $80,000 the Unadjusted Death Benefit will exceed the Face Amount. Each additional dollar added to the Accumulated Value will increase the Unadjusted Death Benefit by $2.50. Thus, a 35 year old Insured with an Accumulated Value of $90,000 will have an Unadjusted Death Benefit of $225,000 (2.50 x $90,000), and an Accumulated Value of $150,000 will have an Unadjusted Death Benefit of $375,000 (2.50 x $150,000). Similarly, any time the Accumulated Value exceeds $80,000, each dollar taken out of the Accumulated Value will reduce the Unadjusted Death Benefit by $2.50. If at any time, however, the Accumulated Value multiplied by the specified percentage is less than the Face Amount, the Unadjusted Death Benefit will be the Face Amount of the Policy.

Option B. The Unadjusted Death Benefit is equal to the greater of:

(a)	the Face Amount of the Policy plus the Accumulated Value, and
(b)	the Accumulated Value multiplied by the specified percentage shown in the table above.

Illustration of Option B -- For purposes of this illustration, assume that the Insured is under Attained Age 40 and there is no Policy loan outstanding.

Under Option B, a Policy with a Face Amount of $200,000 will generally have an Unadjusted Death Benefit of $200,000 plus the Accumulated Value. Thus, for example, a Policy with a $50,000 Accumulated Value will have an Unadjusted Death Benefit of $250,000 ($200,000 plus $50,000). Because the specified percentage is 250%, the Unadjusted Death Benefit will be at least 2.50 times the Accumulated Value. As a result, if the Accumulated Value exceeds $133,333, the Unadjusted Death Benefit will be greater than the Face Amount plus the Accumulated Value. Each additional dollar added to the Accumulated Value above $133,333 will increase the Unadjusted Death Benefit by $2.50. An Insured with an Accumulated Value of $150,000 will have an Unadjusted Death Benefit of $375,000 (2.50 x $150,000), and an Accumulated Value of $200,000 will yield an Unadjusted Death Benefit of $500,000 (2.50 x $200,000). Similarly, any time the Accumulated Value exceeds $133,333, each dollar taken out of the Accumulated Value will reduce the Unadjusted Death Benefit by $2.50. If at any time, however, the Accumulated Value multiplied by the specified percentage is less than the Face Amount plus the Accumulated Value, the Unadjusted Death Benefit will be the Face Amount plus the Accumulated Value.

At Attained Age 99, Option B automatically becomes Option A, unless the Policy matures at that time.

Please note that payment of any amount in excess of Accumulated Value is subject to the financial strength and claims-paying ability of National Life.

Which Death Benefit Option to Choose. If you prefer to have premium payments and favorable investment performance reflected partly in the form of an increasing Death Benefit, you should choose Option B. If you are satisfied with the amount of the Insured’s existing insurance coverage and prefer to have premium payments and favorable investment performance reflected to the maximum extent in the Accumulated Value, you should choose Option A.

Change in Death Benefit Option. After the first Policy Year, you may change the Death Benefit option in effect by sending us a written request. There is no charge to change the Death Benefit option. The effective date of a change will be the Monthly Policy Date on or next following the date we receive the written request. Only one change in Death Benefit option is permitted in any one Policy Year.

On the effective date of a change in Death Benefit option, the Face Amount is adjusted so that there will be no change in the Death Benefit or the Net Amount at Risk. In the case of a change from Option B to Option A, the Face Amount must be increased by the Accumulated Value. In the case of a change from Option A to Option B, the Face Amount must be decreased by the Accumulated Value. The change from Option A to Option B will not be allowed if it would reduce the Face Amount to less than the Minimum Face Amount.

On the effective date of the change, the Death Benefit, Accumulated Value and Net Amount at Risk (and therefore the cost of insurance charges) are unchanged. However, after the effective date of the change, the pattern of future Death Benefits, Accumulated Value, Net Amount at Risk and cost of insurance charges will be different than if the change had not been made. In determining whether a change is appropriate for you, the considerations described in “Which Death Benefit Option to Choose” above will apply.

If a change in the Death Benefit option would result in cumulative premiums exceeding the maximum premium limitations under the Internal Revenue Code for life insurance, we will not effect the change.

A change in the Death Benefit option may have Federal income tax consequences. (See “Federal Tax Considerations - Tax Treatment of Policy Benefits,” below)

How the Death Benefit May Vary. The amount of the Death Benefit may vary with the Accumulated Value. The Death Benefit under Option A will vary with the Accumulated Value whenever the specified percentage of Accumulated Value exceeds the Face Amount of the Policy. The Death Benefit under Option B will always vary with the Accumulated Value because the Unadjusted Death Benefit equals the greater of (a) the Face Amount plus the Accumulated Value and (b) the Accumulated Value multiplied by the specified percentage.

Optional Additional Protection Benefit Rider. As discussed in more detail under “Optional Benefits,” below, we offer an additional protection benefit rider. This rider provides a Death Benefit upon the death of the Insured that supplements the Death Benefit under the base Policy. Under this rider, the definition of the Unadjusted Death Benefit described above will be modified.

Under Option A the Unadjusted Death Benefit will equal the greater of:

(a)	Face Amount of the base Policy plus the additional protection benefit amount; and
(b)	The Accumulated Value multiplied by the specified percentages.

The Unadjusted Death Benefit under Option B will equal the greater of:

(a)	Face Amount of the base Policy plus the additional protection benefit amount described in the rider plus the Accumulated Value; and
(b)	The Accumulated Value multiplied by the specified percentages.

The Death Benefit under the additional protection benefit rider may decrease when the base Policy Death Benefit is increased due to the operation of federal tax requirements. It is possible that the amount of the Death Benefit under the Additional Protection Death Benefit Rider may be zero if your base Policy Death Benefit increases enough.

Ability to Adjust Face Amount

You may, at any time after the first Policy Year, increase or decrease the Policy’s Face Amount by submitting a written application to us. There are some limits on your ability to effect increases or decreases, which are discussed below. The effective date of an increase will be the Monthly Policy Date on or next following our approval of your request. The effective date of a decrease is the Monthly Policy Date on or next following the date that we receive your written request in good form. Employee benefit plan Policies may adjust the Face Amount even in Policy Year

1. An increase or decrease in Face Amount may have federal tax consequences. Consult a tax advisor before increasing or decreasing the Face Amount. The effect of changes in Face Amount on Policy charges, as well as other considerations, are described below.

Increase. A request for an increase in Face Amount may not be for less than $25,000, or such lesser amount required in a particular state (except that the minimum for employee benefit plans is $2,000). You may not increase the Face Amount after the Insured’s Attained Age 85. To obtain the increase, you must submit an application for the increase and provide evidence satisfactory to us of the Insured’s insurability.

On the effective date of an increase, and taking the increase into account, the Cash Surrender Value must be at least equal to the Monthly Deductions then due. If the Cash Surrender Value is not sufficient, the increase will not take effect until you pay a sufficient additional premium payment to increase the Cash Surrender Value.

An increase in the Face Amount will generally affect the total Net Amount at Risk. This will normally increase the monthly cost of insurance charges. In addition, the Insured may be in a different Rate Class as to the increase in insurance coverage. An increase in premium payment or frequency may be appropriate after an increase in Face Amount. (See “Cost of Insurance Charge,” below).

Each increase in Face Amount will begin a new period of Surrender Charges in effect for 15 years from the date of the increase. This additional Surrender Charge is based on the Face Amount of the increase only. We describe this additional Surrender Charge in detail in the “Surrender Charge” section, below.

Decrease. The amount of the Face Amount after a decrease cannot be less than 75% of the largest Face Amount in force at any time in the 12 months immediately preceding our receipt of your request for the decrease. The Face Amount after any decrease may not be less than the Minimum Face Amount, which is currently $50,000. If a decrease in the Face Amount would result in cumulative premiums exceeding the maximum premium limitations applicable for life insurance under the Internal Revenue Code, we will not allow the decrease.

A decrease in the Face Amount generally will decrease the total Net Amount at Risk, which will decrease your monthly cost of insurance charges.

For purposes of determining the cost of insurance charge, any decrease in the Face Amount will reduce the Face Amount in the following order:

(a)	first, the increase in Face Amount provided by the most recent increase;
(b)	then, the next most recent increases, in inverse chronological order; and
(c)	finally, the Initial Face Amount.

Payment of Policy Benefits

You may decide the form in which we pay Death Benefit proceeds. During the Insured’s lifetime, you may arrange for the Death Benefit to be paid in a lump sum or under a settlement option. These choices are also available upon surrender of the Policy for its Cash Surrender Value. If you do not make an election, payment will be made in a lump sum. The Beneficiary may also arrange for payment of the Death Benefit in a lump sum or under a settlement option. If paid in a lump sum, we will ordinarily pay the Death Benefit (by sending the checkbook referred to below, unless the Beneficiary elects to receive a National Life check) to the Beneficiary within seven days after we receive proof of the Insured’s death at our Home Office, and all other requirements are satisfied. If paid under a settlement option, we will apply the Death Benefit to the settlement option within seven days after we receive proof of the Insured’s death at our Home Office, and all other requirements are satisfied.

We will pay interest on the Death Benefit from the date of death until interest begins to accrue on the account accessed by the checkbook referred to below. The interest rate will be the highest of (a) 4% per annum, (b) any higher rate we declare, or (c) any higher rate required by law.

If you or your Beneficiary elect to receive proceeds in a lump sum payment, unless the Beneficiary requests a National Life check, we will deposit the proceeds into an interest bearing special account maintained by a financial institution and retained by us in our General Account. In that case, we will provide you or your Beneficiary with a checkbook to access those funds from the special account. We fund the check writing privileges. The interest bearing special account is not a bank account and is subject to the claims of our creditors. We may profit from amounts left in the interest bearing special account. Further, the interest bearing special account is not insured nor guaranteed by the FDIC or any other government agency. We will send the payee the checkbook within seven days of when we deposited the proceeds into that account, and the payee will receive any interest on the proceeds deposited in that account. There is no guaranteed interest rate paid on the proceeds deposited into that account. However, any interest credited to the special interest bearing account will be currently taxable to you or your Beneficiary in the year in which it is credited.

Settlement Options

There are several ways of receiving proceeds under the Death Benefit and surrender provisions of the Policy, other than in a lump sum. None of these options vary with the investment performance of the Separate Account. More detailed information concerning these settlement options is available in your Policy, upon request from our Home Office, and by referring to the Statement of Additional Information. Even if the Death Benefit under the Policy is excludible from income, payments under Settlement Options may not be excludible in full. This is because earnings on the Death Benefit after the Insured’s death are taxable and payments under the Settlement Options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under the Settlement Options.

We will normally pay proceeds of a surrender, Withdrawal, or Policy loan within seven days of when we receive your written request at our Home Office in a form satisfactory to us. However, in cases where you surrender your Policy within 30 days of making a premium payment by check or through a check-o-matic payment option (i.e., automatic scheduled withdrawals from a bank account), and we are unable to confirm that such payment has cleared, we may withhold an amount equal to such payment from your surrender proceeds until we are able to confirm that the payment item has cleared, but for no more than 30 days from our receipt of the payment item. You may avoid the possibility of this holdback by making premium payments by unconditional means, such as by certified check or wire transfer of immediately available funds.

PAYMENT OF PROCEEDS

We will generally determine the amount of a payment on the Valuation Day we receive at our Home Office all required documents in good order. Good order means the actual receipt by us of instructions relating to a transaction, along with all the information and supporting legal documentation we require to effect the transaction. To be in “good order,” instructions much be sufficiently clear so that we do not need to exercise any discretion to follow such instructions. However, we may defer the determination or payment of such amounts if the date for determining such amounts falls within any period during which:

(1)

the disposal or valuation of a subaccount’s assets is not reasonably practicable because the New York Stock Exchange is closed or conditions are such that, under the SEC’s rules and regulations, trading is restricted or an emergency is deemed to exist; or

(2)	except for Policies issued in New York, the SEC by order permits postponement of such actions for the protection of our policyholders.

We also may defer the determination or payment of amounts from the General Account for up to six months. For Policies issued in New York, if we do not mail or deliver the amounts owed to you within ten days of when we receive your request for payment, we will pay interest on the amount at the rate then in effect under Payment Option 1 – Payment of Interest Only, from the date of our receipt of your request for payment to the date we actually make the payment.

Transactions will not be processed on the following days: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, the day after Thanksgiving Day and Christmas Day. Please remember that we must receive a transaction request before the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. Eastern Time, to process the transaction on that Valuation Day. If we receive a transaction request after 4:00 p.m. Eastern Time, we will process the transaction request on the next Valuation Day.

If mandated under applicable law, we may be required to reject a Premium Payment. We may also be required to provide additional information about your account to government regulators. We may be required to block an Owner’s account and thereby refuse to honor any request for transfers, Withdrawals, surrenders, loans or Death Benefits, until instructions are received from the appropriate regulator.

POLICY LOANS

General. You may at any time after the first year (and during the first year where required by law) borrow money from us using the Policy as the only security for the loan. The maximum amount you may borrow is the Policy’s Cash Surrender Value on the date we receive your loan request, minus three times the Monthly Deduction for the most recent Monthly Policy Date. You may repay all or a portion of a loan and accrued interest at any time, while the Insured is alive. To take a loan, you should send us a written request at our Home Office. If you have elected the telephone transaction privilege, you may also request a loan over the telephone. We limit the amount of a Policy loan you can take by telephone to $25,000. We will normally pay loan proceeds within seven days of a valid loan request.

Currently, we are extending your policy's loan privileges to allow loans in the first policy year. This is more favorable to you than what is guaranteed in the contracts. We may decide to discontinue this privilege in the future without notice. First year loans are subject to all the loan requirements and restrictions as stated above.

Interest Rate Charged. We charge interest on Policy loans at the fixed rate of 6% per year. We charge interest from the date of the loan and add it to the loan balance at the end of the Policy Year. When this interest is added to the loan balance, it bears interest at the same rate.

Allocation of Loans and Collateral. When you take a Policy loan, we hold Accumulated Value in the General Account as Collateral for the Policy loan. You may specify how you would like the Accumulated Value to be taken from the subaccounts of the Separate Account to serve as Collateral. If you do not so specify, we will allocate the Policy loan to the subaccounts in proportion to the Accumulated Value in the subaccounts. If the Accumulated Value in one or more of the subaccounts is insufficient to carry out your instructions, we will not process the loan until we receive further instructions from you. Non-loaned Accumulated Value in the General Account will become Collateral for a loan only to the extent that the Accumulated Value in the Separate Account is insufficient. Please note that if your Policy is participating in the Illuminations program described under “Optional ‘Illuminations’ Investment Advisory Service”, above, and you allocate the loan pro rata among the subaccounts in the Policy, the proportionate allocations recommended by FundQuest for your Policy will not be disturbed. If, on the other hand, you allocate the loan to specific funds, the Policy will depart from the recommended allocations. However, if the Policy remains in the Illuminations program, at the next semi-annual rebalancing date the remaining Accumulated Value will be rebalanced back to the recommended model.

The Collateral for a Policy loan will initially be the loan amount. Loan interest will be added to the Policy loan. We will take additional Collateral for the loan interest pro rata from the subaccounts of the Separate Account, and then, if the amounts in the Separate Account are insufficient, from the non-loaned portion of the General Account. At any time, the amount of the outstanding loan under a Policy equals the sum of all loans (including due and unpaid interest added to the loan balance) minus any loan repayments.

Interest Credited to Amounts Held as Collateral. As long as the Policy is in force, we will credit the amount held in the General Account as Collateral with interest at effective annual rates we declare, but not less than 4% or such higher minimum rate required under state law. The rate will apply to the calendar year which follows the date of determination.

Preferred Policy Loans. We make preferred Policy loans available at the beginning of the eleventh Policy Year. The maximum amount of the preferred loans will be 50% of the Accumulated Value. For these preferred Policy loans, the amounts held as Collateral in the General Account will be credited with interest at an annual rate of 6%. All outstanding loan amounts up to 50% of the Accumulated Value will be treated as preferred loans. Any outstanding loan amounts in excess of 50% of the Accumulated Value will be treated as non-preferred loans. If both preferred and non-preferred loans exist at the same time, we will first apply any loan repayment to the non-preferred loan. We are not obligated to make preferred loans available, and will make such loans available at our sole discretion. Except for Policies issued in New York, we may also at our discretion, upon prior notice to Owners, adjust the credited rate on amounts held as Collateral in the General Account for preferred loans. Preferred loans may not be treated as indebtedness for federal income tax purposes, which may result in adverse tax consequences.

Enhancement on Non-preferred Policy Loans Beginning in Policy Year 11. In Policy Year 11 and thereafter, for loans that do not qualify as preferred loans, we credit interest on amounts held in the General Account as Collateral at a rate 0.50% per annum higher than for similar amounts for Policies still in their first ten Policy Years. This enhancement is not guaranteed, however, except for Policies issued in New York. This enhancement will only be credited to Collateral for non-preferred Policy loans. Upon prior notice to Owners, we may, in our sole discretion, decide not to credit the enhancement.

Effect of Policy Loan. Policy loans, whether or not repaid, will have a permanent effect on the Accumulated Value and the Cash Surrender Value, and may permanently affect the Death Benefit of your Policy. The effect on the Accumulated Value and Death Benefit could be favorable or unfavorable. It will depend on whether the investment performance of the subaccounts, and the interest credited to the non-loaned Accumulated Value in the General Account, is less than or greater than the interest being credited on the amounts held as Collateral in the General Account. Compared to a Policy under which no loan is made, values under a Policy will be lower when the credited interest rate on Collateral is less than the investment experience of assets held in the Separate Account and interest credited to the non-loaned Accumulated Value in the General Account. The longer a loan is outstanding, the greater the effect a Policy loan is likely to have. The Death Benefit will be reduced by the amount of any outstanding Policy loan.

Loan Repayments. We will assume that any payments you make while there is an outstanding Policy loan are premium payments, rather than loan repayments, unless you specify in writing that a payment is a loan repayment. In the event of a loan repayment, the amount held as Collateral in the General Account will be reduced by an amount equal to the repayment, and such amount will be transferred to the subaccounts of the Separate Account and to the non-loaned portion of the General Account based on the Net Premium allocations in effect at the time of the repayment.

Lapse With Loans Outstanding. The amount of an outstanding loan under a Policy plus any accrued interest on outstanding loans is not part of Cash Surrender Value. Therefore, the larger the amount of an outstanding loan, the more likely it is that the Policy could lapse. (See “Risk of Lapse,” above and “ Lapse and Reinstatement,” below.) In addition, if the Policy is not a Modified Endowment Policy, lapse of the Policy with outstanding loans may result in adverse federal income tax consequences. (See “Federal Tax Considerations - Tax Treatment of Policy Benefits,” below.)

IRC § 1035 Exchanges of Policies with Existing Policy Loans. We will accept transfers of existing policy loans on Policies that qualify as § 1035 exchanges. The loan will be limited to 50% of the Accumulation Value of the transfer. The Accumulation Value held as Collateral for the loan will be placed in the General Account.

Tax Considerations. Any loans taken from a “Modified Endowment Contract” will be treated as a taxable distribution. In addition, with certain exceptions, a 10% additional income tax penalty will be imposed on the portion of any loan that is included in income. (See “Federal Tax Considerations – Tax Treatment of Policy Benefits - Distributions Other Than Death Benefits from Modified Endowment Contracts,” below.)

SURRENDERS AND WITHDRAWALS

You may surrender your Policy for its Cash Surrender Value at any time before the death of the Insured. The Cash Surrender Value is the Accumulated Value minus any Policy loan and accrued interest and less any Surrender Charge. We will calculate the Cash Surrender Value on the Valuation Day we receive, at our Home Office, your signed written surrender request deemed by us to be in good order, and the Policy. You may not request a surrender over the telephone or by facsimile. Coverage under the Policy will end on the day you mail or otherwise send your written surrender request and the Policy to us. We will ordinarily mail surrender proceeds to you within seven days of when we receive your request in good order. However, in cases where you surrender your Policy within 30 days of making a premium payment by check or through a check-o-matic payment option (i.e., automatic scheduled withdrawals from a bank account), and we are unable to confirm that such payment has cleared, we may withhold an amount equal to such payment from your surrender proceeds until we are able to confirm that the payment item has cleared, but for no more than 30 days from our receipt of the payment item. You may avoid the possibility of this holdback by making premium payments by unconditional means, such as by certified check or wire transfer of immediately available funds.

A surrender may have Federal income tax consequences. (See “Federal Tax Considerations - Tax Treatment of Policy Benefits,” below).

You may also withdraw a portion of your Policy’s Cash Surrender Value at any time before the death of the Insured and, except for employee benefit plans, after the first Policy Anniversary, by writing us at our Home Office. The minimum amount which you may withdraw is $500, except for employee benefit plans, where the minimum is $100. The maximum Withdrawal is the Cash Surrender Value on the date of receipt of the Withdrawal request, minus three times the Monthly Deduction for the most recent Monthly Policy Date. A Withdrawal charge may be deducted from the amount of the Withdrawal. For a discussion of the Withdrawal charge, see “Charges and Deductions -Withdrawal Charge”, below.

You may specify how you would like us to take a Withdrawal from the subaccounts of the Separate Account. If you do not so specify, we will take the Withdrawal from the subaccounts in proportion to the Accumulated Value in each subaccount. If the Accumulated Value in one or more subaccounts is insufficient to carry out your instructions, we will not process the Withdrawal until we receive further instructions from you. You may take Withdrawals from the General Account only after the Accumulated Value in the Separate Account has been exhausted. If your Policy is participating in the Illuminations program described under “Optional ‘Illuminations’ Investment Advisory Service”, above, and you allocate the Withdrawal pro rata among the subaccounts in the Policy, the proportionate allocations recommended by FundQuest for your Policy will not be disturbed. If, on the other hand, you allocate the Withdrawal to specific funds, the Policy will depart from the recommended allocations. However, if the Policy remains in the Illuminations program, at the next semi-annual rebalancing date the remaining Accumulated Value will be rebalanced back to the recommended model.

The effect of a Withdrawal on the Death Benefit and Face Amount will vary depending upon the Death Benefit option in effect and whether the Unadjusted Death Benefit is based on the applicable percentage of Accumulated Value. (See “Death Benefit Options,” above.)

Option A. The effect of a Withdrawal on the Face Amount and Unadjusted Death Benefit under Option A can be described as follows:

If the Face Amount divided by the applicable percentage of Accumulated Value exceeds the Accumulated Value just after the Withdrawal, a Withdrawal will reduce the Face Amount and the Unadjusted Death Benefit by the lesser of such excess and the amount of the Withdrawal.

For the purposes of this illustration (and the following illustrations of Withdrawals), assume that the Attained Age of the Insured is under 40 and there is no indebtedness. The applicable percentage is 250% for an Insured with an Attained Age under 40.

Under Option A, a Policy with a Face Amount of $300,000 and an Accumulated Value of $30,000 will have an Unadjusted Death Benefit of $300,000. Assume that you take a Withdrawal of $10,000. The amount we pay you will be $10,000. The Withdrawal will reduce the Accumulated Value to $20,000 ($30,000 - $10,000) after the Withdrawal. The Face Amount divided by the applicable percentage is $120,000 ($300,000 / 2.50), which exceeds the Accumulated Value after the Withdrawal by $100,000 ($120,000 - $20,000). The lesser of this excess and the amount of the Withdrawal is $10,000, the amount of the Withdrawal. Therefore, the Unadjusted Death Benefit and Face Amount will be reduced by $10,000 to $290,000.

If the Face Amount divided by the applicable percentage of Accumulated Value does not exceed the Accumulated Value just after the Withdrawal, then the Face Amount is not reduced. The Unadjusted Death Benefit will be reduced by an amount equal to the reduction in Accumulated Value times the applicable percentage (or equivalently, the Unadjusted Death Benefit is equal to the new Accumulated Value times the applicable percentage).

Under Option A, a Policy with a Face Amount of $300,000 and an Accumulated Value of $150,000 will have an Unadjusted Death Benefit of $375,000 ($150,000 x 2.50). Assume that you take a Withdrawal of $10,000. The amount we pay to you will be $10,000. The Withdrawal will reduce the Accumulated Value to $140,000 ($150,000 - $10,000). The Face Amount divided by the applicable percentage is $120,000, which does not exceed the Accumulated Value after the Withdrawal. Therefore, the Face Amount stays at $300,000 and the Unadjusted Death Benefit is $350,000 ($140,000 x 2.50).

Option B. The Face Amount will never be decreased by a Withdrawal. A Withdrawal will, however, always decrease the Death Benefit.

If the Unadjusted Death Benefit equals the Face Amount plus the Accumulated Value, a Withdrawal will reduce the Accumulated Value by the amount of the Withdrawal and thus the Unadjusted Death Benefit will also be reduced by the amount of the Withdrawal.

Under Option B, a Policy with a Face Amount of $300,000 and an Accumulated Value of $90,000 will have an Unadjusted Death Benefit of $390,000 ($300,000 + $90,000). Assume you take a Withdrawal of $20,000. The amount we pay to you will be $20,000. The Withdrawal will reduce the Accumulated Value to $70,000 ($90,000 - $20,000) and the Unadjusted Death Benefit to $370,000 ($300,000 + $70,000). The Face Amount is unchanged.

If the Unadjusted Death Benefit immediately prior to the Withdrawal is based on the applicable percentage of Accumulated Value, the Unadjusted Death Benefit will be reduced to equal the greater of (a) the Face Amount plus the Accumulated Value after deducting the amount of the Withdrawal and Withdrawal Charge and (b) the applicable percentage of Accumulated Value after deducting the amount of the Withdrawal.

Under Option B, a Policy with a Face Amount of $300,000 and an Accumulated Value of $210,000 will have an Unadjusted Death Benefit of $525,000 ($210,000 X 2.5). Assume you take a Withdrawal of $60,000. The amount we pay to you will be $60,000. The Withdrawal will reduce the Accumulated Value to $150,000 ($210,000 - $60,000), and the Unadjusted Death Benefit to the greater of (a) the Face Amount plus the Accumulated Value, or $450,000 ($300,000 + $150,000) and (b) the Unadjusted Death Benefit based on the applicable percentage of the Accumulated Value, or $375,000 ($150,000 X 2.50). Therefore, the Unadjusted Death Benefit will be $450,000. The Face Amount is unchanged.

Any decrease in Face Amount due to a Withdrawal will first reduce the most recent increase in Face Amount, then the most recent increases, successively, and lastly, the Initial Face Amount.

Because a Withdrawal can affect the Face Amount and the Unadjusted Death Benefit as described above, a Withdrawal may also affect the Net Amount at Risk which is used to calculate the cost of insurance charge under the Policy. (See “Cost of Insurance Charge,” above.) Because a Withdrawal reduces the Accumulated Value, the Cash Surrender Value of the Policy is reduced, thereby increasing the likelihood that the Policy will lapse. (See “Lapse and Reinstatement,” below.) A request for Withdrawal may not be allowed if such Withdrawal would reduce the Face Amount below the Minimum Face Amount for the Policy. Also, if a Withdrawal would result in cumulative premiums exceeding the maximum premium limitations applicable under the Code for life insurance, we will not allow the Withdrawal.

You may request a Withdrawal only by sending a signed written request to us at our Home Office or, partial Withdrawals, by facsimile. You may not request a Withdrawal over the telephone. We will ordinarily pay a Withdrawal within seven days of receiving at our Home Office a valid Withdrawal request.

A Withdrawal of Cash Surrender Value may have Federal income tax consequences. (See “Federal Tax Considerations - Tax Treatment of Policy Benefits,” below.)

Owners of Policies being used in qualified retirement plans should be aware that the Policy does not contain any provision for a refund of premium in the event that premiums in excess of those permitted by the “incidental insurance” rules are paid. In the event that a Withdrawal is necessary to bring a Policy into compliance with the “incidental insurance” rules, we will waive the Withdrawal Charge in connection with such Withdrawal. However, such Owners should be aware that it is possible that the Cash Surrender Value of the Policy will not be sufficient to permit a Withdrawal in the amount necessary to bring the Policy into compliance.

LAPSE AND REINSTATEMENT

Your Policy will remain in force as long as the Cash Surrender Value of the Policy is sufficient to pay the Monthly Deductions and the charges under the Policy. The failure to make a premium payment will not itself cause a Policy to lapse. When the Cash Surrender Value is insufficient to pay the charges and the Grace Period expires without an adequate premium payment by you, the Policy will lapse and terminate without value. However, during the first five Policy Years the Policy will not lapse, if you have paid the Minimum Guarantee Premium.

In addition, an optional guaranteed death benefit rider is available which will guarantee that the Policy will not lapse prior to age 70, or 20 years from the Date of Issue of the Policy, if longer, regardless of investment performance, if you have paid the Minimum Guarantee Premium as of each Monthly Policy Date. If you purchase the guaranteed death benefit rider, your Minimum Guarantee Premium will be higher than if you do not purchase the guaranteed death benefit rider. (See “Optional Benefits,” below).

Another way of protecting the Policy against the possibility of lapse is to purchase the no-lapse guarantee rider, which will guarantee that the Policy will not lapse if you have paid the cumulative monthly guarantee premium into the General Account. The Monthly Guarantee Premium under the no-lapse guarantee rider will be higher than the Minimum Guarantee Premium that would apply to the first five years of a Policy that does not include this rider. You could also elect the overloan protection rider, which will, subject to certain conditions, prevent the lapse of the Policy if properly exercised. (See “Optional Benefits” below).

The Policy provides for a 61-day Grace Period that is measured from the date we send a lapse notice. The Policy does not lapse, and the insurance coverage continues, until the expiration of this Grace Period. To prevent lapse, you must during the Grace Period pay a premium equal to the sum of any amount by which the past Monthly Deductions have been in excess of Cash Surrender Value, plus three times the Monthly Deduction due the date the Grace Period began. Our notice will specify the payment required to keep the Policy in force. Failure to make a payment at least equal to the required amount within the Grace Period will result in lapse of the Policy without value.

Reinstatement. A Policy that lapses without value may be reinstated at any time within five years (or longer period required in a particular state) after the beginning of the Grace Period. To do so, you must submit evidence of the Insured’s insurability satisfactory to us and pay an amount sufficient to provide for two times the Monthly Deduction due on the date the Grace Period began plus three times the Monthly Deduction due on the effective date of reinstatement. The effective date of reinstatement, unless otherwise required by state law, will be the Monthly Policy Date on or next following the date your reinstatement application is approved. Upon reinstatement, the Accumulated Value will be based upon the premium paid to reinstate the Policy. The Policy will be reinstated with the same Date of Issue as it had prior to the lapse. None of the five year no lapse guarantee, the guaranteed death benefit rider or the no-lapse guarantee rider may be reinstated.

CHARGES AND DEDUCTIONS

We deduct the charges described below from your premium payments or your Policy Value. Certain of the charges depend on a number of variables. The charges are for the services and benefits provided, costs and expenses incurred and risks assumed by us under the Policy. We intend to profit from these charges.

Services and benefits we provide include:

  the death benefits, cash and loan benefits provided by the Policy;

  the funding choices, including net premium allocations, dollar-cost averaging programs, automatic asset rebalancing programs, and Illuminations investment advisory service;

  the administration of various elective options under the Policy (including any riders); and

  the distribution of various reports to Owners.

Costs and Expenses we incur include:

  those associated with underwriting applications and changes in Face Amount and any riders;

  various overhead and other expenses associated with providing the services and benefits provided by the Policy (and any riders);

  sales and marketing expenses;

  other costs of doing business, such as complying with federal and state regulatory requirements.

Risks we assume include the risks that:

  insureds may die sooner than estimated, resulting in the payment of greater death benefits than expected; and

  the costs of providing the services and benefits under the Policy (and any riders) will exceed the charges deducted.

Premium Tax Charge

We will deduct 3.25% from each premium payment prior to allocation of Net Premiums, to cover state premium taxes and the federal DAC Tax. This amount may be greater than the premium tax assessed in your state. State premium taxes currently range from 0 to 3.5%. For qualified employee benefit plans, we will deduct 2.0% of each premium rather than 3.25%. For policies issued in North Carolina, the state premium tax is 1.90%; we nonetheless charge 2.0% to cover state premium taxes.

The federal DAC Tax is a tax attributable to certain “policy acquisition expenses” under Internal Revenue Code Section 848. Section 848 in effect accelerates the realization of income we receive from the Policies, and therefore the payment of federal income taxes on that income. The economic consequence of Section 848 is, therefore, an increase in the tax burden borne by us that is attributable to the Policies.

Surrender Charge

We impose a Surrender Charge, which consists of a deferred administrative charge and a deferred sales charge, if the Policy is surrendered or lapses at any time before the end of the fifteenth Policy Year following issue or a Face Amount increase.

Deferred Administrative Charge. The deferred administrative charge varies by Issue Age, and is based on the Initial Face Amount and the Face Amount of any increase. After the first five Policy Years since issue or increase, it declines linearly by policy month through the end of Policy Year 15 following issue or increase, after which it is zero. Charges per $1,000 of Face Amount for sample Issue Ages are shown below:

Sample	Charge per $1,000
Issue Age	of Face Amount
0 – 5	None
10	$0.50
15	$1.00
20	$1.50
25 – 85	$2.00

For Issue Ages not shown, the charge will increase by a ratable portion for each full year.

Deferred Sales Charge. The deferred sales charges are presented in Appendix B to this prospectus. Appendix B expresses the deferred sales charge as a dollar amount per $1,000 of Initial Face Amount. There will be a deferred sales charge associated with the Initial Face Amount as well as with each subsequent Face Amount increase. Each such portion of the deferred sales charge will have a duration of fifteen Policy Years as measured from the issue date of the corresponding Face Amount. Each portion of the deferred sales charge will be level for the first five Policy Years then decrease linearly by policy month until the end of the fifteenth Policy Year.

To illustrate the calculation of a Policy’s Surrender Charge, assume that the Policy is issued to a male nonsmoker, Issue Age 45, with a Face Amount of $100,000. This example will illustrate surrenders in the first five Policy Years and in the first month of the eighth Policy Year.

Deferred Administrative Charge. The deferred administrative charge for the first five Policy Years is $200. This is calculated by applying the charge of $2.00 per $1,000 of Face Amount for Issue Age 45 from the schedule above to the Face Amount of $100,000 ($2.00 x (100,000/1,000)). The deferred administrative charge reduces linearly by policy month in Policy Years 6 through 15. Linear reduction is equivalent to a reduction each month of 1/121st of the initial charge. For example, the deferred administrative charge in the first month of the eighth Policy Year (the 25th month after the end of the 5th Policy Year) will be $158.68 ($200 - ($200 x (25/121)). After completion of the 15th Policy Year, the deferred administrative charge is zero. The schedule of deferred administrative charges in effect for the first fifteen Policy Years is shown in the Policy.

Deferred Sales Charge. The deferred sales charge in effect for the first five Policy Years is $826. This is calculated by applying the charge of $8.26 per $1,000 of Face Amount for Issue Age 45 found in Appendix B to the Face Amount of $100,000 ($8.26 × (100,000 ÷ 1,000)). The deferred sales charge reduces linearly by month in Policy Years 6 through 15. Linear reduction is equivalent to a reduction each month of 1/121st of the initial charge. For example, the deferred sales charge in the first month of the 8th Policy Year (the 25th month after the end of the 5th Policy Year) will be $655.34 ($826 – ($826 × (25/121))). After the completion of the 15th Policy Year, the deferred sales charge is $0. The schedule of deferred sales charges in effect for the first fifteen Policy Years is shown in the Policy.

Surrender Charges for Policies Issued Prior to December 1, 2000. For policies issued before December 1, 2000 (or later date if not approved in your state by December 1, 2000), your Surrender Charge will differ from the Surrender Charges described above in two respects.

1)	Your deferred sales charge will be the lesser of the deferred sales charge described above and an amount equal to the sum of the following:
	(i)	30% of the premiums actually received up to one Surrender Charge target premium, plus
	(ii)	10% of all the premiums paid in excess of this amount but not greater than twice this amount, plus

(iii)9% of all the premiums paid in excess of twice this amount.

Appendix B to this prospectus contains the Surrender Charge target premiums per $1,000 of Initial Face Amount.

2)	There will be no deferred administrative charge or deferred sales charge with respect to increases in Face Amount.

Monthly Deductions

We will deduct charges from the Accumulated Value on the Date of Issue and on each Monthly Policy Date. The Monthly Deduction consists of three components:

(a)	the cost of insurance charge;
(b)	the Monthly Administrative Charge; and
(c)	the cost of any additional benefits provided by rider. The monthly charges will be specified in the applicable rider.

Because portions of the Monthly Deduction (such as the cost of insurance charge) vary from policy month to policy month, the Monthly Deduction will also vary. We will take the Monthly Deduction on a pro rata basis from the subaccounts of the Separate Account and the General Account, unless you have requested at the time of application, or later request in writing, that we take the Monthly Deductions from the Money Market Subaccount. If we cannot take a Monthly Deduction from the Money Market Subaccount, where you have so asked, we will take the amount of the deduction in excess of the Accumulated Value available in the Money Market Subaccount on a pro rata basis from Accumulated Value in the subaccounts of the Separate Account and the General Account. If your Policy is participating in the Illuminations investment advisory service, we will require that the Monthly Deduction be taken from your Policy on a pro rata basis from the subaccounts of the Separate Account and the General Account.

Cost of Insurance Charge. The cost of insurance charge is the primary charge for the death benefit provided by your Policy. We calculate the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the Net Amount at Risk for each policy month. Because both the Net Amount at Risk and the variables that determine the cost of insurance rate, such as the age of the Insured and the Duration of the Policy, may vary, the cost of insurance charge will likely be different from month to month. We expect to profit from this charge and may use the charge for lawful purpose, including covering distribution expenses.

Net Amount at Risk. The Net Amount at Risk on any Monthly Policy Date is approximately the amount by which the Unadjusted Death Benefit on that Monthly Policy Date exceeds the Accumulated Value. It measures the amount National Life would have to pay in excess of the Policy’s value if the Insured died. The actual calculation uses the Unadjusted Death Benefit divided by 1.00327234, to take into account assumed monthly earnings at an annual rate of 4%. We calculate the Net Amount at Risk separately for the Initial Face Amount and any increases in Face Amount. In determining the Net Amount at Risk for each increment of Face Amount, we first consider the Accumulated Value part of the Initial Face Amount. If the Accumulated Value exceeds the Initial Face Amount, we consider it as part of any increases in Face Amount in the order such increases took effect.

Any change in the Net Amount at Risk will affect the total cost of insurance charges paid by the Owner.

Guaranteed Maximum Cost of Insurance Rates. The guaranteed maximum cost of insurance rates will be set forth in your Policy, and will depend on:

  the Insured’s Attained Age,

  the Insured’s sex,

  the Insured’s Rate Class, and

  the 1980 Commissioners Standard Ordinary Smoker/Nonsmoker Mortality Table.

For Policies issued in states which require “unisex” policies or in conjunction with employee benefit plans, the guaranteed maximum cost of insurance rate will use the 1980 Commissioners Standard Ordinary Mortality Tables NB and SB.

Current Cost of Insurance Rates and How They are Determined. The actual cost of insurance rates used (“current rates”) will depend on:

  the Insured’s Issue Age,

  the Insured’s sex,

  the Insured’s Rate Class,

  the Policy’s Duration,

  the Policy’s size, and

  the Date of Issue of the Policy.

Generally, the current cost of insurance rate for a given Attained Age will be higher during the first 10 Policy Years than in subsequent Policy Years, other factors being equal. Cost of insurance rates in Policy Years 11 through 25, however, will generally be lower than after Policy Year 25, other factors being equal. Cost of insurance rates for currently issued Policies may be lower than for Policies issued during specified past periods. We periodically review the adequacy of our current cost of insurance rates and may adjust their level. However, the current rates will never exceed guaranteed maximum cost of insurance rates. Any change in the current cost of insurance rates will apply to all persons of the same Issue Age, Sex, and Rate Class, and with Policies of the same Date of Issue, Duration and size.

We use separate cost of insurance rates for the Initial Face Amount and any increases in Face Amount. For the Initial Face Amount we use the rate for the Insured’s Rate Class on the Date of Issue. For each increase in Face Amount, we use the rate for the Insured’s Rate Class at the time of the increase. If the Unadjusted Death Benefit is calculated as the Accumulated Value times the specified percentage, we use the rate for the Rate Class for the Initial Face Amount for the amount of the Unadjusted Death Benefit in excess of the total Face Amount for Option A, and in excess of the total Face Amount plus the Accumulated Value for Option B.

Death Benefit added through the use of the additional protection benefit rider can offer a cost savings over base Policy Death Benefit because the current cost of insurance rates for the rider are less than or equal to the current cost of insurance rates for the base Policy. See the description of the rider under “Optional Benefits,” below.

We may also issue Policies on a guaranteed issue basis, where no medical underwriting is required prior to issuance of a Policy. Current cost of insurance rates for Policies issued on a guaranteed issue basis may be higher than current cost of insurance rates for healthy Insureds who undergo medical underwriting.

Rate Class. The Rate Class of the Insured will affect both the guaranteed and current cost of insurance rates. We currently place Insureds into the following Rate Classes:

  elite preferred nonsmoker,

  preferred nonsmoker,

  standard nonsmoker,

  preferred smoker,

  standard smoker,

  juvenile, and

  substandard.

Smoker and substandard classes reflect higher mortality risks. In an otherwise identical Policy, an Insured in an elite, preferred or standard class will have a lower cost of insurance rate than an Insured in a substandard class with higher mortality risks. Nonsmoking Insureds will generally incur lower cost of insurance rates than Insureds who are classified as smokers.

The nonsmoker designation is not available for Insureds under Attained Age 20. Shortly before an Insured attains age 20, we will notify the Insured about possible classification as a nonsmoker and direct the Insured to his or her agent to initiate a change in Rate Class. If the Insured qualifies as a nonsmoker, we will change the current cost of insurance rates to reflect the nonsmoker classification.

Current cost of insurance rates will also vary by Policy size, in the following bands:

  those with Face Amounts less than $250,000;

  those with Face Amounts between $250,000 and $999,999, inclusive; and

  those with Face Amounts of $1,000,000 and over.

Cost of insurance rates will be lower as the Policy size band is larger.

Monthly Administrative Charge. We deduct a Monthly Administrative Charge of $7.50 from the Accumulated Value on the Date of Issue and each Monthly Policy Date as part of the Monthly Deduction. In Texas and New York, the Monthly Administrative Charge may be increased, but is guaranteed never to exceed $7.50 plus $0.07 per $1,000 of Face Amount.

Optional Benefit Charges. The Monthly Deduction will include charges for any additional benefits added to the Policy. The monthly charges are specified in the applicable rider and are set forth in the “Fee Table” section above. The available riders are listed under “Optional Benefits”. We discuss the charges for certain of the riders below.

  The charge for the additional protection benefit rider equals the additional protection benefit amount added by the rider times a cost of insurance rate for the Insured.

  The charge for the guaranteed death benefit rider equals $0.01 per thousand of Face Amount.

  The charge for the no-lapse guarantee rider equals $0.05 per thousand of Face Amount.

  The charge for the accelerated care rider includes an amount per $1,000 of Net Amount at Risk and an amount per dollar of Monthly Deduction.

Separate Account Enhancement. We currently intend to reduce the Monthly Deductions starting in the eleventh Policy Year by an amount equal to 0.50% per annum of the Accumulated Value in the Separate Account. This enhancement is not guaranteed (except in New York and Texas), however. It will only be continued if our mortality and expense experience with the Policies justifies it. We may notify you before the commencement of the eleventh Policy Year that we intend to discontinue the enhancement.

Mortality and Expense Risk Charge

We deduct a daily Mortality and Expense Risk Charge from the Separate Account to compensate us for the mortality and expense risks we incur under the Policy at an annual rate of 0.90% (or a daily rate of .0024548%) of the average daily net assets of each subaccount of the Separate Account.

Withdrawal Charge

Although we do not currently assess such a change, we may assess on each Withdrawal a charge equal to the lesser of 2% of the Withdrawal amount and $25. If assessed, we will deduct this Withdrawal Charge from the Withdrawal amount. The Withdrawal charge is intended to reimburse us for administrative costs associated with processing a Withdrawal.

Transfer Charge

Currently, unlimited transfers are permitted among the subaccounts, or from the Separate Account to the General Account. Transfers from the General Account to the Separate Account are permitted within the limits described in “The General Account”, below. Currently there is no charge for any transfers. We have no present intention to impose a transfer charge in the foreseeable future. However, we may impose in the future a transfer charge of $25 on each transfer in excess of five transfers (12 transfers in New York) in any Policy Year. We may do this if the expense of administering transfers becomes burdensome.

If we impose a transfer charge in the future, we will deduct it from the amount being transferred. We would treat all transfers requested on the same Valuation Date as one transfer transaction. Any future transfer charge will not apply to transfers resulting from:

  Policy loans,

  the exercise of the transfer rights described under “Other Transfer Rights”, above the initial reallocation of account values from the Money Market Subaccount to other subaccounts and any transfers made pursuant to the Dollar Cost Averaging and Portfolio Rebalancing features.

The transfers listed above also will not count against the five or 12 free transfers in any Policy Year.

Projection Report Charge

We may impose a charge (not to exceed $25 for Policies issued in New York) for each projection report you request. This report will project future values and future Death Benefits for the Policy. We will notify you in advance of the amount of the charge. You may elect to pay the charge in advance. If not paid in advance, we will deduct this charge from the subaccounts of the Separate Account and/or the General Account in proportion to their Accumulated Values on the date of the deduction.

Other Charges

The Separate Account purchases shares of the portfolios at net asset value. The net asset value of those shares reflect management fees and expenses already deducted from the assets of the portfolios. Historical expense ratio information for the portfolios is presented in the “Fee Tables” section, above. More detailed information is contained in the portfolios’ prospectuses which accompany this prospectus.

We sell the Policies through registered representatives of broker dealers. These registered representatives are also appointed and licensed as our insurance agents. We pay commissions to the broker-dealers for selling the Policies. You do not directly pay these commissions. We do. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policies.

OPTIONAL BENEFITS

You may add additional benefits to your Policy by purchasing optional riders. Election of any of these riders involves an additional cost. The riders are subject to the restrictions and limitations set forth in the applicable Policy riders. The following riders are available under the Policy.

  Additional Protection Benefit Rider

  Guaranteed Death Benefit Rider

  No-Lapse Guarantee Rider

  Waiver of Monthly Deductions Rider

  Accidental Death Benefit Rider

  Guaranteed Insurability Option Rider

  Rider for Disability Benefit – Payment of Mission Costs

  Accelerated Care Rider

  Chronic Care Protection Rider

  Accelerated Benefit Rider

  Overloan Protection Rider

Any one of these riders may not be available in your states and the terms of the rider may vary by state. We describe certain of the riders below. More information about the riders is available from your agent and in the Statement of Additional Information.

Additional Protection Benefit

If this rider has been approved in your state, the additional protection benefit rider may be used to provide a Death Benefit in addition to the Death Benefit provided on the Insured by the base Policy.

We will issue this rider for Insureds from ages 0 to 85. This rider is available at issue, or after issue by submitting an application to us with evidence satisfactory to us of insurability. The additional protection benefit amount must be at least $25,000 (at least $5,000 for employee benefit plans), and cannot exceed three times the coverage of the base Policy (one times the coverage of the base Policy where you have elected the guaranteed death benefit rider).

As discussed under the “Death Benefit,” above, the base Policy’s Death Benefit will be the Unadjusted Death Benefit under the Death Benefit Option that is in effect at the time of death, increased by any additional benefits, and decreased by any outstanding Policy loan (including accrued interest) and any unpaid Monthly Deductions. The additional protection benefit modifies the Unadjusted Death Benefit under your base Policy so that:

Under Option A the Unadjusted Death Benefit will equal the greater of:

(a)	Face Amount of the base Policy plus the additional protection benefit amount; and
(b)	The Accumulated Value multiplied by the specified percentages.

The Unadjusted Death Benefit under Option B will equal the greater of:

(a)	Face Amount of the base Policy plus the additional protection benefit amount plus the Accumulated Value; and
(b)	The Accumulated Value multiplied by the specified percentages.

Decreases in coverage apply to coverage segments based on effective date in reverse chronological order. With respect to base coverage and additional protection benefit coverage with the same effective date, decreases will be performed against the additional protection benefit amount first.

Adding Death Benefit coverage to the Policy through the use of the additional protection benefit rider can offer a cost savings over adding coverage to the base Policy. Specifically, there is no Surrender Charge associated with this rider and the current cost of insurance rates associated with this rider are less than or equal to the current cost of insurance rates for the base Policy. However, except where a particular state has not yet approved National Life’s most current form of the rider, the Death Benefit coverage provided by the additional protection benefit rider may lapse during the first five Policy Years if on any Monthly Policy Date the Accumulated Value under the Policy is not sufficient to pay the Monthly Deduction due on that date, even if you have paid the Minimum Guarantee Premium and even if you have elected the guaranteed death benefit rider. In contrast, the coverage provided by the base Policy is guaranteed not to lapse during the first five Policy Years as long as you pay the Minimum Guarantee Premium. Furthermore, if the coverage provided by the rider lapses, it may not be reinstated, unlike the base coverage, unless required by a particular state’s law. The guaranteed cost of insurance rates associated with this rider are equal to the guaranteed cost of insurance rates for the base Policy.

There is no cash or loan value under the additional protection benefit, and the Additional Protection Death Benefit may decrease when the base Policy Death Benefit is increased due to the operation of federal tax requirements. It is possible that the amount of the Additional Protection Death Benefit may be zero if your base Policy Death Benefit increases enough.

The rider will not terminate if the Additional Protection Death Benefit becomes zero. The rider is not available if a no-lapse guarantee rider applies to the Policy.

Guaranteed Death Benefit

If you choose this rider, we will guarantee that the Policy will not lapse prior to the Insured’s Attained Age 70, or 20 years from the Date of Issue of the Policy, if longer, regardless of the Policy’s investment performance. To keep this rider in force, you must pay cumulative premiums greater than the Minimum Guarantee Premium from the Date of Issue. The Minimum Guarantee Premium for Policies with the guaranteed death benefit rider will be higher than for those without the guaranteed death benefit rider, all other things being equal. We will test the Policy monthly for this qualification, and if not met, we will send you a notice, and you will have 61 days from the date we mailed the notice to pay a premium sufficient to keep the rider in force. The premium required will be the Minimum Guarantee Premium from the Date of Issue, plus two times the Minimum Monthly Premium, minus premiums previously paid. The rider will be cancelled if a sufficient premium is not paid during that 61-day period. If cancelled, the rider cannot be reinstated.

Additional information relating to the guaranteed death benefit rider is provided in the Statement of Additional Information.

No-Lapse Guarantee

If you elect the no-lapse guarantee rider, we will guarantee that the Policy will not lapse as long as you meet the conditions of the rider. The no-lapse guarantee ensures that the Death Benefit will be payable as long as the rider is in force. An example of how the rider works is included after “Effect of Transfers out of General Account,” below.

Availability. This rider is available only at issue, for Issue Ages 0-85. This rider is not available with the guaranteed death benefit rider, and is currently not available with the additional protection benefit rider. Once elected, the rider may be cancelled at any time by sending written instructions to cancel the rider to National Life’s Home Office.

Condition to keeping the Rider in Force. In order to have the guarantee continue to apply, you must make at least a specified level of premium payments that are allocated to the Policy’s General Account.

When you elect the no-lapse guarantee rider, we will tell you the required level of premium payments that must be allocated to the General Account. We call this amount the cumulative monthly guarantee premium. We will check your Policy for this amount on the date we issue your Policy and on each Monthly Policy Date. If there have been sufficient premium payments allocated to the General Account, you then may allocate excess premium payments to the Separate Account.

Mechanics of the Rider. As described in your rider, the cumulative monthly guarantee premium is the accumulation to and including the current Monthly Policy Date, at an annual effective rate of 6%, of the Monthly Guarantee Premium in effect on each Monthly Policy Date since the Date of Issue. We will tell you what your initial Monthly Guarantee Premium is when we issue the rider. When we check your Policy for the cumulative monthly guarantee premium, we will compare your cumulative monthly guarantee premium to your Cumulative Monthly General Account Premium. Your cumulative monthly guarantee premium is the amount you allocate to the General Account with an adjustment for taxes (we provide more information about how we calculate the cumulative monthly premium in the Statement of Additional Information). To keep your rider in force, on each Monthly Policy Date, your cumulative monthly guarantee premium must at least equal the cumulative monthly general account premium.

Comparison to guaranteed death benefit rider. This no-lapse guarantee rider is not available simultaneously with the guaranteed death benefit rider. The no-lapse guarantee rider is similar to the guaranteed death benefit rider in that they both offer protection from Policy lapse during a specified guarantee period and require you to pay specified premiums to keep the rider in force. The riders are different in a few key areas as follows:

  The no-lapse guarantee rider requires that you maintain a minimum amount in the General Account to satisfy the conditions of the rider, after which you may allocate money to the subaccounts. The guaranteed death benefit rider does not place any restrictions on where money is allocated.

  The no-lapse guarantee rider provides a guarantee period for your whole life. The guaranteed death benefit rider guarantee period is to age 70 or 20 years from the Date of Issue if longer.

  The no-lapse guarantee rider requires that all Monthly Deductions be directed to the General Account. The guaranteed death benefit rider allows you to choose whether the Monthly Deductions will be deducted pro rata from all accounts or deducted from the Money Market Subaccount.

  The cost of the no-lapse guarantee rider is $0.05 per thousand of Face Amount per month, while the cost of the guaranteed death benefit rider is $0.01 per thousand of Face Amount per month.

Other Possible Products. Features similar to the no-lapse guarantee rider are available in other products that do not offer subaccount options, including National Life’s NLG120 policy. If you do not plan on funding the contract above the amount required to be allocated to the General Account, thereby making use of the subaccounts offered in VariTrak, then NLG120 or another non-variable universal life policy may be more cost effective for you.

Additional information relating to the no-lapse guarantee rider is provided in the Statement of Additional Information.

Accelerated Care Rider

We offer an optional accelerated care rider, under which we will make periodic partial prepayments to you of all or a portion of your Death Benefit, including any additional protection benefit amounts, if the Insured becomes “chronically ill”. A full description of the accelerated care rider is provided in the Statement of Additional Information.

Chronic Care Protection

We also offer an optional chronic care protection rider, which provides benefits to pay for expenses incurred by an Insured for qualified long-term care services beyond the date on which payments under an accelerated care rider would terminate because the entire Death Benefit of the Policy, including any additional protection benefit amounts, has been accelerated. A full description of the chronic care protection rider is also provided in the Statement of Additional Information.

Accelerated Benefit

This rider provides an accelerated Death Benefit prior to the death of the Insured in certain circumstances where a terminal illness or chronic illness creates a need for access to the Death Benefit. Accelerated Death Benefits paid under this rider are discounted. There is no cost for this rider. Again, a full description of the Accelerated Benefit rider is provided in the Statement of Additional Information.

Overloan Protection Rider

If you elect the overloan protection rider, we will guarantee that the Policy will not lapse if you meet the conditions to exercise and exercise the rider before the Policy lapses. There is no charge for electing the rider, but you will be charged if the rider is exercised. See Appendix C for more information about the rider.

Availability. This rider is available at any time at or after issue, but only with respect to Policies issued after the date this rider is first offered. This rider is available regardless of the other riders elected. Once elected, the rider may be cancelled on the Monthly Policy Date following receipt of a written request to terminate the rider by National Life’s Home Office.

Mechanics of the Rider. As described in your rider, the rider may be exercised if all the following conditions are met:

1. the Attained Age of the Insured is greater than or equal to 75; and

2.	the Policy to which the rider is attached has been in force for at least fifteen years from the Policy date of issue; and
3.	outstanding debt on the Policy must exceed the total Face Amount of the Policy; and
4.	the outstanding debt divided by the excess of the Accumulated Value over the Surrender Charge exceeds 0.95.

We will send you a notification when these conditions have been met. The rider must be exercised within sixty days of the date we mail notification. If it is not, the rider will terminate.

Other Effects of Exercise. All values from the Separate Account will be transferred to the General Account. No further transfers from the General Account to the Separate Account may be made. No additional premiums may be paid into the policy. Withdrawals will no longer be allowed. Monthly Deductions will cease. Any additional benefit riders whose monthly cost was included in the Monthly Deductions will terminate. The policy Death Benefit Options will be switched to Option A if Option B is in effect. No adjustments will be made to the policy Face Amount. No further change in Death Benefit Option will be permitted.

Other Possible Products. Features similar to the overloan protection rider are available in other products that do not offer subaccount options, including National Life’s Ultra policy. If you do not plan on funding the contract above the amount required to be allocated to the General Account, thereby making use of the subaccounts offered in VariTrak, then Ultra or another non-variable universal life policy may be more cost effective for you.

Termination. This rider will terminate on the earliest of:

  the date that your Policy terminates or matures (depending on the state of issue);

  60 days following our mailing of notification that the conditions for exercising this rider have been met; or

  the Monthly Policy Date following the receipt of your request to terminate this rider.

If the overloan protection rider is in force at the time your Policy lapses, you may reinstate the rider when you reinstate your Policy.

Tax matters. With the overloan protection rider, this Policy may be purchased with the intention of accumulating cash value on a tax-free basis for some period (such as, until retirement) and then periodically borrowing from the Policy without allowing the Policy to lapse. Anyone contemplating the purchase of the Policy with the intention of pursuing this strategy or otherwise exercising the “overloan protection” provided under the rider should be aware that, among other risks, it has not been ruled on by the IRS or the courts and it may be subject to challenge by the IRS, because it is possible that the loans will be treated as taxable distributions when the rider causes the Policy to convert into a fixed Policy. You should consult a tax advisor before exercising the Overloan Protection Rider.

Additional information relating to the overloan protection rider is provided in the Statement of Additional Information.

FEDERAL TAX CONSIDERATIONS

The following summary provides a general description of the Federal tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

Tax Status of the Policy

In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, National Life believes that a Policy issued on the basis of a standard rate class should satisfy the applicable requirements. There is less guidance, however, with respect to a policy issued on a substandard basis (i.e., a rate class involving higher than standard mortality risk) and it is not clear whether such a policy will in all cases satisfy the applicable requirements, particularly if the Owner pays the full amount of premiums permitted under the Policy. In addition, in the case of the accelerated death benefit rider, the accelerated care rider, or the Chronic Care rider, the tax qualification consequences of continuing the Policy after a distribution is made are unclear. If it is subsequently determined that a Policy does not satisfy the applicable requirements, National Life may take appropriate steps to bring the Policy into compliance with such requirements and National Life reserves the right to modify the policy as necessary in order to do so.

In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance does not address certain aspects of the policies, National Life believes that the owner of a policy should not be treated as the owner of the underlying assets. While National Life believes that the policy does not give Owners investment control over Separate Account assets, we reserve the right to modify the policy as necessary to prevent the Owner from being treated as the owner of the separate account assets supporting the Policy.

In addition, the Code requires that the investments of the Separate Account be “adequately diversified” in order for the policy to be treated as a life insurance contract for Federal income tax purposes. It is intended that the Separate Account, through the portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for Federal tax purposes.

Tax Treatment of Policy Benefits

In General. National Life believes that the death benefit under a Policy should generally be excludible from the gross income of the beneficiary. Federal, state and local estate, inheritance, transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. A tax advisor should be consulted on these consequences.

Depending on the circumstances, the exchange of a Policy, an increase or decrease of a Policy’s Face Amount, a change in the Policy’s Death Benefit Option (i.e., a change from Death Benefit Option A to Death Benefit Option B or vice versa, a Policy loan, a Withdrawal, a surrender, a change in ownership, or an assignment of the Policy) may have Federal income tax consequences. A tax advisor should be consulted before effecting any of these policy changes.

Generally, as long as you are not subject to the federal corporate Alternative Minimum Tax, you will not be deemed to be in constructive receipt of the Account Value, including increments thereof, until there is a distribution. The tax consequences of distributions from, and loans taken from or secured by a Policy depend upon whether the Policy is classified as a “Modified Endowment Contract”. Whether a Policy is or is not a Modified Endowment Contract, upon a complete surrender or lapse of a Policy or when benefits are paid at a Policy’s maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as “Modified Endowment Contracts” (“MECs”), with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policy as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. In general a policy will be classified as a MEC if the amount of premiums paid into the policy causes the policy to fail the “7-pay test.” A policy will fail the 7-pay test if at any time in the first seven policy years, the amount paid in the policy exceeds the sum of the level premiums that would have been paid at that point under a policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the policy during the first seven years, the 7-pay test will have to be reapplied as if the policy had originally been issued at the reduced face amount. If there is a “material change” in the policy’s benefits or other terms, the policy may have to be retested as if it were a newly issued policy. A material change may occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven policy years. To prevent your policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Owner should consult a tax advisor to determine whether a policy transaction will cause the Policy to be classified as a MEC.

Distributions Other Than Death Benefits from Modified Endowment Contracts. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

(1) All distributions other than death benefits from a Modified Endowment Contract, including distributions upon surrender and withdrawals, will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner’s investment in the Policy only after all gain has been distributed.

(2) Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

(3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59½ or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner’s beneficiary or designated beneficiary.

If a Policy becomes a modified endowment contract, all distributions that occur during the Policy Year in which the policy becomes a modified endowment contract and all subsequent distributions will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract may be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Owner’s investment in the policy and only after the recovery of all investment in the policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not classified as a Modified Endowment Contract are generally not treated as distributions. However, the tax consequences associated with loans (like preferred loans available under the Policy beginning in the 11th Policy Year) with little or no interest rate spread (e.g., wash loans) are less clear and a tax advisor should be consulted about such loans.

Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

Investment in the Policy. Your investment in the Policy is generally your aggregate premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans. In general, interest paid on any loan under a Policy will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

Overloan Protection Rider. Anyone contemplating the purchase of the Policy with the overloan protection rider should be aware that the tax consequences of the overloan protection rider have not been ruled on by the IRS or the courts and it is possible that the IRS could assert that the outstanding loan balance should be treated as a taxable distribution when the overloan protection rider causes the Policy to be converted into a fixed Policy. You should consult a tax adviser as to the tax risks associated with the overloan protection rider. See Appendix C for more information about the rider

Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Exchanges. Generally, there are no tax consequences when you exchange one life insurance policy for another, so long as the same person is being insured (a change of the insured is a taxable event). Paying additional premiums under the new policy may cause it to be treated as a modified endowment contract. The new policy may also lose any “grandfathering” privilege, where you would be exempt from certain legislative or regulatory changes made after your original policy was issued, if you exchange your policy. Distributions made as part of an exchange, or for a certain period before and after an exchange, may be treated as earnings regardless of the status of the Policy. You should consult with a tax advisor if you are considering exchanging any life insurance policy.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to a life insurance policy purchase. The Policy is not for sale outside of the U.S. Life Insurance Purchases by Residents of Puerto Rico. In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Multiple Policies. All Modified Endowment Contracts that are issued by National Life (or its affiliates) to the same Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Owner’s income when a taxable distribution occurs.

Business Uses of the Policy. Businesses can use the Policy in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses and the IRS has recently issued guidance regarding split dollar insurance. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

Employer-owned life insurance contracts. Pursuant to recently enacted section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such contact. It is the employer’s responsibility to verify the eligibility of the intended insured under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j). These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

Non-Individual Owners and Business Beneficiaries of Policies. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the Policy. In addition, if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

Split Dollar Arrangements. The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

Additionally, on July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the “Act”). The Act prohibits, with limited exceptions, publicly traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, because such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, as long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

Alternative Minimum Tax. There may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the Owner is subject to that tax.

Estate, Gift and Generation-Skipping Transfer Taxes. The transfer of the policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Owner’s estate for purposes of federal estate tax if the Insured owned the policy. If the Owner was not the Insured, the fair market value of the Policy would be included in the Owner’s estate upon the Owner’s death. The Policy would not be includable in the Insured’s estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of a life insurance Policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

Estate, Gift and Generation-Skipping Transfer Taxes in 2010. In 2001, Congress enacted the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”), which eliminated the estate tax (but not the gift tax) and replaced it with a carryover basis income tax regime for estates of decedents dying in 2010, and also eliminated the generation-skipping transfer tax for transfers made in 2010. Beginning in 2011, however, EGTRRA allowed the estate, gift and generation-skipping transfer taxes to return to their pre-EGTRRA form. Moreover, it is possible that Congress may enact legislation reinstating the estate and generation-skipping transfer taxes for 2010, possibly on a retroactive basis. The uncertainty as to future estate, gift and generation-skipping transfer taxes underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

Tax Consequences Associated with Accelerated Death Benefit, Accelerated Care and Chronic Care Protection Riders. For a discussion of the tax consequences associated with these riders, see the detailed discussion for each of these riders in the SAI.

Continuation Beyond Age 100. The tax consequences of continuing the Policy beyond the Insured’s 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the Insured’s 100th year.

Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain portfolios to foreign jurisdictions to the extent permitted under federal tax law.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

Possible Charges for National Life’s Taxes

At the present time, National Life makes no charge for any Federal, state or local taxes (other than the charge for state premium taxes and the DAC tax) that may be attributable to the subaccounts or to the policies. National Life reserves the right to charge the subaccounts for any future taxes or economic burden National Life may incur.

LEGAL MATTERS

National Life, like other life insurance companies, is involved in lawsuits, from time to time. Although we cannot predict the outcome of any litigation with certainty, National Life believes that at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on it or the Separate Account.

DISTRIBUTION OF THE POLICIES

We have entered into a distribution agreement with ESI, our affiliate, for the distribution and sale of the Policies. Pursuant to this agreement, ESI serves as principal underwriter for the Policies. ESI sells the Policies through its registered representatives. ESI has also entered into selling agreements with other broker-dealers who in turn sell and service the Policies through their registered representatives. ESI is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

All life insurance policies sold starting January 1, 2009 are required by state insurance laws to use the 2001 CSO Mortality Table instead of the 1980 CSO Mortality Table as the basis for maximum mortality charges. In addition, all applicable factors used to comply with IRC 7702 will be expected to be revised based on the new 2001 CSO Mortality Table. Therefore, VariTrak is no longer offered to new owners.

ESI’s registered representatives who sold the Policy are required to be registered with FINRA and with the states in which they do business at the same time of the sale. More information about ESI and its registered representatives is available at www.finra.org or by calling 1-800-289-9999. You also can obtain an investor brochure from FINRA through its BrokerCheck program.

National Life pays ESI commissions and other forms of compensation for sales of the Policies. The maximum commissions payable to ESI are: during the first Policy Year, 50% of the premiums paid up to a target amount

(which is a function of Face Amount, and which is used primarily to determine commission payments) and 3% of the premiums paid in excess of that amount; and for Policy Years 2 through 10, 4% of the premiums paid up to the target amount and 3% of premiums paid in excess of that amount. For Policy Year 11 and after, commissions payable to ESI will be 1.5% of all premiums paid. For premiums received in the year following an increase in Face Amount and attributable to the increase, the maximum commissions that National Life will pay to ESI will be 48.5% up to the target amount for the increase.

National Life general agents, who may also be registered as principals with ESI, also receive compensation on Policies sold through ESI registered representatives. National Life general agents may also receive fees from ESI relating to sales of the Policies by broker-dealers other than ESI, where the selling registered representative has a relationship with such general agent’s National Life agency; such compensation may be as much as 14% of the first year premium up to the target amount.

Most retail broker-dealers, other than ESI, will receive commissions during the first Policy Year of 85% of the premiums paid up to the target amount and 4% of the premiums paid in excess of that amount. In the case of a few retail broker-dealers, ESI has negotiated a higher commission of 90% of first year premiums up to the target amount. For Policy Years 2 through 10, the maximum commission will be 4% of the premiums paid. For Policy Year 11 and after, the commission will be 1.5% of all premiums paid. For premiums received in the year following an increase in Face Amount and attributable to the increase, the maximum commission will be 50% up to the target amount for the increase. A portion of the payments made to selling firms by ESI may be passed on to their registered representatives in accordance with their internal compensation arrangements. Those arrangements may also include other types of cash and non-cash compensation and other benefits. You may ask your registered representative for further information about what your registered representative and the selling broker-dealer which he or she works may receive in connection with your purchase of a Policy.

National Life may provide loans to unaffiliated broker-dealers, who in turn may provide loans to their registered representatives, to finance business development, and may then provide further loans or may forgive outstanding loans based on specified business criteria, including sales of the Policies, and measures of business quality.

From time to time we may offer specific sales incentives to selling broker-dealers. The selling broker-dealers, on their own accord, may pass through some or all of these incentives to their registered representatives. These incentives may take the form of cash bonuses for reaching certain sales levels or for attaining a high ranking among registered representatives based on sales levels. These incentive programs may also include sales of National Life’s or their affiliates’ other products. To the extent, if any, that such bonuses are attributable to the sale of variable products, including the Policies, such bonuses will be paid through the agent’s broker-dealer.

National Life, ESI and/or their affiliates may contribute amounts to various non-cash and cash incentives paid by ESI to its registered representatives the amounts of which may be based in whole or in part on the sales of the Policies, including (1) sponsoring educational programs, (2) contributing to sales contests and/or promotions in which participants receive prizes such as travel, merchandise, hardware and/or software; (3) paying for occasional meals, lodging and/or entertainment; (4) making cash payments in lieu of business expense reimbursements; (5) making loans and forgiving such loans and/or (6) health and welfare benefit programs.

Commissions and other incentives or payments described above are not charged directly to Policy owners or to the Separate Account. However, commissions and other incentives or payments described above are reflected in the fees and charges that you do pay directly or indirectly.

The DWS (with exception of the Small Cap Index Fund), Franklin Templeton (with exception of the Mutual Global Discovery Securities Fund and the U.S. Government Fund), Oppenheimer, T. Rowe Price (with exception of the Personal Strategy Balanced Fund), and Wells Fargo Funds offered in the Policies, and the Small Cap Growth Portfolio of Neuberger Berman Advisers Management Trust, make payments to ESI under their 12b-1 plans in consideration of services provided by ESI in selling or servicing shares of these funds. In each case these payments amount to 0.25% of Separate Account assets invested in the particular fund.

See “Distribution of the Policies” in the Statement of Additional Information for more information about compensation paid for the sale of the Policies.

OTHER POLICY PROVISIONS

Incontestability. The Policy will be incontestable after it has been in force during the Insured’s lifetime for two years from the Date of Issue (or such other date as required by state law). Similar incontestability will apply to an increase in Face Amount or reinstatement after it has been in force during the Insured’s lifetime for two years from its effective date.

Before such times, however, we may contest the validity of the Policy (or changes) based on material misstatements in the initial or any subsequent application.

Misstatement of Age and Sex. If the age or sex of the Insured at the Date of Issue has been misstated in the application, we will adjust the Accumulated Value of the Policy to be the amount that it would have been had the cost of insurance charges deducted been based on the correct age and sex, or as otherwise required by state law. The adjustment will take place on the Monthly Policy Date on or after the date on which we have proof to our satisfaction of the misstatement. If the Insured has died, we will adjust the Accumulated Value as of the last Monthly Policy Date prior to the Insured’s death; however, if the Accumulated Value is insufficient for that adjustment, the amount of the Unadjusted Death Benefit will also be adjusted.

FINANCIAL STATEMENTS

The financial statements of National Life and of the Separate Account are included in the Statement of Additional Information. The financial statements of National Life should be distinguished from the financial statements of the Separate Account and should be considered only as bearing upon National Life’s general financial strength and claims paying ability, and its ability to meet its obligations under the Policies. In addition to General Account allocations, General Account assets are used to pay benefits that exceed your Accumulated Value under the Policy. To the extent that National Life is required to pay you amounts in addition to your Accumulated Value under these General Account benefits, such amounts will come from General Account assets. You should be aware that National Life’s principal investments are in fixed-income securities, including corporate bonds, mortgage-backed securities, and commercial real estate mortgages. National Life and its affiliates enter into equity derivative contracts (futures and options) to hedge exposures embedded in our equity indexed insurance products. All of National Life’s General Account investments are exposed to various investment risks. National Life’s financial statements include a further discussion of risks inherent within general account investments.

Further, you should only consider NLV Financial’s financial statements as bearing on the ability of NLV Financial to meet its obligations under the keep well and pledge and security agreement.

GLOSSARY

Accumulated Value	The sum of the Policy’s values in the Separate Account and the General Account.

Attained Age	The Issue Age of the Insured plus the number of full Policy Years which have passed since the Date of Issue.

Beneficiary

The person(s) or entity(ies) designated to receive all or some of the Death Benefit when the Insured dies. The Beneficiary is designated in the application or if subsequently changed, as shown in the latest change filed with National Life. The interest of any Beneficiary who dies before the Insured shall vest in the Owner unless otherwise stated.

Cash Surrender Value	The Accumulated Value minus any applicable Surrender Charge, and minus any outstanding Policy loans and accrued interest on such loans.

Collateral	The portion of the Accumulated Value in the General Account which secures the amount of any Policy loan.

DAC Tax	A tax attributable to Specified Policy Acquisition Expenses under Internal Revenue Code Section 848.

Date of Issue

The date on which the Policy is issued, which is set forth in the Policy. It is used to determine Policy Years, policy months and Monthly Policy Dates, as well as to measure suicide and contestable periods.

Death Benefit

The Policy’s Unadjusted Death Benefit, plus any relevant additional benefits provided by a supplementary benefit rider, less any outstanding Policy loan and accrued interest, and less any unpaid Monthly Deductions.

Dollar Cost Averaging	Permits you to automatically transfer funds from the Money Market Subaccount to any other subaccounts on a monthly basis

Duration

The number of full years the insurance has been in force; for the Initial Face Amount, measured from the Date of Issue; for any increase in Face Amount, measured from the effective date of such increase.

Face Amount	The Initial Face Amount plus any increases in Face Amount and minus any decreases in Face Amount.

General Account	The account which holds the assets of National Life which are available to support its insurance and annuity obligations.

Grace Period

A 61-day period measured from the date on which notice of pending lapse is sent by National Life, during which the Policy will not lapse and insurance coverage continues. To prevent lapse, the Owner must during the Grace Period make a premium payment equal to the sum of any amount by which the past Monthly Deductions have been in excess of Cash Surrender Value, plus three times the Monthly Deduction due the date the Grace Period began.

Home Office	National Life’s Home Office at National Life Drive, Montpelier, Vermont 05604.

Initial Face Amount	The Face Amount of the Policy on the Date of Issue. The Face Amount may be increased or decreased after the first Policy Year.

Insured Issue Age	The person upon whose life the Policy is issued. The age of the Insured at his or her birthday nearest the Date of Issue. The Issue Age is stated in the Policy.

Minimum Face Amount	The Minimum Face Amount is generally $50,000. However, exceptions may be made in employee benefit plan cases.

Minimum Guarantee Premium

The sum of the Minimum Monthly Premiums in effect on each Monthly Policy Date since the Date of Issue (including the current month), plus all Withdrawals and outstanding Policy loans and accrued interest.

Minimum Initial Premium	The minimum premium required to issue a Policy. It is equal to the Minimum Monthly Premium.

Minimum Monthly Premium

The monthly amount used to determine the Minimum Guarantee Premium. This amount, which includes any substandard charges and any applicable rider charges, is determined separately for each Policy, based on the requested Initial Face Amount, and the Issue Age, sex and Rate Class of the Insured, and the Death Benefit option and any optional benefits selected. It is stated in each Policy.

Monthly Administrative Charge

A charge of $7.50 per month included in the Monthly Deduction, which is intended to reimburse National Life for ordinary administrative expenses. In Texas and New York, this charge may be increased, but will never exceed $7.50 plus $0.07 per $1,000 of Face Amount.

Monthly Deduction

The amount deducted from the Accumulated Value on each Monthly Policy Date. It includes the Monthly Administrative Charge, the cost of insurance charge, and the monthly cost of any benefits provided by riders.

Monthly Policy Date

The day in each calendar month which is the same day of the month as the Date of Issue, or the last day of any month having no such date, except that whenever the Monthly Policy Date would otherwise fall on a date other than a Valuation Day, the Monthly Policy Date will be deemed to be the next Valuation Day.

Net Amount at Risk	The amount by which the Unadjusted Death Benefit exceeds the Accumulated Value.

Net Premium Owner Planned Periodic Premium

The remainder of a premium after the deduction of the Premium Tax Charge.

The person(s) or entity(ies) entitled to exercise the rights granted in the Policy.

The premium amount which the Owner plans to pay at the frequency selected. The Owner may request a reminder notice and may change the amount of the Planned Periodic Premium. The Owner is not required to pay the designated amount.

Policy Anniversary Policy Year	The same day and month as the Date of Issue in each later year. A year that starts on the Date of Issue or on a Policy Anniversary.

Portfolio Rebalancing	Permits you to automatically rebalance the value in the subaccounts on a semi- annual basis, based on your premium allocation percentages in effect at the time of the rebalancing.

Premium Tax Charge	A charge deducted from each premium payment to cover the cost of state and local premium taxes, and the federal DAC Tax.

Rate Class

The classification of the Insured for cost of insurance purposes. The Rate Classes are: elite preferred nonsmoker; preferred nonsmoker; standard nonsmoker; preferred smoker; standard smoker; juvenile; and substandard.

Riders	Optional benefits that an Owner may elect to add to the Policy at an additional cost.

Separate Account Surrender Charge

National Variable Life Insurance Account.

The amount deducted from the Accumulated Value of the Policy upon lapse or surrender during the first 15 Policy Years or the first 15 years following an increase in coverage. The Surrender Charge is shown in the Policy.

Unadjusted Death Benefit

Under Option A, the greater of the Face Amount or the applicable percentage of the Accumulated Value on the date of death; under Option B, the greater of the Face Amount plus the Accumulated Value on the date of death, or the applicable percentage of the Accumulated Value on the date of death. The Death Benefit option is selected at time of application but may be later changed.

Valuation Day

Each day that the New York Stock Exchange is open for business other than the day after Thanksgiving and any day on which trading is restricted by directive of the SEC. Unless otherwise indicated, whenever under a Policy an event occurs or a transaction is to be effected on a day that is not a Valuation Date, it will be deemed to have occurred on the next Valuation Date. A Valuation Day ends at the close of regular trading of the New York Stock Exchange, usually 4:00 pm Eastern Time.

Valuation Period	The time between two successive Valuation Days. Each Valuation Period includes a Valuation Day and any non-Valuation Day or consecutive non- Valuation Days immediately preceding it.

Withdrawal

A payment made at the request of the Owner pursuant to the right in the Policy to withdraw a portion of the Cash Surrender Value of the Policy. If assessed, the Withdrawal Charge will be deducted from the Withdrawal Amount.

APPENDIX A

Illustration of Death Benefits, Accumulated Values and Cash Surrender Values

     The following tables illustrate how the Death Benefits, Accumulated Values and Cash Surrender Values of a Policy may change with the investment experience of the Separate Account. The tables show how the Death Benefits, Accumulated Values and Cash Surrender Values of a Policy issued to an Insured of a given age, sex and Rate Class would vary over time if the investment return on the assets held in each portfolio were a uniform, gross, annual rate of 0%, 6% and 8%. These gross rates of return do not include the deduction of the charges and expenses of the underlying Portfolios.

     The tables on pages A-2 to A-7 illustrate a Policy issued to a male Insured, Age 45 in the Preferred Nonsmoker Rate Class with a Face Amount of $250,000 and Planned Periodic Premiums of $3,000, paid at the beginning of each Policy Year. The Death Benefits, Accumulated Values and Cash Surrender Values would be lower if the Insured was in a standard nonsmoker, smoker or substandard class because the cost of insurance charges is higher for these classes. Also, the values would be different from those shown if the gross annual investment returns averaged 0%, 6% and 8% over a period of years, but fluctuated above and below those averages during individual Policy Years. The net annual rate of return shown in the tables is the gross annual rate reduced to reflect the average investment advisory fee and average operating expenses of the portfolios before reimbursement and the Mortality and Expense Risk Charge.

     The second column of the tables shows the amount to which the premiums would accumulate if an amount equal to those premiums were invested to earn interest, after taxes, at 5% compounded annually. The columns shown under the heading “Guaranteed” assume that throughout the life of the Policy, the monthly charge for cost of insurance is based on the maximum level permitted under the Policy (based on the 1980 CSO Smoker/Nonsmoker Table); the columns under the heading “Current” assume that throughout the life of the Policy, the monthly charge for cost of insurance is based on the current cost of insurance rate, and for Policy Years after year 10, an enhancement under which the Monthly Deductions are reduced by 0.50% per annum.

     The amounts shown in all tables reflect an averaging of certain other asset charges described below that may be assessed under the Policy, depending on how premiums are allocated. The total of the asset charges reflected in the Current and Guaranteed illustrations, including the Mortality and Expense Risk Charge of 0.96%, is 1.86%. This total charge is based on an assumption that an Owner allocates the Policy values equally among the Subaccounts of the Separate Account.

     These asset charges reflect an investment advisory fee of 0.66%, which represents a simple average of the fees incurred by the Portfolios during 2009, 0.06% for 12b-1 fees, which represents the simple average of the 12b-1 fees incurred by the Portfolios in 2009, and expenses of 0.23%, which is based on a simple average of the actual expenses incurred by the Portfolios during 2009. These expenses have not been adjusted to take into account expense reimbursement arrangements. If the reimbursement arrangements were reflected, the Accumulated Values and Cash Surrender Values of a Policy which allocates Policy values equally among the Subaccounts would be higher than those shown in the following tables. For information on portfolio expenses, see the prospectuses for the portfolios accompanying this prospectus.

     The tables also reflect the fact that no charges for Federal or state income taxes are currently made against the Separate Accounts. If such a charge is made in the future, it would take a higher gross annual rate of return to produce the same Policy values.

     The tables illustrate the Policy values that would result based upon the hypothetical investment rates of return if premiums are paid and allocated as indicated, no amounts are allocated to the General Account, and no Policy loans are made. The tables are also based on the assumption that the Owner has not requested an increase or decrease in the Face Amount, that no Withdrawals have been made and no transfers have been made in any Policy Year.

     Please note: Actual returns will fluctuate over time and likely will be both positive and negative. The actual values under the Policy could be significantly different from those shown even if actual returns averaged 0%, 6% and 12%, but fluctuated over and under those averages throughout the years shown. Depending on the timing and degree of fluctuation, the actual values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the Policy unless the owner pays more than the stated premium.

     Upon request, National Life will provide a comparable illustration based upon the proposed Insured’s Age and Rate Class, the Death Benefit Option, Face Amount, Planned Periodic Premiums and Riders requested.

NATIONAL LIFE

VARITRAK FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$250,000 FACE AMOUNT	MALE INSURED ISSUE AGE 45	STANDARD
DEATH BENEFIT OPTION A	ANNUAL PREMIUM $3,000	NONSMOKER

ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 0% (NET ANNUAL RATE OF RETURN -1.86%)

			Guaranteed			Current
	Premiums
	Accumulated
End of	at 5%		Cash			Cash
Policy	Interest	Accumulated	Surrender	Death	Accumulated	Surrender	Death
Year	Per Year	Value	Value	Benefit	Value	Value	Benefit

1	3,150	1,948	548	250,000	1,948	548	250,000
2	6,458	3,801	1,875	250,000	3,801	1,875	250,000
3	9,930	5,556	3,338	250,000	5,556	3,338	250,000
4	13,577	7,211	4,723	250,000	7,211	4,723	250,000
5	17,406	8,759	6,194	250,000	8,759	6,194	250,000

6	21,426	10,197	7,886	250,000	10,197	7,886	250,000
7	25,647	11,512	9,456	250,000	11,512	9,456	250,000
8	30,080	12,690	10,888	250,000	12,690	10,888	250,000
9	34,734	13,720	12,173	250,000	13,720	12,173	250,000
10	39,620	14,585	13,292	250,000	14,585	13,292	250,000

11	44,751	15,270	14,232	250,000	16,237	15,199	250,000
12	50,139	15,761	14,977	250,000	17,767	16,983	250,000
13	55,796	16,049	15,519	250,000	19,180	18,650	250,000
14	61,736	16,119	15,844	250,000	20,545	20,270	250,000
15	67,972	15,947	15,926	250,000	21,839	21,817	250,000

16	74,521	15,505	15,505	250,000	22,995	22,995	250,000
17	81,397	14,765	14,765	250,000	24,083	24,083	250,000
18	88,617	13,683	13,683	250,000	25,038	25,038	250,000
19	96,198	12,209	12,209	250,000	25,798	25,798	250,000
20	104,158	10,285	10,285	250,000	26,374	26,374	250,000

25	150,340				26,456	26,456	250,000

30	209,282				17,724	17,724	250,000

The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, accumulated value and cash surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 6% or 8% over a period of years, but also fluctuated above or below that average throughout individual policy years. The death benefit, accumulated value and cash surrender value would also be different from those shown, depending on the investment allocations made to the subaccounts of the separate account and the different rates of return of the subaccounts if the actual rates of investment return applicable to the policy averaged 0%, 6%, or 8%, but varied above or below that average for particular subaccounts. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

NATIONAL LIFE

VARITRAK FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$250,000 FACE AMOUNT			MALE INSURED ISSUE AGE 45				STANDARD
DEATH BENEFIT OPTION A			ANNUAL PREMIUM $3,000				NONSMOKER

ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 6%
(NET ANNUAL RATE OF RETURN 4.03%)

	Premiums		Guaranteed			Current
End of	Accumulated		Cash			Cash
Policy	at 5% Interest	Accumulated	Surrender	Death	Accumulated	Surrender	Death
Year	Per Year	Value	Value	Benefit	Value	Value	Benefit

1	3,150	2,091	691	250,000	2,091	691	250,000
2	6,458	4,205	2,279	250,000	4,205	2,279	250,000
3	9,930	6,341	4,122	250,000	6,341	4,122	250,000
4	13,577	8,494	6,006	250,000	8,494	6,006	250,000
5	17,406	10,659	8,094	250,000	10,659	8,094	250,000

6	21,426	12,832	10,521	250,000	12,832	10,521	250,000
7	25,647	14,998	12,941	250,000	14,998	12,941	250,000
8	30,080	17,142	15,340	250,000	17,142	15,340	250,000
9	34,734	19,251	17,704	250,000	19,251	17,704	250,000
10	39,620	21,306	20,013	250,000	21,306	20,013	250,000

11	44,751	23,290	22,251	250,000	24,296	23,257	250,000
12	50,139	25,184	24,399	250,000	27,329	26,544	250,000
13	55,796	26,975	26,445	250,000	30,412	29,882	250,000
14	61,736	28,647	28,371	250,000	33,617	33,342	250,000
15	67,972	30,168	30,147	250,000	36,927	36,906	250,000

16	74,521	31,508	31,508	250,000	40,286	40,286	250,000
17	81,397	32,630	32,630	250,000	43,760	43,760	250,000
18	88,617	33,488	33,488	250,000	47,300	47,300	250,000
19	96,198	34,020	34,020	250,000	50,850	50,850	250,000
20	104,158	34,162	34,162	250,000	54,428	54,428	250,000

25	150,340	26,491	26,491	250,000	72,909	72,909	250,000

30	209,282				89,829	89,829	250,000

The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, accumulated value and cash surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 6% or 8% over a period of years, but also fluctuated above or below that average throughout individual policy years. The death benefit, accumulated value and cash surrender value would also be different from those shown, depending on the investment allocations made to the subaccounts of the separate account and the different rates of return of the subaccounts if the actual rates of investment return applicable to the policy averaged 0%, 6%, or 8%, but varied above or below that average for particular subaccounts. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

NATIONAL LIFE
VARITRAK FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$250,000 FACE AMOUNT			MALE INSURED ISSUE AGE 45				STANDARD
DEATH BENEFIT OPTION A			ANNUAL PREMIUM $3,000				NONSMOKER

ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 8%
(NET ANNUAL RATE OF RETURN 5.99%)
			Guaranteed			Current
	Premiums
End of	Accumulated at		Cash			Cash
Policy	5% Interest	Accumulated	Surrender	Death	Accumulated	Surrender	Death
Year	Per Year	Value	Value	Benefit	Value	Value	Benefit

1	3,150	2,138	738	250,000	2,138	738	250,000
2	6,458	4,344	2,418	250,000	4,344	2,418	250,000
3	9,930	6,617	4,398	250,000	6,617	4,398	250,000
4	13,577	8,959	6,470	250,000	8,959	6,470	250,000
5	17,406	11,366	8,801	250,000	11,366	8,801	250,000

6	21,426	13,838	11,527	250,000	13,838	11,527	250,000
7	25,647	16,365	14,309	250,000	16,365	14,309	250,000
8	30,080	18,937	17,135	250,000	18,937	17,135	250,000
9	34,734	21,545	19,997	250,000	21,545	19,997	250,000
10	39,620	24,172	22,879	250,000	24,172	22,879	250,000

11	44,751	26,809	25,770	250,000	27,829	26,791	250,000
12	50,139	29,441	28,657	250,000	31,635	30,851	250,000
13	55,796	32,062	31,532	250,000	35,607	35,077	250,000
14	61,736	34,658	34,383	250,000	39,825	39,549	250,000
15	67,972	37,209	37,187	250,000	44,284	44,263	250,000

16	74,521	39,688	39,688	250,000	48,941	48,941	250,000
17	81,397	42,070	42,070	250,000	53,877	53,877	250,000
18	88,617	44,315	44,315	250,000	59,056	59,056	250,000
19	96,198	46,375	46,375	250,000	64,445	64,445	250,000
20	104,158	48,196	48,196	250,000	70,077	70,077	250,000

25	150,340	51,748	51,748	250,000	102,856	102,856	250,000

30	209,282	35,724	35,724	250,000	144,459	144,459	250,000

The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, accumulated value and cash surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 6% or 8% over a period of years, but also fluctuated above or below that average throughout individual policy years. The death benefit, accumulated value and cash surrender value would also be different from those shown, depending on the investment allocations made to the subaccounts of the separate account and the different rates of return of the subaccounts if the actual rates of investment return applicable to the policy averaged 0%, 6%, or 8%, but varied above or below that average for particular subaccounts. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

NATIONAL LIFE
VARITRAK FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$250,000 FACE
AMOUNT			MALE INSURED ISSUE AGE 45				STANDARD
DEATH BENEFIT
OPTION B			ANNUAL PREMIUM $4,000				NONSMOKER

ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 0%
(NET ANNUAL RATE OF RETURN -1.86%)

			Guaranteed			Current
	Premiums
End of	Accumulated		Cash			Cash
Policy	at 5% Interest	Accumulated	Surrender	Death	Accumulated	Surrender	Death
Year	Per Year	Value	Value	Benefit	Value	Value	Benefit

1	4,200	2,890	1,190	252,890	2,890	1,190	252,890
2	8,610	5,659	3,533	255,659	5,659	3,533	255,659
3	13,241	8,306	5,817	258,306	8,306	5,817	258,306
4	18,103	10,826	8,261	260,826	10,826	8,261	260,826
5	23,208	13,214	10,649	263,214	13,214	10,649	263,214

6	28,568	15,466	13,155	265,466	15,466	13,155	265,466
7	34,196	17,567	15,511	267,567	17,567	15,511	267,567
8	40,106	19,503	17,701	269,503	19,503	17,701	269,503
9	46,312	21,263	19,716	271,263	21,263	19,716	271,263
10	52,827	22,827	21,534	272,827	22,827	21,534	272,827

11	59,669	24,182	23,143	274,182	25,254	24,216	275,254
12	66,852	25,312	24,527	275,312	27,533	26,749	277,533
13	74,395	26,208	25,678	276,208	29,670	29,140	279,670
14	82,314	26,858	26,582	276,858	31,739	31,463	281,739
15	90,630	27,236	27,215	277,236	33,714	33,693	283,714

16	99,361	27,319	27,319	277,319	35,523	35,523	285,523
17	108,530	27,078	27,078	277,078	37,241	37,241	287,241
18	118,156	26,476	26,476	276,476	38,798	38,798	288,798
19	128,264	25,468	25,468	275,468	40,121	40,121	290,121
20	138,877	24,006	24,006	274,006	41,227	41,227	291,227

25	200,454	8,587	8,587	258,587	43,475	43,475	293,475

30	279,043				36,069	36,069	286,069

The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, accumulated value and cash surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 6% or 8% over a period of years, but also fluctuated above or below that average throughout individual policy years. The death benefit, accumulated value and cash surrender value would also be different from those shown, depending on the investment allocations made to the subaccounts of the separate account and the different rates of return of the subaccounts if the actual rates of investment return applicable to the policy averaged 0%, 6%, or 8%, but varied above or below that average for particular subaccounts. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

NATIONAL LIFE

VARITRAK FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$250,000 FACE AMOUNT	MALE INSURED ISSUE AGE 45	STANDARD
DEATH BENEFIT OPTION B	ANNUAL PREMIUM $4,000	NONSMOKER

ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 6% (NET ANNUAL RATE OF RETURN 4.03%)

	Premiums		Guaranteed			Current
End of	Accumulated		Cash			Cash
Policy	at 5% Interest	Accumulated	Surrender	Death	Accumulated	Surrender	Death
Year	Per Year	Value	Value	Benefit	Value	Value	Benefit

1	4,200	3,089	1,389	253,089	3,089	1,389	253,089
2	8,610	6,233	4,107	256,233	6,233	4,107	256,233
3	13,241	9,430	6,941	259,430	9,430	6,941	259,430
4	18,103	12,677	10,112	262,677	12,677	10,112	262,677
5	23,208	15,965	13,400	265,965	15,965	13,400	265,965

6	28,568	19,292	16,981	269,292	19,292	16,981	269,292
7	34,196	22,641	20,585	272,641	22,641	20,585	272,641
8	40,106	25,995	24,193	275,995	25,995	24,193	275,995
9	46,312	29,339	27,791	279,339	29,339	27,791	279,339
10	52,827	32,649	31,356	282,649	32,649	31,356	282,649

11	59,669	35,907	34,869	285,907	37,068	36,029	287,068
12	66,852	39,090	38,306	289,090	41,569	40,784	291,569
13	74,395	42,182	41,652	292,182	46,160	45,630	296,160
14	82,314	45,162	44,886	295,162	50,919	50,644	300,919
15	90,630	47,994	47,973	297,994	55,828	55,807	305,828

16	99,361	50,642	50,642	300,642	60,817	60,817	310,817
17	108,530	53,066	53,066	303,066	65,963	65,963	315,963
18	118,156	55,209	55,209	305,209	71,202	71,202	321,202
19	128,264	57,008	57,008	307,008	76,461	76,461	326,461
20	138,877	58,393	58,393	308,393	81,753	81,753	331,753

25	200,454	56,742	56,742	306,742	108,633	108,633	358,633

30	279,043	31,029	31,029	281,029	131,327	131,327	381,327

The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, accumulated value and cash surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 6% or 8% over a period of years, but also fluctuated above or below that average throughout individual policy years. The death benefit, accumulated value and cash surrender value would also be different from those shown, depending on the investment allocations made to the subaccounts of the separate account and the different rates of return of the subaccounts if the actual rates of investment return applicable to the policy averaged 0%, 6%, or 8%, but varied above or below that average for particular subaccounts. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

NATIONAL LIFE

VARITRAK FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$250,000 FACE AMOUNT			MALE INSURED ISSUE AGE 45			STANDARD
DEATH BENEFIT OPTION B			ANNUAL PREMIUM $4,000			NONSMOKER

		ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 8%
			(NET ANNUAL RATE OF RETURN 5.99%)

	Premiums		Guaranteed			Current
End of	Accumulated		Cash			Cash
Policy	at 5% Interest	Accumulated	Surrender	Death	Accumulated	Surrender	Death
Year	Per Year	Value	Value	Benefit	Value	Value	Benefit

1	4,200	3,155	1,455	253,155	3,155	1,455	253,155
2	8,610	6,429	4,303	256,429	6,429	4,303	256,429
3	13,241	9,825	7,337	259,825	9,825	7,337	259,825
4	18,103	13,345	10,780	263,345	13,345	10,780	263,345
5	23,208	16,986	14,421	266,986	16,986	14,421	266,986

6	28,568	20,749	18,439	270,749	20,749	18,439	270,749
7	34,196	24,625	22,569	274,625	24,625	22,569	274,625
8	40,106	28,602	26,800	278,602	28,602	26,800	278,602
9	46,312	32,671	31,123	282,671	32,671	31,123	282,671
10	52,827	36,813	35,520	286,813	36,813	35,520	286,813

11	59,669	41,016	39,978	291,016	42,212	41,173	292,212
12	66,852	45,263	44,479	295,263	47,843	47,059	297,843
13	74,395	49,542	49,012	299,542	53,725	53,195	303,725
14	82,314	53,839	53,564	303,839	59,951	59,675	309,951
15	90,630	58,123	58,102	308,123	66,514	66,492	316,514

16	99,361	62,363	62,363	312,363	73,360	73,360	323,360
17	108,530	66,521	66,521	316,521	80,583	80,583	330,583
18	118,156	70,548	70,548	320,548	88,133	88,133	338,133
19	128,264	74,381	74,381	324,381	95,956	95,956	345,956
20	138,877	77,952	77,952	327,952	104,080	104,080	354,080

25	200,454	89,492	89,492	339,492	149,830	149,830	399,830

30	279,043	80,154	80,154	330,154	201,195	201,195	451,195

The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, accumulated value and cash surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 6% or 8% over a period of years, but also fluctuated above or below that average throughout individual policy years. The death benefit, accumulated value and cash surrender value would also be different from those shown, depending on the investment allocations made to the subaccounts of the separate account and the different rates of return of the subaccounts if the actual rates of investment return applicable to the policy averaged 0%, 6%, or 8%, but varied above or below that average for particular subaccounts. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

APPENDIX B
Surrender Charge Target Premiums (“SCTP”) and Deferred Sales Charges (“DSC”)

(Annual rates per $1,000 of Face Amount)
Issue	Male				Female
Age	Nonsmoker		Smoker		Nonsmoker		Smoker
	SCTP	DSC	SCTP	DSC	SCTP	DSC	SCTP	DSC
0	2.85	1.43	2.85	1.43	2.24	1.12	2.24	1.12
1	2.78	1.39	2.78	1.39	2.20	1.10	2.20	1.10
2	2.87	1.44	2.87	1.44	2.27	1.14	2.27	1.14
3	2.97	1.49	2.97	1.49	2.35	1.18	2.35	1.18
4	3.08	1.54	3.08	1.54	2.43	1.22	2.43	1.22
5	3.19	1.60	3.19	1.60	2.52	1.26	2.52	1.26
6	3.32	1.66	3.32	1.66	2.61	1.31	2.61	1.31
7	3.45	1.73	3.45	1.73	2.71	1.36	2.71	1.36
8	3.59	1.80	3.59	1.80	2.82	1.41	2.82	1.41
9	3.74	1.87	3.74	1.87	2.93	1.47	2.93	1.47
10	3.90	1.95	3.90	1.95	3.05	1.53	3.05	1.53
11	4.08	2.04	4.08	2.04	3.17	1.59	3.17	1.59
12	4.25	2.13	4.25	2.13	3.31	1.66	3.31	1.66
13	4.44	2.22	4.44	2.22	3.45	1.73	3.45	1.73
14	4.63	2.32	4.63	2.32	3.59	1.80	3.59	1.80
15	4.82	2.41	4.82	2.41	3.74	1.87	3.74	1.87
16	5.01	2.51	5.01	2.51	3.90	1.95	3.90	1.95
17	5.21	2.61	5.21	2.61	4.06	2.03	4.06	2.03
18	5.40	2.70	5.40	2.70	4.23	2.12	4.23	2.12
19	5.61	2.81	5.61	2.81	4.41	2.21	4.41	2.21
20	5.18	2.59	6.89	3.45	4.36	2.18	5.19	2.60
21	5.37	2.69	7.15	3.58	4.54	2.27	5.41	2.71
22	5.58	2.79	7.43	3.72	4.73	2.37	5.65	2.83
23	5.80	2.90	7.73	3.87	4.94	2.47	5.90	2.95
24	6.04	3.02	8.05	4.03	5.15	2.58	6.16	3.08
25	6.29	3.15	8.39	4.20	5.38	2.69	6.43	3.22
26	6.56	3.28	8.76	4.38	5.62	2.81	6.73	3.37
27	6.85	3.43	9.16	4.58	5.87	2.94	7.04	3.52
28	7.16	3.58	9.58	4.79	6.14	3.07	7.36	3.68
29	7.49	3.75	10.04	5.02	6.42	3.21	7.70	3.85
30	7.84	3.92	10.52	5.26	6.71	3.36	8.07	4.04
31	8.21	4.11	11.04	5.52	7.03	3.52	8.45	4.23
32	8.61	4.31	11.59	5.80	7.36	3.68	8.85	4.43
33	9.03	4.52	12.17	6.09	7.71	3.86	9.28	4.64
34	9.47	4.74	12.79	6.40	8.08	4.04	9.73	4.87
35	9.95	4.98	13.44	6.72	8.47	4.24	10.21	5.11
36	10.45	5.23	14.14	7.07	8.88	4.44	10.71	5.36
37	10.98	5.49	14.88	7.44	9.32	4.66	11.24	5.62
38	11.54	5.77	15.66	7.83	9.77	4.89	11.80	5.90
39	12.14	6.07	16.49	8.25	10.26	5.13	12.38	6.19
40	12.77	6.39	17.36	8.68	10.77	5.39	12.99	6.50
41	13.43	6.72	18.28	9.14	11.30	5.65	13.63	6.82

B-1

Issue	Male				Female
Age	Nonsmoker		Smoker		Nonsmoker		Smoker
	SCTP	DSC	SCTP	DSC	SCTP	DSC	SCTP	DSC
42	14.14	7.07	19.26	9.63	11.86	5.93	14.30	7.15
43	14.89	7.45	20.28	10.14	12.45	6.23	14.99	7.50
44	15.68	7.84	21.37	10.69	13.07	6.54	15.72	7.86
45	16.52	8.26	22.51	11.26	13.73	6.87	16.49	8.25
46	17.42	8.71	23.72	11.86	14.43	7.22	17.29	8.65
47	18.37	9.19	25.00	12.50	15.16	7.58	18.14	9.07
48	19.38	9.69	26.35	13.18	15.94	7.97	19.03	9.52
49	20.46	10.23	27.79	13.90	16.77	8.39	19.98	9.99
50	21.61	10.81	29.32	14.66	17.65	8.83	20.97	10.49
51	22.83	11.42	30.94	15.47	18.57	9.29	22.02	11.01
52	24.14	12.07	32.65	16.33	19.56	9.78	23.13	11.57
53	25.53	12.77	34.48	17.24	20.61	10.31	24.30	12.15
54	27.02	13.51	36.40	18.20	21.72	10.86	25.54	12.77
55	28.60	14.30	38.44	19.22	22.90	11.45	26.84	13.42
56	30.29	15.15	40.59	20.30	24.15	12.08	28.23	14.12
57	32.08	16.04	42.87	21.44	25.49	12.75	29.70	14.85
58	34.01	17.01	45.29	22.65	26.92	13.46	31.26	15.63
59	36.07	18.04	47.85	23.93	28.46	14.23	32.95	16.48
60	38.27	19.14	50.59	25.30	30.12	15.06	34.77	17.39
61	40.63	20.32	53.51	26.76	31.91	15.96	36.73	18.37
62	43.16	21.58	56.62	28.31	33.85	16.93	38.84	19.42
63	45.88	22.94	59.92	29.96	35.92	17.96	41.11	20.56
64	48.78	24.39	63.42	31.71	38.15	19.08	43.53	21.77
65	51.89	25.95	67.11	33.56	40.54	20.27	46.11	23.06
66	55.21	27.61	71.01	35.51	43.09	21.55	48.84	24.42
67	58.77	29.39	75.13	37.57	45.84	22.92	51.77	25.89
68	62.59	31.30	79.52	37.75	48.81	24.41	54.92	27.46
69	66.71	33.36	84.20	37.75	52.04	26.02	58.36	29.18
70	71.16	35.58	89.20	37.75	55.57	27.79	62.10	31.05
71	75.96	36.00	94.56	37.75	59.43	29.72	66.20	33.10
72	81.04	36.00	100.28	37.75	63.65	31.83	70.68	35.00
73	86.57	36.00	106.35	37.75	68.25	34.00	75.53	35.00
74	92.47	36.00	112.74	37.75	73.23	34.00	80.75	35.00
75	98.73	36.00	119.44	37.75	78.61	34.00	86.34	35.00
76	105.38	36.00	126.39	37.75	84.42	34.00	92.32	35.00
77	112.45	36.00	133.62	37.75	90.68	34.00	98.70	35.00
78	120.00	36.00	141.17	37.75	97.47	34.00	105.57	35.00
79	128.12	36.00	149.15	37.75	104.88	34.00	113.00	35.00
80	136.88	36.00	157.63	37.75	112.98	34.00	121.09	35.00
81	146.36	36.00	166.67	37.75	121.85	34.00	129.91	35.00
82	156.57	36.00	176.28	37.75	131.55	34.00	139.51	35.00
83	167.52	36.00	186.39	37.75	142.10	34.00	149.91	35.00
84	179.12	36.00	196.88	37.75	153.50	34.00	161.12	35.00
85	191.34	36.00	207.71	37.75	165.78	34.00	172.98	35.00

Unisex policies will have Surrender Charge target premiums and maximum deferred sales charges that are higher than those for females above but lower than those for males.

B-2

		APPENDIX C
		Overloan Protection Rider
Exhibit I
Male, Nonsmoker, Attained Age = 75, Option
A Death Benefit		20 Year Projection after Overloan Protection Rider Exercise
		Crediting rate on unloaned Accumulated
Form 7206(0395)		Value			7%
		Variable Loan Rate			6%
						End of Year	End of
Policy Values before					End of Year	Cash	Year
Overloan Protection Rider			Attained	End of	Outstanding	Surrender	Death
exercise:		Year	Age	Year AV	Loan	Value	Benefit
		1	75	102,279	101,230	1,049	107,393
Face Amount	$ 75,000	2	76	108,426	107,304	1,122	113,847
Accumulated Value	$ 100,000	3	77	114,943	113,742	1,201	120,690
GPT Corridor Factor	1.05	4	78	121,851	120,567	1,285	127,944
Death Benefit	$ 105,000	5	79	129,175	127,801	1,375	135,634
Outstanding Loan	$ 95,500	6	80	136,939	135,469	1,471	143,786
		7	81	145,170	143,597	1,574	152,429
Exercise Charge Percentage	3.52%	8	82	153,896	152,212	1,684	161,591
Exercise Charge	3,520	9	83	163,147	161,345	1,802	171,304
		10	84	172,954	171,026	1,928	181,601
Policy Values after
Overloan Protection Rider
exercise:		11	85	183,350	181,288	2,063	192,518
Face Amount	$ 75,000	12	86	194,372	192,165	2,207	204,091
Accumulated Value	$ 96,480	13	87	206,056	203,695	2,362	216,359
GPT Corridor Factor	1.05	14	88	218,443	215,916	2,527	229,365
Death Benefit	$ 101,304	15	89	231,575	228,871	2,704	243,154
Outstanding Loan	$ 95,500	16	90	245,497	242,604	2,893	257,772
		17	91	260,255	257,160	3,096	273,268
		18	92	275,902	272,589	3,312	289,697
		19	93	292,489	288,945	3,544	307,113
		20	94	310,074	306,281	3,792	325,577

C-1

Exhibit II
Male Nonsmoker/Female Nonsmoker, Attained Age = 75/75, Option
A Death Benefit			20 Year Projection after Overloan Protection Rider Exercise
Crediting rate on unloaned Accumulated
Form 7207(0395)		Value			7%
		Variable Loan Rate			6%

						End of Year
Policy Values before					End of Year	Cash	End of
Overloan Protection			Attained	End of	Outstanding	Surrender	Year Death
Rider exercise:		Year	Age	Year AV	Loan	Value	Benefit
		1	75	102,824	101,230	1,594	107,966
Face Amount	$ 75,000	2	76	109,010	107,304	1,706	114,460
Accumulated Value	$ 100,000	3	77	115,567	113,742	1,825	121,346
GPT Corridor Factor	1.05	4	78	122,520	120,567	1,953	128,646
Death Benefit	$ 105,000	5	79	129,890	127,801	2,090	136,385
Outstanding Loan	$ 95,500	6	80	137,705	135,469	2,236	144,590
		7	81	145,989	143,597	2,393	153,289
Exercise Charge
Percentage	3.01%	8	82	154,773	152,212	2,560	162,511
Exercise Charge	3,010	9	83	164,085	161,345	2,739	172,289
		10	84	173,957	171,026	2,931	182,655
Policy Values after
Overloan Protection
Rider exercise:		11	85	184,424	181,288	3,136	193,645
Face Amount	$ 75,000	12	86	195,521	192,165	3,356	205,297
Accumulated Value	$ 96,990	13	87	207,285	203,695	3,591	217,650
GPT Corridor Factor	1.05	14	88	219,758	215,916	3,842	230,746
Death Benefit	$ 101,840	15	89	232,982	228,871	4,111	244,631
Outstanding Loan	$ 95,500	16	90	247,002	242,604	4,399	259,352
		17	91	261,866	257,160	4,707	274,960
		18	92	277,625	272,589	5,036	291,507
		19	93	294,333	288,945	5,389	309,050
		20	94	312,047	306,281	5,766	327,650

C-2

APPENDIX D

Statement of Additional Information Table of Contents

Page #
National Life Insurance Company	1
National Variable Life Insurance Account	1
The Portfolios	1
Premiums	2
Distribution Of The Policies	3
Terms Of Underlying Portfolio Participation Agreements	3
Underwriting Procedures	4
Increases In Face Amount	5
Other Policy Provisions	5
Automated Fund Transfer Features	8
Portfolio Rebalancing	8
Optional Benefits	9
Policies Issued In Conjunction With Employee Benefit Plans	18
Special Rules For Employee Benefit Plans	19
Legal Developments Regarding Unisex Actuarial Tables	19
Policy Reports	19
Records	20
Legal Matters	20
Experts	20
Financial Statements	20

D-1

Statement of Additional Information

The Statement of Additional Information contains further information about the Policies and is incorporated by reference (legally considered to be part of this prospectus). A table of contents for the Statement of Additional Information is on the last page of this prospectus. You may request a free copy by writing to National Life Insurance Company, National Life Drive, Montpelier, Vermont 05604 or by calling 1-800-732-8939. Please contact your registered representative or National Life if you have any questions or would like to request other information about the Policies such as personalized illustrations of an Insured’s Death Benefit, Cash Surrender Value and Policy Values.

The Statement of Additional Information is also available at National Life’s website at www.nationallife.com. Information about the Policy (including the Statement of Additional Information) can also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the public reference room. This information is also available on the SEC’s Internet site at http://www.sec.gov, and copies may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC, 100 F Street, NE, Washington, D.C. 20549.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with information that is different.

Investment Company Act of 1940 File No. 811-09044

NATIONAL LIFE INSURANCE COMPANY

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

VARITRAK VARIABLE UNIVERSAL LIFE INSURANCE POLICY

STATEMENT OF ADDITIONAL INFORMATION

OFFERED BY NATIONAL LIFE INSURANCE COMPANY National Life Drive Montpelier, Vermont 05604

This Statement of Additional Information expands upon subjects discussed in the current prospectus for the VariTrak Variable Universal Life Insurance Policy (“Policy”) offered by National Life Insurance Company. You may obtain a copy of the prospectus dated May 1, 2010 by calling 1-800-732-8939, by writing to National Life Insurance Company, One National Life Drive, Montpelier, Vermont 05604, by accessing National Life’s website at http://www.nationallife.com, or by accessing the SEC’s website at http://www.sec.gov. Definitions of terms used in the current prospectus for the Policy are incorporated in this Statement of Additional Information.

This Statement of Additional Information is not a prospectus and should be read only in conjunction with the prospectus for the Policy.

Dated May 1, 2010

TABLE OF CONTENTS

NATIONAL LIFE INSURANCE COMPANY	1
NATIONAL VARIABLE LIFE INSURANCE ACCOUNT	1
THE PORTFOLIOS	1
PREMIUMS	2
CONTRACTUAL ARRANGEMENTS BETWEEN NATIONAL LIFE AND THE FUNDS’ INVESTMENT
ADVISORS OR DISTRIBUTORS	2
THESE ARRANGEMENTS MAY CHANGE FROM TIME TO TIME, AND MAY INCLUDE MORE FUNDS IN
THE FUTURE	3
DISTRIBUTION OF THE POLICIES	3
TERMS OF UNDERLYING PORTFOLIO PARTICIPATION AGREEMENTS	3
UNDERWRITING PROCEDURES	4
INCREASES IN FACE AMOUNT	5
OTHER POLICY PROVISIONS	5
AUTOMATED FUND TRANSFER FEATURES	8
OPTIONAL BENEFITS	9
POLICIES ISSUED IN CONJUNCTION WITH EMPLOYEE BENEFIT PLANS	18
SPECIAL RULES FOR EMPLOYEE BENEFIT PLANS	19
LEGAL DEVELOPMENTS REGARDING UNISEX ACTUARIAL TABLES	19
POLICY REPORTS	19
RECORDS	20
LEGAL MATTERS	20
EXPERTS	20
FINANCIAL STATEMENTS	20

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NATIONAL LIFE INSURANCE COMPANY

National Life Insurance Company (“National Life,” “we,” “our,” or “us”) is the insurance company that issues the Policy. National Life is authorized to conduct a life insurance and annuity business in all 50 states and the District of Columbia. It was originally chartered as a mutual life insurance company in 1848. It is now a stock life insurance company. All of its outstanding stock is directly owned by NLV Financial Corporation (“NLV Financial”), the parent company of National Life, and indirectly owned by National Life Holding Company, a mutual insurance holding company established under Vermont law on January 1, 1999. As discussed below, National Life has entered into a keep well agreement and a pledge and security agreement with NLV Financial, each dated January 1, 1999, under which NLV Financial agrees to maintain National Life’s capital at a certain level and to pledge its assets to secure its obligations under the keep well agreement. All policyholders of National Life, including all the Owners of the Policies, are voting members of National Life Holding Company.

On January 1, 1999, National Life entered into a keep well agreement and a pledge and security agreement with NLV Financial. Under the agreements, NLV Financial agreed to maintain National Life’s total adjusted capital at the authorized control level and to grant National Life an unperfected pledge of all of its assets. As of September 30, 2009, National Life’s total adjusted capital of $1,157.5 million exceeded the authorized control level set forth in the keep well agreement. The keep well agreement may terminate by written agreement between National Life and NLV Financial, upon the demutualization of National Life Holding Company, or by operation of law; provided, however, the agreement shall not terminate by operation of law upon the commencement of any insolvency or bankruptcy proceeding under state or federal law. In addition, the keep well agreement provides that the agreement is not a direct or indirect guarantee by NLV Financial to any person of the payment or satisfaction of any debt or obligation of National Life or any of its subsidiaries to any such person.

Under the pledge and security agreement, NLV Financial pledges its assets to secure its obligations under the keep well agreement. If National Life receives a “Perfection Notice” from the Vermont Commissioner of Banking, Insurance, Securities and Health Care Administration, National Life must perfect the pledge against NLV Financial. The pledge and security agreement terminates upon the termination of the keep well agreement.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

National Variable Life Insurance Account (the “Separate Account”) was established by National Life on February 1, 1985. It is a separate investment account to which we allocate assets to support the benefits payable under the Policies, other policies we currently issue, and other variable life insurance policies we may issue in the future. The Separate Account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, and qualifies as a “separate account” within the meaning of the federal securities laws. Such registration does not involve any supervision of the management or investment practices or policies of the Separate Account by the SEC.

National Life acts as custodian for the National Variable Life Insurance Account. Additional protection for the assets of the National Variable Life Insurance Account is provided by a blanket fidelity bond issued by St. Paul Fire & Marine Insurance Company providing coverage of $30,000,000 in the aggregate and $15,000,000 per occurrence (subject to a $250,000 deductible) for all officers and employees of National Life.

The independent registered public accounting firm for the Separate Account is PricewaterhouseCoopers LLP. This firm annually performs an audit on the financial statements of the Separate Account, and provides a report to the Board of Directors of National Life. PricewaterhouseCoopers LLP also acts as the independent public accountants for National Life.

THE PORTFOLIOS

The portfolios invested in by the Separate Account are part of mutual funds registered with the SEC as open-end investment companies. You should know that such registration does not involve supervision of the management or investment practices of the portfolios by the SEC.

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PREMIUMS

Term Policy Conversions. We offer a one time credit on conversions of eligible National Life term insurance policies to a VariTrak Policy. If the term policy being converted has been in force for at least twelve months, the amount of the credit is 12% of a target amount used to determine commission payments. If the term policy being converted has been in force for less than twelve months, the credit will be prorated based on the number of months the term policy has been outstanding at the time of conversion. For GRT term policies, the credit will be 18% of the target amount used to determine commission payments if the GRT term policy has been in force for at least two years but not more than five years. For GRT term policies in force for less than two years, the credit is 0.5% per month for each month in the first year, and 1.0% per month for each month in the second year. For GRT policies in force more than five years, the credit decreases from 18% by 0.5% for each month beyond five years, until it becomes zero at the end of year eight.

The amount of the credit will be added to the initial premium payment, if any, you pay and will be treated as part of the Initial Premium for the Policy. Thus, the credit will be included in premium payments for purposes of calculating and deducting the Premium Tax Charge. If you surrender your Policy, we will not recapture the credit. We will not include the amount of the credit for purposes of calculating agent compensation for the sale of the Policy.

Credit to Home Office Employees. We also offer a one time credit to Home Office employees who purchase a VariTrak Policy, as both Owner and Insured. This one time credit is calculated differently from the credit described above; in particular, the amount of the credit will be 50% of the target premium used in the calculation of commissions on the Policy. Otherwise, the credit will be treated in the same manner as the credit described above.

CONTRACTUAL ARRANGEMENTS BETWEEN NATIONAL LIFE AND

THE FUNDS’ INVESTMENT ADVISORS OR DISTRIBUTORS

We have entered into or may enter into agreements pursuant to which the Funds’ advisor or distributor or an affiliate pays us a fee, which may differ, based upon an annual percentage of the average net asset amount we invest on behalf of the Variable Account and our other separate accounts for administration and other services. Equity Services, Inc. (“ESI”) has also entered into agreements pursuant to which the Funds’ distributor pays ESI a fee, which may differ, based upon an annual percentage of average net asset amount we invest on behalf of the Variable Account and our other separate accounts for distribution and other services. The amount of this compensation with respect to the Contract during 2009, which is based upon the indicated percentages of assets of each Fund attributable to the Contract, is shown below:

Portfolios of the	% of Assets	Revenues Received By
		National Life During 2009*
AIM Variable Insurance Funds Series (Invesco Variable
Insurance Funds)	0.25%	$ 6,615.59
The Alger Portfolios	0.10%	17,012.75
The AllianceBernstein Variable Product Series Fund, Inc.	0.10%[1]	.00
American Century Variable Portfolios, Inc.	0.25%[2]	34,267.09
Dreyfus Variable Investment Fund and
Dreyfus Socially Responsible Growth Fund, Inc.	0.20%	2,005.07
DWS Variable Series II	0.10%[3]	8,821.21
Fidelity® Variable Insurance Products Fund	0.10%[4]	57,605.00
Franklin Templeton Variable Insurance Products Trust	0.35%[5]	13,628.94
JPMorgan Insurance Trust	0.20%	5,489.47
Neuberger Berman Advisers Management Trust	0.15%[6]	11,326.81
Oppenheimer Variable Account Funds	0.25%	.00
T. Rowe Price Equity Series, Inc.	0.25%[7]	14,289.78
Van Eck VIP Trust	0.20%	2,866.26
Wells Fargo Variable Trust	0.25%	15,693.89

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*Note: Revenues received by National Life during 2009 includes revenues received in 2009 for services rendered in 2008. 1 0.05% with respect to the Small Mid Cap Value Portfolio.

2 0.10% on the VP Inflation Protection Fund.

3 Includes 0.25% payable under the Fund’s 12b-1 Plan. 4 0.05% with respect to the Index 500 Portfolio.

5 Includes 0.25% payable under the Fund’s 12b-1 Plan.

6 The Small Cap Growth Portfolio offers only an S-Series class, which has a 0.25% 12b-1 fee which is also paid to ESI.

7 The 0.25% payment shown in the table is payable under the Fund’s 12b-1 plan. In addition, the Fund’s adviser will pay to National Life for administrative services an amount equal to 0.15% of the amount, if any, by which the shares held by National Life separate accounts exceed $25 million.

These arrangements may change from time to time, and may include more Funds in the future.

DISTRIBUTION OF THE POLICIES

Equity Services, Inc. (“ESI”) is responsible for distributing the Policies pursuant to a distribution agreement with us. ESI serves as principal underwriter for the Policies. ESI, a Vermont corporation and an affiliate of National Life, is located at One National Life Drive, Montpelier, Vermont 05604.

Effective January 1, 2009 VariTrak was no longer offered for sale to new owners.

We pay commissions to ESI for sales of the Policies. In addition, to promote sales of the Policies and consistent with NASD Conduct Rules and FINRA rules, each administered by FINRA, National Life, ESI and/or their affiliates may contribute amounts to various non-cash and cash incentives to be paid by ESI to its registered representatives the amounts of which may be based in whole or in part on the sales of the Policies, including (1) contributing to educational programs; (2) sponsoring sales contests and/or promotions in which participants receive prizes such as travel, merchandise, hardware and/or software; (3) paying for occasional meals, lodging and/or entertainment; and/or (4) making cash payments in lieu of business expense reimbursements; (5) making loans and forgiving such loans and/or (6) health and welfare benefit programs.

Commissions paid on the Policy, as well as other incentives or payments, are not charged directly to the Policy Owners or the Separate Account. However, commissions and other sales expenses are reflected in the fees and charges that a Policy Owner pays directly or indirectly.

ESI received underwriting commissions in connection with the Policies in the following amounts during the periods indicated:

		Aggregate Amount of Commissions Retained by ESI
	Aggregate Amount of	After Payments to its Registered Persons and Other
Fiscal Year	Commissions Paid to ESI*	Broker-Dealers
2007	$4,016,690	$0
2008	$2,659,670	$0
2009	$1,668,644	$0

* Includes sales compensation paid to registered persons of ESI.

ESI passes through commissions it receives and does not retain any override as distributor for the Policies.

From time to time National Life, in conjunction with ESI, may conduct special sales programs.

TERMS OF UNDERLYING PORTFOLIO PARTICIPATION AGREEMENTS

The participation agreements under which the Funds sell their shares to subaccounts of the Separate Account contain varying termination provisions. In general, each party may terminate at its option with specified advance written notice, and may also terminate in the event of specific regulatory or business developments.

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Should an agreement between National Life and a Fund terminate, the subaccounts which invest in that Fund may not be able to purchase additional shares of such Fund. In that event, you will no longer be able to transfer Accumulated Values or allocate Net Premiums to subaccounts investing in Portfolios of such Fund.

Additionally, in certain circumstances, it is possible that a Fund or a Portfolio of a Fund may refuse to sell its shares to a subaccount despite the fact that the participation agreement between the Fund and us has not been terminated. Should a Fund or Portfolio of such Fund decide not to sell its shares to us, we will not be able to honor your requests to allocate cash values or Net Premiums to subaccounts investing in shares of that Fund or Portfolio.

The Funds are available to registered separate accounts of insurance companies, other than National Life, offering variable annuity contracts and variable life insurance policies or qualified retirement plans, or to certain pension or retirement plans qualifying under Section 401 of the Internal Revenue Code. As a result, there is a possibility that a material conflict may arise as a result of such “mixed and shared” investing. That is, it is possible that a material conflict could arise between the interests of Owners with Accumulated Value allocated to the Separate Account and the owners of life insurance policies, variable annuity contracts, or of certain retirement or pension plans issued by such other companies whose values are allocated to one or more other separate accounts investing in any one of the Funds.

In the event of a material conflict, we will take any necessary steps, including removing the Separate Account from that Fund, to resolve the matter. The Board of Directors or Trustees of the Funds intend to monitor events in order to identify any material conflicts that possibly may arise and to determine what action, if any, should be taken in response to those events or conflicts. See the individual Fund prospectuses for more information.

UNDERWRITING PROCEDURES

In most cases we will perform an evaluation of a proposed Insured’s health and other mortality risk factors before issuing a Policy. This process is often referred to as “underwriting”. We will request that a number of questions about the proposed Insured be answered on the application for a Policy, and we may require a telephone conference, certain medical tests, and/or a medical examination. When we have evaluated all the necessary information, we will place a proposed Insured into one of the following Rate Classes:

  elite preferred nonsmoker;

  preferred nonsmoker;

  standard nonsmoker;

  preferred smoker;

  standard smoker;

  juvenile and

  substandard.

The Rate Class into which an Insured is placed will affect both the guaranteed and the current cost of insurance rates. Smoker and substandard classes reflect higher mortality risks. In an otherwise identical Policy, an Insured in an elite, preferred or standard class will have a lower Cost of Insurance Charge than an Insured in a substandard class with higher mortality risks. Nonsmoking Insureds will generally incur lower cost of insurance rates than Insureds who are classified as smokers.

We may also issue Policies on a guaranteed issue basis, where no medical underwriting is required prior to issuance of a Policy. Current cost of insurance rates for Policies issued on a guaranteed issue basis may be higher than current cost of insurance rates for healthy Insureds who undergo medical underwriting.

The guaranteed maximum cost of insurance rates will be set forth in your Policy, and will depend on:

  the Insured’s Attained Age;

  the Insured’s sex;

  the Insured’s Rate Class; and

  the 1980 Commissioners Standard Ordinary Smoker/Nonsmoker Mortality Table.

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For Policies issued in states which require “unisex” policies or in conjunction with employee benefit plans, the guaranteed maximum cost of insurance rate will use the 1980 Commissioners Standard Ordinary Mortality Tables NB and SB.

From time to time, we may also offer promotional programs under which a proposed Insured may apply for a Policy subject to minimal underwriting subject to certain restrictions (e.g., if the proposed Insured has purchased a fully underwritten life insurance policy at Preferred or Standard rates from a company on our approved list (a) within the past three years or (b) within the past five years and had a full physical exam in the last 24 months).

INCREASES IN FACE AMOUNT

You should be aware that if you increase the Face Amount of your Policy, this will generally affect the total Net Amount at Risk. This will normally increase the monthly Cost of Insurance Charges. In addition, the Insured may be in a different Rate Class as to the increase in insurance coverage. We use separate cost of insurance rates for the Initial Face Amount and any increases in Face Amount. For the Initial Face Amount we use the rate for the Insured’s Rate Class on the Date of Issue. For each increase in Face Amount, we use the rate for the Insured’s Rate Class at the time of the increase. If the Unadjusted Death Benefit is calculated as the Accumulated Value times the specified percentage, we use the rate for the Rate Class for the Initial Face Amount for the amount of the Unadjusted Death Benefit in excess of the total Face Amount for Option A, and in excess of the total Face Amount plus the Accumulated Value for Option B.

We calculate the Net Amount at Risk separately for the Initial Face Amount and increases in Face Amount. In determining the Net Amount at Risk for each increment of Face Amount, we first consider the Accumulated Value part of the Initial Face Amount. If the Accumulated Value exceeds the Initial Face Amount, we consider it as part of any increases in Face Amount in the order such increases took effect.

Each increase in Face Amount will begin a new period of Surrender Charges in effect for 15 years from the date of the increase. This additional Surrender Charge is based on the Face Amount of the increase only. We describe this additional Surrender Charge in detail in the “Surrender Charge” section of the prospectus.

OTHER POLICY PROVISIONS

Indefinite Policy Duration

The Policy can remain in force indefinitely (in New York, Texas and Maryland, however, the Policy matures at Attained Age 99 at which time we will pay the Cash Surrender Value to you in one sum unless you have chosen a Payment Option, and the Policy will terminate). However, for a Policy to remain in force after the Insured reaches Attained Age 99, if the Face Amount plus any Additional Protection Benefit coverage is greater than the Accumulated Value, the Face Amount plus any Additional Protection Benefit coverage will automatically be decreased to the current Accumulated Value. Also, at Attained Age 99 Option B automatically becomes Option A. No premium payments are allowed after Attained Age 99, although loan repayments are allowed. The tax treatment of a Policy’s Accumulated Value after Age 100 is unclear, and you may wish to discuss this treatment with a tax advisor.

Operation at Age 99 with No Lapse Guarantee

The presence of no lapse guarantee rider changes the normal operation of the Policy at age 99 (as described in Other Policy Provisions – Indefinite Policy Duration, above). First, the Face Amount will not be decreased to the Accumulated Value at age 99. Second, all Monthly Deductions on the Policy will stop at age 99. All other aspects of the Policy operation at age 99 will be unchanged.

New York Policies - Reduced Paid–Up Benefit

Prior to maturity, Owners of Policies issued in New York may elect to continue the Policy in force as paid-up General Account life insurance coverage. All or a portion of the Cash Surrender Value of the Policy will be applied to paid-up life insurance coverage. We will pay in one lump sum any amount of the Cash Surrender Value which

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you do not apply toward paid-up life insurance coverage. You may thereafter surrender any paid-up General Account life insurance at any time for its value.

The Policy

The Policy and the application are the entire contract. Only statements made in the application can be used to void the Policy or deny a claim. The statements are considered representations and not warranties. Only one of National Life’s duly authorized officers or registrars can agree to change or waive any provisions of the Policy, and only in writing. As a result of differences in applicable state laws, certain provisions of the Policy may vary from state to state.

Change of Owner and Beneficiary

As long as the Policy is in force, you may change the Owner or Beneficiary by sending us an acceptable written request. The change will take effect as of the date the request is signed, whether or not the Insured is living when we receive the request. We will not be responsible for any payment made or action taken before we receive the written request. A change of Owner may have tax consequences.

Split Dollar Arrangements

You may enter into a Split Dollar Arrangement among the Owners or other persons under which the payment of premiums and the right to receive the benefits under the Policy (i.e., Cash Surrender Value or Death Benefit) are split between the parties. There are different ways of allocating such rights.

For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the Cash Surrender Value. The employee may designate the Beneficiary to receive any Death Benefit in excess of the Cash Surrender Value. If the employee dies while such an arrangement is in effect, the employer would receive from the Death Benefit the amount which the employer would have been entitled to receive upon surrender of the Policy and the employee’s Beneficiary would receive the balance of the proceeds.

No transfer of Policy rights pursuant to a Split Dollar Arrangement will be binding on us unless it is in writing and received by us. We do not assess any specific charge for Split Dollar Arrangements.

The IRS has issued guidance affecting Split Dollar Arrangements. Any parties who elect to enter into a Split Dollar Arrangement should consult their own tax advisers regarding the tax consequences of such an arrangement.

Assignments

You may assign any and all rights under the Policy. We are not bound by an assignment unless it is in writing and we receive it at our Home Office. We assume no responsibility for determining whether an assignment is valid, or the extent of the assignee’s interest. All assignments will be subject to any Policy loan. The interest of any Beneficiary or other person will be subordinate to any assignment. A payee who is not also the Owner may not assign or encumber Policy benefits, and to the extent permitted by applicable law, such benefits are not subject to any legal process for the payment of any claim against the payee. An assignment of the Policy may have tax consequences.

Suicide

If the Insured dies by suicide, while sane or insane, within two years from the Date of Issue of the Policy (except where state law requires a shorter period), or within two years of the effective date of a reinstatement (unless otherwise required by state law), our liability is limited to the payment to the Beneficiary of a sum equal to the premiums paid less any Policy loan and accrued interest and any Withdrawals (since the date of reinstatement, in the case of a suicide within two years of the effective date of a reinstatement), or other reduced amount provided by state law.

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If the Insured commits suicide within two years (or shorter period required by state law) from the effective date of any Policy change which increases the Unadjusted Death Benefit and for which an application is required, the amount which we will pay with respect to the increase will be the Cost of Insurance Charges previously made for such increase (unless otherwise required by state law).

Arbitration

Except where otherwise required by state law, as in New York, the Policy provides that any controversy under the Policy shall be settled by arbitration in the state of residence of the Owner, in accordance with the rules of the American Arbitration Association or any similar rules to which the parties agree. Any award rendered through arbitration will be final on all parties, and the award may be enforced in court.

The purpose of the arbitration is to provide an alternative dispute resolution mechanism for investors that may be more efficient and less costly than court litigation. You should be aware, however, that arbitration is, as noted above, final and binding on all parties, and that the right to seek remedies in court is waived, including the right to jury trial. Pre-arbitration discovery is generally more limited than and different from court discovery procedures, and the arbitrator’s award is not required to include factual findings or legal reasoning. Any party’s right to appeal or to seek modification of rulings by the arbitrators is strictly limited.

Dividends

The Policy is participating; however, no dividends are expected to be paid on the Policy. If dividends are ever declared, they will be paid in cash, except where otherwise required by state law. At the time of the Insured’s death, the Death Benefit will be increased by dividends payable, if any.

Correspondence

All correspondence to you is deemed to have been sent to you if mailed to you at your last address known to us.

Settlement Options

In lieu of a single sum payment on death or surrender, you may elect to apply the Death Benefit under any one of the fixed-benefit Settlement Options provided in the Policy. (Even if the Death Benefit under the Policy is excludible from income, payments under Settlement Options may not be excludible in full. This is because earnings on the Death Benefit after the insured’s death are taxable and payments under the Settlement Options generally include such earnings. You should consult a tax advisor as to the tax treatment of payments under the Settlement Options.) The options are described below.

Payment of Interest Only. We will pay interest at a rate of 3.5% per year on the amount of the proceeds retained by us. Upon the earlier of the payee’s death or the end of a chosen period, the proceeds retained will be paid to the payee or his or her estate.

Payments for a Stated Time. We will make equal monthly payments, based on an interest rate of 3.5% per annum, for the number of years you select.

Payments for Life. We will make equal monthly payments, based on an interest rate of 3.5% per annum, for a guaranteed period and thereafter during the life of a chosen person. You may elect guaranteed payment periods for 0, 10, 15, or 20 years, or for a refund period, at the end of which the total payments will equal the proceeds placed under the option.

Payments of a Stated Amount. We will make equal monthly payments until the proceeds, with interest at 3.5% per year on the unpaid balance, have been paid in full. The total payments in any year must be at least $10 per month for each thousand dollars of proceeds placed under this option.

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Life Annuity. We will make equal monthly payments in the same manner as in the above Payments for Life option except that the amount of each payment will be the monthly income provided by our then current settlement rates on the date the proceeds become payable. No additional interest will be paid.

Joint and Two Thirds Annuity. We will make equal monthly payments, based on an interest rate of 3.5% per year, while two chosen persons are both living. Upon the death of either, two-thirds of the amount of those payments will continue to be made during the life of the survivor. We may require proof of the ages of the chosen persons.

50% Survivor Annuity. We will make equal monthly payments, based on an interest rate of 3.5% per year, during the lifetime of the chosen primary person. Upon the death of the chosen primary person, 50% of the amount of those payments will continue to be made during the lifetime of the secondary chosen person. We may require proof of the ages of the chosen persons.

We may pay interest in excess of the stated amounts under the first four options listed above, but not the last three. Under the first two, and fourth options above, the payee has the right to change options or to withdraw all or part of the remaining proceeds. For additional information concerning the payment options, see the Policy.

AUTOMATED FUND TRANSFER FEATURES

Dollar Cost Averaging

You may elect Dollar Cost Averaging at issue by marking the appropriate box on the initial application, and completing the appropriate instructions. You may also begin a Dollar Cost Averaging program after issue by filling out similar information on a change request form and sending it to us at our Home Office.

If you elect this feature, we will take the amount to be transferred from the Money Market Subaccount and transfer it to the subaccount or subaccounts designated to receive the funds, each month on the Monthly Policy Date. If you elect Dollar Cost Averaging on your application for the Policy, it will start with the Monthly Policy Date after the date that is 20 days after issue. If you begin a Dollar Cost Averaging program after the free look period is over, it will start on the next Monthly Policy Date. Dollar Cost Averaging will continue until the amount in the Money Market Subaccount is depleted. The minimum monthly transfer by Dollar Cost Averaging is $100, except for the transfer which reduces the amount in the Money Market Subaccount to zero. You may discontinue Dollar Cost Averaging at any time by sending an appropriate change request form to the Home Office. You may not use the dollar cost averaging feature to transfer Accumulated Value to the General Account.

Dollar Cost Averaging allows you to move funds into the various investment types on a more gradual and systematic basis than the frequency on which you pay premiums. The dollar cost averaging method of investment is designed to reduce the risk of making purchases only when the price of units is high. The periodic investment of the same amount will result in higher numbers of units being purchased when unit prices are lower, and lower numbers of units being purchased when unit prices are higher. This technique will not, however, assure a profit or protect against a loss in declining markets. Moreover, for the dollar cost averaging technique to be effective, amounts should be available for allocation from the Money Market Subaccount through periods of low price levels as well as higher price levels.

If you initiate Dollar Cost Averaging on a Policy that is participating in the Illuminations program, your Policy’s participation in the Illuminations program will terminate.

Portfolio Rebalancing

You may elect Portfolio Rebalancing at issue by marking the appropriate box on the application, or, after issue, by completing a change request form and sending it to our Home Office.

In Policies utilizing Portfolio Rebalancing from the Date of Issue, an automatic transfer will take place which causes the percentages of the current values in each subaccount to match the current premium allocation percentages, starting with the Monthly Policy Date six months after the Date of Issue, and then on each Monthly Policy Date six months thereafter. Policies electing Portfolio Rebalancing after issue will have the first automated transfer occur as

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of the Monthly Policy Date on or next following the date we receive the election at our Home Office, and subsequent rebalancing transfers will occur every six months from that date. You may discontinue Portfolio Rebalancing at any time by submitting an appropriate change request form to us at our Home Office.

If you change your Policy’s premium allocation percentages, Portfolio Rebalancing will automatically be discontinued unless you specifically direct otherwise.

Portfolio Rebalancing will result in periodic transfers out of subaccounts that have had relatively favorable investment performance in relation to the other subaccounts to which a Policy allocates premiums, and into subaccounts which have had relatively unfavorable investment performance in relation to the other subaccounts to which the Policy allocates premiums. Portfolio Rebalancing does not guarantee a profit or protect against a loss.

If you change Portfolio Rebalancing on a Policy that is participating in the Illuminations program, your Policy’s participation in the Illuminations program will terminate.

OPTIONAL BENEFITS

You may include additional benefits, which are subject to the restrictions and limitations set forth in the applicable Policy riders, in your Policy at your option. Election of any of these optional benefits involves an additional cost. These costs are set forth in the “Fee Table” section of the prospectus. Some information with respect to many of the available riders is included in the prospectus. We provide additional information about optional benefits below.

Guaranteed Death Benefit

The guaranteed death benefit rider is summarized in the prospectus. Additional information with respect to this rider is provided below.

If while the guaranteed death benefit rider is in force, the Accumulated Value of the Policy is not sufficient to cover the Monthly Deductions, Monthly Deductions will be made until the Accumulated Value of the Policy is exhausted, and will thereafter be deferred, and collected at such time as the Policy has positive Accumulated Value.

If you increase the Face Amount of a Policy subject to the guaranteed death benefit rider, the rider’s guarantee will extend to the increased Face Amount. This will result in increased Minimum Guarantee Premiums.

If you have elected both the Waiver of Monthly Deductions rider and the guaranteed death benefit rider, and Monthly Deductions are waived because of total disability, then we will also waive the Minimum Guarantee Premiums required to keep the guaranteed death benefit rider in force during the period that Monthly Deductions are being waived.

If you wish to keep this rider in force, you must limit Withdrawals and Policy loans to the excess of premiums paid over the sum of the Minimum Monthly Premiums in effect since the Date of Issue. If you take a Policy loan or Withdrawal for an amount greater than such excess, the guaranteed death benefit rider will enter a 61-day lapse-pending notification period, and will be cancelled if you do not pay a sufficient premium.

If you purchase both the guaranteed death benefit rider and the additional protection benefit rider on your Policy, and the most current version of the additional protection benefit rider has been approved by your state, then during the first five Policy Years, the guaranteed death benefit rider will not protect the Death Benefit coverage provided by the additional protection benefit rider. In this situation, if during the first five Policy Years on any Monthly Policy Date the Accumulated Value under the Policy is not sufficient to pay the Monthly Deduction due on that date, the Death Benefit coverage provided by the additional protection benefit rider may lapse, even if you have paid the Minimum Guarantee Premium. After the first five Policy Years, as long as you have paid the Minimum Guarantee Premium, the guaranteed death benefit rider will prevent lapse of both the Death Benefit coverage provided by the base Policy and the Death Benefit coverage provided by the additional protection benefit rider.

No-Lapse Guarantee

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The no-lapse guarantee rider is summarized in the prospectus. Additional information with respect to this rider is provided below.

Calculation of Cumulative General Account Premium. The Cumulative General Account Premium for the no-lapse guarantee rider is calculated as follows:

a)	the Cumulative General Account Premium on the preceding Monthly Policy Date, accumulated with interest for purposes of this calculation at an effective annual rate of 6%; plus
b)

the Net Premium Payments allocated to the General Account after the preceding Monthly Policy Date, to and including the current Monthly Policy Date, divided by 0.9675, and accumulated with interest for purposes of this calculation at an effective annual rate of 6% from the preceding Monthly Policy Date (except that no such accumulation shall apply to Net Premium Payments allocated on the current Monthly Policy Date); plus

c)

the Accumulated Value of your Policy transferred into the non-loaned portion of the General Account after the preceding Monthly Policy Date, to and including the current Monthly Policy Date, divided by 0.9675 and accumulated with interest for purposes of this calculation at an effective annual rate of 6% from the preceding Monthly Policy Date(except that no such accumulation shall apply to such transfers effected on the current Monthly Policy Date); minus

d)

the Accumulated Value of your Policy transferred or withdrawn from the non-loaned portion of the General Account after the preceding Monthly Policy Date, to and including the current Monthly Policy Date, divided by 0.9675 and accumulated with interest for purposes of this calculation at an effective annual rate of 6% from the preceding Monthly Policy Date (except that no such accumulation shall apply to such transfers or Withdrawals occurring on the current Monthly Policy Date).

The reason for dividing the amounts in (b), (c) and (d) by 0.9765, which is equal to one minus the Premium Tax Charge (i.e., 1 - .0325 = .9675), is to put these amounts on a basis comparable to the Monthly Guarantee Premium, which is before premium taxes.

Automatic Transfer into General Account - Lapse. If on any Monthly Policy Date while the rider is in force, your Cumulative General Account Premium is less than the required cumulative monthly guarantee premium, we will transfer value from the subaccounts on a pro rata basis to the General Account to satisfy the test. If the value in the subaccounts is not enough to satisfy the test, we will transfer all of the value in the subaccounts to the General Account and we will send you a notice that the conditions of the rider have not been met. You will have 61 days from the date we mail the notice to pay a premium sufficient to keep the rider in force. The required premium will be the amount needed to satisfy the conditions of the rider on the Monthly Policy Date two months following the Monthly Policy Date that the test was failed. The rider will be cancelled if a sufficient premium is not paid during the 61-day period. If cancelled, the rider cannot be reinstated.

Monthly Deductions. While the no-lapse guarantee rider is in force, all Monthly Deductions will be deducted from the General Account. If, while the rider is in force, the Accumulated Value in the General Account is not enough to deduct the Monthly Deduction, Monthly Deductions will be made until the Accumulated Value in the General Account is exhausted. Thereafter, Monthly Deductions will be deferred, and collected at such time as the General Account has positive Accumulated Value.

Effect of Increases or Decreases. If you increase the Face Amount of a Policy with the no-lapse guarantee rider, the rider’s guarantee will extend to the increase. This will result in an increase in the Monthly Guarantee Premium. If you decrease the Face Amount, the rider’s guarantee will apply to the reduced amount and the Monthly Guarantee Premium will be correspondingly reduced.

Waivers of Monthly Deductions. If your Monthly Deductions are being waived under the operation of the waiver of monthly deductions rider or the accelerated care rider, then the Monthly Guarantee Premium required on each Monthly Policy Date while Monthly Deductions are being waived will be zero.

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Effect of Withdrawals or Loans. If you wish to keep this rider in force, you must limit Withdrawals and loans to the amounts in the subaccounts and amounts in the General Account not needed to satisfy the conditions of the rider. If you take a Withdrawal or loan from the General Account which reduces the Cumulative General Account Premium below the cumulative monthly guarantee premium, the rider will enter the 61-day lapse pending notification period and will be cancelled if you do not pay a sufficient premium.

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Effect of Transfers out of General Account. Transfers out of the General Account may also put the status of the rider in jeopardy. If you transfer an amount from the General Account which reduces the Cumulative General Account Premium below the cumulative monthly guarantee premium, under the operation of the rider, we will transfer an amount back to the General Account on the next Monthly Policy Date to cause the Cumulative General Account Premium to equal the cumulative monthly guarantee premium. There can be no assurance that an adequate amount will be available in the subaccounts for transfer to the General Account on the next Monthly Policy Date because the performance of the subaccounts is not guaranteed; if it is not, the rider will enter the 61-day lapse pending notification period and will be cancelled if you do not pay a sufficient premium. We will waive the limitation of one transfer per Policy Year from the General Account, with respect to transfers from the General Account of amounts not needed to satisfy the conditions of the rider.

Example. A 45 year old male in the preferred underwriting category purchases a VariTrak Policy with a $250,000 Face Amount, with the no lapse guarantee rider. The Monthly Guarantee Premium, which is stated on the rider, is $134.78. The Policyowner pays an Initial Premium equal to $269.56 (two times the Monthly Guarantee Premium), and then plans to begin making automatic monthly premium payments of $201.16 on the Monthly Policy Dates starting with the Monthly Policy Date which is two months after the Date of Issue. If he makes Premium Payments at the times planned and at least equal to the planned levels, allocates 67% of each such payment ($134.78) to the General Account, and makes no loans, transfers or Withdrawals out of the General Account, he can be assured that the Policy will not lapse, regardless of the investment performance of the Separate Account, the level of interest credited to the General Account, and the amounts of the Monthly Deductions. During this time, all of the Monthly Deductions for the Policy will be taken from the General Account and not from the Separate Account. These Monthly Deductions will include a rider charge of $12.50 per month ($250,000 Face Amount times $.05 per thousand per month).

Now assume that after making the planned Premium Payments for six months, the Policyowner skips a payment. Since in this case the Owner’s Cumulative General Account Premium has just been matching the cumulative monthly guarantee premium while the payments were being made, the skipped payment will result in the Owner’s Cumulative General Account Premium being less than the cumulative monthly guarantee premium. As a result, on the Monthly Policy Date corresponding to the skipped payment, we will seek to automatically transfer Accumulated Value from the Separate Account to the General Account in an amount sufficient to make up the shortfall in Cumulative General Account Premium that resulted from the skipped payment. In this situation the shortfall would be $134.78. If the investment return on the six payments of $66.38 into the Separate Account has been zero after netting out the Mortality and Expense Risk Charge, the fund expenses and the Premium Taxes on that portion of the Premium Payments, the Accumulated Value in the Separate Account will now be $398.28 (6 x $66.38). Under these facts, we will be able to effect to automatic transfer into the General Account, leaving $263.50 in Accumulated Value in the Separate Account.

If there had not been sufficient Accumulated Value in the Separate Account to fully make up the shortfall, the no lapse guarantee rider will be cancelled if a sufficient premium as described above under "Automatic Transfer into General Account - Lapse of Rider" is not paid within 61 days after we notify the Owner that such a payment is necessary to prevent cancellation of the rider.

The same procedure, involving the automatic transfer of Accumulated Value from the Separate Account to the General Account, and the lapse pending process for the rider in the event the Accumulated Value in the Separate Account is not sufficient, would also be followed in the event the Policyowner makes a transfer out of the General Account, or makes a Withdrawal or takes a loan which requires some Accumulated Value to be taken out of the General Account.

In Florida and Maryland, the no-lapse guarantee rider does not include the continuing coverage provision. The continuing coverage provision provides that at the Insured’s Attained Age 99, if the rider is still in force, the Face Amount of the policy will remain as stated in the Policy’s Data Section, rather than being set equal to the Accumulated Value. The provision also prohibits additional premiums from being accepted and ceases all Monthly Deductions.

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Waiver of Monthly Deductions

If you elect the waiver of monthly deductions rider, we will waive Monthly Deductions against the Policy if the Insured becomes totally disabled, before age 65 and for at least 120 consecutive days. In Pennsylvania, the 120 days of disability need not be consecutive, but must occur within a period of 240 consecutive days. If total disability occurs after age 60 and before age 65, then we will waive Monthly Deductions only until the Insured reaches Attained Age 65, or for a period of two years, if longer. The monthly cost of this rider while it is in force is based on sex-distinct rates (except for Policies issued in states which require “unisex” policies or in conjunction with employee benefit plans, where the cost of this rider will not vary by sex) multiplied by the Monthly Deduction on the Policy. We will add this cost to the Monthly Deduction on the Policy.

Accidental Death Benefit

The accidental death benefit rider provides for an increased Death Benefit in the event that the Insured dies in an accident. If you elect this rider, we will add the monthly cost of this rider, which varies based on age and sex, to the Monthly Deduction on the Policy.

Guaranteed Insurability Option

This rider permits you at certain ages or upon certain life events to increase the Face Amount of the Policy, within certain limits, without being required to submit satisfactory proof of insurability at the time of the request for the increase. Again, if you elect this rider, we will add the monthly cost of this rider, which is based on age at the time of purchase of the rider and sex, to the Monthly Deduction on the Policy.

Rider for Disability Benefit – Payment of Mission Costs

If you are buying your Policy through a registered representative who is an agent of Beneficial Life Insurance Company, you may at your option include in your Policy the rider for disability benefit – payment of mission costs. Election of this benefit involves additional cost.

This rider, which is subject to the restrictions and limitations set forth in the rider, provides a monthly benefit equal to the expenses of any dependent children (under age 30) participating in voluntary mission service, up to a maximum of $375 per month per child, while the Insured is totally disabled. The maximum benefit duration is 24 months for each child. The maximum benefit will be adjusted for inflation at an annual rate of 3%.

Benefits will be paid when the Insured has been continuously disabled for a period of six months due to disabilities occurring prior to age 65. After six months of continuous disability, benefit payments are retroactive to the beginning of the period. Coverage ceases at age 65. For Insureds disabled prior to age 65, benefit eligibility continues until disability ends.

The monthly cost of this rider is level, and varies by the age at issue and the sex of the Insured (except for Policies issued in states which require “unisex” Policies, where the cost of this rider will not vary by sex). The cost of the rider does not vary by the number of dependent children. Depending on the age and sex of the Insured, the monthly cost of the rider will range from $1.65 to $4.25. The monthly cost of this rider will be added to the Monthly Deduction on the Policy.

This rider is not available in all states.

Accelerated Care

We offer an accelerated care rider under which we will make periodic partial prepayments to you of all or a portion of your Death Benefit, including any Additional Protection Benefit amounts, if the Insured becomes “chronically ill”. The Insured is deemed “chronically ill” if he or she”:

- is unable to perform, without substantial assistance, at least two activities of daily living for at least 90 consecutive days due to a loss of functional capacity; or

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- requires substantial supervision by another person to protect the Insured from threats to health and safety due to his or her own severe cognitive impairment.

The accelerated care rider may not cover all of the long-term expenses the Insured incurs during the period of coverage.

While your Policy is in force, we will begin to pay benefits under this rider provided:

  we receive proof satisfactory to us that the Insured is chronically ill,

  we receive a plan of care to address the Insured’s chronic illness, and

  60 days have elapsed since the Insured began receiving “qualified long-term care services,” as defined in the rider (we refer to this 60-day period as the “elimination period”).

The 60 days need not be consecutive, but must be completed within a period of 180 days. We will not pay for expenses incurred during the elimination period. We will continue to pay benefits under this rider only if you continue to submit documentation of continuing unreimbursed expenses within 90 days after the end of each month during which the Insured receives such services. In addition, we will require, no more than once every 90 days while benefits are being paid, a certification from the Insured’s care coordinator that the Insured remains chronically ill.

The benefit date is the first day on which the Insured incurs expenses for qualifying long-term care services, as defined in the rider.

If your Policy’s Death Benefit option is Option B on the final day of the elimination period, we automatically will change the Death Benefit option to Option A on the benefit date. At that time, we also will increase the Face Amount of your Policy by an amount equal to your Policy’s Accumulated Value.

The accelerated care benefit amount we will pay in any month will not exceed the lesser of (i) the actual expenses incurred by the Insured for qualified long-term care services, as defined in the rider, minus any deductible or coinsurance amounts and any reimbursement from Medicare (except as a secondary payee) and other government programs, excluding Medicaid, and (ii) the monthly benefit limits. When you apply for the rider, you select from one of two options we use to determine the monthly benefit limits. Once you select an option, you cannot change it. The options are:

	Percentage Limit
Covered Service	Option 1	Option 2
Nursing Home Care	1.0%	2.0%
Home Health Care	1.0%	2.0%
Adult Day Care	0.5%	1.0%

The monthly benefit limit for a particular type of care equals the Death Benefit of the Policy at the benefit date multiplied by the percentage limits based on the option selected. If an Insured should incur more than one type of care in a given month, we will pay expenses incurred for all qualified long-term care services during that month up to the greatest monthly benefit limit applicable to one type of care received. We will prorate the monthly benefit limit for each type of care for partial months of eligibility.

If the Owner exercises any right under the Policy which changes the Death Benefit of the Policy, the monthly benefit limits will be adjusted accordingly in proportion to the change in the Death Benefit.

When we make an accelerated care benefit payment, we will also calculate a monthly benefit ratio. We describe this ratio in your Policy and use the monthly benefit ratio to determine how each accelerated care benefit payment we make affects your Policy’s values.

Each time we make an accelerated care benefit payment, we will:

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a)	reduce your remaining benefit amount (this amount is initially the Death Benefit at the benefit date) by the amount of each accelerated care benefit payment;
b)

reduce your Policy’s Face Amount (including any increase segments), Accumulated Value, and any Surrender Charges in effect on the your Policy immediately following any accelerated care benefit payment to their respective values immediately preceding that payment times the monthly benefit ratio associated with that payment;

c)	reduce your Policy’s Death Benefit to reflect reductions in your Policy’s Face Amount and Accumulated Value; and
d)	reduce your Minimum Monthly Premium to reflect the reduction in your Policy’s Face Amount.

Each accelerated care benefit payment will be applied to pay a pro-rata portion of any debt owed to us on the Policy. When the cumulative accelerated care benefit payments reach the initial benefit amount, equal to the Death Benefit at the benefit date, payments under the rider will end.

We will offer an optional inflation protection feature with this rider. This feature will increase the amount available for acceleration without increasing the Policy’s Death Benefit. As a result, accelerated care riders sold with this feature will accelerate the Death Benefit faster than those sold without it.

We will waive all Monthly Deductions for your Policy and all riders attached to your Policy while accelerated care benefits are being paid under this rider. All other charges under your Policy, including the daily mortality and expense risk charge, will continue to apply. While accelerated care benefits are being paid under this rider, we may require that the Accumulated Value of your Policy be held entirely in the General Account. In addition, the Death Benefit option may not be changed while accelerated care benefits are being paid under the rider. The Owner may once again allocate new premiums or transfer Accumulated Value to subaccounts of the Separate Account following 180 consecutive days during which qualified long-term care services are not incurred by the Insured.

Charges. We will assess a monthly charge for the accelerated care rider, which will include an amount per $1,000 of Net Amount at Risk, and an amount per dollar of Monthly Deduction. We will add this charge to your Monthly Deduction. The rider charge varies based on the age and gender of the Insured, and the benefit options selected. Once we pay benefits under the accelerated care rider, we waive this charge until the Insured is no longer eligible to receive benefits. If you elect the accelerated care rider, you may be deemed to have received a distribution for tax purposes each time we make a deduction from your Policy’s Accumulated Value to pay the rider charges. You should consult a tax adviser with respect to these charges. See “Tax Consequences Associated with Accelerated Care and Chronic Care Protection Riders” in the prospectus under “Federal Income Tax Consequences.”

Tax Consequences. The accelerated care rider has been designed to meet federal tax requirements that should generally allow accelerated care benefit payments to be excluded from gross income. You should consult a tax adviser before adding this rider to your Policy because guidance with respect to these requirements is limited.

Availability. The accelerated care rider is available only at issue and is subject to full medical underwriting. This rider will not be available in qualified plans. The accelerated care rider will not be available for Policies with Face Amounts (including any Additional Protection benefit coverage) in excess of $1,000,000. The accelerated care rider will terminate if the base Policy terminates, or if you choose to terminate the rider.

In general, we will not issue the accelerated care rider on a Policy with substandard ratings. However, the rider can be added to a Policy with a substandard rating at our discretion if the Insured meets the standard underwriting requirements for long-term care risk.

The accelerated care rider provides for certain exclusions from coverage. Please see your rider for more details.

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Chronic Care Protection

We also offer an optional chronic care protection rider, which provides benefits to pay for expenses incurred by an Insured for qualified long-term care services beyond the date on which payments under an accelerated care rider would terminate because the entire Death Benefit of the Policy including any Additional Protection Benefit amounts has been accelerated. The chronic care protection rider may not cover all of the long-term expenses the Insured incurs during the period of coverage.

While your Policy is in force, we will begin to pay benefits under this rider provided:

a)	we receive proof satisfactory to us that the Insured is chronically ill,
b)	we receive a plan of care to address the Insured’s chronic illness, and
c)	we have accelerated the entire Death Benefit of the Policy under the accelerated care rider.

We will continue to pay benefits under this rider only if you continue to submit documentation of continuing unreimbursed expenses within 90 days after the end of each month during which the Insured receives such services. In addition, we will require, no more than once every 90 days while benefits are being paid, a certification from the Insured’s care coordinator that the Insured remains chronically ill.

Because chronic care protection benefits represent an extension of benefits beginning after the benefit amount under the accelerated care rider have been exhausted, payment of chronic care protection benefits will not effect your Policy’s values.

The chronic care protection benefit amount that we will pay in any month may not exceed the lesser of the actual expenses incurred by the Insured for qualified long-term care services, minus any deductible or coinsurance amounts and any reimbursement from Medicare (except as a secondary payor) and other government programs, excluding Medicaid, and (ii) the monthly benefit limit. When you apply for this rider, you select one of the three benefit options we offer. We use these benefit options to determine monthly benefit limits and benefit periods. Once you select a benefit option, you cannot change it. We reserve the right to limit the availability of the benefit options based on the benefit option you selected for the accelerated care rider.

		Percentage Limit
Covered Service	Option 1	Option 2	Option 3
Nursing Home Care	1.0%	2.0%	2.0%
Home Health Care	1.0%	2.0%	2.0%
Adult Day Care	0.5%	1.0%	1.0%

Option	Benefit Period
Option 1	Until the death or recovery of the Insured.
Option 2	Until the death or recovery of the Insured.
Option 3	Until an amount equal to the inflation adjusted rider Face
Amount has been paid under the rider.

The monthly benefit limit for a particular type of care is equal to the chronic care protection rider Face Amount multiplied by the percentage limit for the option selected. If an Insured should incur costs for more than one type of care in a given month, we will pay benefits for all covered costs incurred during that month up to the greatest monthly benefit limit applicable to one type of care received. We will prorate the maximum monthly benefit for each type of care for partial months of eligibility.

This rider includes an optional nonforfeiture provision that provides nonforfeiture benefits for any Insured whose coverage under this rider lapses after three years. Electing optional non-forfeiture benefits may have tax consequences. You should consult a tax adviser before electing the optional non-forfeiture provision.

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An optional inflation protection feature will be available with this rider. This feature will increase the maximum monthly benefit at an annual effective rate of 5% for the number of whole Policy Years that have elapsed since the effective date of the rider.

Charge. We will assess a monthly charge per $1,000 of Face Amount for the chronic care protection rider. We will add this charge to your Monthly Deduction. The chronic care protection rider charge varies based on the age and gender of the Insured, and the benefit options selected. If you elect the chronic care protection rider, you will be deemed to have received a distribution for tax purposes each time we make a deduction from your Policy’s Accumulated Value to pay the rider charges. You should consult a tax adviser with respect to these charges.

Tax Consequences. The chronic care protection rider has been designed to meet the federal tax requirements that should generally allow the payment of benefits to be excluded from gross income. In certain states, we may also offer a chronic care protection non-qualifying long-term care rider. The tax consequences associated with benefit payments from this rider are, however, unclear, and a tax advisor should be consulted. You should also consult a tax adviser before adding to your Policy because guidance with respect to such federal tax requirements is limited.

Availability. The chronic care protection rider is available only at issue and is subject to full medical underwriting. You may only elect this rider if you have also elected the accelerated care rider. The chronic care protection rider will not be available in qualified plans. This rider will terminate if the base Policy terminates, if the accelerated care rider terminates (not including when you have received the full benefit under that rider), or if you choose to terminate the rider.

In general, we will not issue the rider on a Policy with substandard ratings. However, the rider can be added to a Policy with a substandard rating at our discretion if the Insured meets the standard underwriting requirements for long-term care risk.

The chronic care protection rider provides for certain exclusions from coverage. Please see your rider for more details.

Tax Consequences Associated with Accelerated Care and Chronic Care Protection Riders

We believe that benefits payable under the accelerated care rider and the chronic care protection rider should generally be excludable from gross income under the Internal Revenue Code (“Code”). The exclusion of these benefit payments from taxable income, however, is contingent on the rider meeting specific requirements under the Code. While guidance is limited, we believe that the accelerated care rider should satisfy these requirements.

The tax treatment of benefits payable under the chronic care protection rider are less clear if you elect the optional nonforfeiture provision. Moreover, the tax qualification consequences of continuing the Policy after a distribution is made under the accelerated care rider and the chronic care protection rider are unclear. You should consult a tax adviser about those consequences.

In certain states, however, we may also offer long term care riders that do not satisfy the requirements of the Code to be treated as qualified long-term care (“nonqualifying long-term care riders.”) Because the federal tax consequences associated with benefits paid under nonqualifying long-term care riders are unclear, you should consult a tax adviser regarding the tax implications of adding nonqualifying long-term care riders to your Policy. We will advise you whether we intend for your rider to be nonqualifying.

You will be deemed to have received a distribution for tax purposes each time a deduction is made from your Policy Accumulated Value to pay charges for the chronic care protection rider, or any nonqualifying long-term care rider. The distribution will generally be taxed in the same manner as any other distribution under the Policy. The tax treatment associated with the Monthly Deduction attributable to the cost of the accelerated care rider is unclear. You should consult a tax adviser regarding the treatment of these payments.

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Accelerated Benefit

This rider provides an accelerated Death Benefit prior to the death of the Insured in certain circumstances where a terminal illness or chronic illness creates a need for access to the Death Benefit. Accelerated Death Benefits paid under this rider are discounted. The following factors may be used in the determination of the accelerated Death Benefit: Cash Surrender Value of the Policy, future premiums that may be paid under the Policy, any administrative fee assessed, mortality expectations, and the accelerated benefit interest rate in effect. This rider is not available in all states and its terms may vary by state. There is no cost for this rider. It can be included in a Policy at issue, or it can be added after issue, for Insureds ages 0-85. The maximum amount payable under this rider is $500,000. An Insured who has a chronic illness, as defined in the rider, may not receive benefits under the rider until a period of time not to exceed five years after the rider’s issue has passed. Although this is not guaranteed, we currently require that this waiting period be only two years.

This rider has been designed to meet the federal tax requirements that will generally allow accelerated benefits to be excluded from gross income. You should consult a tax advisor regarding the consequences of accelerating the Death Benefit under this rider because guidance with respect to such federal tax requirements is limited.

Overloan Protection

The overloan protection rider is summarized in the prospectus. Additional information with respect to this rider is provided below.

Calculation of Cost. There is a one-time exercise charge for this rider. The exercise charge will be equal to the product of the exercise charge percentage shown on the overloan protection rider data page for the Attained Age of the Insured at the time of exercise multiplied by the Accumulated Value of the Policy. The exercise charge will be deducted from the General Account of the Policy.

Effect of Increases or Decreases. If you increase the Face Amount of a Policy with the overloan protection rider, the rider’s protection will extend to the increase. If you decrease the Face Amount, the rider’s protection will apply to the reduced amount.

Tax Consequences. The tax consequences of the overloan protection rider have not been ruled on by the IRS or the courts and it is possible that the IRS could assert that the outstanding loan balance should be treated as a taxable distribution when the overloan protection rider causes the Policy to be converted into a fixed Policy.

The riders are not available in all states and their terms may vary by state.

POLICIES ISSUED IN CONJUNCTION WITH EMPLOYEE BENEFIT PLANS

Policies may be acquired in conjunction with employee benefit plans, including the funding of qualified pension plans meeting the requirements of Section 401 of the Code.

For employee benefit plan Policies, the maximum cost of insurance rates used to determine the monthly Cost of Insurance Charge are based on the Commissioners’ 1980 Standard Ordinary Mortality Tables NB and SB. Under these Tables, mortality rates are the same for male and female Insureds of a particular Attained Age and Rate Class.

Illustrations reflecting the premiums and charges for employee benefit plan Policies will be provided upon request to purchasers of such Policies.

There is no provision for misstatement of sex in the employee benefit plan Policies. (See “Misstatement of Age and Sex,” in the prospectus.) Also, the rates used to determine the amount payable under a particular Settlement Option will be the same for male and female Insureds. (See “Settlement Options,” above.)

If a Policy is purchased in connection with a plan sponsored by an employer, all rights under the Policy rest with the Policy Owner, which may be the employer or other obligor under the plan. Benefits available to participants under

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the plan will be governed solely by the provisions of the plan. Accordingly, some of the options and elections under the Policy may not be available to participants under the provisions of the plan. In such cases, participants should contact their employers for information regarding the specifics of the plan.

SPECIAL RULES FOR EMPLOYEE BENEFIT PLANS

If a trustee under a pension or profit-sharing plan, or similar deferred compensation arrangement, owns a Policy, the Federal and state income and estate tax consequences could differ. A tax adviser should be consulted with respect to such consequences. Policies owned under these types of plans may also be subject to restrictions under the Employee Retirement Income Security Act of 1974 (“ERISA”). You should consult a qualified adviser regarding ERISA.

The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited.

The current cost of insurance for the Net amount at Risk is treated as a “current fringe benefit” and must be included annually in the plan participant’s gross income. We report this cost (generally referred to as the “P.S. 58” cost) to the participant annually.

If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant’s Beneficiary, then the excess of the Death Benefit over the Accumulated Value is not taxable. However, the Accumulated Value will generally be taxable to the extent it exceeds the participant’s cost basis in the Policy.

LEGAL DEVELOPMENTS REGARDING UNISEX ACTUARIAL TABLES

In 1983, the United States Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employee’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. In that case, the Court applied its decision only to benefits derived from contributions made on or after August 1, 1983. Subsequent decisions of lower federal courts indicate that in other factual circumstances the Title VII prohibition of sex-distinct benefits may apply at an earlier date. In addition, legislative, regulatory, or decisional authority of some states may prohibit use of sex-distinct mortality tables under certain circumstances. The Policies offered by this prospectus, other than Policies issued in states which require “unisex” policies (currently Montana) and employee benefit plan Policies (see “Policies Issued in Conjunction with Employee Benefit Plans,” above) are based upon actuarial tables which distinguish between men and women and, thus, the Policy provides different benefits to men and women of the same age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of these authorities on any employment-related insurance or benefits program before purchasing the Policy and in determining whether an employee benefit plan Policy is appropriate.

POLICY REPORTS

Once each Policy Year, we will send you a statement describing the status of the Policy, including setting forth:

  the Face Amount;

  the current Death Benefit;

  any Policy loans and accrued interest;

  the current Accumulated Value;

  the non-loaned Accumulated Value in the General Account;

  the amount held as Collateral in the General Account;

  the value in each subaccount of the Separate Account;

  premiums paid since the last report;

  charges deducted since the last report;

  any Withdrawals since the last report; and

  the current Cash Surrender Value.

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In addition, we will send you a statement showing the status of the Policy following the transfer of amounts from one subaccount of a Separate Account to another, the taking out of a loan, a repayment of a loan, a Withdrawal and the payment of any premiums (excluding those paid by bank draft or otherwise under the Automatic Payment Plan).

We will send you a semi-annual report containing the financial statements of each Fund in which your Policy has Accumulated Value, as required by the 1940 Act.

RECORDS

We will maintain all records relating to the Policy at our Home Office at National Life Drive, Montpelier, Vermont 05604.

LEGAL MATTERS

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on legal matters relating to certain aspects of Federal securities law applicable to the issue and sale of the Policies. Matters of Vermont law pertaining to the Policies, including National Life's right to issue the Policies and its qualification to do so under applicable laws and regulations issued thereunder, have been passed upon by Lisa Muller, Counsel of National Life.

EXPERTS

The Financial Statements have been included in this Statement of Additional Information, which is part of the registration statement in reliance on the reports of PricewaterhouseCoopers LLP, independent registered public accounting firm, of 185 Asylum Street, Hartford, CT 06103-3404, as set forth in its report included herein, and are included herein in reliance upon such report and upon the authority of such firm as experts in accounting and auditing.

FINANCIAL STATEMENTS

The financial statements of National Life and the Separate Account appear on the following pages. The financial statements of National Life should be distinguished from the financial statements of the Separate Account and should be considered only as bearing upon National Life’s general financial strength and claims paying ability, and its ability to meet its obligations under the Policies. In addition to General Account allocations, General Account assets are used to guarantee the payment of certain benefits under the Policy. To the extent that National Life is required to pay you amounts in addition to your Accumulated Value under these benefits, such amounts will come from General Account assets. You should be aware that National Life’s principal investments are in fixed-income securities, including corporate bonds, mortgage-backed securities, and commercial real estate mortgages. National Life and its affiliates enter into equity derivative contracts (futures and options) to hedge exposures embedded in our equity indexed insurance products. All of National Life’s General Account investments are exposed to various investment risks. National Life’s financial statements include a further discussion of risks inherent within General Account investments.

Further, you should only consider NLV Financial’s financial statements as bearing on the ability of NLV Financial to meet its obligations under the keep well and pledge and security agreement.

20

National Life Insurance Company

Financial Statements and Supplemental Schedules – Statutory-Basis December 31, 2009 and 2008

National Life Insurance Company

Financial Statements Statutory-Basis

Years ended December 31, 2009 and 2008

Contents

Report of Independent Auditors	F-3

Statutory-Basis Financial Statements

Balance Sheets — Statutory-Basis	F-4
Statements of Operations — Statutory-Basis	F-6
Statements of Changes in Capital and Surplus — Statutory-Basis	F-7
Statements of Cash Flow — Statutory-Basis	F-8
Notes to Statutory-Basis Financial Statements	F-9

Report of Independent Auditors

To the Board of Directors and Stockholder of National Life Insurance Company:

We have audited the accompanying statutory statements of admitted assets, liabilities, and capital and surplus of National Life Insurance Company (the “Company”) as of December 31, 2009 and 2008, and the related statutory statements of income, capital and surplus, and cash flows for each of the three years in the period ended December 31, 2009. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note A to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Vermont Department of Banking, Insurance, Securities and Health Care Administration, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between such practices and accounting principles generally accepted in the United States of America are material and are disclosed in Note A.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2009 and 2008, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2009.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, capital stock and surplus of the Company as of December 31, 2009 and 2008, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2009, on the basis of accounting described in Note A.

April 22, 2010

National Life Insurance Company

Balance Sheets — Statutory Basis

	December 31
	2009	2008
	(In Thousands)
Admitted assets
Cash and invested assets:
Bonds	$5,121,985	$4,764,725
Preferred stocks	30,873	45,092
Common stocks	487,594	413,062
Mortgage loans	748,165	810,734
Real estate	45,186	44,864
Contract loans	558,731	564,978
Cash and short-term investments	15,352	2,334
Other invested assets	271,950	257,641
Total cash and invested assets	7,279,836	6,903,430

Deferred and uncollected premiums	67,409	71,597
Accrued investment income	82,430	79,205
Federal income taxes recoverable	20,833	35,334
Net deferred tax asset	134,424	70,256
Receivables from affiliates	8,293	3,796
Other admitted assets	213,491	193,255
Separate account assets	701,025	611,752

Total admitted assets	$8,507,741	$7,968,625

The accompanying notes are an integral part of these statements.

	December 31
	2009	2008
	(In Thousands)
Liabilities and capital and surplus
Liabilities:
Policy and contract liabilities:
Life and annuity reserves	$5,445,680	$5,372,672
Accident and health reserves, net of reinsurance	537,854	543,385
Liability for deposit-type contracts	197,298	193,625
Unpaid policy and contract claims	31,603	33,404
Policyholders’ dividends	133,178	131,194
Other policy and contract liabilities	4,524	4,416
Total policy and contract liabilities	6,350,137	6,278,696

Employee and agent benefits	99,898	97,026
Minimum pension benefit obligation	44,199	50,341
Interest maintenance reserve	59,392	35,259
Asset valuation reserve	22,916	34,578
Payable to subsidiary	6,544	11,516
Other liabilities	92,643	59,778
Separate account liabilities	697,809	609,236
Total liabilities	7,373,538	7,176,430
Commitments and contingencies
Capital and surplus:
Surplus Notes	200,000	-
Common stock, $1 par value:
Authorized – 2.5 million shares
Issued and outstanding 2.5 million shares	2,500	2,500
Additional paid-in surplus	107,123	107,123
Special surplus funds (Net DTA – SSAP 10R)	48,681	-
Unassigned surplus	775,899	682,572
Total capital and surplus	1,134,203	792,195
Total liabilities and capital and surplus	$8,507,741	$7,968,625

The accompanying notes are an integral part of these statements.

National Life Insurance Company

Statements of Operations — Statutory Basis

	Year ended December 31
	2009	2008	2007
		(In Thousands)
Premiums and other revenue:
Premiums and annuity considerations for life and accident
and health contracts	$540,054	$539,157	$507,660
Considerations for supplementary contracts with life
contingencies	2,218	1,204	1,037
Net investment income	400,615	402,144	426,858
Amortization of interest maintenance reserve	2,997	1,401	2,209
Other income	4,415	14,904	35,388
Total premiums and other revenue	950,299	958,810	973,152
Benefits paid or provided:
Death benefits	146,960	159,629	158,425
Annuity benefits	31,356	33,452	33,258
Surrender benefits and other fund withdrawals	331,846	331,027	344,045
Other benefits	52,291	57,868	63,421
Increase in policy reserves	65,067	89,717	30,246
Total benefits paid or provided	627,520	671,693	629,395
Insurance expenses:
Commissions	38,987	44,603	43,665
General and administrative expenses	141,163	113,295	122,187
Insurance taxes, licenses, and fees	9,902	14,039	11,444
Net transfers to separate accounts	(29,487)	(31,247)	(17,459)
Total insurance expenses	160,565	140,690	159,837
Gain from operations before dividends to policyholders,
income taxes, and net realized capital gains (losses)	162,214	146,427	183,920
Dividends to policyholders	129,801	128,399	126,066
Gain from operations before income taxes and net realized
capital gains (losses)	32,413	18,028	57,854
Federal income tax expense (benefit)	2,018	(10,409)	(4,622)
Gain from operations before net realized capital gains (losses)	30,395	28,437	62,476
Net realized capital (losses) gains	(41,792)	(33,348)	2,536
Net (loss) income	$ (11,397)	$ (4,911)	$ 65,012

The accompanying notes are an integral part of these statements.

National Life Insurance Company

Statements of Changes in Capital and Surplus — Statutory Basis
					Total
	Common	Paid-In	Unassigned	Special	Capital and
	Stock	Surplus	Surplus	Surplus	Surplus

Balances at January 1, 2007	2,500	107,123	598,366	-	707,989
Net income	–	–	65,012	-	65,012
Net change in difference between cost
and admitted asset investment
amounts, net of deferred tax effects	–	–	46,951	-	46,951
Change in asset valuation reserve	–	–	(4,887)	-	(4,887)
Change in minimum pension benefit
obligation, net of deferred tax effects	–	–	13,213	-	13,213
Change in non-admitted assets	–	–	26,727	-	26,727
Change in deferred tax asset	–	–	(13,707)	-	(13,707)
Dividends to stockholder	–	–	(10,000)	-	(10,000)
Change in reserve on account of change
in valuation basis, net of reinsurance	–	–	(4,712)	-	(4,712)
Other adjustments to surplus, net	–	–	197	-	197
Balances at December 31, 2007	2,500	107,123	717,160	-	826,783
Net loss	–	–	(4,911)	-	(4,911)
Net change in difference between cost
and admitted asset investment
amounts, net of deferred tax effects	–	–	(33,289)	-	(33,289)
Change in asset valuation reserve	–	–	42,769	-	42,769
Change in minimum pension benefit
obligation, net of deferred tax effects	–	–	(11,642)	-	(11,642)
Change in non-admitted assets	–	–	(24,445)	-	(24,445)
Change in deferred tax asset	–	–	1,495	-	1,495
Change in reserve on account of change
in valuation basis, net of reinsurance	–	–	(3,432)	-	(3,432)
Other adjustments to surplus, net	–	–	(1,133)	-	(1,133)
Balances at December 31, 2008	2,500	107,123	682,572	-	792,195
Net Loss	-	-	(11,397)	-	(11,397)
Net change in difference between cost
and admitted asset investment
amounts, net of deferred tax effects	–	–	73,881	-	73,881
Change in asset valuation reserve	–	–	11,662	-	11,662
Change in minimum pension benefit
obligation, net of deferred tax effects	–	–	3,992	-	3,992
Change in non-admitted assets	–	–	18,369	-	18,369
Change in deferred tax asset	–	–	(658)	48,681	48,023
Surplus notes	–	–	–	200,000	200,000
Change in reserve on account of change
in valuation basis, net of reinsurance	–	–	(2,411)	-	(2,411)
Other adjustments to surplus, net	–	–	(111)	-	(111)
Balances at December 31, 2009	$2,500	$107,123	$ 775,899	$248,681	$ 1,134,203

The accompanying notes are an integral part of these statements.

F-7

National Life Insurance Company

Statements of Cash Flow – Statutory Basis

	Year ended December 31
	2009	2008	2007
Operating activities:		(In Thousands)
Premiums, policy proceeds, and other considerations
received, net of reinsurance paid	$545,836	$ 540,777	$ 511,065
Net investment income received	404,523	395,312	432,580
Benefits paid	(567,120)	(584,553)	(603,556)
Net transfers to Separate Accounts	30,628	46,563	19,531
Insurance expenses paid	(176,030)	(166,998)	(197,707)
Dividends paid to policyholders	(127,817)	(125,615)	(123,818)
Federal income taxes (paid) recovered	6,412	(7,495)	(13,956)
Other income received, net of other expenses paid	11,729	21,584	41,790
Net cash provided by operations	128,161	119,575	65,929

Investment activities:
Proceeds from sales, maturities, or repayments of
investments:
Bonds	2,500,378	783,866	993,108
Stocks	7,652	7,318	115,788
Mortgage loans	57,449	69,205	129,666
Real estate	-	69	1,407
Other invested assets	18,805	24,689	34,723
Miscellaneous proceeds	13,438	-	1,937
Total proceeds from sales, maturities, or repayments
of investments	2,597,722	885,147	1,276,629
Cost of investments acquired:
Bonds	(2,821,482)	(754,165)	(1,133,699)
Stocks	(6,515)	(90,177)	(51,073)
Mortgage loans	-	(26,859)	(121,517)
Real estate	(2,338)	(2,560)	(1,771)
Other invested assets	(59,485)	(77,567)	(76,049)
Miscellaneous applications	(14,339)	(14,183)	(28,981)
Total cost of investments acquired	(2,904,159)	(965,511)	(1,413,090)
Net change in contract loans	6,247	(1,070)	374
Net cash used in investing activities	(300,190)	(81,434)	(136,087)

Financing and miscellaneous activities:
Other cash provided (applied):
Surplus notes/borrowings	200,000	-	-
Deposits on deposit-type contract funds and other
liabilities without life contingencies	(3,310)	(4,393)	(9,539)
Dividends to shareholder	-	-	(10,000)
Other cash applied	(11,643)	(38,034)	(33,435)
Net cash provided (applied) in financing and
miscellaneous activities	185,047	(42,427)	(52,974)

Net increase (decrease) in cash and short-term
investments	13,018	(4,286)	(123,132)
Cash and short-term investments:
Beginning of year	2,334	6,620	129,752
End of year	$ 15,352	$ 2,334	$ 6,620

The accompanying notes are an integral part of these statements.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2009

A. Significant Accounting Policies Description of Business

National Life Insurance Company (the “Company”) is primarily engaged in the development and distribution of traditional and universal individual life insurance and annuity products. Through affiliates, it also provides distribution and investment advisory services to the Sentinel Group Funds, Inc., a family of mutual funds. The Company’s insurance and annuity products are primarily marketed through a general agency system. Life Insurance Company of the Southwest (“LSW”) is the Company’s only wholly owned subsidiary, with assets and surplus of $8.2 billion and $.5 billion, respectively, as of December 31, 2009. LSW’s principal product line is annuities, which it sells primarily through independent agents. On January 1, 1999, pursuant to a mutual holding company reorganization, the Company converted from a mutual to a stock life insurance company. This reorganization was approved by policyowners of National Life and was completed with the approval of the Vermont Commissioner of Insurance (the “Commissioner”).

Concurrent with the conversion to a stock life insurance company, National Life established and began operating the Closed Block. The Closed Block was established on January 1, 1999 pursuant to regulatory requirements as part of the reorganization into a mutual holding company corporate structure. The Closed Block was established for the benefit of policyholders of participating policies inforce at December 31, 1998. Included in the block are traditional dividend paying life insurance policies, certain participating term insurance policies, dividend paying flexible premium annuities, and other related liabilities. The Closed Block was established to protect the policy dividend expectations related to these policies. The Closed Block is expected to remain in effect until all policies within the Closed Block are no longer inforce. Assets assigned to the Closed Block at January 1, 1999, together with projected future premiums and investment returns, are reasonably expected to be sufficient to pay out all future Closed Block policy benefits. Such benefits include policyholder dividends paid out under the current dividend scale, adjusted to reflect future changes in the underlying experience.

All of the Company’s outstanding shares are currently held by its parent, NLV Financial Corp (“NLVF”), which is the wholly-owned subsidiary of National Life Holding Company (“NLHC”). NLHC and its subsidiaries (including the Company) are collectively known as the National Life Group. The Company is licensed in all 50 states and the District of Columbia. Approximately 22% of total collected premiums and deposits are from residents of the states of New York and California.

Basis of Presentation

The accompanying financial statements of the Company have been prepared in conformity with statutory accounting practices prescribed or permitted by the State of Vermont Department of Banking, Insurance, Securities and Health Care Administration (the “Department”), which is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (“GAAP”). F-9

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A. Significant Accounting Policies (continued) Basis of Presentation

The Department recognizes only statutory accounting practices prescribed or permitted by the State of Vermont for determining solvency under Vermont Insurance Law. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual – version effective January 1, 2001 (and as amended) (“NAIC SAP”), has been adopted as a component of prescribed or permitted practices by the Department. NAIC SAP consists of Statements of Statutory Accounting Principles (“SSAPs”) and other authoritative guidance. Although no such practices were in effect at the Company as of December 31, 2009, the Commissioner has the right to permit specific practices that deviate from NAIC SAP.

There are significant differences between statutory accounting practices and GAAP. Under statutory accounting practices:

Investments: Investments in bonds are reported at amortized cost or market value based on their National Association of Insurance Commissioners (“NAIC”) rating; for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of shareholder’s equity for those designated as available-for-sale.

Investments in real estate are reported net of related obligations, if any, rather than on a gross basis. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as required under GAAP, and investment income and operating expenses include rent for the Company’s occupancy of those properties. Changes between depreciated cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than income as would be required under GAAP.

Valuation allowances, if necessary, are established for mortgage loans based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans as a result of a temporary impairment are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required under GAAP.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A. Significant Accounting Policies (continued) Basis of Presentation (continued)

Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands. That net deferral is reported as the “interest maintenance reserve” in the accompanying balance sheets. Realized gains and losses are reported in income, net of federal income tax and transfers to the interest maintenance reserve. Under GAAP, realized capital gains and losses would be reported in the income statement on a pretax basis in the period that the assets giving rise to the gains or losses are sold.

The “asset valuation reserve” provides a valuation allowance for invested assets. The asset valuation reserve is determined by an NAIC-prescribed formula with changes reflected directly in unassigned surplus; the asset valuation reserve is not recognized under GAAP.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs would be amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

Surplus Notes: Notes issued, are recorded as a component of equity, whereas under GAAP, surplus notes are recorded as debt. Under NAIC SAP surplus note interest is not recorded as a liability nor an expense until approval for payment of such interest has been granted by the Commissioner, whereas under GAAP the interest is accrued immediately.

Subsidiary: The accounts and operations of the Company’s subsidiary are not consolidated with the operations of the Company as would be required under GAAP.

Nonadmitted Assets: Certain assets designated as “nonadmitted,” principally bonds, a portion of the Company’s deferred tax asset balance, and other assets not specifically identified as an admitted asset within the NAIC Accounting Practices and Procedures manual are excluded from the accompanying balance sheets and are charged directly to unassigned surplus.

Universal Life and Annuity Policies: Revenues for universal life and annuity policies with mortality or morbidity risk consist of the entire premium received and benefits incurred represent the total of death benefits paid and the change in policy reserves. Premiums received for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and credited directly to an appropriate policy reserve account, without recognizing premium income. Under GAAP, premiums received in excess

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A. Significant Accounting Policies (continued) Basis of Presentation (continued)

of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.

Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

Reinsurance: Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP. Commissions allowed by reinsurers on business ceded are reported as income when received rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Employee Benefits: For purposes of calculating the Company’s pension and postretirement benefit obligation, only vested participants and current retirees are included in the valuation. Under GAAP, active participants not currently eligible would also be included in the liability estimate.

Deferred Income Taxes: Deferred tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross deferred tax assets expected to be realized within one year of the balance sheet date or 10% of capital and surplus excluding any net deferred tax assets, EDP equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities. The remaining deferred tax assets are nonadmitted. Deferred taxes do not include amounts for state taxes. Under GAAP, states taxes are included in the computation of deferred taxes, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not realizable. Effective December 31, 2009, the Company adopted the NAIC’s temporary guidance for deferred income taxes under SSAP No. 10R. The guidance is effective for annual periods ended December 31, 2009 and interim and annual periods ending in 2010. Subject to meeting certain risk-based capital requirements, the guidance permits the Company to elect to expand the limits on the deferred income taxes to 1) loss carrybacks for existing temporary differences that reverse during a timeframe corresponding with IRS tax loss carryback provisions, not to exceed three years; plus 2) the lesser of the remaining gross deferred tax assets expected to be realized within three years of the balance sheet date or 15% of capital and surplus.

Policyholder Dividends: Policyholder dividends are recognized when declared rather than over the term of the related policies.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A. Significant Accounting Policies (continued) Basis of Presentation (continued)

Statements of Cash Flow: Cash and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding caption of cash includes cash balances and investments with initial maturities of three months or less.

A reconciliation of net (loss) income and capital and surplus of the Company as determined in accordance with statutory accounting practices to amounts determined in accordance with GAAP is as follows:

	Net (Loss) Income			Capital and Surplus
	Year ended December 31			December 31
	2009	2008	2007	2009	2008
			(In Thousands)

Statutory-basis	$ (11,397)	$ (4,911)	$ 65,012	$ 1,134,203	$ 792,195
Add (deduct) adjustments:
Investments	82,212	28,194	49,898	263,818	(242,072)
Policy acquisition costs	(15,548)	(16,356)	(2,089)	439,946	455,494
Nonadmitted assets	–	–	–	113,854	132,223
Policyholder reserves	105	29,924	17,439	(139,682)	(142,256)
Policyholder dividends	(1,407)	9,224	3,885	61,428	62,893
Asset valuation reserve	–	–	–	22,916	34,578
Interest maintenance
reserve	24,133	5,084	(9,067)	59,392	35,259
Income taxes	11,382	(8,962)	(21,984)	(126,406)	(116,193)
Other comprehensive
income, net	–	–	–	(96,912)	212,970
Other, net	(3,684)	1,837	2,499	(92,612)	(78,332)
GAAP-basis	$ 85,796	$ 44,034	$105,593	1,639,945	$ 1,146,759

Other significant accounting practices are as follows:

Investments

Bonds, preferred stocks, common stocks, and short-term investments are reported at values prescribed by the NAIC, as follows:

Bonds not backed by other loans are principally stated at amortized cost using the interest method.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A. Significant Accounting Policies (continued)

Investments (continued)

Investments in preferred stock are reported at cost.

Common stocks of non-affiliates are reported at market value as determined by the Securities Valuation Office of the NAIC and the related unrealized capital gains/(losses) are reported in unassigned surplus along with any adjustment for federal income taxes.

Cash includes cash equivalents. Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost.

Short-term investments include investments with maturities of one year or less at the time of acquisition (except for cash equivalents classified as cash) and are principally stated at amortized cost.

The affiliated common stock is carried at the down-stream insurance subsidiary’s statutory capital and surplus less surplus notes issued to NLVF plus admissible statutory goodwill.

Mortgage loans are reported at unpaid principal balances, less allowance for loan losses, if any. A mortgage loan is considered to be at a loss when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable, the impairment is considered other than temporary. At that time, the mortgage loan is written down and a realized loss is recognized.

Contract loans are reported at unpaid principal balances.

Real estate occupied by the Company and real estate held for the production of income are reported at depreciated cost net of related obligations, if any. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations, if any. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties.

The Company’s futures and options contracts qualify for hedge accounting and are included in other invested assets and are carried at fair value with changes in fair value and gains and losses upon expiration included in net investment income, in accordance with SSAP 86.

The Company has ownership interests of less than 10% in several joint ventures. The Company generally carries these interests based on the underlying audited GAAP equity of the investee.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A. Significant Accounting Policies (continued)

Investments (continued)

Realized capital gains and losses are determined using the specific identification basis. Changes in admitted asset carrying amounts of investments are credited or charged directly to unassigned surplus.

The Company periodically lends certain U.S. government or corporate bonds to approved counterparties to enhance the yield of its bond portfolio. The Company uses a lending agent and collateral investment manager to administer its securities lending program. For all loans, the agent collects from the borrower cash collateral of at least 102% of the market value of the securities loaned. The agent marks securities to market daily to ensure that collateral of at least 102% of the market value of the loaned securities is maintained at all times. Cash collected as collateral from borrowers is invested by the agent into a diversified portfolio of assets in accordance with the investment guidelines set up by both parties, reviewed by the Company regularly, and conform in all material respects to the Company’s overall investment management philosophy. The carrying value of securities loaned are unaffected by the transaction.

Fair Value Definition and Hierarchy

The Statutory Accounting Principles Working Group (“SAPWG”) adopted SSAP No. 100 Fair Value Measurements effective for December 31, 2010. The guidance adopts ASC 820 with few modifications. As of January 1, 2008, The Company applied the provisions of ASC 820 prospectively to financial assets and financial liabilities that are required to be measured at fair value under NAIC SAP. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants at the measurement date.

ASC 820 requires consideration of three broad valuation techniques (i) the market approach, (ii) the income approach, and (iii) the cost approach. ASC 820 requires that entities determine the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs. ASC 820 prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available. The Company has categorized its assets and liabilities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Company categorizes financial assets and liabilities recorded at fair value on the December 31, 2009 balance sheet as follows:

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A. Significant Accounting Policies (continued)

Fair Value Definition and Hierarchy (continued)

  Level 1 – Unadjusted quoted prices accessible in active markets for identical assets or liabilities at the measurement date. The types of assets and liabilities utilizing Level 1 inputs include common stocks listed in active markets and listed derivatives. Separate accounts classified within this level principally include mutual funds and common stocks.

  Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly through corroboration with observable market data (market-corroborated inputs). The types of assets and liabilities utilizing Level 2 inputs represent options. Certain separate account assets classified as Level 2 are primarily mortgage backed securities (MBS).

  Level 3 – Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Inputs reflect management’s best estimate about the assumptions market participants would use at the measurement date in pricing the asset or liability. Consideration is given to the risk inherent in both the method of valuation and the valuation inputs. The Company held minimal Level 3 assets as of December 31, 2009.

Valuation Techniques

Bonds-Nonrecurring – Bonds that are rated an NAIC 6 or that have been impaired are carried at fair value.

Common stock - Fair values of common stocks are based on unadjusted quoted market prices from pricing services as well as primary and secondary brokers/dealers. Common stocks are categorized into Level 1 of the fair value hierarchy.

Short term investments – consists of money market funds with observable market pricing and are categorized into Level 1.

Derivative assets and liabilities - include option contracts. Fair value of these over the counter (“OTC”) derivative products is calculated using models such as the Black-Scholes option-pricing model, which uses pricing inputs observed from actively quoted markets and is widely accepted by the financial services industry. A substantial majority of the Company’s OTC derivative products use pricing models and are categorized as Level 2 of the fair value hierarchy.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A. Significant Accounting Policies (continued)

Valuation Techniques (continued)

Separate account assets - are categorized into Level 1 where the balances represent mutual funds with observable market pricing and into Level 2 where the balances represent common stocks and bonds carried at estimated fair value.

Presented here is the fair value of all assets and liabilities subject to fair value determination as well as the expanded fair value disclosures required by ASC 820.

	Level 1	Level 2	Level 3	Total
		(In Thousands)
At December 31, 2009
Assets
Bonds	-	851	613	1,464
Common stock	25,285	-	-	25,285
Total debt and equity securities	25,285	851	613	26,749
Short term investments	26,090	-	-	26,090
Derivative assets	226	17,377	-	17,603
Total cash and investments	26,316	17,377	-	43,693
Separate account assets	663,525	34,284	-	697,809
Total assets	715,126	52,512	613	768,251

Liabilities
Derivative liabilities	-	8,984	-	8,984
Total liabilities	-	8,984	-	8,984

	Level 1	Level 2	Level 3	Total
		(In Thousands)
At December 31, 2008
Assets
Bonds	-	4,230	778	5,008
Common stock	22,940	-	-	22,940
Total debt and equity securities	22,940	4,230	778	27,948
Short term investments	12,454	-	-	12,454
Derivative assets	-	3,283	-	3,283
Total cash and investments	12,454	3,283	-	15,737
Separate account assets	559,518	52,234	-	611,752
Total assets	594,912	59,747	778	655,437

Liabilities
Derivative liabilities	-	1,600	-	1,600
Total liabilities	-	1,600	-	1,600

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A. Significant Accounting Policies (continued)

The Table below summarizes the reconciliation of the beginning and ending balances and related changes for the year ended December 31, 2009 for fair value measurements for which significant unobservable inputs were used in determining each instrument’s fair value:

At December 31, 2009
Assets	Beginning	Net	Unrealized	Activity	Transfers	Ending	Assets and
	Balance	Investment		During the	In/Out of	Balance	Liabilities
		Gains/Loss in		period	Level 3		still held at
		earnings		(Purchases,			the reporting
		(Realized and		Issuances,			date
		Unrealized		Sales,
Settlements)
Corporate	-	-	(849)	(14)	1,476	613	-
Private Placements	778	-	-	-	(778)	-	-
Preferred Stock	-	-	-	-	-	-	-
Common Stock	-	-	-	-	-	-	-
Total AFS debt and
equity balance	778	-	(849)	(14)	698	613	-
Other invested assets	-	-	-	-	-	-	-
Total invested assets	778	-	(849)	(14)	698	613	-

The Table below summarizes the reconciliation of the beginning and ending balances and related changes for the year ended December 31, 2008 for fair value measurements for which significant unobservable inputs were used in determining each instrument’s fair value:

At December 31, 2008
Assets	Beginning	Net	Unrealized	Activity	Transfers	Ending		Assets and
	Balance	Investment		During the	In/Out of	Balance		Liabilities
		Gains/Loss in		period	Level 3			still held at
		earnings		(Purchases,				the reporting
		(Realized and		Issuances,				date
		Unrealized		Sales,
Settlements)
Corporate
Private Placements	1,834	(259)	-	(797)		- 778		(259)
Preferred Stock	-	-	-	-		-	-	-
Common Stock	-	-	-	-		-	-	-
Total AFS debt and
equity balance	1,834	(259)	-	(797)		- 778		(259)
Other invested assets	-	-	-	-		-	-	-
Total invested assets	1,834	(259)	-	(797)		- 778		(259)

Asset Valuation Reserve and Interest Maintenance Reserve

The Asset Valuation Reserve (“AVR”) is designed to stabilize unassigned surplus from default losses on bonds, preferred stocks, mortgages, real estate and other invested assets and from fluctuations in the value of common stocks. The AVR is calculated as prescribed by the NAIC.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A. Significant Accounting Policies (continued)

Asset Valuation Reserve and Interest Maintenance Reserve (continued)

The IMR defers interest rate related after-tax capital gains and losses on fixed income investments and amortizes them into income over the remaining lives of the securities sold. IMR amortization is included in net investment income. The Company uses the seriatim method for the amortization of IMR.

Nonadmitted Assets

In accordance with regulatory requirements, certain assets, including certain deferred tax assets, prepaid expenses, furniture and equipment, and internally developed software, are excluded from the balance sheet. The net change in these assets is included in the change in nonadmitted assets and deferred tax asset in the Statements of Changes in Capital and Surplus.

Property and Equipment

Property and equipment is reported at depreciated cost. Real property owned by the Company is primarily depreciated over 40 years straight-line method with a half year convention. Furniture and equipment is depreciated using the straight-line method over five years and three years, respectively. EDP equipment and software is depreciated for a period not exceeding three years (SSAP 79). Property and Equipment is included in other admitted assets on the Balance Sheet.

Corporate Owned Life Insurance

The Company holds life insurance contracts on certain members of management and other key individuals. The total cash surrender value of these Corporate Owned Life Insurance (“COLI”) contracts was $162.4 million and $157.5 million at December 31, 2009 and 2008, respectively, and is included in other assets. COLI income includes the net change in cash surrender value and any benefits received. COLI income was $7.3 million, $3.2 million, and $5.4 million in 2009, 2008, and 2007, respectively, and is included in other income.

Recognition of Insurance Income and Related Expenses

Annual premiums and related reserve increases on traditional life insurance policies are recorded at each policy anniversary. Premiums and related reserve increases on annuity contracts and universal life policies are recorded when premiums are collected. Premiums from disability income policies are recognized as revenue over the period to which the premiums relate. Commissions and other policy and contract costs are expensed as incurred. First-year policy and contract costs and required additions to policy and contract reserves generally exceed first-year premiums.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A. Significant Accounting Policies (continued)

Benefit Reserves

Policy reserves for life, annuity and disability income contracts are developed using NAIC SAP. Actuarial factors used in determining life insurance reserves are based primarily upon the 1958, 1980, and 2001 Commissioners' Standard Ordinary (“CSO”) mortality tables. Methods used to calculate life reserves consist primarily of net level premium, Commissioners' Reserve Valuation Method, and modified preliminary term, with valuation interest rates ranging from 2.0% to 6.0%.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves.

Extra premiums are charged for substandard lives in addition to the gross premium for a true age. Reserves are determined by computing mean reserves using standard mortality, then calculating a substandard extra reserve. Where the extra premium is a flat rate, the extra reserve is equal to one-half the flat extra premium charge for the year. For policies with a percentage extra rating, the extra reserve is defined as the difference between mean reserves calculated using standard valuation mortality and mean reserves calculated using valuation mortality adjusted by the percentage rating. No substandard extra reserves are held after 20 years.

Reserves for individual annuities are determined principally using the Commissioners' Annuity Reserve Valuation Method, based on A-1949, 1983, and 2000 annuity tables with valuation interest rates from 2.0% to 9.0%. Liabilities for losses and loss/claim adjustment expenses for accident and health contracts are estimated by using statistical claim development models. Active life disability income reserves are determined primarily using the Commissioners' Disability 1964 table with the 1958 CSO mortality table and Commissioners' Individual Disability Table A morbidity tables with the 1980 CSO mortality tables. Valuation interest rates for active life reserves range from 3.0% to 6.0%. Disability income reserves are based on expected experience at 4.5% interest and exceed statutory minimum reserves. The Company anticipates investment income as a factor in the premium deficiency calculation. Tabular components of reserves are calculated in accordance with NAIC instructions and, as appropriate, have been compared to related contract rates for reasonableness.

As of December 31, 2009 and 2008, the Company had $2.8 billion and $3.1 billion, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the Department. At December 31, 2009 and 2008, reserves on the above in force insurance totaled $68.0 million and $73.1 million, respectively, and are included in policy reserves.

Policy and Contract Claims

Unpaid claims on accident and health policies represent the estimated ultimate net cost of all reported and unreported claims incurred through December 31. The Company discounts its claim reserves for long-term disability using disability tables and discount rates approved by the Department. Reserves for unpaid claims are estimated using individual case-basis valuations and statistical analyses. Those

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A. Significant Accounting Policies (continued)

Policy and Contract Claims (continued)

estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that the reserves for unpaid claims are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.

Reinsurance

Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

Guaranty Fund and Other Assessments

A liability for guaranty fund and other assessments is accrued after an insolvency has occurred.

Dividends to Policyholders

The Company issued all of its traditional life insurance and certain annuity policies on a participating basis. The Company's universal life policies, most annuities, and disability income policies are issued on a non-participating basis. Term life insurance, while on a participating basis, currently receives no dividend. Liabilities for policyholders’ dividends primarily represent amounts estimated to be paid or credited in the subsequent year. The amount of policyholder dividends to be distributed is based upon a scale which seeks to reflect the relative contribution of each group of policies to the Company’s overall operating results. The dividend scale is approved annually by the Company’s Board of Directors.

Separate Accounts

Separate account assets represent segregated funds held for the benefit of certain variable annuity, variable life, pension policyholders, and the Company's pension plans. Separate account liabilities represent the policyholders’ share of separate account assets. The Company also participates in certain separate accounts. Policy values funded by separate accounts reflect the actual investment performance of the respective accounts and are generally not guaranteed.

Investments held in the separate accounts are primarily common stocks, bonds, mortgage loans, and real estate and are carried at fair value.

The Company had approximately $0.9 million and $2.6 million of reserves for minimum death benefit guarantees on variable annuities at December 31, 2009 and 2008, respectively. These benefits include a provision that allows withdrawals by policyholders to adjust the death benefit guarantee on a "dollar for dollar" basis, which increases the risk profile of this benefit. Partial withdrawals from policies issued after November 1, 2003 will use the pro-rata method subject to state approval. Policyholder partial withdrawals to date have not been significant. The Company assumes no partial withdrawals in its

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A. Significant Accounting Policies (continued)

Separate Accounts (continued)

calculation of minimum death benefit guarantee reserves, but does include partial withdrawals in asset adequacy testing.

Federal Income Taxes

The Company files its federal income tax returns as a member of a consolidated federal income tax return of its upstream parent NLHC and other affiliated subsidiaries. Under a written tax sharing agreement approved by the Board of Directors, taxes are allocated among members of the group based upon separate return calculations with current benefit for net losses and tax credits to the extent utilized in the consolidated income tax return.

Deferred income tax assets and liabilities are recognized based upon temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws. Deferred income tax assets are subject to admissibility criterion based upon the expected reversal of temporary timing differences, the Company’s level of capital and surplus, and any deferred income tax liabilities. Unrealized gains and losses are presented net of related changes in deferred taxes. The net change in other deferred taxes is recorded in adjustments to unassigned surplus.

Subsequent Events

The Company has evaluated events subsequent to December 31, 2009 and through the consolidated financial statement issuance date of April 30, 2010. The Company has not evaluated subsequent events after the issuance date for presentation in these consolidated financial statements.

Adoption of New Accounting Standards

SSAP No. 10R - Income Taxes, Revised

In November 2009, the NAIC adopted a temporary revision to SSAP No. 10, Income Taxes. The guidance extended the loss carrybacks to reverse during a timeframe corresponding with IRS tax loss carryback provisions, not to exceed 3 years; and the lesser of the amount of gross DTAs to be realized within three years of the balance sheet date, or fifteen percent of statutory capital and surplus. The Company adopted this guidance effective December 31, 2009. The adoption of SSAP No. 10R resulted in additional surplus of $48.7 million for the Company.

SSAP No. 43R - Loan-Backed and Structured Securities, Revised

In September 2009, the NAIC adopted SSAP No. 43R, Loan-Backed and Structured Securities. SSAP No. 43R makes revisions to the accounting guidance for recording other-than-temporary impairments on loan-backed and structured securities. New valuation procedures are addressed for these type of securities as well as a re-valuation of the carrying value of the securities based on the change in the original estimated cash flows. For impaired securities, SSAP No. 43R changes the statutory accounting model for loan-backed and structured securities from an undiscounted cash flow model to a model that

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A. Significant Accounting Policies (continued)

SSAP No. 43R - Loan-Backed and Structured Securities, Revised (continued)

requires the reporting entity to write down the carrying value of a loan-backed or structured security to fair value for any decline in fair value below the amortized cost that is determined to be other-than-temporary ("OTTI"). OTTI is evaluated from the standpoint of an unrealized loss position for which management determines the reporting entity's intention to sell the security or that the entity does not have the intent and ability to retain the security for a period of time sufficient to recover the amortized cost basis.

The Company adopted this guidance effective December 31, 2009. The adoption of this statement did not have a material impact on the Company.

Future Adoption of New Accounting Standards

SSAP No. 100 - Fair Value Measurements

In December 2009, the NAIC adopted SSAP No. 100, Fair Value Measurements. The guidance adopts ASC 820, Fair Value Measurements, with minor revisions. SSAP No. 100 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The guidance is effective for December 31, 2010 although early adoption is permitted. The Company has not early adopted this guidance.

Subsequent Events

In May 2009, the FASB issued an accounting standard intended to establish general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. In particular, this accounting standard requires companies to disclose the date through which they have evaluated subsequent events and the basis for that date, as to whether it represents the date the financial statements were issued or were available to be issued. It also provides guidance regarding circumstances under which companies should and should not recognize events or transactions occurring after the balance sheet date in their financial statements. This accounting standard also includes disclosure requirements for certain events and transactions that occurred after the balance sheet date, which were not recognized in the financial statements. This accounting standard is effective for interim and annual periods ending after June 15, 2009. The Company adopted this accounting standard in the second quarter of 2009. The adoption of this accounting standard, which was subsequently codified into ASC Topic 855, “Subsequent Events,” had no material impact on the Company’s results of operations, financial position, and liquidity.

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of admitted assets, liabilities, income, and expenses, and related disclosures in the notes to financial statements. Actual results could differ from estimates.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A. Significant Accounting Policies (continued)

Reclassifications

Certain 2008 amounts have been reclassified to conform to the 2009 presentation.

B. Business Combinations

On July 2, 1999, National Financial Services (“NFS”), a wholly-owned subsidiary of the Company, acquired the outstanding one-third interest in LSW National Holdings, Inc. (“LSWNH”), the parent of Dallas, Texas based Life Insurance Company of the Southwest (“LSW”). NFS had previously purchased a two-thirds interest in LSWNH in February 1996. LSW is licensed in 49 states and specializes in the sale of individual annuities and universal life insurance. The transactions were accounted for as statutory purchases.

C. Investments

The amortized cost and the fair value of investments in bonds and preferred stocks are summarized as follows:

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
		(In Thousands)
At December 31, 2009
Bonds:
U.S. government obligations	$ 336,318	$ 584	$ 17,545	$ 319,357
Government agencies, authorities
and subdivisions	46,328	4,336	281	50,383
Corporate:
Communications	363,330	24,252	3,560	384,022
Consumer & retail	569,328	31,879	7,002	594,205
Financial institutions	590,072	30,718	31,069	589,721
Industrial and chemicals	377,517	22,827	4,172	396,172
Other corporate	9,460	1,648	-	11,108
REITS	70,161	1,376	3,929	67,608
Transportation	60,182	8,170	41	68,311
Utilities	714,015	42,907	8,073	748,849
Total corporate	2,754,065	163,777	57,846	2,859,996
Private placements	475,241	21,219	4,574	491,886
Mortgage-backed securities	1,510,033	60,942	50,738	1,520,237
Total bonds	5,121,985	250,858	130,984	5,241,859

Preferred stocks	30,873	-	3,027	27,846
	$ 5,152,858	$ 250,858	$ 134,011	$ 5,269,705

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

C. Investments (continued)

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
		(In Thousands)
At December 31, 2008
Bonds:
U.S. government obligations	$ 7,844	$ 1,161	$ –	$ 9,005
Government agencies, authorities
and subdivisions	20,989	988	–	21,977
Corporate:
Communications	348,582	9,736	38,937	319,381
Consumer & retail	390,318	7,393	33,151	364,560
Financial institutions	505,459	7,433	90,776	422,116
Industrial and chemicals	462,936	3,163	76,056	390,043
Other corporate	49,647	6,737	–	56,384
REITS	75,138	–	27,971	47,167
Transportation	91,930	2,890	6,447	88,373
Utilities	565,098	5,326	56,717	513,707
Total corporate	2,489,108	42,678	330,055	2,201,731

Private placements	466,151	5,651	38,346	433,456
Mortgage-backed securities	1,780,633	29,927	61,451	1,749,109
Total bonds	4,764,725	80,405	429,852	4,415,278

Preferred stocks	45,092	–	15,740	29,352
	$ 4,809,817	$ 80,405	$ 445,592	$ 4,444,630

A summary of the amortized cost and fair value of investments in bonds at December 31, 2009, by contractual maturity, is as follows:

	Amortized	Fair
	Cost	Value
	(In Thousands)
Years to maturity:
One or less	$ 82,302	$ 84,182
After one through five	812,057	849,265
After five through ten	1,527,433	1,589,781
After ten	1,190,159	1,198,393
Mortgage-backed securities	1,510,034	1,520,238
Total	$ 5,121,985	$ 5,241,859

The expected maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

C. Investments (continued)

The gross unrealized gains and losses on, and the cost and fair value of, the Company’s investments in common stocks are summarized as follows:

		Gross Unrealized	Gross Unrealized
	Cost	Gains	Losses	Fair Value
		(In Thousands)
At December 31, 2009:
Unaffiliated common stocks	$ 25,621	$ 172	$ 508	$ 25,285
Affiliated common stock	317,764	144,545	-	462,309
Total common stocks	$ 343,385	$144,717	$ 508	$ 487,594

At December 31, 2008:
Unaffiliated common stocks	$ 28,141	$ 602	$ 5,802	$ 22,941
Affiliated common stock	317,764	72,357	–	390,121
Total common stocks	$ 345,905	$ 72,959	$ 5,802	$ 413,062

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

C. Investments (continued)

The following table shows investment gross unrealized losses and fair value (after the effect of other-than-temporary impairments), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position at December 31, 2009 and 2008:

	Less Than 12 Months		12 Months or More		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair Value	Losses	Fair Value	Losses	Fair Value	Losses
At December 31, 2009			(In Thousands)
Bonds:
U.S. government obligations	$ 311,435	$ 17,545	$ -	$ -	$ 311,435	$ 17,545
Government agencies, authorities
and subdivisions	14,423	281	-	-	14,423	281
Corporate:
Communications	19,125	285	41,001	3,275	60,126	3,560
Consumer & retail	79,236	2,248	45,673	4,754	124,909	7,002
Financial institutions	48,867	2,714	179,293	28,354	228,160	31,068
Industrial and chemicals	59,321	1,022	46,284	3,150	105,605	4,172
Other corporate	-	-	-	-	-	-
REITS	8,636	163	23,183	3,766	31,819	3,929
Transportation	2,460	41	-	-	2,460	41
Utilities	65,936	1,439	79,478	6,634	145,414	8,073
Total corporate	283,581	7,912	414,912	49,933	698,493	57,845

Private placements	5,106	59	94,884	4,516	99,990	4,575
Mortgage-backed securities	333,346	14,414	40,809	36,324	374,155	50,738
Total bonds	947,891	40,211	550,605	90,773	1,498,496	130,984

Common stocks	2,191	17	11,757	491	13,948	508
Preferred stocks	-	-	27,847	3,027	27,847	3,027
	$ 950,082	$ 40,228	$ 590,209	$ 94,291	$1,540,291	$ 134,519

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

C. Investments (continued)

	Less Than 12 Months		12 Months or More		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair Value	Losses	Fair Value	Losses	Fair Value	Losses
At December 31, 2008			(In Thousands)
Bonds:
U.S. government obligations	$ -	$ -	$ -	$ -	$ -	$ -
Government agencies, authorities	-	-	-	-	-	-
and subdivisions
Corporate:
Communications	154,997	20,090	39,626	18,847	194,623	38,937
Consumer & retail	152,496	12,230	53,187	20,921	205,683	33,151
Financial institutions	162,199	31,777	178,304	58,999	340,503	90,776
Industrial and chemicals	227,810	41,407	97,609	34,649	325,419	76,056
Other corporate	-	-	-	-	-	-
REITS	14,244	7,235	32,923	20,736	47,167	27,971
Transportation	36,214	3,131	3,553	3,316	39,766	6,447
Utilities	252,263	30,363	131,167	26,354	383,430	56,717
Total corporate	1,000,223	146,233	536,369	183,822	1,536,592	330,055

Private placements	308,540	33,403	23,388	4,943	331,928	38,346
Mortgage-backed securities	345,925	39,876	5,367	21,575	351,292	61,451
Total bonds	1,654,688	219,512	565,124	210,340	2,219,812	429,852

Common stocks	128	21	12,186	5,781	12,314	5,802
Preferred stocks	25,359	14,753	3,993	987	29,352	15,740
	$1,680,175	$234,286	$ 581,303	$ 217,108	$2,261,478	$ 451,394

Of the $40.2 million total unrealized losses on debt securities in the less than 12 months category at December 31, 2009, $17.5 million total unrealized losses are in US Treasury securities and $7.9 million total unrealized losses on the corporate bond portfolio are concentrated in the financial institutions, consumer & retail and utilities sectors. In 2009, the JPMorgan US Liquid Index (“JULI”), an investment grade corporate bond index tightened by approximately 360 basis points from 522 basis points at the beginning of the year to 162 basis points at the end of the year. Over the same time period, the JP Morgan Domestic high yield corporate bond index tightened by approximately 1,067 basis points from a beginning level of 1,724 basis points to a year end level of 657. This spread tightening is attributed to the stabilization in the global economy and the corresponding decrease in the corporate bond default rate.

MBSs are primarily attributable for another $14.4 million of the $40.2 million unrealized losses on debt securities as of December 31, 2009. The decline in market value of these agency securities pertained primarily to interest rate increases, for which $36.3 million of MBS losses have been in a loss position for 12 months or more. The Company believes that the current matrix pricing, based on market observable transactions for similar securities, reflects both

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

C. Investments (continued)

distressed sales and sales of securities that do not have all of the same characteristics as the Company’s MBS holdings, and therefore, is not completely indicative of the fair value of the Company’s MBS positions. There are considerations, such as concentration risk, underwriting, geographical diversification, property type diversification and quality of underlying cash flows that the Company considers when determining whether a pricing decline is temporary in nature. The Company has the intent and ability to hold these securities until they recover and will continue to monitor these holdings for any underlying deterioration in future quarters that would indicate that an individual security will not recover, at which time the Company will record OTTI as appropriate.

Of the $90.8 million unrealized losses on debt securities in the more than 12 months category at December 31, 2009, $50.0 million was in the corporate bond portfolio. The unrealized losses are concentrated in the financial institutions, utilities and consumer & retail sectors. As noted in the earlier comments about the less than 12 month category, the main reason for the unrealized losses in this group was the market spread tightening caused by the stabilization in the global economy and the corresponding decrease in the corporate bond default rate. Based on the facts and circumstances surrounding the individual securities, the Company’s assessment around the probability of all contractual cash flows and the Company’s ability and intent to hold the individual securities to maturity or recovery, the Company believes that the unrealized losses on these bonds at December 31, 2009 are temporary.

The Company recorded $17.3 million and $26.9 million of impairments on bonds in 2009 and 2008, respectively. There were no impairments recognized on preferred stock in 2009 and $7.0 million of impairments on preferred stock in 2008

Mortgage Loans and Real Estate

The distributions of mortgage loans and real estate at December 31 were as follows:

	2009	2008
Geographic Region
New England	1.8%	1.6%
Middle Atlantic	2.3	2.5
East North Central	15.5	16.6
West North Central	9.0	9.5
South Atlantic	27.5	27.0
East South Central	2.2	2.1
West South Central	13.5	12.7
Mountain	9.2	9.7
Pacific	19.0	18.3
	100.0%	100.0%

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

C. Investments (continued) Mortgage Loans and Real Estate (continued)

	2009	2008
Property Type
Apartment	18.7%	18.5%
Retail	12.2	12.2
Office Building	37.9	39.0
Industrial	26.7	26.1
Hotel/Motel	0.6	0.6
Other Commercial	3.9	3.6

	100.0%	100.0%

The distribution of mortgage loan book values, classified by scheduled year of contractual maturity as of December 31, 2009 and 2008, is shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties.

	2009	2008

1 year or less	5.7%	4.8%
Over 1 through 3 years	11.9	6.0
Over 3 through 5 years	23.9	21.0
Over 5 through 10 years	40.3	48.2
Over 10 through 15 years	8.0	9.7
Over 15 through 20 years	8.4	8.2
Over 20 years	1.8	2.1

Total	100.0%	100.0%

The estimated fair value of mortgage loans at December 31, 2009 and 2008 was $732.9 million and $771.5 million, respectively. The fair value of mortgages was estimated as the average of the present value of future cash flows under different scenarios of future mortgage interest rates (including appropriate provisions for default losses) and related changes in borrower prepayments.

During 2009 the Company did not originate any mortgage loans. The maximum and minimum lending rates for mortgage loans during 2008 were 6.61% and 6.17%. During 2009 and 2008, the Company did not reduce the interest rate on any outstanding mortgage loans.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

C. Investments (continued)

Mortgage Loans and Real Estate (continued)

Mortgage loans and related valuation allowances at December 31 were as follows:

	2009	2008
	(In Thousands)
Unimpaired loans	$736,963	$ 810,734
Impaired loans without valuation allowances	-	–
Subtotal	736,963	810,734
Impaired loans with valuation allowances	14,217	–
Related valuation allowances	(3,015)	–
Subtotal	11,202	–

Total	$748,165	$ 810,734

The Company reviews loans for impairment based on but not limited to deteriorating market conditions, significant changes in debt coverage and loan to value ratios and borrower specific credit issues. When the company determines that based on this current information and events, that it is probable that it will be unable to collect all amounts due according to the contractual terms, the Company measures an impairment based on the difference between the estimated fair market value of the underlying collateral less recovery costs and the recorded investment in the loan and sets up a valuation allowance for the impaired loan with a corresponding charge to unrealized gain or loss. The Company continues to accrue interest as due on these loans until such point it is deemed uncollectible. If there is a significant change in the estimated fair value of the collateral, then the valuation allowance is adjusted accordingly. If the impairment is deemed to be other than temporary in nature, a direct write-down of the loan is recognized as a realized loss. This new cost basis is not adjusted for subsequent change, in the fair value of the underlying collateral. Loans that have been directly written down recognize interest income on a cash basis.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

C. Investments (continued)

Net Investment Income

Major categories of the Company’s net investment income are summarized as follows:

	Year ended December 31
	2009	2008	2007
		(In Thousands)
Income
Bonds	$307,223	$308,313	$307,296
Preferred stocks	2,372	3,672	6,063
Common stocks, unaffiliated	246	239	1,580
Common stocks, affiliated	-	–	–
Mortgage loans	51,798	60,554	61,915
Real estate*	9,214	8,920	8,369
Contract loans	34,182	33,183	33,182
Short-term investments and cash	85	755	2,815
Other invested assets	1,128	4,489	15,974
Options/futures	4,769	(5,356)	(368)
Other	243	543	2,606
Total investment income	411,260	415,312	439,432
Expenses
Depreciation	2,015	1,955	1,923
Other	8,630	11,213	10,651
Total investment expenses	10,645	13,168	12,574
Net investment income	$400,615	$402,144	$426,858

* Includes amounts for the occupancy of company-owned property of $5,662, $5,681 and $5,182, in 2009, 2008, and 2007, respectively.

There was no nonadmitted accrued investment income at December 31, 2009, 2008 and 2007.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

C. Investments (continued)

Net Realized Gains and Losses

Realized capital gains and losses are reported net of federal income taxes and amounts transferred to the IMR as follows:

	2009	2008	2007
		(In Thousands)
Bonds and other debt securities
Gross gains	$ 50,696	$ 12,883	$ 3,368
Gross losses	(29,341)	(31,281)	(13,756)
Preferred stocks, unaffiliated
Gross gains	–	–	1,959
Gross losses	–	(7,518)	(591)
Common stocks, unaffiliated
Gross gains	743	145	7,865
Gross losses	(2,126)	(1,169)	(126)
Common stocks, affiliated
Gross losses	–	–	–
Other
Gross gains	2	70	850
Gross losses	(28,567)	(5,552)	(543)
Net realized capital losses	(8,593)	(32,422)	(974)
Amount transferred to IMR	(42,602)	(10,404)	9,465
	(51,195)	(42,826)	8,491
Less federal income taxes on realized capital
gains (losses) before effect of transfer to IMR	9,403	9,478	(5,955)
Net realized capital losses	$ (41,792)	$ (33,348)	$ 2,536

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

C. Investments (continued) Loaned Securities

Cash collateral collected from borrowers on securities loaned totaled $50.7 million and $68.2 million at December 31, 2009 and 2008, respectively. This represents gross collateralization of 102% of market value of securities on loan for the years ended December 31, 2009 and 2008. The amount of collateral received was $50.7 million and $68.2 million and the fair value of the securities loaned was $49.7 million and $66.9 million for the years ended December 31, 2009 and 2008, respectively. The Company’s earnings with respect to its modified securities lending program were $0.1 million less expenses of $0.0 million in 2009 and $0.4 million less expenses of $0.1 million in 2008.

These investments are reviewed at least quarterly to determine if market declines are other than temporary in accordance with Statutory Accounting Principles. If the decline is deemed to be other-than-temporary (“OTTI”) in nature, the Company recognizes a realized loss, adjusting the cost basis to the market value of the security at the time of the impairment. The Company recognized OTTI of approximately $1.8 million as if December 31, 2009 and $5.1 million as of December 31, 2008, on the securities lending reinvested collateral.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

C. Investments (continued) Loan-Backed Securities

Prepayment assumptions used in the calculation of the effective yield and valuation of loan-backed bonds and structured securities are based on available industry sources and information provided by lenders. The retrospective adjustment methodology is used for the valuation of securities held by the Company.

Joint Ventures, Partnerships and Limited Liability Companies

The Company has no investments in joint ventures, partnerships or limited liability companies that exceed 10% of its admitted assets.

The Company recorded $18.6 million and $0.4 million of impairments on non-public joint ventures in 2009 and 2008, respectively. These joint ventures have underlying characteristics of common stock. Fair values utilized in determining impairments were determined by the Company based on the joint venture’s operating results.

Repurchase Agreements

The Company also periodically enters into repurchase agreements on U.S. Treasury securities to enhance the yield of its bond portfolio. These transactions are accounted for as financings as the securities received at the end of the repurchase period are identical to the securities transferred. Any repurchase liability is included in other liabilities. There were no open transactions at December 31, 2009 or 2008.

D. Nonadmitted Assets

The Company’s nonadmitted assets at December 31 are as follows:

	2009	2008
	(In Thousands)
Net deferred tax asset	$ 68,182	$ 87,986
Furniture and equipment	2,786	3,053
Software applications	14,667	12,903
Prepaid pension asset	23,262	18,651
Prepaid expenses	2,843	3,946
Other	2,114	5,684
Total nonadmitted assets	$ 113,854	$ 132,223

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

E. Investment Products

The Company issues several investment products, including flexible premium annuities, single premium deferred annuities and supplementary contracts not involving life contingencies. The book value of liabilities for these investment products was $791.5 million and $728.5 million at December 31, 2009 and 2008, respectively. The fair value of liabilities for these investment products was $764.2 million and $704.8 million at December 31, 2009 and 2008, respectively. The fair value of these liabilities was estimated as the average of the present value of future cash flows under different scenarios of future interest rates of A-rated corporate bonds and related changes in premium persistency and surrenders.

F. Reinsurance

For individual life products sold beginning in August 2004, the company increased the amount it retains to $2.0 million of risk on any person. Prior to that and beginning January 1, 2002, the Company generally retained no more than $1.0 million of risk on any person (excluding accidental death benefits and dividend additions). Reinsurance for life products is ceded under yearly renewable term, coinsurance, and modified coinsurance agreements with various reinsurers. Total individual life premiums ceded were $49.2 million, $47.3 million, and $47.1 million for the years ended December 31, 2009, 2008, and 2007, respectively, and are included as a reduction of premium and annuity considerations. Total individual life insurance ceded was $20.4 billion and $21.0 billion of the $42.2 billion and $43.2 billion in force at December 31, 2009 and 2008, respectively. The Company has assumed a small amount of yearly renewable term reinsurance from non-affiliated insurers.

At December 31, 2009 and 2008, the Company did not have ownership or control over any non-affiliated reinsurers, and there were no policies reinsured outside the United States with companies owned or controlled by an affiliated entity. There were no unilaterally cancelable reinsurance agreements (for reasons other than for nonpayment of premium or other similar credits) in effect at December 31, 2009 and 2008. As of December 31, 2009 and 2008, the Company recorded a reserve credit for reinsurance of $116.0 million and $110.0 million, respectively, related to reinsurance contracts with Swiss Re.

No reinsurance agreements were in force at December 31, 2009 and 2008 which would likely result in a payment to the reinsurer in excess of the total direct premiums collected. No new reinsurance agreements were enacted during the year which included life insurance policies inforce at the end of the previous year.

Disability income products are significantly reinsured under coinsurance and modified coinsurance agreements primarily with Unum Provident Corporation (“UNUM”) where the Company cedes 80% of the experience risk on the block of business. The Company pays UNUM

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

F. Reinsurance (continued)

an interest rate of 7% on the reserves held by the Company. Total disability income premiums ceded in 2009, 2008, and 2007 were $28.8 million, $30.6 million and $32.1 million, respectively.

In 2007, a number of assumptions used in the calculation of the Company’s disability income reserves were revised, resulting in disability income reserves being increased by $21.2 million. This increase in reserves resulted in $16.5 million in cash being transferred to the Company from UNUM. The net amount of approximately $4.7 million was charged directly to capital and surplus in 2007. The effect of the change in 2008 was a $13.1 million increase in reserves with $9.6 million in cash being transferred to the company from UNUM. The net amount of approximately $3.4 million was charged to capital and surplus.

In 2009, a number of assumption changes to life insurance and annuity product resulted in a $2.4 million increase in reserves. The $2.4 million was charged to capital and surplus.

The Company would be liable with respect to any ceded insurance should any reinsurer be unable to meet its assumed obligations.

The Company’s reinsurance treaties meet risk transfer criteria to qualify for reinsurance accounting treatment as prescribed by the Department.

G. Federal Income Taxes

NLHC files a consolidated tax return which includes all of its downstream subsidiaries including the Company. The method of allocation for federal income tax expense between the companies is pursuant to a written agreement approved by the Board of Directors. Allocation is based upon separate return calculations with current benefit for net losses and tax credits to the extent utilized in the consolidation income tax return. Intercompany tax balances are settled periodically.

At December 31, 2009, the Company elected to admit deferred tax assets pursuant to SSAP No. 10R, Income Taxes, paragraph 10.(e). This election was not available in prior year and therefore not made at December 31, 2008.

The increased amount, by tax character, of admitted adjusted gross DTA’s resulting from paragraph 10(e):

(In Thousands)
Ordinary	$48,680
Capital	-
Total increase in admitted adjusted gross DTA’s	$48,680

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

G. Federal Income Taxes (continued)

The components of the net deferred tax asset/ (liability) at December 31 are as follows:

		2009			2008
	Ordinary	Capital	Total	Ordinary	Capital	Total
			(In Thousands)

Gross deferred tax assets	$ 242,043	$ 16,792	$258,835	$ 239,089	$ 3,516	$242,605

Valuation allowance	-	-	-	-	-	-
Adjusted gross deferred tax assets	242,043	16,792	258,835	239,089	3,516	242,605
Gross deferred tax liabilities	(54,708)	(1,521)	(56,229)	(39,016)	(45,347)	(84,363)
Net deferred tax asset/ (liability)	$ 187,335	$ 15,271	$202,606	$ 200,073	$(41,831)	$158,242

Admitted pursuant to para. 10.a.	-	4,520	4,520	7,259	-	7,259

Paragraph 10.b.i.	81,224	-	81,224	62,997	-	62,997
Paragraph 10.b.ii.	N/A	N/A	97,679	N/A	N/A	68,706

Admitted pursuant to para. 10.b.	81,224	-	81,224	62,997	-	62,997
Admitted pursuant to para. 10.c.	54,708	1,521	56,229	80,847	3,516	84,363
Total admitted without election	$ 135,932	$ 6,041	$141,973	$ 151,103	$ 3,516	$154,619

Admitted pursuant to para. 10.e.i	-	4,520	4,520	N/A	N/A	N/A
Paragraph 10.e.ii.a.	129,904	-	129,904	N/A	N/A	N/A
Paragraph 10.e.ii.b.	N/A	N/A	146,519	N/A	N/A	N/A
Admitted pursuant to para. 10.e.ii.	129,904	-	129,904	N/A	N/A	N/A
Admitted pursuant to para. 10.e.iii.	54,708	1,521	56,229	N/A	N/A	N/A
Total admitted with election	$ 184,612	$ 6,041	$190,653	N/A	N/A	N/A

Nonadmitted deferred tax asset	(57,431)	(10,751)	(68,182)	(87,986)	-	(87,986)
Net admitted deferred tax asset/ (liability)	$ 129,904	$ 4,520	$134,424	$ 112,088	$(41,832)	$ 70,256

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

G. Federal Income Taxes (continued)

The change in the components of the net deferred tax asset/(liability) from prior year is as follows:

		Change
	Ordinary	Capital	Total
		(In Thousands)
Gross deferred tax assets	$ 2,954	$ 13,276	$16,230
Valuation allowance	-	-	-
Adjusted gross deferred tax assets	2,954	13,276	16,230
Gross deferred tax liabilities	(15,692)	43,826	28,134
Net deferred tax asset/ (liability)	$ (12,738)	$ 57,102	$ 44,364

Admitted pursuant to para. 10.a.	(7,259)	4,520	(2,739)
Paragraph 10.b.i.	18,227	-	18,227
Paragraph 10.b.ii.	N/A	N/A	28,973
Admitted pursuant to para. 10.b.	18,227	-	18,227
Admitted pursuant to para. 10.c.	(26,139)	(1,995)	(28,134)
Total admitted without election	$ (15,171)	$ 2,525	$(12,646)

Admitted pursuant to para. 10.e.i	-	4,520	4,520
Paragraph 10.e.ii.a.	129,904	-	129,904
Paragraph 10.e.ii.b.	N/A	N/A	146,519
Admitted pursuant to para. 10.e.ii.	129,904	-	129,904
Admitted pursuant to para. 10.e.iii.	54,708	1,521	56,229
Total admitted with election	$ 184,612	$ 6,041	$190,653

Nonadmitted deferred tax asset	30,555	(10,751)	19,804
Net admitted deferred tax asset/ (liability)	$ 17,817	$ 46,351	$ 64,168

The following statutory balances increased as a result of the election:

	Without Election	With Election	Increase
		( In Thousands)
Admitted deferred tax assets	$ 85,743	$134,424	$ 48,680
Admitted assets	8,452,517	8,501,197	48,680
Statutory surplus	1,085,523	1,134,203	48,680
Total adjusted capital	1,181,290	1,229,970	48,680
Authorized control level	152,425	152,425

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

G. Federal Income Taxes (continued)

Federal current income taxes incurred consists of the following major components:

	2009	2008
	(In Thousands)
Tax (benefit) on operations	$ 2,018	$(10,408)
Tax (benefit) on realized capital gains/losses	6,070	(5,559)
Total federal income taxes incurred	$ 8,088	$ (15,968)

The components of deferred tax assets and liabilities are as follows:

	2009	2008	Character
Deferred Tax Assets:	(In Thousands)
Deferred acquisition costs	$ 55,767	$ 57,762	Ordinary
Reserves	79,622	82,474	Ordinary
Policyholder dividends	24,030	23,056	Ordinary
Capital invested assets	16,792	3,516	Capital
Ordinary invested assets	-	5,461	Ordinary
Employee benefits	70,869	62,893	Ordinary
Other	11,755	7,443	Ordinary
Total deferred tax assets	$ 258,835	$242,605
Nonadmitted deferred tax assets	(68,183)	(87,986)
Admitted deferred tax assets	$ 190,652	$ 154,619

Deferred Tax Liabilities:
Deferred and uncollected premiums	$ 23,594	$ 25,056	Ordinary
Deferred intercompany gain	-	38,279	Capital
Capital invested assets	1,521	7,068	Capital
Ordinary invested assets	6,072	-	Ordinary
Reserves	2,638	3,015	Ordinary
Real estate	4,496	4,295	Ordinary
Employee benefits	10,766	6,650	Ordinary
Other	7,142	-	Ordinary
Total deferred tax liabilities	$ 56,229	$ 84,363
Net admitted deferred tax asset (liability)	$ 134,424	$ 70,256

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

G. Federal Income Taxes (continued)

The change in deferred income taxes is comprised of the following:

	2009	2008	Change
		(In Thousands)
Gross deferred tax assets	$ 258,835	$242,605	$ 16,230
Gross deferred tax liabilities	(56,229)	(84,363)	28,134
Net deferred tax asset	$ 202,606	$158,242	$ 44,364
Less: Tax effect of unrealized gains/losses			(911)
Less: Tax effect of non-admitted assets			502
Less: Tax effect of min. pension obligation			(2,150)
Less: Tax effect of other surplus items			600
Adjusted change in net deferred taxes			$ 46,323

The Company’s total provision for income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate of 35% to pretax income. The significant items causing this difference are as follows:

2009
(In Thousands)
Pre-tax income computed at statutory rate	$ 8,337
Amortization of IMR	(1,049)
Adjustments for prior year tax return	1,576
Adjustment to prior year deferred tax liabilty	(38,279)
Dividends received deduction	(1,967)
COLI	(2,778)
Tax credits	(3,787)
Other	(288)
Total	$ (38,235)

Total current income taxes incurred	$ 8,088
Adjusted incr. (decr.) in net deferred taxes	46,323
Total income tax incurred	$ (38,235)

In July 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109” (“ASC 740-10”). The NAIC is still evaluating the applicability of ASC 740-10 to statutory financial reporting. Because statutory guidance has not been issued, the Company has not yet determined the statutory impact of adoption on its statutory financial statements. The Company continues to recognize tax benefits and related reserves in accordance with SSAP No. 5, “Liabilities, Contingencies and Impairments of Assets”.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

G.	Federal Income Taxes (continued)
A	reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows

(in thousands):

2009
(In Thousands)
Balance, beginning of year	$260
Additions based on tax positions related to the current year	40
Additions for tax positions of prior years	(40)

Balance, end of year	$ 260

The entire liability for unrecognized tax benefit balance as of December 31, 2009, if recognized, would impact the Company’s effective rate. It is likely that the amount of unrecognized tax benefits will decrease by $40,000 within the next twelve months as a result of the expiration of the statute of limitations.

The Company recognizes interest and penalties related to unrecognized tax benefits in tax expense. During the years ended December 31, 2009 and December 31, 2008, the Company has recognized approximately $0.4 million and $0.7 million in interest expense and penalties, respectively. The Company has approximately $1.2 million and $0.8 million accrued for interest and penalties at December 31, 2009 and December 31, 2008 respectively.

The following are income taxes incurred in the current and prior years that will be available for recoupment in the event of future net losses:

(In Thousands)
2009	$ –
2008	$ –
2007	$ 7,250

During 2007, the IRS completed federal exams for tax years prior to 2005. In 2009, the statute of limitations expired for tax year ended 2005.

H. Information Concerning Parent, Subsidiaries and Affiliates

There were no dividends paid in 2009 or 2008. During 2007, the Company paid a cash dividend of $10 million to NLVF.

In 2009, the Company formed a wholly owned subsidiary called National Life Real Estate Holdings, LLC, (NLREH), a limited liability company. NLREH operations consist primarily of

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

G. Information Concerning Parent, Subsidiaries and Affiliates (continued)

management and operation of other real estate owned. Upon formation, the Company contributed cash, real estate, and mortgage related assets worth approximately $20.9 million to NLREH in return for a 100% ownership interest in NLREH. Additionally in 2009 National Life sold real estate mortgages plus accrued interest with a fair value of $8.3 million to NLREH. As of December 31, 2009, NLREH had assets with an amortized cost of $20.1 million. All transactions between NLREH and subsidiaries of the Company are eliminated in consolidation.

In 2009, the Company purchased $7.0 million of a 6.5% senior note issued by NLVF with an amortized cost of $3.9 million and is accreting the discount into net investment income.

In 2009, the Company made a $8.6 million unsecured loan to NLVF. The loan is due to be repaid January 31, 2011. Interest on the loan is calculated at LIBOR + 150.

In 2008, the Company made a $25 million unsecured loan to NLVF. The loan was originally due to be repaid on December 31, 2009. An amendment was made to the agreement with a revised due date of December 31, 2010. Interest on the loan is calculated at LIBOR + 150.

In 2008, the Company contributed $69.7 million to LSW as a capital contribution. The capital contribution consisted of $10 million in cash and $59.7 million in securities. During 2007, the Company contributed $30 million to LSWNH as a capital contribution. Subsequently, LSWNH made a $30 million capital contribution to LSW.

On December 31, 2007, LSWNH was merged with and into LSW. LSWNH had assets of $267.0 million of which $266.7 million was its carrying value of the common stock of LSW prior to the merger. The Company now has a direct 100% ownership interest in LSW.

All intercompany transactions are settled on a current basis. Amounts payable or receivable at December 31 generally represent year end cost allocations, reinsurance transactions, and income taxes and are included in the accompanying Balance Sheet. There was $6.5 million payable to LSW for the year ended December 31, 2009 and $11.5 million for the year ended December 31, 2008. For cost allocation agreements with LSW, the Company received $24.9 million and $23.3 million for the years ended December 31, 2009 and 2008.

No guarantees or undertakings on behalf of an affiliate resulting in a material contingent exposure of the Company’s surplus existed at December 31, 2009 and 2008.

The Company and several of its subsidiaries and affiliates share common facilities and employees. Expenses are periodically allocated according to specified reimbursement agreements.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

I. Benefit Plans

The Company sponsors a qualified defined benefit pension plan covering substantially all National Life Group employees (“HOEPP”). The plan is administered by the Company and is non-contributory, with benefits for Company employees hired prior to July 1, 2001 based on an employee’s retirement age, years of service, and compensation near retirement. Benefits for Company employees hired after June 30, 2001 and non-Company employees are based on the amount credited to the employee's account each year, which is a factor of the employee's age, service and compensation, increased at a specified rate of interest. This plan is separately funded. Plan assets are primarily bonds and common stocks held in a Company separate account and funds invested in a general account group annuity contract issued by the Company.

The Company also sponsors other non-qualified pension plans, including a non-contributory defined benefit plan for general agents that provides benefits based on years of service and sales levels, a non-contributory defined supplemental benefit plan for certain executives, and a non-contributory defined benefit plan for retired directors. These non-qualified defined benefit pension plans are not separately funded. Participation costs for non-Company employees are allocated to subsidiaries and affiliates as appropriate.

The Company sponsors four defined benefit postretirement plans that provide medical, dental, and life insurance benefits to employees and agents. Spouses of participants generally qualify for the medical and dental plans. Substantially all employees and agents who began service prior to July 1, 2001 may be eligible for medical and dental retiree benefits if they reach retirement age and meet certain minimum service requirements while working for the Company. Substantially all employees beginning service prior to January 1, 2005 may be eligible for life insurance retiree benefits if they reach retirement age and meet certain minimum service requirements while working for the Company. Agency staff employees may be eligible for life insurance retiree benefits if they reach retirement age and meet certain minimum service requirements while working for an Agency of the Company.

Most of the defined benefit postretirement plans are contributory, with retiree contributions adjusted annually, and contain cost sharing features such as deductibles and copayments. These postretirement plans are not separately funded, and the Company therefore pays for the plan benefits from operating cash flows. The costs of providing these benefits are recognized as they are earned by employees. These defined benefit plans are included in the other benefits category in the tables that follow.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

I. Benefit Plans (continued)

The following tables show the plans' combined funded status at December 31:

	Pension Benefits				Other Benefits
	2009	2008	2007	2009	2008	2007
			(In Thousands)
(1) Change in benefit obligation
Benefit obligation at beginning of
year	$264,504	$250,225	$248,534	$33,823	$31,440	$34,130
Service cost	5,525	4,403	4,959	1,654	873	999
Interest cost	15,726	14,792	14,251	2,049	1,862	1,949
Actuarial (gain) loss	(3,359)	11,165	(4,489)	(491)	2,203	(1,910)
Benefits paid	(16,392)	(16,081)	(13,030)	(2,665)	(2,555)	(2,471)
Curtailments	-	–	–	-	–	(1,257)
Benefit obligation at end of year	$266,004	$264,504	$250,225	$34,370	$33,823	$31,440

	Pension Benefits				Other Benefits
	2009	2008	2007	2009	2008	2007
			(In Thousands)

(2)	Change in plan assets Fair value of plan assets at

beginning of year	$129,650	$148,450	$131,705	$–	$–	$–
Actual return on plan assets	5,233	(15,461)	21,614	–	–	–
Employer contribution	12,000	4,000	3,116	–	–	–
Benefits paid	(7,800)	(7,339)	(7,985)	–	–	–
Fair value of plan assets at end of
year	$139,083	$129,650	$148,450	$–	$–	$–

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

I. Benefit Plans (continued)

	Pension Benefits			Other Benefits
	2009	2008	2007	2009	2008	2007
			(In Thousands)
(3) Funded status
Benefit obligation in excess of
plan assets	$126,921	$ 134,854	$ 101,775	$34,370	$ 33,823	$ 31,440
Unamortized prior service benefit	(239)	(323)	(390)	(1,005)	(1,131)	(1,257)
Unrecognized net loss	76,956	82,585	47,034	2,322	3,362	1,171
Remaining net obligation or net
asset at initial date of application	–	–	–	2,167	2,953	3,615
Additional funding for minimum
pension liability	(6,142)	17,911	20,326	–	–	–
Prepaid assets or (accrued
liabilities)	(45,074)	(51,599)	(53,074)	(30,886)	(28,639)	(27,911)

	Pension Benefits				Other Benefits
	2009	2008	2007	2009	2008	2007
			(In Thousands)
(4) Benefit obligation for non-vested
employees	$16,878	$16,203	$14,668	$4,592	$5,411	$5,135

The components of net periodic benefit cost are as follows:

	Pension Benefits				Other Benefits
	2009	2008	2007	2009	2008	2007
			(In Thousands)
Components of net periodic benefit cost
Service cost	$ 5,525	$ 4,403	$ 4,959	$ 1,654	$ 873	$ 999
Interest cost	15,726	14,791	14,251	2,049	1,862	1,949
Expected (return) on plan assets		(11,263)	(9,926)	–	–	–
	(9,768)
Amortization of unrecognized
transition obligation or transition
asset	–	–	–	785	662	815
Amortization of unrecognized gains
and losses	6,805	2,337	4,351	550	13	810
Amount of prior service cost
recognized	(84)	(67)	(59)	(126)	(126)	–
Total net periodic benefit cost	$ 18,204	$10,201	$13,576	$ 4,912	$ 3,284	$4,573

The measurement date for all the plans was October 1 preceding the date of the balance sheet.

The total accumulated benefit obligation was $253.9 million, $251.2 million and $236.0 million at December 31, 2009, 2008, and 2007, respectively.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

I. Benefit Plans (continued)

In 2009 a decrease of $6.1 million in 2008 an increase of $17.9 million, and in 2007 a decrease of $20.3 million in the minimum pension liability were recorded as an adjustment to surplus. The minimum funding obligation liability at December 31, 2009, 2008 and 2007 was $44.2 million, $50.3 million and $32.4 million, respectively. There were no admitted intangible pension assets at December 31, 2009, 2008, or 2007. The HOEPP prepaid pension asset of $23.3 million, $18.7 million, and $17.7 million at December 31, 2009, 2008, and 2007, respectively, is accounted for as a nonadmitted asset.

		Pension Benefits			Other Benefits
	2009	2008	2007	2009	2008	2007
The actuarial assumptions used in
determining the benefit obligation
at the measurement date:
a. Discount rate	5.75%	6.00%	6.00%	5.75%	6.00%	6.00%
b. Rate of compensation increase	Varies -	Varies -	Varies -	N/A	N/A	N/A
	based on	based on	based on
	age	age	age
Weighted-average assumptions
used to determine net periodic
pension cost:
a. Discount rate	6.00%	6.00%	5.75%	6.00%	6.00%	5.75%
b. Rate of compensation increase	Varies -	Varies -	Varies -
	based on	based on	based on
	age	age	age
c. Expected long-term rate of
return on plan assets	7.5%	7.75%	7.75%	N/A	N/A	N/A

Effective January 1, 2007, the Company closed its postretirement benefit plans for agents and agency staff employees to new retirees. This change generated prior service benefits of $1.3 million and will be amortized over the remaining life expectancy of plan participants.

The projected health care cost trend rate (“HCCTR”) was 6.5% for 2009, 7% for 2008 and 8% for 2007. This projected rate declines linearly to 5% in 2012 and remains level thereafter.

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. Increasing the assumed HCCTR by one percentage point in each year would increase the accumulated postretirement benefit obligation (“APBO”) by about $2.7 million and increase the service cost component of net periodic postretirement benefit costs by approximately $0.2 million. Decreasing the assumed HCCTR by one percentage point in each year would reduce the APBO by approximately $2.4 million and the service cost component of net periodic pension cost by about $0.2 million. The Company uses the straight-line method of amortization for prior service cost and unrecognized gains and losses.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

I. Benefit Plans (continued)

Plan assets are invested as follows:

Plan Asset Category	October 1, 2009	October 1, 2008
Bonds	38%	42%
Common stocks	61	53
Group annuity contract
and other	1	5
Total	100%	100%

Investments are selected pursuant to investment objectives, policy, and guidelines as approved by the Chief Investment Officer of the Company, the Asset Allocation Committee and ultimately the Company’s Board of Directors. The primary objective is to maximize long-term total return within the investment policy and guidelines. The Company’s investment policy for the plan assets is to maintain a target allocation of approximately 50%-75% equities and 25%-50% bonds and other fixed income instruments when measured at fair value. Investments in the obligations of any one issuer, other than the United States of America government or its agencies, shall not exceed 5% of the total investment portfolio. Further, no more than 50% of the total investment portfolio shall be invested in any major industry group (for example, public utilities, industrial, mortgage-backed or asset-backed securities, etc.), and no more than 30% shall be invested in any sub-industry (for example, oil, gas, or steel).

The Company’s expected long-term rate of return of 7.50% is based upon an expected return on stock investments of 10%-11%, and a weighted expected return of 5%-6% on fixed income investments. These projections were based on the Company’s historical and projected experience and on long term projections by investment research organizations.

Projected benefit payments for defined benefit obligations and for projected Medicare Part D reimbursements for each of the five years following December 31, 2009, and in aggregate for the five years thereafter is as follows (in thousands):

			Projected Medicare
	Projected Pension	Projected Other	Part D
Year	Benefit Payments	Benefit Payments	Reimbursements
		(In Thousands)
2010	$17,714	$ 2,717	$ 286
2011	18,320	2,803	303
2012	18,405	2,852	325
2013	18,846	2,909	340
2014	19,478	2,949	358
2015-2019	105,440	15,158	2,030

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

I. Benefit Plans (continued)

The Company’s general policy is to contribute the regulatory minimum required amount into its separately funded defined benefit pension plan. However, the Company may elect to make larger contributions subject to maximum contribution limitations. The Company’s expected contribution for 2010 into its separately funded defined benefit pension plan is approximately $10.4 million based on November 2009 information.

The Company provides 401-K plans for its employees. For employees hired prior to July 1, 2001, up to 3% of an employee's salary may be invested by the employee in a plan and matched by funds contributed by the Company subject to applicable maximum contribution guidelines. Employees hired prior to July 1, 2001, and below specified levels of compensation also receive a foundation contribution of 1.5% of compensation. Employees beginning service after June 30, 2001 will receive a 50% match on up to 6% of an employee’s salary, subject to applicable maximum contribution guidelines. Additional employee voluntary contributions may be made to the plans subject to contribution guidelines. Accumulated funds may be invested by the employee in a group annuity contract with the Company or in mutual funds (several of which are sponsored by an affiliate of the Company). Vesting and withdrawal privilege schedules are attached to the Company's matching contributions. Plan assets invested in the mutual funds are outside the Company and as such are excluded from the Company's assets and liabilities. The Company’s contribution to the 401-K plans for its employees for the years ended December 31, 2009, 2008, and 2007, was $0.8 million respectively.

The Company also provides a 401-K plan for it’s regular full-time agents whereby accumulated funds may be invested by the agent in a group annuity contract with the Company or in mutual funds (several of which are sponsored by an affiliate of the Company). Total annual contributions cannot exceed certain limits which vary based on total agent compensation. No Company contributions are made to the plan. Plan assets invested in the mutual funds are outside the Company and as such are excluded from the Company's assets and liabilities. The Company’s did not make a contribution to its 401-K plan for agents for years ended 2009 and 2008.

The Company also has a defined contribution pension plan covering substantially all full-time agents. Contributions of 6.1% of each agent’s compensation up to the Social Security taxable wage base and 7.5% of the agent’s compensation in excess of the wage base, subject to the maximum legal limitations for qualified plans, are made each year. Accumulated funds may be invested by the agent in a group annuity contract with the Company or in mutual funds (several of which are sponsored by an affiliate of the Company). Plan assets invested in the mutual funds are outside the Company and as such are excluded from the Company’s assets and liabilities.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

J. Capital and Surplus, Shareholder Dividend Restrictions and Quasi-Reorganizations

On September 18, 2009, the Company issued surplus notes with principal balance of $200 million, bearing interest at 10.5% and a maturity date of September 15, 2039. The notes were issued pursuant to Rule 144A under the Securities Act of 1933, as amended, and are administered by The Depository Trust Company. The interest on these notes is schedule to be paid semiannually on March 15 and September 15 of each year. The Company had $5.7 million of unapproved interest that was not accrued at December 31, 2009.

The notes are unsecured and subordinated in right of payment to all present and future indebtedness, policy claims and prior claims and rank pari passu with any future surplus notes, and any redemption payment, may be made only with prior approval of the Commissioner, which approval will only be granted if, in the judgment of the Commissioner, the financial condition warrants the making of such payments. The notes shall not be entitled any sinking fund.

The Company expensed debt costs of $2.6 million in 2009 related to the 10.5% surplus note issuance.

On January 1, 1999, the Company converted from a mutual to a stock insurance company as part of a reorganization into a mutual holding company corporate structure. Under the provisions of the reorganization, the Company issued 2.5 million common stock $1 par shares to its parent and recorded $5.0 million of additional paid-in-capital as transfers from unappropriated surplus. At December 31, 2009 and 2008, the Company had 2.5 million shares authorized and outstanding. All shares are Class A shares. No preferred stock has been issued.

Prior to the conversion, policyowners held policy contractual and membership rights from the Company. The contractual rights, as defined in the various insurance and annuity policies, remained with the Company after the conversion. Membership interests held by policyowners at December 31, 1998 were converted to membership interests in NLHC, a mutual insurance holding company created for this purpose. NLHC currently owns all the outstanding shares of NLVF, a stock holding company created for this purpose, which in turn currently owns all the outstanding shares of the Company. NLHC currently has no other significant assets, liabilities or operations other than that related to its ownership of NLVF’s outstanding stock. Similarly, NLVF currently has no significant assets or operations other than those related to investments funded by a 2002 dividend from the Company, issuance of $220 million in debt financing in 2003, issuance of an additional $75 million in debt financing in 2005, and its ownership of National Life’s outstanding stock. Under the terms of the reorganization, NLHC must always hold a majority of the voting shares of NLVF.

Policyowner surplus is restricted by required statutory surplus of $5 million, other state permanent surplus (guaranty fund) requirements of $500,000, and special surplus amounts required by the State of New York in connection with variable annuity business. There were no changes in the balances of any special surplus funds from the prior period.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

J. Capital and Surplus, Shareholder Dividend Restrictions and Quasi-Reorganizations (continued)

No dividend was paid in 2009 or 2008. Dividends declared by the Company in excess of the lesser of net gain from operations or 10% of statutory surplus require pre-approval by the Commissioner. Within the limitations of the above, there are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to the shareholder. No stock is held for special purposes.

The Company did not receive any capital contributions from its parent, NLVF, during 2009, 2008, and 2007.

The Company has a $25 million line of credit with State Street Bank, based on an adjustable rate equal to LIBOR plus 125 basis points. The outstanding balance on the line of credit was $0 as of December 31, 2009 and 2008.

In 2008, the Company became a member of the Federal Home Loan Bank of Boston (“FHLB”). This membership, which required an investment of $6.1 million in the common stock of FHLB, provides the Company with access to a secured asset-based borrowing capacity of $2.0 billion at December 31, 2009. The outstanding balance on this borrowing facility was $0 at December 31, 2009 and 2008.

K. Business Risks, Commitments and Contingencies

Business Risks

The Company’s statutory-basis balance sheets and statements of operations have been affected by conditions in the global capital markets and the economy generally, and these conditions may not continue to improve in the near future. The stress experienced by global capital markets that began in the second half of 2007 with problems arising from the sub-prime segment of the mortgage-backed securities market continued and increased during 2008 and into 2009, and has spread to a broad range of mortgage- and asset-backed and other fixed income securities and to a wide range of financial institutions, markets, asset classes and sectors. Concerns over inflation, energy costs, geopolitical issues, the availability and cost of credit, the U.S. mortgage market, equity markets and a declining real estate market in the United States, along with other factors, have contributed to increased market volatility and diminished expectations for the economy. These factors, combined with declining business and consumer confidence and increased unemployment, precipitated an economic slowdown and recession, and economic conditions have continued to deteriorate in 2009. The global capital markets are experiencing a period of extreme volatility, which has negatively impacted market liquidity conditions.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

K. Business Risks, Commitments and Contingencies (continued)

Business Risks (continued)

Securities that are less liquid are more difficult to value and sell. Domestic and international equity markets have also experienced increased volatility and turmoil, with companies that have exposure to the real estate, mortgage and credit markets particularly affected.

Commercial mortgage loans face heightened delinquency and default risk due to recent economic conditions and the resulting adverse impacts on the obligors of such instruments. In addition, future refinancing risks for commercial mortgage loans have resulted in declining values on certain of such instruments. The statutory carrying value of commercial mortgage loans is stated at original cost net of repayments, amortization of premiums, accretion of discounts and valuation allowances. The Company established a valuation allowance for estimated impairments of $3.0 million as of December 31, 2009 and $-0- as of December 31, 2008.

As of December 31, 2009, the Company held $1,411.8 million of agency-backed residential mortgaged-backed securities (“RMBS”) and $98.2 million of commercial mortgage-backed securities (CMBS). Other than the $4.0 million of RMBS purchased with the cash collateral under the Company’s securities lending program, all RMBS held are agency-backed and rated triple-A. As of December 31, 2009, the fair value and the carrying value of the Company’s agency-backed RMBS was $1,450.3 million and $1,411.8 million, respectively. As of December 31, 2009, the fair value and the carrying value of the Company’s CMBS was $70.0 million and $98.2 million, respectively. The Company had $1.8 million other-than-temporary declines related to RMBS investments as of December 31, 2009. It is unclear how long it will take for a return to normal market conditions. The extent and duration of any future market or sector decline is unknown, as is the potential impact of such a decline on the Company’s investment portfolio.

The Company routinely executes transactions with counterparties in the financial services industry, including brokers and dealers, commercial banks, investment banks and other financial institutions. Many of these transactions expose the Company to credit risk in the event of default of their respective counterparties. In addition, the underlying collateral supporting the Company’s structured securities, including CMBS, may deteriorate or default causing these structured securities to incur losses. For example, the Company may hedge various business risks using over-the-counter derivative instruments to a pre-approved number of counterparties. While the Company carefully monitors counterparty exposures and holds collateral to limit such risk, if counterparties fail or refuse to honor their obligations, the hedges of the related risk will be ineffective. Such failure could have a material adverse effect on the Company’s results of

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

K. Business Risks, Commitments and Contingencies (continued)

Business Risks (continued)

operations and financial condition. At December 31, 2009, the Company’s over-the-counter notional exposure to derivative counterparties totaled $14.9 million with a combined market value of $8.6 million owed to the Company by these derivative counterparties. To mitigate this risk the Company requires that counterparties post collateral when exposure exceeds certain thresholds. As of December 31, 2009 the net exposure to any one counterparty related to the Company’s derivative exposure did not exceed $4.7 million. In addition, the current reinsurance recoverables of the Company was $8.3 million at December 31, 2009.

The Company is also subject to the risk that the issuers of or other obligors of securities owned by the Company may default on payments with respect to such securities. The Company’s investment portfolio include investment securities in the financial services sector and other sectors that have recently experienced defaults, and in the prevailing climate of economic uncertainty and volatility, the credit quality of many issuers has been adversely affected, which has increased the risk of default on such securities. Further defaults could have a material adverse effect on the Company’s results of operations or financial condition. In addition, potential action by governments and regulatory bodies in response to the financial crisis affecting the global banking system and financial markets, such as investment, nationalization and other intervention, could negatively impact these instruments, securities, transactions and investments. There can be no assurance that any such losses or impairments to the carrying value of these assets would not materially and adversely affect the Company’s results of operations or financial condition.

The profitability of the Company’s life insurance and annuity businesses is sensitive to interest rate changes. Periods of high or increasing rates have the potential to negatively affect the Company’s profitability in the following principal ways:

  In periods of increasing interest rates, life insurance policy loans and surrenders and withdrawals may increase as policyholders seek investments with higher perceived returns. As of December 31, 2009, the Company had outstanding $1,031.9 million of annuities that were subject to surrender at book value without a surrender charge or with a surrender charge of less than 5% of book value.
  This could result in cash outflows requiring the Company to sell invested assets at a time when the prices of those assets are adversely affected by the increase in market interest rates, which could cause the Company to suffer realized investment losses.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

K. Business Risks, Commitments and Contingencies (continued)

Business Risks (continued)

  The income from certain of the Company’s insurance and annuity products is derived from the spread between the crediting rate they are required to pay under the contracts and the rate of return they are able to earn on their general account investments supporting such contracts. When interest rates rise, such as in inflationary periods, the Company may face competitive pressure to increase crediting rates on such contracts.
  Such changes in the Company’s crediting rates may occur more quickly than corresponding changes to the rates they earn on their general account investments, thereby reducing their spread income in respect of such contracts. This risk is heightened in the current market and economic environment, in which many securities with higher yields are unavailable. In addition, an increase in interest rates accompanied by unexpected extensions of certain lower yielding investments could result in a decline in the Company’s profitability. An increase in interest rates would also adversely affect the fair values of their bonds.

U.S. long-term interest rates remain at relatively low levels by historical standards. Periods of low or declining interest rates have the potential to negatively affect the Company’s profitability in the following principal ways:

  Low or declining interest rates tend to decrease the yield the Company earn on their portfolios of fixed income investments. This could in turn compress the spreads the Company earn on products, such as universal life and certain annuities, on which they are contractually obligated to pay customers a fixed minimum rate of interest. Should new money interest rates continue to be sufficiently below guaranteed minimum rates for a long enough period, the Company may be required to pay policyholders or annuity owners at a higher rate than the rate of return they earn on their portfolio of investments supporting those products.

  In periods of low and declining interest rates, the Company generally must invest the proceeds from the maturity, redemption or sale of fixed income securities from their portfolio at a lower rate of interest than the rate it had been receiving on those securities. A low interest rate environment may also be likely to cause redemptions and prepayments to increase. In addition, in periods of low and declining interest rates, it may be difficult to identify and acquire suitable investments for proceeds from new product sales or proceeds from the maturity, redemption or sale of fixed income securities from the Company’s portfolios, which could further decrease the yield they earn on its portfolio or cause the Company reduce the sales of some products.

The success of the Company’s investment strategy and hedging arrangements will also be affected by general economic conditions. These conditions may cause volatile interest rates and

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

K. Business Risks, Commitments and Contingencies (continued)

Business Risks (continued)

equity markets, which in turn could increase the cost of hedging. Volatility or illiquidity in the markets could significantly and negatively affect the Company’s ability to appropriately execute its hedging strategies.

The Company’s reserves for future policy benefits and claims may prove to be inadequate. The Company’s establish and carry, as a liability, reserves based on estimates of the amount that will be needed to pay for future benefits and claims. For the Company’s life insurance and annuity products, these reserves are calculated based on many assumptions and estimates, including estimated premiums that will be received over the assumed life of the policy, the timing of the event covered by the insurance policy, the lapse rate of the policies, the amount of benefits or claims to be paid and the investment returns on the assets they purchase with the premiums received. The assumptions and estimates used in connection with establishing and carrying reserves are inherently uncertain. Accordingly, it cannot be determined with precision the ultimate amounts that will be paid, or the timing of payment of, actual benefits and claims or whether the assets supporting the policy liabilities will grow to the level assumed prior to payment of benefits or claims. If actual experience is different from assumptions or estimates, the reserves may prove to be inadequate in relation to the estimated future benefits and claims. As a result, the Company would incur a charge to earnings in the quarter in which reserves are increased.

The Company set prices for many of their insurance and annuity products based upon expected claims and payment patterns, using assumptions for mortality, persistency (how long a contract stays in force) and interest rates. In addition to the potential effect of natural or man-made disasters, significant changes in mortality could emerge gradually over time, due to changes in the natural environment, the health habits of the insured population, effectiveness of treatment for disease or disability or other factors. In addition, the company could fail to accurately anticipate changes in other pricing assumptions, including changes in interest and inflation rates. Significant negative deviations in actual experience from the Company’s pricing assumptions could have a material adverse effect on the profitability of their products. The Company’s earnings are significantly influenced by the claims paid under their insurance contracts and will vary from period to period depending upon the amount of claims incurred. There is only limited predictability of claims experience within any given month or year. The company’s future experience may not match their respective pricing assumptions or their past results. As a result, the Company’s results of operations and financial condition could be materially adversely affected.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

K. Business Risks, Commitments and Contingencies (continued)

Commitments and Contingencies

During 1997, several class action lawsuits were filed against the Company in various states related to the sale of life insurance policies during the 1980’s and 1990’s. The Company specifically denied any wrongdoing. The Company agreed to a settlement of these class action lawsuits in June 1998. This agreement was subsequently approved by the court in October 1998. The settlement provided class members with various policy enhancement options and new product purchase discounts. Class members could instead pursue alternative dispute resolution according to predetermined guidelines. All of the alternative dispute resolution cases had been settled by December 31, 2000. Qualifying members also opted out of the class action to preserve their litigation rights against the Company. Management believes that while the ultimate cost of this litigation (including those who opted out of the class action) is still uncertain, it is unlikely, after considering existing provisions, to have a material adverse effect on the Company’s financial position. Existing provisions for this contingency were reduced in each year beginning in 2001, and are included as other adjustments to surplus.

The Company anticipates additional capital investments of $74.0 million into existing limited partnership and private placement investments due to funding commitments.

The Company participates in the guaranty association of each state in which it conducts business. The amount of any assessment is based on various rates, established by members of the National Organization of Life and Health Insurance Guaranty Associations (“NOLHGA”). At December 31, 2009, the Company had accrued assessment charges of $1.4 million with expected payment over the next five years. The Company has also recorded a related asset of $0.2 million for premium tax credits, which are expected to be realized through 2017.

The Company currently leases rights to the use of certain data processing hardware and software from Perot Systems Corporation, Plano, Texas. The Company paid $5.5 million and $4.9 million in 2009 and 2008, respectively, under this lease agreement. The following is a schedule of future minimum lease payments as of December 31, 2009 (in millions):

Operating
Year	Leases
2010	$ 4.9
2011	4.7
2012	4.2
2013	0.7
Total minimum lease payments	$ 14.5

On February 18, 2011, the Company has the option to renew the contract at a reduced rate through February 18, 2013.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

K. Business Risks, Commitments and Contingencies (continued)

Commitments and Contingencies (continued)

The Company has a multi year contract for information systems application and infrastructure services from Keane, Inc., Boston, Massachusetts. The contract became effective on February 1, 2004 and expires January 31, 2014. The Company’s remaining obligation under the contract as of December 31, 2009 (in millions):

Contract
Year	Obligation
2010	$15.7
2011	16.3
2012	17.0
2013	17.7
2014	1.5
Total contract obligation	$68.2

L. Closed Block

The Closed Block was established on January 1, 1999 as part of the conversion to a mutual holding company corporate structure. The Closed Block was initially funded on January 1, 1999 with cash and securities totaling $2.2 billion. Assets, liabilities, and results of operations of the Closed Block are presented in their normal categories on the statements of admitted assets, liabilities and surplus, and on the statements of income and capital and surplus.

At December 31, 2009 and 2008, Closed Block liabilities exceeded Closed Block assets and no additional dividend obligation was required.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

M. Annuity Reserves, Supplementary Contracts, and Other Deposit Fund Liabilities

At December 31, 2009, the Company’s annuity reserves and other deposit fund liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

	Amount	Percent
	(In Thousands)
Subject to discretionary withdrawal (with adjustment):
With market value adjustment	$ 46,395	2.8%
At book value less current surrender charge of 5% or more	272,492	16.4
Total with adjustment or at market value	318,887	19.2
Subject to discretionary withdrawal (without adjustment) at
book value with minimal or no charge or adjustment	1,031,946	62.2
Not subject to discretionary withdrawal	308,231	18.6
Total annuity reserves and deposit fund liabilities — before
reinsurance	1,659,064	100.0%
Less reinsurance ceded	–
Net annuity reserves and deposit fund liabilities	$1,659,064

N. Premium and Annuity Considerations Deferred and Uncollected

Deferred and uncollected life insurance premiums and annuity considerations at December 31, 2009, were as follows:

	Gross	Net of Loading
(In thousands)
Ordinary new business	$ 4,320	$ 1.264
Ordinary renewal	65,966	66,009
Total	$ 70,286	$ 67,273

O. Separate Accounts

Separate and variable accounts held by the Company represent funds held in connection with certain variable annuity, variable universal life, Company sponsored benefit plans, and funds invested on behalf of group pensions. All separate account assets are carried at fair value. The Company participates in certain separate accounts. The Company's separate accounts are nonguaranteed.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

O. Separate Accounts (continued)

	2009	2008
	(In thousands)
Separate account premiums and considerations	$ 43,466	$ 58,625

Reserves for accounts with assets at fair value	669,581	579,637

The withdrawal characteristics of separate accounts at December 31 were as follows:

	2009	2008
	(In thousands)
Subject to discretionary withdrawal with adjustment –
At book value (which equals fair value) less surrender charge of 5%
or more	$168,071	$199,833

Subject to discretionary withdrawal without adjustment –
At book value (which equals fair value)	354,165	265,612

Not subject to discretionary withdrawal	147,345	114,192
Total reserves	$669,581	$579,637

A reconciliation of net transfers to/from separate accounts during 2009 and 2008 is as follows:

	2009	2008
(In thousands)
Net transfers to/from separate accounts	$ (29,487)	$ (31,247)
Reconciling items	-	–
Total	$ (29,487)	$ (31,247)

P. Derivative Financial Instruments

The Company may purchase and sell various derivative instruments, including equity options, forwards and futures based on the Standard & Poor’s (“S&P 500”) over-the-counter market. The options are used to hedge obligations to credit interest indexed life and annuity products tied to the S&P 500 and the Russell 2000 indexes. These derivative instruments generally cost 5% or less of the indexed liabilities at the time they are purchased and are authorized under state law, and are purchased from counterparties which conform to the Companies’ policies and guidelines regarding derivative instruments. The standard option position involves contracts with durations of one year or less and, except for dynamic portfolio balancing (which is limited), are held to maturity. Exposure to market risk is reduced by the nature of the crediting strategy, which does not credit interest when the indexes are below a certain level. If the S&P 500 decreases, options purchased expire worthless, and any future contracts will be settled at a loss.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

P. Derivative Financial Instruments (continued)

These instruments are marked to market daily and may produce exposure in excess of internal counterparty limits established by the Company’s investment policy. The Company requires the counterparties to post collateral on its behalf to correct any overage stemming from either trading activity or market movements. The Company receives cash or cash equivalents as collateral for any excess exposure and records the collateral received as a liability.

Investments in these types of instruments generally involve the following types of risk: in the case of over-the-counter options, there are no guarantees that markets will exist for these investments if the Company desired to close out a position; exchanges may impose trading limits which may inhibit the Company’s ability to close out positions in exchange-listed instruments; and, if the Company has an open position with a dealer that becomes insolvent, the Company may experience a loss. The Company analyzes its position in derivative instruments relative to its annuity and insurance requirements each market day.

Cash may be required, depending on market movement, when (1) buying an option or (2) closing an option or futures position. Counterparties may make a single net payment at maturity. Initial acquisition of instruments and subsequent balancing are performed solely for the purpose of hedging liabilities presented by indexed products.

The Company purchases options from only highly rated counterparties. However, in the event a counterparty failed to perform, the loss would be equal to the fair value of the net options held from that counterparty. The Company is required, in certain instances, to post collateral in order to purchase option and futures contracts. The amount of collateral that may be required for future trading is determined by the exchange on which it is traded. The amount of collateral that is required for option trading is dependent on the counterparty. Most counterparties do not require collateral.

The face or contract amount of futures, options purchased and options written notional amounts at December 31 were as follows (in thousands):

	2009	2008
Notional amounts:
Futures	$ 1,103	$ –
Options purchased	90,200	76,300
Options written	76,400	57,000

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

P. Derivative Financial Instruments (continued)

The carrying value of options and futures at December 31 were as follows (in thousands):

	2009	2008
Carrying values:
Options purchased (included in other invested assets)	$ 17,377	$3,283
Options written (included in other liabilities)	(8,984)	(1,600)
Futures purchased (included in other invested assets)	-	–
Net carrying value	$8,393	$1,683

Q. Fair Value of Financial Instruments

The carrying values and estimated fair values of financial instruments at December 31 were as follows:

	2009			2008
	Carrying	Estimated Fair	Carrying	Estimated Fair
	Value	Value	Value	Value
		(In thousands)
Cash and short-term investments	$ 15,352	$ 15,352	$ 2,334	$ 2,334
Bonds	5,121,985	5,241,859	4,764,725	4,415,278
Preferred stocks	30,873	27,846	45,092	29,352
Common stocks – Unaffiliated	25,285	25,285	22,941	22,941
Mortgage loans	748,165	735,895	810,734	771,451
Contract loans	558,731	596,204	564,978	647,776
Separate account assets	701,025	701,025	611,752	611,752
Reserve assets – cash	51,310	51,310	46,003	46,003
Other invested assets – bank syndicate loans	4,754	4,754	4,868	4,868
Investment product liabilities	791,506	764,243	728,461	704,840

For cash and short-term investments carrying value approximates estimated fair value.

Fair value for bonds, preferred stocks, and unaffiliated common stocks are based on published prices by the SVO of the NAIC, if available. In the absence of SVO published prices, or when amortized cost is used by the SVO, quoted market prices by other third party organizations, if available, are used to calculate fair value. If neither SVO published prices nor quoted market prices are available, management estimates the fair value based on the quoted market prices of securities with similar characteristics or on industry recognized valuation techniques.

Investments in 100% owned insurance subsidiaries are carried at statutory surplus, less adjustments for surplus notes issued to NLVF. These subsidiaries are privately held and therefore fair values are not obtainable.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

Q. Fair Value of Financial Instruments (continued)

Mortgage loan fair values are estimated as the average of discounted cash flows under different scenarios of future mortgage interest rates. (Including appropriate provisions for default losses and borrower prepayments.

For variable rate contract loans the unpaid balance approximates fair value. Fixed rate contract loan fair values are estimated based on discounted cash flows using the current variable contract loan rate (including appropriate provisions for mortality and repayments).

Separate account mutual funds are carried at market with observable market pricing, while common stocks and bonds are carried at estimated fair value. Seed money is carried at fair value.

The estimated fair value of bank loans is based on quoted market values.

Investment product liabilities include flexible premium annuities, single premium deferred annuities, and supplementary contracts not involving life contingencies. Investment product fair values are estimated as the average of discounted cash flows under different scenarios of future interest rates of A-rated corporate bonds and related changes in premium persistency and surrenders.

R. Reconciliation to Statutory Annual Statements

There are no adjustments to net (loss) income or capital and surplus as filed.

     NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

FINANCIAL STATEMENTS

     * * * * * DECEMBER 31, 2009

Report of Independent Registered Public Accounting Firm

To the Board of Directors of National Life Insurance Company and Policyholders of National Variable Life Insurance Account:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the sub-accounts constituting the National Variable Life Insurance Account (a Separate Account of National Life Insurance Company, the "Sponsor Company") at December 31, 2009, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Sponsor Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the mutual funds, provide a reasonable basis for our opinion.

Hartford, Connecticut April 21, 2010

		NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
		STATEMENTS OF NET ASSETS
			December 31, 2009

Total Assets and Net Assets:		VariTrak		Investor Select		Estate Provider		Benefit Provider
		Product		Product		Product		Product
Investments in shares of mutual fund portfolios at market value		Accumulation	Unit	Accumulation	Unit	Accumulation	Unit	Accumulation	Unit
(policyholder accumulation units and unit value):		Units	Value	Units	Value	Units	Value	Units	Value

AIM Variable Insurance Funds
Dynamics Fund	$ 922,078	112,658.44	7.71	-	-	1,843.63	8.37	27,379.69	1.38
Global Health Care Fund	$ 2,449,274	226,172.21	10.28	-	-	10,039.00	11.15	5,825.84	2.14
Technology Fund	$ 1,448,602	323,812.67	4.32	-	-	8,209.01	4.69	8,704.71	1.28
Alger American Fund
Growth Portfolio	$ 14,386,129	695,878.66	19.11	760.46	14.91	49,722.46	9.52	10,870.44	55.39
Capital Appreciation Portfolio	$ 1,760,057	131,375.21	11.31	210.29	15.57	17,518.94	12.27	12,039.06	4.61
SmallCap Growth Portfolio	$ 7,421,174	539,265.40	13.26	9.12	15.23	3,723.06	12.12	4,661.20	48.86
Alliance Bernstein
Value	$ 2,905	160.94	12.38	72.97	12.50	-	-	-	-
Small/Mid Cap Value	$ 664,587	42,103.86	15.29	136.41	15.44	1,220.21	15.44	-	-
International Value	$ 2,556,600	169,758.95	14.01	580.93	14.15	12,033.13	14.15	-	-
International Growth	$ 391,519	22,975.39	14.78	99.90	14.92	3,382.47	14.92	-	-
American Century Variable Portfolios
Income & Growth Portfolio	$ 3,065,526	244,396.86	10.73	-	-	30,914.90	11.77	11,338.07	7.05
Inflation Protection Portfolio	$ 2,008,124	136,422.50	12.53	65.47	11.63	16,014.92	13.19	64,399.21	1.33
International Portfolio	$ 4,664,222	319,218.08	13.36	376.11	14.14	27,979.39	14.06	-	-
Ultra Portfolio	$ 99,816	7,228.58	9.71	-	-	2,900.86	10.22	-	-
Value Portfolio	$ 6,791,314	368,432.77	16.69	142.94	12.12	22,568.87	16.61	22,989.62	11.48
Vista Portfolio	$ 816,927	67,516.09	10.74	-	-	8,106.91	11.30	-	-
Dreyfus Variable Investment Fund
Appreciation Portfolio	$ 615,131	49,623.56	11.13	-	-	5,376.13	11.71	-	-
Developing Leaders Portfolio	$ 82,743	10,311.22	8.02	-	-	-	-	-	-
Quality Bond Portfolio	$ 348,750	28,191.71	12.17	-	-	433.59	12.81	-	-
Socially Responsible Growth Fund	$ 323,116	38,037.39	7.27	-	-	1,103.11	7.89	14,219.79	2.66
DWS Variable Series II
Dreman Strategic Value (1)	$ 196,398	21,604.56	9.01	-	-	182.72	9.48	-	-
Dreman Small Cap Value Portfolio	$ 2,926,441	195,256.18	13.78	206.97	14.06	16,106.80	14.50	-	-
DWS VIT Funds
Equity 500 Index Fund	$ 813,862	-	-	-	-	-	-	61,767.21	13.13
Small Cap Index Fund	$ 436,372	2,073.77	13.27	12.35	13.40	5,541.11	13.40	21,201.46	15.72

(1) During 2009, the DWS Dreman High Return Equity Fund was renamed DWS Strategic Value Fund.

The accompanying notes are an integral part of these financial statements.

		NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
		STATEMENTS OF NET ASSETS
			December 31, 2009

Total Assets and Net Assets:		VariTrak		Investor Select		Estate Provider		Benefit Provider
		Product		Product		Product		Product
Investments in shares of mutual fund portfolios at market value		Accumulation	Unit	Accumulation	Unit	Accumulation	Unit	Accumulation	Unit
(policyholder accumulation units and unit value):		Units	Value	Units	Value	Units	Value	Units	Value

Franklin Templeton Variable Insurance Products Trust
Foreign Securities Fund	$ 1,965,896	117,754.68	13.97	74.32	14.46	21,778.66	14.70	-	-
Mutual Shares Securities Fund	$ 863,226	65,632.03	11.30	10.41	12.86	10,244.87	11.88	-	-
Global Real Estate Fund	$ 935,901	90,095.46	9.68	-	-	6,282.12	10.18	-	-
Mutual Global Discovery Securities Fund	$ 55,029	4,456.18	12.33	7.69	12.45	-	-	-	-
Small Midcap Growth Fund	$ 207,574	18,100.23	10.99	12.59	14.41	735.62	11.56	-	-
Small Cap Value Securities Fund	$ 548,048	35,616.93	12.37	63.14	13.67	8,175.59	13.02	-	-
US Government	$ 3,058,017	266,863.92	10.46	156.63	10.56	25,207.39	10.56	-	-
JP Morgan Series Trust II
International Equity Portfolio (2)	$ 3,956,954	207,041.23	12.25	-	-	21,369.95	12.65	81,173.86	14.13
International Opportunities Fund (2)	$ -	-	-	-	-	-	-	-	-
Small Cap Core (2)	$ 1,037,568	61,311.88	13.53	-	-	16,309.28	12.49	267.69	17.08
Small Company (2)	$ -	-	-	-	-	-	-	-	-
Morgan Stanley Universal Institutional Funds
Core Plus Fixed Income Portfolio	$ 2,081,416	-	-	-	-	-	-	1,330,001.57	1.56
Emerging Markets Equity Portfolio	$ 604,824	-	-	-	-	-	-	249,528.55	2.42
High Yield	$ -	-	-	-	-	-	-	-	-
US Real Estate Portfolio	$ 111,456	-	-	-	-	-	-	44,565.37	2.49
Neuberger Berman Advisors Management Trust
Small Cap Growth Portfolio	$ 545,217	52,716.80	8.49	-	-	10,927.82	8.93	-	-
Short Duration Bond Portfolio	$ 3,472,105	298,146.62	10.39	1,098.29	11.68	33,023.45	10.93	-	-
Mid Cap Growth Portfolio	$ 320,855	24,006.58	13.16	85.51	13.09	275.81	13.85	-	-
Partners Portfolio	$ 2,355,356	147,109.23	12.76	41.15	16.20	30,476.27	12.86	3,526.15	24.34
Socially Responsive Portfolio	$ 5,763	134.28	12.97	10.43	13.10	296.50	13.10	-	-
Oppenheimer Variable Products
Balanced / VA	$ 2,001	164.88	12.13	0.11	12.25	-	-	-	-
Main Street Small Cap	$ 6,352	437.05	14.53	-	-	-	-	-	-
Strategic Bond / VA	$ 10,751	870.61	12.35	-	-	-	-	-	-
Sentinel Variable Products Trust
Balanced Fund	$ 3,704,312	159,280.75	18.90	92.69	12.32	42,040.13	14.96	2,744.44	23.06
Bond Fund	$ 5,692,320	259,513.25	19.38	336.84	11.41	34,789.61	18.92	94.51	18.87
Common Stock Fund	$ 27,096,258	1,166,029.91	21.30	1,134.91	12.92	69,409.76	14.88	85,319.20	14.16
Mid Cap Growth Fund	$ 7,131,686	353,022.83	17.76	13.90	13.36	51,224.71	12.56	17,258.82	12.67
Money Market Fund	$ 9,415,480	488,510.48	13.96	2,834.24	10.01	158,570.89	14.16	244,502.43	1.32
Small Company Fund	$ 14,914,066	370,148.75	36.46	751.14	13.25	50,054.07	26.60	3,991.91	19.57

(2) During 2009, JP Morgan Series Trust II liquidated International Opportunities and Small Company and started International Equity and Small Cap Core Portfolios.

The accompanying notes are an integral part of these financial statements.

		NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
		STATEMENTS OF NET ASSETS
			December 31, 2009

Total Assets and Net Assets:		VariTrak		Investor Select		Estate Provider		Benefit Provider
		Product		Product		Product		Product
Investments in shares of mutual fund portfolios at market value		Accumulation	Unit	Accumulation	Unit	Accumulation	Unit	Accumulation	Unit
(policyholder accumulation units and unit value):		Units	Value	Units	Value	Units	Value	Units	Value

T Rowe Price Equity Series
Blue Chip Growth Portfolio	$ 1,352,113	101,715.86	10.93	474.96	14.50	20,278.45	11.50	-	-
Equity Income Portfolio	$ 5,266,059	435,584.59	10.88	1,160.41	12.64	44,631.41	11.45	-	-
Health Sciences Portfolio	$ 848,103	55,569.58	13.35	128.47	14.30	7,413.05	14.05	-	-
Personal Strategy Portfolio	$ 68,468	5,069.50	13.51	-	-	-	-	-	-
Van Eck Worldwide Insurance Trust
IT Worldwide Emerging Markets	$ 1,788,735	74,655.33	22.21	187.46	22.42	5,652.91	22.42	-	-
IT Worldwide Bond	$ 40,683	3,593.14	11.17	47.23	11.28	-	-	-	-
IT Worldwide Real Estate	$ -	-	-	-	-	-	-	-	-
IT Worldwide Hard Assets	$ 103,751	6,240.30	15.52	108.30	15.67	333.10	15.67	-	-
Variable Insurance Product Funds
Contrafund Portfolio	$ 11,939,760	456,770.88	23.48	1,274.14	13.79	64,324.18	18.63	-	-
Equity Income Portfolio	$ 9,549,889	238,113.14	38.61	26.68	13.25	30,937.68	11.54	-	-
Growth Portfolio	$ 12,102,653	309,064.82	36.04	47.94	12.80	85,065.54	11.33	-	-
High Income Portfolio	$ 5,454,951	146,696.87	33.32	14,275.12	14.81	29,160.11	12.22	-	-
Index 500 Portfolio	$ 34,762,035	985,896.68	29.38	3,009.19	12.80	480,436.22	11.98	-	-
Investment Grade Bond Portfolio	$ 6,245,078	322,831.87	15.40	16.18	11.98	68,614.02	16.70	63,724.16	2.00
Mid Cap Portfolio	$ 4,430,000	263,216.66	15.39	360.59	14.64	23,140.97	16.19	-	-
Overseas Portfolio	$ 9,793,331	338,658.39	26.10	268.65	13.51	48,582.40	12.04	157,322.68	2.33
Value Strategies	$ 10,878	381.65	16.56	272.42	16.73	-	-	-	-
Wells Fargo Variable Trust Funds
Discovery	$ 5,666,728	378,019.94	13.76	-	-	27,891.97	15.60	1,439.86	20.75
Opportunity	$ 3,881,881	135,116.25	17.71	-	-	26,139.39	18.04	25,806.78	39.31

The accompanying notes are an integral part of these financial statements.

	NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
		STATEMENTS OF OPERATIONS
	FOR THE YEAR ENDED DECEMBER 31, 2009

	AIM Variable	AIM Variable	AIM Variable
	Insurance Funds	Insurance Funds	Insurance Funds	Alger American Fund	Alger American Fund
					Capital
	Dynamics	Global Health Care	Technology	Growth	Appreciation
Investment income:
Dividend income	$ -	$ 7,713	$ -	$ 80,722	$ -
Expenses:
Mortality and expense risk
and administrative charges	6,793	18,563	10,425	105,373	12,432
Net investment income (loss)	(6,793)	(10,850)	(10,425)	(24,651)	(12,432)
Realized and unrealized
gain (loss) on investments:
Capital gains distributions	-	-	-	-	-
Net realized gain (loss) from shares sold	(99,004)	(277,100)	(117,031)	(1,154,035)	(133,905)
Net unrealized appreciation (depreciation)
on investments	357,199	800,425	659,125	5,829,174	717,568
Net realized and unrealized
gain (loss) on investments	258,195	523,325	542,094	4,675,139	583,663
Increase (decrease) in net assets
resulting from operations	$ 251,402	$ 512,475	$ 531,669	$ 4,650,488	$ 571,231

	The accompanying notes are an integral part of these financial statements.

	NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
	STATEMENTS OF OPERATIONS
	FOR THE YEAR ENDED DECEMBER 31, 2009

	Alger American Fund	Alliance Bernstein	Alliance Bernstein	Alliance Bernstein
	SmallCap		Small/Mid Cap	International
	Growth	Value	Value	Value
Investment income:
Dividend income	$ -	$ 14	$ 6,643	$ 30,541
Expenses:
Mortality and expense risk
and administrative charges	55,891	6	5,112	19,625
Net investment income (loss)	(55,891)	8	1,531	10,916
Realized and unrealized
gain (loss) on investments:
Capital gains distributions	-	-	25,923	-
Net realized gain (loss) from shares sold	(125,871)	5	36,488	150,441
Net unrealized appreciation (depreciation)
on investments	2,524,007	70	118,707	473,081
Net realized and unrealized
gain (loss) on investments	2,398,136	75	181,118	623,522
Increase (decrease) in net assets
resulting from operations	$ 2,342,245	$ 83	$ 182,649	$ 634,438

The accompanying notes are an integral part of these financial statements.

	NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
		STATEMENTS OF OPERATIONS
	FOR THE YEAR ENDED DECEMBER 31, 2009

		American Century	American Century	American Century	American Century
	Alliance Bernstein	Variable Portfolios	Variable Portfolios	Variable Portfolios	Variable Portfolios
	International	Income &	Inflation
	Growth	Growth	Protection	International	Ultra
Investment income:
Dividend income	$ 15,581	$ 126,217	$ 34,760	$ 81,287	$ 218
Expenses:
Mortality and expense risk
and administrative charges	2,763	22,746	14,698	35,385	583
Net investment income (loss)	12,818	103,471	20,062	45,902	(365)
Realized and unrealized
gain (loss) on investments:
Capital gains distributions	-	-	-	-	-
Net realized gain (loss) from shares sold	25,519	(458,715)	(29,638)	(1,092,765)	(14,712)
Net unrealized appreciation (depreciation)
on investments	80,876	787,648	167,360	2,205,207	38,355
Net realized and unrealized
gain (loss) on investments	106,395	328,933	137,722	1,112,442	23,643
Increase (decrease) in net assets
resulting from operations	$ 119,213	$ 432,404	$ 157,784	$ 1,158,344	$ 23,278

The accompanying notes are an integral part of these financial statements.

	NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
		STATEMENTS OF OPERATIONS
	FOR THE YEAR ENDED DECEMBER 31, 2009

	American Century	American Century	Dreyfus Variable	Dreyfus Variable	Dreyfus Variable
	Variable Portfolios	Variable Portfolios	Investment Fund	Investment Fund	Investment Fund
				Developing	Quality
	Value	Vista	Appreciation	Leaders	Bond
Investment income:
Dividend income	$ 350,784	$ -	$ 13,500	$ 878	$ 11,554
Expenses:
Mortality and expense risk
and administrative charges	50,923	6,226	4,599	545	2,245
Net investment income (loss)	299,861	(6,226)	8,901	333	9,309
Realized and unrealized
gain (loss) on investments:
Capital gains distributions	-	-	39,392	-	-
Net realized gain (loss) from shares sold	(1,750,501)	(142,158)	(112,131)	(14,488)	(5,017)
Net unrealized appreciation (depreciation)
on investments	2,480,975	293,158	167,724	30,158	27,082
Net realized and unrealized
gain (loss) on investments	730,474	151,000	94,985	15,670	22,065
Increase (decrease) in net assets
resulting from operations	$ 1,030,335	$ 144,774	$ 103,886	$ 16,003	$ 31,374

The accompanying notes are an integral part of these financial statements.

	NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
		STATEMENTS OF OPERATIONS
	FOR THE YEAR ENDED DECEMBER 31, 2009
		DWS	DWS
	Dreyfus Variable	Variable	Variable	DWS	DWS
	Investment Fund	Series II	Series II	VIT Funds	VIT Funds
	Socially	Dreman	Dreman		Small Cap
	Responsible Growth	Strategic Value (1)	Small Cap Value	Equity 500 Index	Index
Investment income:
Dividend income	$ 2,683	$ 6,987	$ 38,487	$ 20,112	$ 6,631
Expenses:
Mortality and expense risk
and administrative charges	2,276	1,567	21,156	1,708	1,292
Net investment income (loss)	407	5,420	17,331	18,404	5,339
Realized and unrealized
gain (loss) on investments:
Capital gains distributions	-	-	-	-	24,869
Net realized gain (loss) from shares sold	(11,874)	(69,391)	(552,232)	(174,990)	(64,201)
Net unrealized appreciation (depreciation)
on investments	93,057	103,853	1,173,685	289,594	126,998
Net realized and unrealized
gain (loss) on investments	81,183	34,462	621,453	114,604	87,666
Increase (decrease) in net assets
resulting from operations	$ 81,590	$ 39,882	$ 638,784	$ 133,008	$ 93,005

(1) During 2009, the DWS Dreman High Return Equity Fund was renamed DWS Strategic Value Fund.

The accompanying notes are an integral part of these financial statements.

	NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
		STATEMENTS OF OPERATIONS
	FOR THE YEAR ENDED DECEMBER 31, 2009
	Franklin Templeton	Franklin Templeton	Franklin Templeton	Franklin Templeton	Franklin Templeton
	Variable Insurance	Variable Insurance	Variable Insurance	Variable Insurance	Variable Insurance
	Products Trust	Products Trust	Products Trust	Products Trust	Products Trust
	Foreign	Mutual Shares	Global Real	Mutual Global	Small Midcap
	Securities	Securities	Estate	Discovery Securities	Growth Fund
Investment income:
Dividend income	$ 54,270	$ 14,544	$ 103,126	457	$ -
Expenses:
Mortality and expense risk
and administrative charges	14,023	6,450	6,891	247	1,444
Net investment income (loss)	40,247	8,094	96,235	210	(1,444)
Realized and unrealized
gain (loss) on investments:
Capital gains distributions	66,951	-	-	865	-
Net realized gain (loss) from shares sold	(357,457)	(164,402)	(616,410)	1,796	(39,736)
Net unrealized appreciation (depreciation)
on investments	778,227	326,145	677,762	4,249	99,880
Net realized and unrealized
gain (loss) on investments	487,721	161,743	61,352	6,910	60,144
Increase (decrease) in net assets
resulting from operations	$ 527,968	$ 169,837	$ 157,587	7,120	$ 58,700

The accompanying notes are an integral part of these financial statements.

		NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
		STATEMENTS OF OPERATIONS
		FOR THE YEAR ENDED DECEMBER 31, 2009
	Franklin Templeton	Franklin Templeton
	Variable Insurance	Variable Insurance	JP Morgan	JP Morgan	JP Morgan	JP Morgan
	Products Trust	Products Trust	Series Trust II	Series Trust II	Series Trust II	Series Trust II
	Small Cap		International	International	Small	Small
	Value Securities	US Government	Equity (2)	Opportunities (2)	Cap (2)	Company (2)
Investment income:
Dividend income	$ 7,716	$ 96,637	$ 57,549	$ 147,601	$ 2,310	$ 4,942
Expenses:
Mortality and expense risk
and administrative charges	3,818	22,020	17,563	6,059	5,768	2,167
Net investment income (loss)	3,898	74,617	39,986	141,542	(3,458)	2,775
Realized and unrealized
gain (loss) on investments:
Capital gains distributions	21,250	-	-	144,271	-	15,026
Net realized gain (loss) from shares sold	(65,142)	7,812	(480,847)	(244,329)	(131,925)	(99,319)
Net unrealized appreciation (depreciation)
on investments	166,115	(25,165)	(795,676)	2,270,621	(184,490)	596,838
Net realized and unrealized
gain (loss) on investments	122,223	(17,353)	(1,276,523)	2,170,563	(316,415)	512,545
Increase (decrease) in net assets
resulting from operations	$ 126,121	$ 57,264	$ (1,236,537)	$ 2,312,105	$ (319,873)	$ 515,320

(2) During 2009, JP Morgan Series Trust II liquidated International Opportunities and Small Company and started International Equity and Small Cap Core Portfolios.

The accompanying notes are an integral part of these financial statements.

		NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
		STATEMENTS OF OPERATIONS
		FOR THE YEAR ENDED DECEMBER 31, 2009
	Morgan Stanley	Morgan Stanley	Morgan Stanley	Morgan Stanley	Neuberger Berman	Neuberger Berman
	Universal Institutional	Universal Institutional	Universal Institutional	Universal Institutional	Advisors	Advisors
	Funds	Funds	Funds	Funds	Management Trust	Management Trust
	Core Plus	Emerging Markets			Small Cap	Short Duration
	Fixed Income	Equity	High Yield	US Real Estate	Growth	Bond
Investment income:
Dividend income	$ 147,950	$ -	$ -	$ 2,830	$ -	$ 246,428
Expenses:
Mortality and expense risk
and administrative charges	4,378	1,210	16	270	3,974	25,989
Net investment income (loss)	143,572	(1,210)	(16)	2,560	(3,974)	220,439
Realized and unrealized
gain (loss) on investments:
Capital gains distributions	-	-	-	-	-	-
Net realized gain (loss) from shares sold	(79,538)	(266,887)	(16,413)	(203,996)	(88,083)	(179,990)
Net unrealized appreciation (depreciation)
on investments	101,798	515,860	19,307	204,274	192,539	303,502
Net realized and unrealized
gain (loss) on investments	22,260	248,973	2,894	278	104,456	123,512
Increase (decrease) in net assets
resulting from operations	$ 165,832	$ 247,763	$ 2,878	$ 2,838	$ 100,482	$ 343,951

The accompanying notes are an integral part of these financial statements.

	NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
		STATEMENTS OF OPERATIONS
	FOR THE YEAR ENDED DECEMBER 31, 2009
	Neuberger Berman	Neuberger Berman	Neuberger Berman
	Advisors	Advisors	Advisors	Oppenheimer	Oppenheimer
	Management Trust	Management Trust	Management Trust	Variable Products	Variable Products
	Mid Cap
	Growth	Partners	Socially Responsive	Balanced / VA	Main Street
Investment income:
Dividend income	$ -	$ 50,667	$ 158	$ -	$ -
Expenses:
Mortality and expense risk
and administrative charges	2,577	15,117	19	6	6
Net investment income (loss)	(2,577)	35,550	139	(6)	(6)
Realized and unrealized
gain (loss) on investments:
Capital gains distributions	-	225,068	-	-	-
Net realized gain (loss) from shares sold	(42,433)	(956,173)	471	7	74
Net unrealized appreciation (depreciation)
on investments	124,142	1,542,690	807	77	262
Net realized and unrealized
gain (loss) on investments	81,709	811,585	1,278	84	336
Increase (decrease) in net assets
resulting from operations	$ 79,132	$ 847,135	$ 1,417	$ 78	$ 330

The accompanying notes are an integral part of these financial statements.

	NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
		STATEMENTS OF OPERATIONS
	FOR THE YEAR ENDED DECEMBER 31, 2009
		Sentinel	Sentinel	Sentinel	Sentinel
	Oppenheimer	Variable	Variable	Variable	Variable
	Variable Products	Products Trust	Products Trust	Products Trust	Products Trust
				Common	Mid Cap
	Strategic Bond	Balanced	Bond	Stock	Growth
Investment income:
Dividend income	$ 31	$ 90,808	$ 279,860	$ 361,657	$ 8,158
Expenses:
Mortality and expense risk
and administrative charges	92	27,249	46,782	207,230	53,683
Net investment income (loss)	(61)	63,559	233,078	154,427	(45,525)
Realized and unrealized
gain (loss) on investments:
Capital gains distributions	10	-	258,338	-	-
Net realized gain (loss) from shares sold	558	(298,249)	119,562	(1,031,883)	(487,926)
Net unrealized appreciation (depreciation)
on investments	1,664	868,771	(88,900)	6,763,226	2,168,215
Net realized and unrealized
gain (loss) on investments	2,232	570,522	289,000	5,731,343	1,680,289
Increase (decrease) in net assets
resulting from operations	$ 2,171	$ 634,081	$ 522,078	$ 5,885,770	$ 1,634,764

The accompanying notes are an integral part of these financial statements.

	NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
		STATEMENTS OF OPERATIONS
	FOR THE YEAR ENDED DECEMBER 31, 2009
	Sentinel	Sentinel	T Rowe Price	T Rowe Price	T Rowe Price
	Variable	Variable	Equity	Equity	Equity
	Products Trust	Products Trust	Series	Series	Series
	Money	Small	Blue Chip	Equity	Health
	Market	Company	Growth	Income	Sciences
Investment income:
Dividend income	$ 430	$ 56,822	$ -	$ 76,583	$ -
Expenses:
Mortality and expense risk
and administrative charges	84,575	113,540	9,094	38,168	6,335
Net investment income (loss)	(84,145)	(56,718)	(9,094)	38,415	(6,335)
Realized and unrealized
gain (loss) on investments:
Capital gains distributions	-	-	-	-	-
Net realized gain (loss) from shares sold	-	(2,697,675)	(150,639)	(355,724)	(52,864)
Net unrealized appreciation (depreciation)
on investments	-	5,790,747	553,619	1,376,856	262,986
Net realized and unrealized
gain (loss) on investments	-	3,093,072	402,980	1,021,132	210,122
Increase (decrease) in net assets
resulting from operations	$ (84,145)	$ 3,036,354	$ 393,886	$ 1,059,547	$ 203,787

The accompanying notes are an integral part of these financial statements.

	NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
		STATEMENTS OF OPERATIONS
	FOR THE YEAR ENDED DECEMBER 31, 2009
	T Rowe Price	Van Eck	Van Eck	Van Eck	Van Eck
	Equity	Worldwide	Worldwide	Worldwide	Worldwide
	Series	Insurance Trust	Insurance Trust	Insurance Trust	Insurance Trust
	Personal	Emerging
	Strategies	Markets	Bond	Real Estate	Hard Asset
Investment income:
Dividend income	$ 307	$ 3,099	$ 131	$ -	$ 6
Expenses:
Mortality and expense risk
and administrative charges	135	13,590	206	28	376
Net investment income (loss)	172	(10,491)	(75)	(28)	(370)
Realized and unrealized
gain (loss) on investments:
Capital gains distributions	-	125,270	-	-	12
Net realized gain (loss) from shares sold	117	544,197	1,200	3,380	6,846
Net unrealized appreciation (depreciation)
on investments	1,345	499,478	645	-	12,225
Net realized and unrealized
gain (loss) on investments	1,462	1,168,945	1,845	3,380	19,083
Increase (decrease) in net assets
resulting from operations	$ 1,634	$ 1,158,454	$ 1,770	$ 3,352	$ 18,713

The accompanying notes are an integral part of these financial statements.

	NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
		STATEMENTS OF OPERATIONS
	FOR THE YEAR ENDED DECEMBER 31, 2009
	Variable	Variable	Variable	Variable	Variable
	Insurance	Insurance	Insurance	Insurance	Insurance
	Product Funds	Product Funds	Product Funds	Product Funds	Product Funds
		Equity		High
	Contrafund	Income	Growth	Income	Index 500
Investment income:
Dividend income	$ 145,327	$ 190,683	$ 47,617	$ 390,850	$ 780,202
Expenses:
Mortality and expense risk
and administrative charges	89,901	74,059	91,169	39,921	255,781
Net investment income (loss)	55,426	116,624	(43,552)	350,929	524,421
Realized and unrealized
gain (loss) on investments:
Capital gains distributions	2,897	-	9,308	-	692,566
Net realized gain (loss) from shares sold	(2,345,509)	(2,497,783)	(722,072)	(453,303)	(2,946,979)
Net unrealized appreciation (depreciation)
on investments	5,524,799	4,601,954	3,365,522	1,735,389	8,893,103
Net realized and unrealized
gain (loss) on investments	3,182,187	2,104,171	2,652,758	1,282,086	6,638,690
Increase (decrease) in net assets
resulting from operations	$ 3,237,613	$ 2,220,795	$ 2,609,206	$ 1,633,015	$ 7,163,111

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2009
	Variable	Variable	Variable	Variable	Wells Fargo	Wells Fargo
	Insurance	Insurance	Insurance	Insurance	Variable	Variable
	Product Funds	Product Funds	Product Funds	Product Funds	Trust Funds	Trust Funds
	Investment
	Grade Bond	Mid Cap	Overseas	Value Strategies	Discovery	Opportunity
Investment income:
Dividend income	$ 536,378	$ 26,707	$ 186,217	$ 48	$ -	$ -
Expenses:
Mortality and expense risk
and administrative charges	51,289	33,839	72,944	9	42,592	22,996
Net investment income (loss)	485,089	(7,132)	113,273	39	(42,592)	(22,996)
Realized and unrealized
gain (loss) on investments:
Capital gains distributions	24,921	18,259	28,796	-	-	-
Net realized gain (loss) from shares sold	(107,645)	(913,329)	(2,321,240)	3	(234,663)	(847,537)
Net unrealized appreciation (depreciation)
on investments	409,602	2,161,017	4,167,135	611	1,905,611	2,137,463
Net realized and unrealized
gain (loss) on investments	326,878	1,265,947	1,874,691	614	1,670,948	1,289,926
Increase (decrease) in net assets
resulting from operations	$ 811,967	$ 1,258,815	$ 1,987,964	$ 653	$ 1,628,356	$ 1,266,930

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2009

	AIM Variable	AIM Variable	AIM Variable
	Insurance Funds	Insurance Funds	Insurance Funds	Alger American Fund	Alger American Fund
					Capital
	Dynamics	Global Health Care	Technology	Growth	Appreciation

Net investment income (loss)	$ (6,793)	$ (10,850)	$ (10,425)	$ (24,651)	$ (12,432)

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	-	-	-	-	-
Net realized gain (loss) from shares sold	(99,004)	(277,100)	(117,031)	(1,154,035)	(133,905)
Net unrealized appreciation (depreciation)
on investments	357,199	800,425	659,125	5,829,174	717,568

Net realized and unrealized
gain (loss) on investments	258,195	523,325	542,094	4,675,139	583,663

Increase (decrease) in net assets
resulting from operations	251,402	512,475	531,669	4,650,488	571,231

Accumulation unit transactions:
Participant deposits	140,125	351,296	224,449	1,798,378	204,059
Transfers between investment
sub-accounts and general account, net	(121,325)	(107,982)	(62,595)	(734,457)	(3,104)
Net surrenders and lapses	(39,512)	(116,913)	(88,042)	(1,073,689)	(334,525)
Contract benefits	-	-	-	(6,309)	(444)
Loan interest received	2,286	7,417	2,235	64,475	3,473
Transfers for policy loans	(9,552)	(27,370)	(5,437)	(193,942)	(26,170)
Contract charges	(89,583)	(206,996)	(132,869)	(1,237,993)	(141,016)
Other	261	1,175	496	23,495	1,438

Total net accumulation unit transactions	(117,300)	(99,373)	(61,763)	(1,360,042)	(296,289)

Increase (decrease) in net assets	134,102	413,102	469,906	3,290,446	274,942

Net assets, beginning of period	$ 787,976	$ 2,036,172	$ 978,696	$ 11,095,683	$ 1,485,115

Net assets, end of period	$ 922,078	$ 2,449,274	$ 1,448,602	$ 14,386,129	$ 1,760,057

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2009

	Alger American Fund	Alliance Bernstein	Alliance Bernstein	Alliance Bernstein
	SmallCap		Small/Mid Cap	International
	Growth	Value	Value	Value

Net investment income (loss)	$ (55,891)	$ 8	$ 1,531	$ 10,916

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	-	-	25,923	-
Net realized gain (loss) from shares sold	(125,871)	5	36,488	150,441
Net unrealized appreciation (depreciation)
on investments	2,524,007	70	118,707	473,081

Net realized and unrealized
gain (loss) on investments	2,398,136	75	181,118	623,522

Increase (decrease) in net assets
resulting from operations	2,342,245	83	182,649	634,438

Accumulation unit transactions:
Participant deposits	761,384	1,872	97,616	351,833
Transfers between investment
sub-accounts and general account, net	(367,606)	633	(133,977)	(272,259)
Net surrenders and lapses	(666,340)	-	(29,296)	(118,038)
Contract benefits	(6,546)	-	(1,022)	(1,352)
Loan interest received	33,365	-	1,938	7,572
Transfers for policy loans	(65,236)	-	(18,476)	(39,801)
Contract charges	(598,490)	(95)	(49,559)	(210,009)
Other	17,963	6	848	3,422

Total net accumulation unit transactions	(891,506)	2,416	(131,928)	(278,632)

Increase (decrease) in net assets	1,450,739	2,499	50,721	355,806

Net assets, beginning of period	$ 5,970,435	$ 406	$ 613,866	$ 2,200,794

Net assets, end of period	$ 7,421,174	$ 2,905	$ 664,587	$ 2,556,600

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2009

		American Century	American Century	American Century	American Century
	Alliance Bernstein	Variable Portfolios	Variable Portfolios	Variable Portfolios	Variable Portfolios
	International	Income &	Inflation
	Growth	Growth	Protection	International	Ultra

Net investment income (loss)	$ 12,818	$ 103,471	$ 20,062	$ 45,902	$ (365)

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	-	-	-	-	-
Net realized gain (loss) from shares sold	25,519	(458,715)	(29,638)	(1,092,765)	(14,712)
Net unrealized appreciation (depreciation)
on investments	80,876	787,648	167,360	2,205,207	38,355

Net realized and unrealized
gain (loss) on investments	106,395	328,933	137,722	1,112,442	23,643

Increase (decrease) in net assets
resulting from operations	119,213	432,404	157,784	1,158,344	23,278

Accumulation unit transactions:
Participant deposits	46,304	450,654	311,900	718,509	17,004
Transfers between investment
sub-accounts and general account, net	19,884	2,588	242,531	(303,536)	(732)
Net surrenders and lapses	(10,374)	(268,643)	(78,259)	(242,417)	(1,652)
Contract benefits	-	-	-	(5,632)	-
Loan interest received	994	10,569	8,462	14,259	298
Transfers for policy loans	(1,671)	(22,635)	(16,898)	(60,917)	(4,554)
Contract charges	(28,661)	(287,511)	(157,927)	(398,247)	(10,649)
Other	711	3,841	2,007	5,151	40

Total net accumulation unit transactions	27,187	(111,137)	311,816	(272,830)	(245)

Increase (decrease) in net assets	146,400	321,267	469,600	885,514	23,033

Net assets, beginning of period	$ 245,119	$ 2,744,259	$ 1,538,524	$ 3,778,708	$ 76,783

Net assets, end of period	$ 391,519	$ 3,065,526	$ 2,008,124	$ 4,664,222	$ 99,816

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2009

	American Century	American Century	Dreyfus Variable	Dreyfus Variable	Dreyfus Variable
	Variable Portfolios	Variable Portfolios	Investment Fund	Investment Fund	Investment Fund
				Developing	Quality
	Value	Vista	Appreciation	Leaders	Bond

Net investment income (loss)	$ 299,861	$ (6,226)	$ 8,901	$ 333	$ 9,309

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	-	-	39,392	-	-
Net realized gain (loss) from shares sold	(1,750,501)	(142,158)	(112,131)	(14,488)	(5,017)
Net unrealized appreciation (depreciation)
on investments	2,480,975	293,158	167,724	30,158	27,082

Net realized and unrealized
gain (loss) on investments	730,474	151,000	94,985	15,670	22,065

Increase (decrease) in net assets
resulting from operations	1,030,335	144,774	103,886	16,003	31,374

Accumulation unit transactions:
Participant deposits	830,101	163,751	121,249	20,441	109,758
Transfers between investment
sub-accounts and general account, net	(200,850)	9,077	(61,962)	7,751	31,877
Net surrenders and lapses	(891,178)	(48,718)	(33,345)	(743)	(3,987)
Contract benefits	(701)	(5,813)	-	-	-
Loan interest received	17,333	4,261	1,656	2	292
Transfers for policy loans	(89,953)	(8,475)	(7,132)	(3)	(313)
Contract charges	(576,959)	(74,508)	(49,230)	(6,880)	(27,534)
Other	6,139	377	178	40	260

Total net accumulation unit transactions	(906,068)	39,952	(28,586)	20,608	110,353

Increase (decrease) in net assets	124,267	184,726	75,300	36,611	141,727

Net assets, beginning of period	$ 6,667,047	$ 632,201	$ 539,831	$ 46,132	$ 207,023

Net assets, end of period	$ 6,791,314	$ 816,927	$ 615,131	$ 82,743	$ 348,750

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2009

		DWS	DWS
	Dreyfus Variable	Variable	Variable	DWS	DWS
	Investment Fund	Series II	Series II	VIT Funds	VIT Funds
	Socially	Dreman	Dreman		Small Cap
	Responsible Growth	Strategic Value (1)	Small Cap Value	Equity 500 Index	Index

Net investment income (loss)	$ 407	$ 5,420	$ 17,331	$ 18,404	$ 5,339

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	-	-	-	-	24,869
Net realized gain (loss) from shares sold	(11,874)	(69,391)	(552,232)	(174,990)	(64,201)
Net unrealized appreciation (depreciation)
on investments	93,057	103,853	1,173,685	289,594	126,998

Net realized and unrealized
gain (loss) on investments	81,183	34,462	621,453	114,604	87,666

Increase (decrease) in net assets
resulting from operations	81,590	39,882	638,784	133,008	93,005

Accumulation unit transactions:
Participant deposits	50,626	29,441	414,017	36,837	7,958
Transfers between investment
sub-accounts and general account, net	(4,776)	(5,833)	(42,971)	39,503	120,905
Net surrenders and lapses	(13,844)	(20,686)	(141,511)	(362,763)	(44,878)
Contract benefits	-	-	(4,154)	-	-
Loan interest received	697	651	6,645	-	-
Transfers for policy loans	(1,952)	(1,065)	(28,864)	-	(4,216)
Contract charges	(40,666)	(15,159)	(232,826)	(38,922)	(15,465)
Other	(518)	(81)	3,655	2,588	(21)

Total net accumulation unit transactions	(10,433)	(12,732)	(26,009)	(322,757)	64,283

Increase (decrease) in net assets	71,157	27,150	612,775	(189,749)	157,288

Net assets, beginning of period	$ 251,959	$ 169,248	$ 2,313,666	$ 1,003,611	$ 279,084

Net assets, end of period	$ 323,116	$ 196,398	$ 2,926,441	$ 813,862	$ 436,372

	(1) During 2009, the DWS Dreman High Return Equity Fund was renamed DWS Strategic Value Fund.

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2009

	Franklin Templeton	Franklin Templeton	Franklin Templeton	Franklin Templeton	Franklin Templeton
	Variable Insurance	Variable Insurance	Variable Insurance	Variable Insurance	Variable Insurance
	Products Trust	Products Trust	Products Trust	Products Trust	Products Trust
	Foreign	Mutual Shares	Global Real	Mutual Global	Small Midcap
	Securities	Securities	Estate	Discovery Securities	Growth Fund

Net investment income (loss)	$ 40,247	$ 8,094	$ 96,235	$ 210	$ (1,444)

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	66,951	-	-	865	-
Net realized gain (loss) from shares sold	(357,457)	(164,402)	(616,410)	1,796	(39,736)
Net unrealized appreciation (depreciation)
on investments	778,227	326,145	677,762	4,249	99,880

Net realized and unrealized
gain (loss) on investments	487,721	161,743	61,352	6,910	60,144

Increase (decrease) in net assets
resulting from operations	527,968	169,837	157,587	7,120	58,700

Accumulation unit transactions:
Participant deposits	283,461	128,976	152,558	5,024	35,350
Transfers between investment
sub-accounts and general account, net	(91,285)	(34,189)	(21,126)	48,277	6,776
Net surrenders and lapses	(91,599)	(49,123)	(74,363)	-	(19,699)
Contract benefits	(4,812)	-	(143)	-	-
Loan interest received	4,080	1,770	1,632	6	151
Transfers for policy loans	(16,194)	(2,656)	(5,380)	(2,042)	8,101
Contract charges	(142,688)	(76,985)	(87,793)	(3,507)	(20,911)
Other	2,113	1,974	754	151	(11)

Total net accumulation unit transactions	(56,924)	(30,233)	(33,861)	47,909	9,757

Increase (decrease) in net assets	471,044	139,604	123,726	55,029	68,457

Net assets, beginning of period	$ 1,494,852	$ 723,622	$ 812,175	$ -	$ 139,117

Net assets, end of period	$ 1,965,896	$ 863,226	$ 935,901	$ 55,029	$ 207,574

The accompanying notes are an integral part of these financial statements.

		NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

		STATEMENTS OF CHANGES IN NET ASSETS

		FOR THE YEAR ENDED DECEMBER 31, 2009

	Franklin Templeton	Franklin Templeton
	Variable Insurance	Variable Insurance	JP Morgan	JP Morgan	JP Morgan	JP Morgan
	Products Trust	Products Trust	Series Trust II	Series Trust II	Series Trust II	Series Trust II
	Small Cap		International	International	Small	Small
	Value Securities	US Government	Equity (2)	Opportunities	Cap (3)	Company

Net investment income (loss)	$ 3,898	$ 74,617	$ 39,986	$ 141,542	$ (3,458)	$ 2,775

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	21,250	-	-	144,271	-	15,026
Net realized gain (loss) from shares sold	(65,142)	7,812	(480,847)	(244,329)	(131,925)	(99,319)
Net unrealized appreciation (depreciation)
on investments	166,115	(25,165)	(795,676)	2,270,621	(184,490)	596,838

Net realized and unrealized
gain (loss) on investments	122,223	(17,353)	(1,276,523)	2,170,563	(316,415)	512,545

Increase (decrease) in net assets
resulting from operations	126,121	57,264	(1,236,537)	2,312,105	(319,873)	515,320

Accumulation unit transactions:
Participant deposits	82,633	438,969	268,724	129,490	89,142	58,199
Transfers between investment
sub-accounts and general account, net	(11,514)	998,355	(202,480)	198,779	(23,092)	(21,255)
Net surrenders and lapses	(13,915)	(174,413)	(188,421)	(109,820)	(93,730)	(44,723)
Contract benefits	-	-	(402)	-	-	-
Loan interest received	941	8,456	4,255	2,170	658	1,016
Transfers for policy loans	(3,317)	(48,598)	(26,564)	(14,278)	(4,107)	(2,497)
Contract charges	(36,353)	(234,619)	(179,984)	(81,881)	(70,640)	(32,654)
Other	351	3,354	5,518,362	(5,516,212)	1,459,210	(1,458,826)

Total net accumulation unit transactions	18,826	991,504	5,193,490	(5,391,752)	1,357,441	(1,500,740)

Increase (decrease) in net assets	144,947	1,048,768	3,956,953	(3,079,647)	1,037,568	(985,420)

Net assets, beginning of period	$ 403,101	$ 2,009,249	$ -	$ 3,079,647	$ -	$ 985,420

Net assets, end of period	$ 548,048	$ 3,058,017	$ 3,956,953	$ -	$ 1,037,568	$ -

(2) During 2009, JP Morgan Series Trust II transferred all shares from International Opportunities to International Equity
(3) During 2009, JP Morgan Series Trust II transferred all shares from Small Company to Small Cap Core

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2009

	Morgan Stanley	Morgan Stanley	Morgan Stanley	Morgan Stanley	Neuberger Berman	Neuberger Berman
	Universal Institutional	Universal Institutional	Universal Institutional	Universal Institutional	Advisors	Advisors
	Funds	Funds	Funds	Funds	Management Trust	Management Trust
	Core Plus	Emerging Markets			Small Cap	Short Duration
	Fixed Income	Equity	High Yield	US Real Estate	Growth	Bond

Net investment income (loss)	$ 143,572	$ (1,210)	$ (16)	$ 2,560	$ (3,974)	$ 220,439

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	-	-	-	-	-	-
Net realized gain (loss) from shares sold	(79,538)	(266,887)	(16,413)	(203,996)	(88,083)	(179,990)
Net unrealized appreciation (depreciation)
on investments	101,798	515,860	19,307	204,274	192,539	303,502

Net realized and unrealized
gain (loss) on investments	22,260	248,973	2,894	278	104,456	123,512

Increase (decrease) in net assets
resulting from operations	165,832	247,763	2,878	2,838	100,482	343,951

Accumulation unit transactions:
Participant deposits	30,489	7,919	-	3,562	109,452	488,037
Transfers between investment
sub-accounts and general account, net	(243,209)	51,783	(7,771)	2,205	(16,281)	443,112
Net surrenders and lapses	(76,642)	(49,093)	(41,206)	(49,765)	(25,577)	(174,491)
Contract benefits	-	-	-	-	(4,046)	(161)
Loan interest received	-	-	-	-	3,016	11,591
Transfers for policy loans	(31,038)	(8,420)	-	(2,010)	(9,242)	(51,890)
Contract charges	(23,606)	(11,615)	(179)	(4,146)	(42,921)	(283,089)
Other	128	(475)	78	2,075	512	4,246

Total net accumulation unit transactions	(343,878)	(9,901)	(49,078)	(48,079)	14,913	437,355

Increase (decrease) in net assets	(178,046)	237,862	(46,200)	(45,241)	115,395	781,306

Net assets, beginning of period	$ 2,259,462	$ 366,962	$ 46,200	$ 156,697	$ 429,822	$ 2,690,799

Net assets, end of period	$ 2,081,416	$ 604,824	$ -	$ 111,456	$ 545,217	$ 3,472,105

The accompanying notes are an integral part of these financial statements.

	NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

	STATEMENTS OF CHANGES IN NET ASSETS

	FOR THE YEAR ENDED DECEMBER 31, 2009

	Neuberger Berman	Neuberger Berman	Neuberger Berman
	Advisors	Advisors	Advisors	Oppenheimer	Oppenheimer
	Management Trust	Management Trust	Management Trust	Variable Products	Variable Products
	Mid Cap
	Growth	Partners	Socially Repsonsive	Balanced / VA	Main Street

Net investment income (loss)	$ (2,577)	$ 35,550	$ 139	$ (6)	$ (6)

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	-	225,068	-	-	-
Net realized gain (loss) from shares sold	(42,433)	(956,173)	471	7	74
Net unrealized appreciation (depreciation)
on investments	124,142	1,542,690	807	77	262

Net realized and unrealized
gain (loss) on investments	81,709	811,585	1,278	84	336

Increase (decrease) in net assets
resulting from operations	79,132	847,135	1,417	78	330

Accumulation unit transactions:
Participant deposits	43,030	223,158	777	1,157	53
Transfers between investment
sub-accounts and general account, net	(10,932)	14,889	4,087	-	6,005
Net surrenders and lapses	(30,474)	(218,787)	-	-	-
Contract benefits	-	(135)	-	-	-
Loan interest received	412	4,763	-	-	-
Transfers for policy loans	(1,879)	(12,387)	-	-	-
Contract charges	(28,050)	(160,632)	(535)	(39)	(38)
Other	326	3,503	17	403	2

Total net accumulation unit transactions	(27,567)	(145,628)	4,346	1,521	6,022

Increase (decrease) in net assets	51,565	701,507	5,763	1,599	6,352

Net assets, beginning of period	$ 269,290	$ 1,653,849	$ -	$ 402	$ -

Net assets, end of period	$ 320,855	$ 2,355,356	$ 5,763	$ 2,001	$ 6,352

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2009

		Sentinel	Sentinel	Sentinel	Sentinel
	Oppenheimer	Variable	Variable	Variable	Variable
	Variable Products	Products Trust	Products Trust	Products Trust	Products Trust
				Common	Mid Cap
	Strategic Bond	Balanced	Bond	Stock	Growth

Net investment income (loss)	$ (61)	$ 63,559	$ 233,078	$ 154,427	$ (45,525)

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	10	-	258,338	-	-
Net realized gain (loss) from shares sold	558	(298,249)	119,562	(1,031,883)	(487,926)
Net unrealized appreciation (depreciation)
on investments	1,664	868,771	(88,900)	6,763,226	2,168,215

Net realized and unrealized
gain (loss) on investments	2,232	570,522	289,000	5,731,343	1,680,289

Increase (decrease) in net assets
resulting from operations	2,171	634,081	522,078	5,885,770	1,634,764

Accumulation unit transactions:
Participant deposits	126	497,194	711,928	3,304,554	948,973
Transfers between investment
sub-accounts and general account, net	12,680	14,372	449,168	(138,093)	(166,224)
Net surrenders and lapses	-	(330,373)	(720,018)	(1,858,996)	(708,506)
Contract benefits	-	(8,842)	(98)	(44,201)	(7,694)
Loan interest received	12	11,971	15,509	110,713	35,154
Transfers for policy loans	(3,942)	(3,143)	(167,605)	(628,051)	50,648
Contract charges	(342)	(460,643)	(519,031)	(2,570,004)	(654,897)
Other	46	7,006	9,771	49,086	12,842

Total net accumulation unit transactions	8,580	(272,458)	(220,376)	(1,774,992)	(489,704)

Increase (decrease) in net assets	10,751	361,623	301,702	4,110,778	1,145,060

Net assets, beginning of period	$ -	$ 3,342,689	$ 5,390,618	$ 22,985,480	$ 5,986,626

Net assets, end of period	$ 10,751	$ 3,704,312	$ 5,692,320	$ 27,096,258	$ 7,131,686

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2009

	Sentinel	Sentinel	T Rowe Price	T Rowe Price	T Rowe Price
	Variable	Variable	Equity	Equity	Equity
	Products Trust	Products Trust	Series	Series	Series
	Money	Small	Blue Chip	Equity	Health
	Market	Company	Growth	Income	Sciences

Net investment income (loss)	$ (84,145)	$ (56,718)	$ (9,094)	$ 38,415	$ (6,335)

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	-	-	-	-	-
Net realized gain (loss) from shares sold	-	(2,697,675)	(150,639)	(355,724)	(52,864)
Net unrealized appreciation (depreciation)
on investments	-	5,790,747	553,619	1,376,856	262,986

Net realized and unrealized
gain (loss) on investments	-	3,093,072	402,980	1,021,132	210,122

Increase (decrease) in net assets
resulting from operations	(84,145)	3,036,354	393,886	1,059,547	203,787

Accumulation unit transactions:
Participant deposits	2,248,568	1,826,146	208,259	688,361	118,821
Transfers between investment
sub-accounts and general account, net	3,514,533	(425,447)	(86,345)	150,695	(35,208)
Net surrenders and lapses	(4,841,681)	(1,940,037)	(56,161)	(193,026)	(42,704)
Contract benefits	(19,818)	(10,601)	(3,824)	(1,341)	-
Loan interest received	23,984	45,766	5,280	13,444	1,912
Transfers for policy loans	908,428	(104,408)	(14,175)	(58,870)	(2,573)
Contract charges	(1,304,025)	(1,193,309)	(104,847)	(388,675)	(58,547)
Other	14,301	29,347	1,597	5,942	572

Total net accumulation unit transactions	544,290	(1,772,543)	(50,216)	216,530	(17,727)

Increase (decrease) in net assets	460,145	1,263,811	343,670	1,276,077	186,060

Net assets, beginning of period	$ 8,955,335	$ 13,650,255	$ 1,008,443	$ 3,989,982	$ 662,043

Net assets, end of period	$ 9,415,480	$ 14,914,066	$ 1,352,113	$ 5,266,059	$ 848,103

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2009

	T Rowe Price	Van Eck	Van Eck	Van Eck	Van Eck
	Equity	Worldwide	Worldwide	Worldwide	Worldwide
	Series	Insurance Trust	Insurance Trust	Insurance Trust	Insurance Trust
	Personal	Emerging
	Strategies	Markets	Bond	Real Estate	Hard Asset

Net investment income (loss)	$ 172	$ (10,491)	$ (75)	$ (28)	$ (370)

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	-	125,270	-	-	12
Net realized gain (loss) from shares sold	117	544,197	1,200	3,380	6,846
Net unrealized appreciation (depreciation)
on investments	1,345	499,478	645	-	12,225

Net realized and unrealized
gain (loss) on investments	1,462	1,168,945	1,845	3,380	19,083

Increase (decrease) in net assets
resulting from operations	1,634	1,158,454	1,770	3,352	18,713

Accumulation unit transactions:
Participant deposits	1,477	214,699	3,492	1,147	7,413
Transfers between investment
sub-accounts and general account, net	67,904	(662,507)	37,562	(4,056)	81,986
Net surrenders and lapses	-	(75,202)	-	-	-
Contract benefits	-	(752)	-	-	-
Loan interest received	-	4,620	122	-	25
Transfers for policy loans	-	(25,077)	(5)	-	68
Contract charges	(2,633)	(142,243)	(2,300)	(426)	(4,514)
Other	86	2,240	42	(17)	60

Total net accumulation unit transactions	66,834	(684,222)	38,913	(3,352)	85,038

Increase (decrease) in net assets	68,468	474,232	40,683	-	103,751

Net assets, beginning of period	$ -	$ 1,314,503	$ -	$ -	$ -

Net assets, end of period	$ 68,468	$ 1,788,735	$ 40,683	$ -	$ 103,751

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2009

	Variable	Variable	Variable	Variable	Variable
	Insurance	Insurance	Insurance	Insurance	Insurance
	Product Funds	Product Funds	Product Funds	Product Funds	Product Funds
		Equity		High
	Contrafund	Income	Growth	Income	Index 500

Net investment income (loss)	$ 55,426	$ 116,624	$ (43,552)	$ 350,929	$ 524,421

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	2,897	-	9,308	-	692,566
Net realized gain (loss) from shares sold	(2,345,509)	(2,497,783)	(722,072)	(453,303)	(2,946,979)
Net unrealized appreciation (depreciation)
on investments	5,524,799	4,601,954	3,365,522	1,735,389	8,893,103

Net realized and unrealized
gain (loss) on investments	3,182,187	2,104,171	2,652,758	1,282,086	6,638,690

Increase (decrease) in net assets
resulting from operations	3,237,613	2,220,795	2,609,206	1,633,015	7,163,111

Accumulation unit transactions:
Participant deposits	1,409,790	1,123,531	1,638,493	516,421	4,652,987
Transfers between investment
sub-accounts and general account, net	(298,208)	(75,225)	(124,790)	350,076	(1,921,465)
Net surrenders and lapses	(699,028)	(617,140)	(616,104)	(246,237)	(2,430,783)
Contract benefits	(10,098)	(14,734)	(108)	(4,097)	(103,738)
Loan interest received	40,408	34,842	66,129	14,636	122,900
Transfers for policy loans	(192,976)	(172,616)	(175,051)	(40,192)	(382,368)
Contract charges	(984,084)	(983,983)	(1,089,112)	(468,860)	(3,222,317)
Other	21,021	21,759	24,074	10,579	36,617

Total net accumulation unit transactions	(713,175)	(683,566)	(276,469)	132,326	(3,248,167)

Increase (decrease) in net assets	2,524,438	1,537,229	2,332,737	1,765,341	3,914,944

Net assets, beginning of period	$ 9,415,322	$ 8,012,660	$ 9,769,916	$ 3,689,610	$ 30,847,091

Net assets, end of period	$ 11,939,760	$ 9,549,889	$ 12,102,653	$ 5,454,951	$ 34,762,035

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2009

	Variable	Variable	Variable	Variable	Wells Fargo	Wells Fargo
	Insurance	Insurance	Insurance	Insurance	Variable	Variable
	Product Funds	Product Funds	Product Funds	Product Funds	Trust Funds	Trust Funds
	Investment
	Grade Bond	Mid Cap	Overseas	Value Strategies	Discovery	Opportunity

Net investment income (loss)	$ 485,089	$ (7,132)	$ 113,273	$ 39	$ (42,592)	$ (22,996)

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	24,921	18,259	28,796	-	-	-
Net realized gain (loss) from shares sold	(107,645)	(913,329)	(2,321,240)	4	(234,663)	(847,537)
Net unrealized appreciation (depreciation)
on investments	409,602	2,161,017	4,167,135	611	1,905,611	2,137,463

Net realized and unrealized
gain (loss) on investments	326,878	1,265,947	1,874,691	615	1,670,948	1,289,926

Increase (decrease) in net assets
resulting from operations	811,967	1,258,815	1,987,964	654	1,628,356	1,266,930

Accumulation unit transactions:
Participant deposits	847,913	627,693	1,102,541	3,353	745,978	346,249
Transfers between investment
sub-accounts and general account, net	179,451	(319,145)	(334,082)	7,028	(109,125)	(92,763)
Net surrenders and lapses	(963,394)	(285,781)	(916,322)	-	(804,507)	(181,277)
Contract benefits	-	(3,507)	(8,244)	-	(854)	(1,037)
Loan interest received	19,120	12,247	39,438	-	32,498	6,393
Transfers for policy loans	(109,718)	(52,536)	(102,113)	-	(43,546)	(73,668)
Contract charges	(584,168)	(365,321)	(768,532)	(157)	(531,484)	(252,724)
Other	4,443	5,386	18,283	-	7,155	2,635

Total net accumulation unit transactions	(606,353)	(380,964)	(969,031)	10,224	(703,885)	(246,192)

Increase (decrease) in net assets	205,614	877,851	1,018,933	10,878	924,471	1,020,738

Net assets, beginning of period	$ 6,039,464	$ 3,552,149	$ 8,774,398	$ -	$ 4,742,257	$ 2,861,143

Net assets, end of period	$ 6,245,078	$ 4,430,000	$ 9,793,331	$ 10,878	$ 5,666,728	$ 3,881,881

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2008

	AIM Variable	AIM Variable	AIM Variable
	Insurance Funds	Insurance Funds	Insurance Funds	Alger American Fund	Alger American Fund
					Capital
	Dynamics	Global Health Care	Technology	Growth	Appreciation (1)

Net investment income (loss)	$ (10,408)	$ (22,156)	$ (12,329)	$ (76,118)	$ (17,498)

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	-	537,389	-	-	-
Net realized gain (loss) from shares sold	60,912	81,895	16,746	787,902	213,757
Net unrealized appreciation (depreciation)
on investments	(836,338)	(1,453,524)	(788,475)	(7,700,702)	(1,501,904)

Net realized and unrealized
gain (loss) on investments	(775,426)	(834,240)	(771,729)	(6,912,800)	(1,288,147)

Increase (decrease) in net assets
resulting from operations	(785,834)	(856,396)	(784,058)	(6,988,918)	(1,305,645)

Accumulation unit transactions:
Participant deposits	155,151	389,003	249,762	1,567,957	283,192
Transfers between investment
sub-accounts and general account, net	(24,692)	(123,448)	29,643	2,892,846	1,840
Net surrenders and lapses	(84,976)	(93,580)	(118,339)	(1,158,423)	(212,397)
Contract benefits	-	(103)	-	(41,359)	-
Loan interest received	2,488	6,967	2,275	55,767	3,536
Transfers for policy loans	(16,768)	(37,902)	(19,075)	(260,257)	(29,755)
Contract charges	(95,683)	(207,207)	(130,489)	(978,867)	(151,932)
Other	346	1,584	1,118	31,728	635

Total net accumulation unit transactions	(64,134)	(64,686)	14,895	2,109,392	(104,881)

Increase (decrease) in net assets	(849,968)	(921,082)	(769,163)	(4,879,526)	(1,410,526)

Net assets, beginning of period	$ 1,637,944	$ 2,957,254	$ 1,747,859	$ 15,975,209	$ 2,895,641

Net assets, end of period	$ 787,976	$ 2,036,172	$ 978,696	$ 11,095,683	$ 1,485,115

	(1)	Formerly the Alger American Leveraged AllCap Portfolio.

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2008

	Alger American Fund	Alliance Bernstein	Alliance Bernstein	Alliance Bernstein	Alliance Bernstein
	SmallCap		Small/Mid Cap	International	International
	Growth (2)	Value	Value	Value	Growth

Net investment income (loss)	$ (77,515)	$ -	$ (372)	$ (1,360)	$ (149)

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	127,099	-	-	-	-
Net realized gain (loss) from shares sold	1,282,293	-	137	1,123	135
Net unrealized appreciation (depreciation)
on investments	(6,845,789)	17	36,039	95,818	14,689

Net realized and unrealized
gain (loss) on investments	(5,436,397)	17	36,176	96,941	14,824

Increase (decrease) in net assets
resulting from operations	(5,513,912)	17	35,804	95,581	14,675

Accumulation unit transactions:
Participant deposits	911,209	388	7,262	29,541	2,800
Transfers between investment
sub-accounts and general account, net	(77,712)	-	559,201	1,989,454	220,181
Net surrenders and lapses	(858,284)	-	(3,991)	(9,943)	(638)
Contract benefits	(35,432)	-	-	-	-
Loan interest received	39,458	-	112	543	-
Transfers for policy loans	(101,991)	-	(4,539)	(6,814)	24
Contract charges	(638,570)	-	(3,219)	(15,932)	(1,806)
Other	35,341	1	23,236	118,364	9,883

Total net accumulation unit transactions	(725,981)	389	578,062	2,105,213	230,444

Increase (decrease) in net assets	(6,239,893)	406	613,866	2,200,794	245,119

Net assets, beginning of period	$ 12,210,328	$ -	$ -	$ -	$ -

Net assets, end of period	$ 5,970,435	$ 406	$ 613,866	$ 2,200,794	$ 245,119

	(2)	Formerly the Alger American Small Capitalization Portfolio.

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2008

	American Century	American Century	American Century	American Century	American Century
	Variable Portfolios	Variable Portfolios	Variable Portfolios	Variable Portfolios	Variable Portfolios
	Income &	Inflation
	Growth	Protection	International	Ultra	Value

Net investment income (loss)	$ 44,140	$ 126,419	$ (4,628)	$ (761)	$ 166,719

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	456,436	-	399,554	15,454	1,328,188
Net realized gain (loss) from shares sold	(61,944)	(38,517)	90,751	(4,085)	(2,352,698)
Net unrealized appreciation (depreciation)
on investments	(2,008,194)	(189,152)	(2,880,006)	(63,589)	(2,412,705)

Net realized and unrealized
gain (loss) on investments	(1,613,702)	(227,669)	(2,389,701)	(52,220)	(3,437,215)

Increase (decrease) in net assets
resulting from operations	(1,569,562)	(101,250)	(2,394,329)	(52,981)	(3,270,496)

Accumulation unit transactions:
Participant deposits	493,810	416,271	819,598	18,986	1,440,255
Transfers between investment
sub-accounts and general account, net	(241,519)	(1,094,789)	910,132	4,890	(1,792,766)
Net surrenders and lapses	(265,305)	(178,673)	(153,934)	(601)	(559,528)
Contract benefits	(1,647)	(2,218)	(7,392)	-	(10,643)
Loan interest received	9,033	8,017	10,929	-	18,691
Transfers for policy loans	(112,340)	(59,309)	(61,863)	-	(153,405)
Contract charges	(335,327)	(220,711)	(362,427)	(12,581)	(787,354)
Other	1,308	2,777	2,757	94	4,272

Total net accumulation unit transactions	(451,987)	(1,128,635)	1,157,800	10,788	(1,840,478)

Increase (decrease) in net assets	(2,021,549)	(1,229,885)	(1,236,529)	(42,193)	(5,110,974)

Net assets, beginning of period	$ 4,765,808	$ 2,768,409	$ 5,015,237	$ 118,976	$ 11,778,021

Net assets, end of period	$ 2,744,259	$ 1,538,524	$ 3,778,708	$ 76,783	$ 6,667,047

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2008

	American Century	Dreyfus Variable	Dreyfus Variable	Dreyfus Variable	Dreyfus Variable
	Variable Portfolios	Investment Fund	Investment Fund	Investment Fund	Investment Fund
			Developing	Quality	Socially
	Vista	Appreciation	Leaders	Bond	Responsible Growth

Net investment income (loss)	$ (23,113)	$ 8,783	$ (29)	$ 7,636	$ (193)

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	125,357	59,035	2,816	-	-
Net realized gain (loss) from shares sold	(783,864)	(136,063)	(8,785)	(4,333)	3,967
Net unrealized appreciation (depreciation)
on investments	(1,101,542)	(220,743)	(19,629)	(14,238)	(145,363)

Net realized and unrealized
gain (loss) on investments	(1,760,049)	(297,771)	(25,598)	(18,571)	(141,396)

Increase (decrease) in net assets
resulting from operations	(1,783,162)	(288,988)	(25,627)	(10,935)	(141,589)

Accumulation unit transactions:
Participant deposits	469,205	176,644	20,878	35,068	55,722
Transfers between investment
sub-accounts and general account, net	(996,449)	(70,322)	(1,155)	19,004	(2,329)
Net surrenders and lapses	(102,500)	(35,980)	(398)	(9,653)	(21,860)
Contract benefits	(203)	(217)	-	-	-
Loan interest received	5,091	1,550	1	344	560
Transfers for policy loans	(60,821)	(24,878)	(42)	10,184	(8,113)
Contract charges	(194,297)	(66,030)	(6,140)	(21,442)	(39,052)
Other	2,082	1,446	(3)	38	151

Total net accumulation unit transactions	(877,892)	(17,787)	13,141	33,543	(14,921)

Increase (decrease) in net assets	(2,661,054)	(306,775)	(12,486)	22,608	(156,510)

Net assets, beginning of period	$ 3,293,255	$ 846,606	$ 58,618	$ 184,415	$ 408,469

Net assets, end of period	$ 632,201	$ 539,831	$ 46,132	$ 207,023	$ 251,959

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2008

	DWS	DWS			Franklin Templeton
	Variable	Variable	DWS	DWS	Variable Insurance
	Series II	Series II	VIT Funds	VIT Funds	Products Trust
	Dreman	Dreman		Small Cap	Foreign
	High Return Equity	Small Cap Value	Equity 500 Index	Index	Securities

Net investment income (loss)	$ 5,120	$ 13,790	$ 28,093	$ 5,365	$ 70,624

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	54,879	1,396,174	-	40,481	452,702
Net realized gain (loss) from shares sold	(36,651)	(2,179,729)	24,280	(13,769)	(1,587,320)
Net unrealized appreciation (depreciation)
on investments	(186,274)	(634,466)	(643,976)	(176,823)	(1,488,121)

Net realized and unrealized
gain (loss) on investments	(168,046)	(1,418,021)	(619,696)	(150,111)	(2,622,739)

Increase (decrease) in net assets
resulting from operations	(162,926)	(1,404,231)	(591,603)	(144,746)	(2,552,115)

Accumulation unit transactions:
Participant deposits	37,712	574,947	71,430	15,587	747,275
Transfers between investment
sub-accounts and general account, net	(75,125)	(165,440)	63,132	(17,809)	(1,725,557)
Net surrenders and lapses	(37,430)	(168,392)	(66,335)	(16,646)	(165,244)
Contract benefits	-	(2,382)	-	-	(6,587)
Loan interest received	432	5,717	-	-	8,423
Transfers for policy loans	(5,701)	(61,615)	-	(1,007)	(55,482)
Contract charges	(20,927)	(266,021)	(43,803)	(4,850)	(342,037)
Other	115	2,071	(62)	(165)	3,246

Total net accumulation unit transactions	(100,924)	(81,115)	24,362	(24,890)	(1,535,963)

Increase (decrease) in net assets	(263,850)	(1,485,346)	(567,241)	(169,636)	(4,088,078)

Net assets, beginning of period	$ 433,098	$ 3,799,012	$ 1,570,852	$ 448,720	$ 5,582,930

Net assets, end of period	$ 169,248	$ 2,313,666	$ 1,003,611	$ 279,084	$ 1,494,852

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2008

	Franklin Templeton	Franklin Templeton	Franklin Templeton	Franklin Templeton	Franklin Templeton
	Variable Insurance	Variable Insurance	Variable Insurance	Variable Insurance	Variable Insurance
	Products Trust	Products Trust	Products Trust	Products Trust	Products Trust
	Mutual Shares	Global Real		Small Cap
	Securities	Estate	Small Cap	Value Securities	US Government

Net investment income (loss)	$ 21,784	$ 1,543	$ (1,791)	$ 1,489	$ (1,265)

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	43,228	331,348	24,732	43,564	-
Net realized gain (loss) from shares sold	(33,438)	(454,633)	(16,367)	(37,321)	363
Net unrealized appreciation (depreciation)
on investments	(478,919)	(493,424)	(111,779)	(209,282)	31,490

Net realized and unrealized
gain (loss) on investments	(469,129)	(616,709)	(103,414)	(203,039)	31,853

Increase (decrease) in net assets
resulting from operations	(447,345)	(615,166)	(105,205)	(201,550)	30,588

Accumulation unit transactions:
Participant deposits	132,831	194,784	42,553	86,471	29,635
Transfers between investment
sub-accounts and general account, net	(89,704)	(30,864)	7,938	(10,480)	1,970,091
Net surrenders and lapses	(76,031)	(143,071)	(7,579)	(22,523)	(6,561)
Contract benefits	-	-	-	(764)	-
Loan interest received	671	4,098	153	521	425
Transfers for policy loans	(5,940)	(18,673)	(7,414)	(16,741)	(398)
Contract charges	(81,072)	(104,616)	(24,731)	(41,056)	(16,252)
Other	848	2,292	52	367	1,721

Total net accumulation unit transactions	(118,397)	(96,050)	10,972	(4,205)	1,978,661

Increase (decrease) in net assets	(565,742)	(711,216)	(94,233)	(205,755)	2,009,249

Net assets, beginning of period	$ 1,289,364	$ 1,523,391	$ 233,350	$ 608,856	$ -

Net assets, end of period	$ 723,622	$ 812,175	$ 139,117	$ 403,101	$ 2,009,249

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2008

			Morgan Stanley	Morgan Stanley	Morgan Stanley
	JP Morgan	JP Morgan	Universal Institutional	Universal Institutional	Universal Institutional
	Series Trust II	Series Trust II	Funds	Funds	Funds
	International	Small	Core Plus	Emerging Markets
	Equity	Company	Fixed Income	Equity	High Yield

Net investment income (loss)	$ 46,323	$ (8,838)	$ 97,011	$ (1,749)	$ 5,798

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	708,978	142,016	-	183,205	-
Net realized gain (loss) from shares sold	15,033	(72,104)	(6,861)	(12,226)	(5,060)
Net unrealized appreciation (depreciation)
on investments	(2,991,022)	(548,083)	(332,957)	(666,954)	(15,223)

Net realized and unrealized
gain (loss) on investments	(2,267,011)	(478,171)	(339,818)	(495,975)	(20,283)

Increase (decrease) in net assets
resulting from operations	(2,220,688)	(487,009)	(242,807)	(497,724)	(14,485)

Accumulation unit transactions:
Participant deposits	504,374	174,448	55,473	23,257	4,006
Transfers between investment
sub-accounts and general account, net	(35,230)	(80,872)	10,718	29,680	(10,832)
Net surrenders and lapses	(215,164)	(97,143)	(13,719)	(72,579)	(13,259)
Contract benefits	-	(973)	-	-	-
Loan interest received	5,245	1,623	-	-	-
Transfers for policy loans	(58,187)	(10,777)	(8,185)	(4,555)	-
Contract charges	(284,076)	(114,140)	(22,388)	(12,493)	(927)
Other	1,204	(26)	56	(204)	11

Total net accumulation unit transactions	(81,834)	(127,860)	21,955	(36,894)	(21,001)

Increase (decrease) in net assets	(2,302,522)	(614,869)	(220,852)	(534,618)	(35,486)

Net assets, beginning of period	$ 5,382,169	$ 1,600,289	$ 2,480,314	$ 901,580	$ 81,686

Net assets, end of period	$ 3,079,647	$ 985,420	$ 2,259,462	$ 366,962	$ 46,200

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2008

	Morgan Stanley	Neuberger Berman	Neuberger Berman	Neuberger Berman	Neuberger Berman
	Universal Institutional	Advisors	Advisors	Advisors	Advisors
	Funds	Management Trust	Management Trust	Management Trust	Management Trust
		Small Cap	Lehman Bros Short	Mid Cap
	US Real Estate	Growth (3)	Duration Bond (4)	Growth	Partners

Net investment income (loss)	$ 7,367	$ (21,688)	$ 156,900	$ (3,492)	$ (6,276)

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	88,172	91,824	-	-	463,994
Net realized gain (loss) from shares sold	(3,083)	(1,217,805)	(235,425)	11,794	(180,530)
Net unrealized appreciation (depreciation)
on investments	(189,116)	(112,684)	(530,940)	(219,100)	(2,081,876)

Net realized and unrealized
gain (loss) on investments	(104,027)	(1,238,665)	(766,365)	(207,306)	(1,798,412)

Increase (decrease) in net assets
resulting from operations	(96,660)	(1,260,353)	(609,465)	(210,798)	(1,804,688)

Accumulation unit transactions:
Participant deposits	6,127	460,852	596,652	51,291	267,831
Transfers between investment
sub-accounts and general account, net	(6,401)	(1,248,820)	(592,345)	70,766	(127,990)
Net surrenders and lapses	(18,914)	(68,276)	(162,935)	(63,129)	(207,820)
Contract benefits	-	(6,459)	(7,550)	-	(6,142)
Loan interest received	-	6,027	8,677	524	4,696
Transfers for policy loans	(2,262)	(39,756)	(44,649)	(2,505)	(49,628)
Contract charges	(5,274)	(195,512)	(315,538)	(29,344)	(174,296)
Other	(19)	1,189	4,057	407	886

Total net accumulation unit transactions	(26,743)	(1,090,755)	(513,631)	28,010	(292,463)

Increase (decrease) in net assets	(123,403)	(2,351,108)	(1,123,096)	(182,788)	(2,097,151)

Net assets, beginning of period	$ 280,100	$ 2,780,930	$ 3,813,895	$ 452,078	$ 3,751,000

Net assets, end of period	$ 156,697	$ 429,822	$ 2,690,799	$ 269,290	$ 1,653,849

(3)	Formerly the Neuberger Berman Fasciano Portfolio.
(4)	Formerly the Neuberger Berman Limited Maturity Portfolio.

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2008

		Sentinel	Sentinel	Sentinel
	Oppenheimer	Variable	Variable	Variable
	Variable Products	Products Trust	Products Trust	Products Trust
				Common
	Balanced / VA	Balanced	Bond	Stock

Net investment income (loss)	$ -	$ 81,398	$ 161,555	$ 69,367

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	-	13,862	-	-
Net realized gain (loss) from shares sold	-	(39,151)	42	1,787,019
Net unrealized appreciation (depreciation)
on investments	14	(1,192,157)	(28,985)	(14,254,650)

Net realized and unrealized
gain (loss) on investments	14	(1,217,446)	(28,943)	(12,467,631)

Increase (decrease) in net assets
resulting from operations	14	(1,136,048)	132,612	(12,398,264)

Accumulation unit transactions:
Participant deposits	388	641,848	789,905	4,013,620
Transfers between investment
sub-accounts and general account, net	-	(143,012)	(760,869)	(1,158,233)
Net surrenders and lapses	-	(280,330)	(461,187)	(2,931,672)
Contract benefits	-	(7,488)	(26,027)	(61,679)
Loan interest received	-	17,488	16,402	112,595
Transfers for policy loans	-	(50,497)	(118,793)	(770,291)
Contract charges	-	(499,810)	(508,648)	(2,707,385)
Other	-	10,409	9,088	81,347

Total net accumulation unit transactions	388	(311,392)	(1,060,129)	(3,421,698)

Increase (decrease) in net assets	402	(1,447,440)	(927,517)	(15,819,962)

Net assets, beginning of period	$ -	$ 4,790,129	$ 6,318,135	$ 38,805,442

Net assets, end of period	$ 402	$ 3,342,689	$ 5,390,618	$ 22,985,480

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2008

	Sentinel	Sentinel	Sentinel	T Rowe Price	T Rowe Price
	Variable	Variable	Variable	Equity	Equity
	Products Trust	Products Trust	Products Trust	Series	Series
	Mid Cap	Money	Small	Blue Chip	Equity
	Growth	Market	Company	Growth	Income

Net investment income (loss)	$ (80,231)	$ 60,344	$ (105,321)	$ (36,213)	$ 34,987

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	-	-	188,725	-	27,024
Net realized gain (loss) from shares sold	536,250	-	(1,298,560)	(1,436,132)	(66,937)
Net unrealized appreciation (depreciation)
on investments	(5,816,369)	159	(5,524,856)	(985,454)	(324,959)

Net realized and unrealized
gain (loss) on investments	(5,280,119)	159	(6,634,691)	(2,421,586)	(364,872)

Increase (decrease) in net assets
resulting from operations	(5,360,350)	60,503	(6,740,012)	(2,457,799)	(329,885)

Accumulation unit transactions:
Participant deposits	1,146,860	3,244,901	2,222,024	765,677	179,385
Transfers between investment
sub-accounts and general account, net	(370,747)	1,075,761	(482,298)	(1,805,123)	3,306,455
Net surrenders and lapses	(734,429)	(4,613,031)	(1,199,668)	(149,032)	(36,193)
Contract benefits	(7,077)	-	(31,748)	(13,133)	-
Loan interest received	26,517	25,041	42,206	10,526	1,489
Transfers for policy loans	(323,691)	2,870,288	(288,272)	(43,665)	(27,131)
Contract charges	(720,242)	(1,274,933)	(1,272,772)	(350,148)	(81,123)
Other	12,878	6,891	27,824	210	533

Total net accumulation unit transactions	(969,931)	1,334,918	(982,704)	(1,584,688)	3,343,415

Increase (decrease) in net assets	(6,330,281)	1,395,421	(7,722,716)	(4,042,487)	3,013,530

Net assets, beginning of period	$ 12,316,907	$ 7,559,914	$ 21,372,971	$ 5,050,930	$ 976,452

Net assets, end of period	$ 5,986,626	$ 8,955,335	$ 13,650,255	$ 1,008,443	$ 3,989,982

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2008

	T Rowe Price		Variable	Variable	Variable
	Equity	Van Eck Worldwide	Insurance	Insurance	Insurance
	Series	Insurance Trust	Product Funds	Product Funds	Product Funds
	Health	Emerging		Equity
	Sciences	Markets	Contrafund	Income	Growth

Net investment income (loss)	$ (6,087)	$ (820)	$ 17,561	$ 177,772	$ (11,190)

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	8,158	-	389,215	14,009	-
Net realized gain (loss) from shares sold	(7,313)	1,512	(484,545)	(2,200,299)	977,835
Net unrealized appreciation (depreciation)
on investments	(239,045)	75,585	(7,067,167)	(5,082,421)	(9,986,059)

Net realized and unrealized
gain (loss) on investments	(238,200)	77,097	(7,162,497)	(7,268,711)	(9,008,224)

Increase (decrease) in net assets
resulting from operations	(244,287)	76,277	(7,144,936)	(7,090,939)	(9,019,414)

Accumulation unit transactions:
Participant deposits	131,064	17,570	1,614,823	1,659,392	1,860,485
Transfers between investment
sub-accounts and general account, net	83,774	1,192,463	(99,452)	(923,781)	(129,151)
Net surrenders and lapses	(20,728)	(5,835)	(866,034)	(1,223,400)	(1,385,553)
Contract benefits	-	-	(9,305)	(15,042)	(25,520)
Loan interest received	1,586	302	34,995	40,698	72,447
Transfers for policy loans	(3,746)	(3,802)	(142,799)	(221,319)	(273,800)
Contract charges	(50,288)	(9,608)	(1,045,331)	(1,167,108)	(1,224,301)
Other	988	47,136	20,343	50,441	48,511

Total net accumulation unit transactions	142,650	1,238,226	(492,760)	(1,800,119)	(1,056,882)

Increase (decrease) in net assets	(101,637)	1,314,503	(7,637,696)	(8,891,058)	(10,076,296)

Net assets, beginning of period	$ 763,680	$ -	$ 17,053,018	$ 16,903,718	$ 19,846,212

Net assets, end of period	$ 662,043	$ 1,314,503	$ 9,415,322	$ 8,012,660	$ 9,769,916

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2008

	Variable	Variable	Variable	Variable	Variable
	Insurance	Insurance	Insurance	Insurance	Insurance
	Product Funds	Product Funds	Product Funds	Product Funds	Product Funds
	High		Investment
	Income	Index 500	Grade Bond	Mid Cap	Overseas

Net investment income (loss)	$ 359,609	$ 565,662	$ 256,303	$ (5,115)	$ 221,153

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	-	464,810	6,208	452,232	1,800,126
Net realized gain (loss) from shares sold	(466,521)	878,513	(144,878)	(295,558)	(66,725)
Net unrealized appreciation (depreciation)
on investments	(1,259,648)	(20,739,143)	(461,759)	(1,380,790)	(10,191,588)

Net realized and unrealized
gain (loss) on investments	(1,726,169)	(19,395,820)	(600,429)	(1,224,116)	(8,458,187)

Increase (decrease) in net assets
resulting from operations	(1,366,560)	(18,830,158)	(344,126)	(1,229,231)	(8,237,034)

Accumulation unit transactions:
Participant deposits	620,775	5,787,421	1,065,422	492,232	1,608,265
Transfers between investment
sub-accounts and general account, net	(624,166)	(444,648)	(1,378,808)	1,400,474	(1,222,798)
Net surrenders and lapses	(644,098)	(4,053,788)	(539,085)	(186,110)	(1,111,354)
Contract benefits	(16,652)	(18,833)	(1,490)	-	(29,815)
Loan interest received	17,036	111,763	22,447	6,659	48,408
Transfers for policy loans	(48,774)	(633,793)	(64,163)	(67,894)	(210,738)
Contract charges	(452,188)	(3,579,526)	(629,348)	(235,449)	(980,677)
Other	14,565	28,422	6,179	2,668	42,850

Total net accumulation unit transactions	(1,133,502)	(2,802,982)	(1,518,846)	1,412,580	(1,855,859)

Increase (decrease) in net assets	(2,500,062)	(21,633,140)	(1,862,972)	183,349	(10,092,893)

Net assets, beginning of period	$ 6,189,672	$ 52,480,231	$ 7,902,436	$ 3,368,800	$ 18,867,291

Net assets, end of period	$ 3,689,610	$ 30,847,091	$ 6,039,464	$ 3,552,149	$ 8,774,398

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2008

	Wells Fargo	Wells Fargo
	Variable	Variable
	Trust Funds	Trust Funds

	Discovery	Opportunity

Net investment income (loss)	$ (61,773)	$ 51,388

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	-	968,313
Net realized gain (loss) from shares sold	622,566	(354,219)
Net unrealized appreciation (depreciation)
on investments	(4,511,382)	(2,651,667)

Net realized and unrealized
gain (loss) on investments	(3,888,816)	(2,037,573)

Increase (decrease) in net assets
resulting from operations	(3,950,589)	(1,986,185)

Accumulation unit transactions:
Participant deposits	901,218	427,914
Transfers between investment
sub-accounts and general account, net	(285,807)	(291,788)
Net surrenders and lapses	(690,298)	(303,721)
Contract benefits	(2,480)	(2,184)
Loan interest received	30,997	6,800
Transfers for policy loans	(183,654)	(58,454)
Contract charges	(587,505)	(271,570)
Other	4,299	1,683

Total net accumulation unit transactions	(813,230)	(491,320)

Increase (decrease) in net assets	(4,763,819)	(2,477,505)

Net assets, beginning of period	$ 9,506,076	$ 5,338,648

Net assets, end of period	$ 4,742,257	$ 2,861,143

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT (A Separate Account of National Life Insurance Company) NOTES TO THE FINANCIAL STATEMENTS NOTE 1 - NATURE OF OPERATIONS

National Variable Life Insurance Account (the Variable Account) began operations on March 11, 1996 and is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The operations of the Variable Account are part of National Life Insurance Company (“National Life”). The Variable Account was established by National Life as a separate investment account to invest the net premiums received from the sale of certain variable life insurance products. Equity Services, Inc., an indirect wholly-owned subsidiary of National Life, is the principal underwriter for the variable life insurance policies issued by National Life. Sentinel Asset Management, Inc., an indirectly-owned subsidiary of National Life, provides investment advisory services for mutual fund portfolios within the Sentinel Variable Products Trust (“SVPT”), and for the SVPT Money Market Fund.

National Life maintains four products within the Variable Account. The VariTrak Product was established on March 11, 1996 and is used exclusively for National Life’s flexible premium variable life insurance products known collectively as VariTrak. On May 1, 1998, National Life established the Estate Provider Product to be used exclusively for National Life’s flexible premium variable life insurance products known collectively as Estate Provider. On February 12, 1999, National Life established the Benefit Provider Product to be used exclusively for National Life’s flexible premium variable universal life policy known collectively as Benefit Provider. On December 23, 2008, National Life established Investor Select Product to be used exclusively for National Life’s flexible premium universal variable life policy known collectively as Investor Select. Effective January 1, 2009, National Life no longer offers new issues of VariTrak, Estate Provider, and Benefit Provider products.

The Variable Account invests the accumulated policyholder account values in shares of mutual fund portfolios within AIM Variable Insurance Funds, Alger American Fund, Alliance Bernstein Variable Products, American Century Variable Portfolios (“ACVP”), Dreyfus Variable Investment Fund, DWS Variable Series II (formerly Scudder Variable Series II), DWS VIT Funds (formerly Scudder VIT Funds), Franklin Templeton Variable Insurance Products Trust, JP Morgan Series Trust II, Morgan Stanley Universal Institutional Funds, Neuberger Berman Advisors Management Trust, Oppenheimer Variable Products, SVPT, T Rowe Price Equity Series, Van Eck Worldwide Insurance Trust, Fidelity Variable Insurance Products Fund (“VIPF”), and Wells Fargo Variable Trust. Net premiums received by the Variable Account are deposited in investment portfolios as designated by the policyholder, except for initial net premiums on new policies, which are first invested in the SVPT Money Market Fund. Policyholders may also direct the allocations of their account value between the various investment portfolios within the Variable Account and a declared interest account (within the General Account of National Life) through participant transfers.

There are sixty-eight sub-accounts within the Variable Account as of December 31, 2009. Each sub-account, which invests exclusively in the shares of the corresponding portfolio, comprises the accumulated policyholder account values of the underlying variable life insurance policies and variable universal life policies investing in the sub-account.

In 2009, several new fund choices were added to further enhance the investment options available to policyholders. These new fund choices included mutual fund portfolios within the Franklin Templeton Variable Insurance Products Trust, JP Morgan Series Trust II, Neuberger Berman Advisors Management Trust, Oppenheimer Variable Products T Rowe Price Equity Series, Van Eck Worldwide Insurance Trust, and Variable Insurance Product Funds. Additionally in 2009, one portfolio was renamed from Dreman High Return to Dreman Strategic Value.

During 2009, JP Morgan Series Trust II liquidated International Opportunities and Small Company and started International Equity and Small Cap Core Funds. Additionally, in 2009, the Van Eck VIP Trust Worldwide Real Estate Fund liquidated.

In 2008, several new fund choices were added to further enhance the investment options available to policyholders. These new fund choices included mutual fund portfolios within Alliance Bernstein Variable Products, Oppenheimer Variable Products, and Van Eck Worldwide Insurance Trust. Several portfolios were also renamed during 2008 including: Alger American Leveraged AllCap was renamed Alger American Capital Appreciation, Alger American Small Capitalization was renamed Alger American SmallCap Growth, Neuberger Berman Limited Maturity Portfolio was renamed Neuberger Berman Lehman Brothers Short Duration Bond Portfolio, and Neuberger Berman Fasciano Portfolio was renamed Neuberger Berman Small Cap Growth Portfolio.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT (A Separate Account of National Life Insurance Company) NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed in the preparation of the financial statements:

Investments

The mutual fund portfolios consist of the AIM Dynamics Fund, AIM Global Health Care Fund, AIM Technology Fund, Alger American Capital Appreciation Portfolio, Alger American SmallCap Growth Portfolio, Alger American LargeCap Growth, Alliance Bernstein VPS Value Fund, Alliance Bernstein VPS Small/Mid Cap Value Fund, Alliance Bernstein International Value Fund, Alliance Bernstein International Growth Fund, ACVP Income & Growth Portfolio, ACVP Inflation Protection Portfolio, ACVP International Portfolio, ACVP Ultra Portfolio, ACVP Value Portfolio, ACVP Vista Portfolio, Dreyfus Appreciation Portfolio, Dreyfus Developing Leaders Portfolio, Dreyfus Quality Bond Portfolio, Dreyfus Socially Responsible Growth Fund, DWS Dreman Strategic Value Portfolio, DWS Dreman Small Mid Cap Value Portfolio, DWS Equity 500 Index Fund, DWS Small Cap Index Fund, Franklin Templeton Foreign Securities Fund, Franklin Templeton Mutual Shares Securities Fund, Franklin Templeton Mutual Global Discovery Securities Fund, Franklin Templeton Global Real Estate Fund, Franklin Templeton Small MidCap Growth Fund, Franklin Templeton Small Cap Value Securities Fund, Franklin Templeton US Government Fund, JP Morgan International Equity Portfolio, JP Morgan Small Cap Core Portfolio, Morgan Stanley Core Plus Fixed Income Portfolio, Morgan Stanley Emerging Markets Equity Portfolio, Morgan Stanley US Real Estate Portfolio, Neuberger Berman Small Cap Growth Portfolio, Neuberger Berman Lehman Brothers Short Duration Bond Portfolio, Neuberger Berman Mid-Cap Growth Portfolio, Neuberger Berman Partners Portfolio, Neuberger Berman Socially Responsive Portfolio, Oppenheimer Variable Products Balanced/VA Fund, Oppenheimer Variable Products Main Street Small Cap, Oppenheimer Variable Products Strategic Bond/VA, SVPT Balanced Fund, SVPT Bond Fund, SVPT Common Stock Fund, SVPT Mid Cap Growth Fund, SVPT Money Market Fund, SVPT Small Company Fund, T Rowe Price Blue Chip Growth Portfolio, T Rowe Price Equity Income Portfolio, T Rowe Price Health Sciences Portfolio, T Rowe Price Personal Strategy Balanced Portfolio, Van Eck IT Worldwide Emerging Markets Fund, Van Eck IT Worldwide Bond, Van Eck IT Worldwide Hard Assets, VIPF Contrafund Portfolio, VIPF Equity Income Portfolio, VIPF Growth Portfolio, VIPF High Income Portfolio, VIPF Index 500 Portfolio, VIPF Investment Grade Bond Portfolio, VIPF Mid Cap Portfolio, VIPF Overseas Portfolio, VIPF Value Strategies, Wells Fargo Discovery Fund, and Wells Fargo Opportunity Fund. The assets of each portfolio are held separate from the assets of the other portfolios and each has different investment objectives and policies. Each portfolio operates separately and the gains or losses in one portfolio have no effect on the investment performance of the other portfolios.

Investment Valuation

The investments in the portfolios are valued at the closing net asset value per share as determined by the portfolio manager at the end of each period. The change in the difference between cost and market value is reflected as unrealized gain (loss) in the Statements of Operations.

Investment Transactions

Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income and capital gain distributions are recorded on the ex-dividend date. The cost of investments sold is determined using the first in, first out method (FIFO).

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT (A Separate Account of National Life Insurance Company) NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Participant Transactions

Policyholders may allocate amounts in their individual accounts to variable investment options and to the guaranteed interest account of the Company's general account. Participant deposits are reduced by applicable deductions, charges and state premium taxes. Transfers between funds and the guaranteed interest account, net, are amounts that participants have directed to be moved among investment options, including permitted transfers to and from the guaranteed interest account.

Surrenders, lapses and contract benefits are payments to participants and beneficiaries made under the terms of the contracts and amounts that participants have requested to be withdrawn and paid to them. Withdrawal charges, if applicable, are included in transfers for contract benefits and terminations. Included in contract charges are administrative, cost of insurance, and other variable charges deducted monthly from the contracts.

Loans

Policyholders may obtain loans after the first policy year as outlined in the variable life insurance policy and variable universal life insurance policy. At the time a loan is granted, accumulated value equal to the amount of the loan is designated as collateral and transferred from the Variable Account to the General Account of National Life. Interest is credited by National Life at predetermined rates on collateral held in the General Account. This interest is periodically transferred to the Variable Account.

Federal Income Taxes

The operations of the Variable Account are part of, and taxed with, the total operations of National Life. Under existing federal income tax law, investment income and capital gains attributable to the Variable Account are not taxed.

Subsequent Events

National Life has evaluated events subsequent to December 31, 2009 and through the financial statement issuance date of April 30, 2010. National Life has not evaluated subsequent events after the issuance date for presentation in these financial statements.

NOTE 3 - CHARGES AND EXPENSES

The SVPT mutual fund portfolios are managed by an affiliate of National Life. During the year ended December 31, 2009, management fees were paid directly by the sub-accounts to the affiliate investment manager. The advisory agreement provides for fees ranging from 0.25% to 0.55% based on individual portfolios and average daily net assets. The effective advisory fee rates paid by the sub-accounts in 2009 was 0.47%.

The following tables describe the fees and expenses assessed when buying, owning and surrendering a Policy within each product of the Variable Account. Such charges reimburse the Company for the insurance and other benefits provided, its assumption of mortality and expense risks, and account administration. The mortality risk assumed is that the insured under the policies may die sooner than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the policies may exceed expected levels.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 3 - CHARGES AND EXPENSES (continued)

Charges and Deductions – VariTrak Product

Description of Charge	When Charge is Deducted	Amount Deducted	How Deducted
3.25% of each premium
	Upon receipt of premium		Deducted from Premium
Premium Tax Charge		payment (2.0% for qualified
	payment		Payment
employee benefit plans)
Upon surrender or lapse of the
	Policy during the first 15 Policy		Deducted from Accumulated
$0 - $2 per $1000 of initial or
Surrender Charge	Years, or 15 Policy Years		Value upon Surrender or
increased Face Amount
	following an increase in Face		Lapse
Amount

	Upon surrender or lapse of the	$1.10 to $37.75 per $1000 of	Deducted from Accumulated
Policy during the first 15 Policy
Deferred Sales Charge		initial or increased Face	Value upon Surrender or
	Years or following an increase	Amount	Lapse
in Face Amount

Withdrawal Fees	Upon making a withdrawal	Lesser of 2% of amount	Deducted from Withdrawal
		withdrawn or $25	Amount

		$25 per transfer in excess of	Deducted from Transfer
Transfer Fees	Upon making a transfer	5 transfers in any one Policy	Amount
Year

	At the end of each Policy	1.3% - 2% annually of amount	Unit Liquidation from Account
Loan Interest Spread	Year, or upon death,	held as Collateral	Value
surrender, or lapse, if earlier
	At the time Report is	$25 maximum in New York,	Unit Liquidation from Account
Projection Report Charge	requested	no maximum elsewhere	Value

	On the Date of Issue of the	Varies based on age of	Unit liquidation from Account
Cost of Insurance	Policy and on each Monthly	Insured and Duration of	Value
	Policy Date	Policy
Annual rate of 0.90% of the
Mortality and Expense Risk		average daily net assets of	Deducted from sub-accounts
Deducted Daily
Fees		each subaccount of the	as a Reduction in Unit Value
Separate Account

	On the Date of Issue of the	$7.50 per month, plus $0.07	Unit liquidation from Account
Administrative Fees	Policy and on each Monthly	per $1000 of Face Amount	Value
Policy Date

	On the Date of Issue of the	Amount varies depending on	Unit liquidation from Account
Riders	Policy and on each Monthly	the specifics of the Policy	Value
Policy Date

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 3 - CHARGES AND EXPENSES (continued)

Charges and Deductions – Investor Select Product

When Charge is
Description of Charge	Deducted	Amount Deducted	How Deducted

Premium Expense Charge	Upon receipt of Premium	6.00% depending on Policy	Deducted from Premium
	Payment	Year	Payment
Upon surrender or lapse
	before the end of Policy		Deducted from Accumulated
Varies based on the
Surrender Charge	Year 10, or the ten years		Value upon Surrender or
characteristics of the insureds
	after an increase in the		Lapse
Basic Coverage

	On the Date of Issue of the	Varies based on Net amount	Unit Liquidation from Account
Cost of Insurance Charge	Policy and on each Monthly	at Risk, age of the insureds	Value
	Policy Date	and other factors

	On the Date of Issue of the		Unit Liquidation from Account
Account Value Charge	Policy and on each Monthly	0.04% of Accumulated Value	Value
Policy Date

	On the Date of Issue of the		Unit Liquidation from Account
Policy Fee	Policy and on each Monthly	$7.50 per month	Value
Policy Date
On the Date of Issue of the
	Policy and on each Monthly	Varies based on the face
Expense Charge	Policy Date during the first	amount of the policy at issue,	Unit Liquidation from Account
	10 Policy Years, and for 10	age of the insureds and other	Value
	years, following an increase	factors
in the Face Amount

Withdrawal Charge	Upon making a Withdrawal	$25 per withdrawal	Deducted from the
Withdrawal amount

Transfer Charge	Upon making a Transfer	$25 per transfer	Deducted from the Transfer
amount

	At the end of each Policy	0% - 2% annually of amount	Unit Liquidation from Account
Loan Interest Spread	Year, or upon death,	held as Collateral	Value
surrender or lapse, if earlier
	At the time Report is		Pro-Rata Unit Liquidation
Projection Report Charge		$25 per report
	requested		from Account Value

	On the Date of Issue of the	Amount varies depending on	Unit Liquidation from Account
Riders	Policy and on each Monthly	the specifics of the Policy	Value
Policy Date

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 3 - CHARGES AND EXPENSES (continued)

Charges and Deductions – Estate Provider Product

When Charge is
Description of Charge	Deducted	Amount Deducted	How Deducted

Premium Expense Charge	Upon receipt of Premium	7.40% - 10.40% depending	Deducted from Premium
	Payment	on Policy Year	Payment
	Upon surrender or lapse	Based on Joint Age at issue
	before the end of Policy	or time of increase; Level up	Deducted from Accumulated
Surrender Charge	Year 10, or the ten years	to 5 years, declines thereafter	Value upon Surrender or
	after an increase in the	each month by 1/60 of initial	Lapse
	Basic Coverage	surrender charge

	On the Date of Issue of the	Varies based on Net amount	Unit Liquidation from Account
Cost of Insurance Charge	Policy and on each Monthly	at Risk, age of the insureds	Value
	Policy Date	and other factors

	On the Date of Issue of the	0.75% - 0.90% in Policy	Unit Liquidation from Account
Variable Account Charge	Policy and on each Monthly	Years 1 - 10	Value
Policy Date

	On the Date of Issue of the	$7.50 - $15.00 per month	Unit Liquidation from Account
Administrative Charge	Policy and on each Monthly	plus $0.08 to $0.09 per $1000	Value
	Policy Date	of basic coverage

Withdrawal Charge	Upon making a Withdrawal	The lesser of 2% of the	Deducted from the
		Withdrawal amount or $25	Withdrawal amount

		$25 per transfer in excess of	Deducted from the Transfer
Transfer Charge	Upon making a Transfer	12 transfers in any one Policy	amount
Year

	At the end of each Policy	1.3% - 2% annually of amount	Unit Liquidation from Account
Loan Interest Spread	Year, or upon death,	held as Collateral	Value
surrender or lapse, if earlier

Projection Report Charge	At the time Report is	$25 maximum in New York,	Pro-Rata Unit Liquidation
	requested	no maximum elsewhere	from Account Value

	On the Date of Issue of the	Amount varies depending on	Unit Liquidation from Account
Riders	Policy and on each Monthly	the specifics of the Policy	Value
Policy Date

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 3 - CHARGES AND EXPENSES (continued)

Charges and Deductions – Benefit Provider Product

When Charge is
Description of Charge	Deducted	Amount Deducted	How Deducted
5% - 15% of Premiums paid
during the Policy Year up to the
Distribution Charge	Upon receipt of Premium	Target Premium, plus 0.5% -	Deducted from Premium
	Payment	2.5% of Premiums paid in excess	Payment
of the Target Premium,
depending on the Policy Year
Amount varies by State, and may
Premium Tax Charge	Upon receipt of Premium	range from 2% to as high as 12%	Deducted from Premium
	Payment	in certain jurisdictions in	Payment
Kentucky

	On the Date of Issue of the	Varies based on age of Insured	Unit liquidation from
Cost of Insurance	Policy and on each	and Duration of the Policy	Account Value
Monthly Policy Date
	On the Date of Issue of the	Currently $5.50 per month;
Policy Administration			Unit liquidation from
	Policy and on each	Guaranteed not to exceed $8.00
Charge			Account Value
	Monthly Policy Date	per month

	On the Date of Issue of the	$1.67 per month in Policy Year 1,	Unit liquidation from
Underwriting Charge	Policy and on each	and $3.75 per month in Policy	Account Value
	Monthly Policy Date	Years 2 – 5
Annual rate of 0% - 0.22% of the
Mortality and Expense Risk		average daily net assets of each	Deducted from sub-
Charge	Deducted Daily	sub-account of the Separate	accounts as a reduction in
		Account; Guaranteed not to	Unit Value
exceed Annual rate of 0.60%

Separate Account		Annual Rate of 0.10% during the	Deducted from sub-
Administration Charge	Deducted Daily	first 20 Policy Years, and annual	accounts as a reduction in
		rate of 0.07% thereafter	Unit Value

Transfer Charge	Upon making a Transfer	$25 per Transfer in excess of 12	Deducted from Transfer
		transfers in any one Policy Year	amount

	On the Date of Issue of the	Amount varies depending on the	Unit liquidation from
Riders	Policy and on each	specifics of the Policy	Account Value
Monthly Policy Date

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 4 - INVESTMENTS

The number of shares held and cost for each of the portfolios at December 31, 2009 are set forth below:

Portfolio		Shares	Cost

AIM Variable Insurance Funds
Dynamics Fund		64,798	$ 977,859
Global Health Care Fund		154,334	2,592,942
Technology Fund		109,826	1,312,995

Alger American Fund
Growth Portfolio		370,777	12,294,935
Capital Appreciation Portfolio		38,329	1,686,116
SmallCap Growth Portfolio		290,116	7,544,177

Alliance Bernstein
Value		324	2,817
Small/Mid Cap Value		49,559	509,841
International Value		173,918	1,987,701
International Growth		23,501	295,953

American Century Variable Portfolios
Income & Growth Portfolio		569,800	3,766,353
Inflation Protection		186,984	1,930,432
International Portfolio		603,392	4,348,081
Ultra Portfolio		12,293	108,455
Value Portfolio		1,286,234	7,529,051
Vista Portfolio		61,935	830,599

Dreyfus Variable Investment Fund
Appreciation Portfolio		19,590	643,958
Developing Leaders		3,522	84,055
Quality Bond Portfolio		31,476	337,955
Socially Responsible Growth Fund		12,304	316,905

DWS Variable Series II
Dreman Strategic Value	(1)	26,612	263,721
Dreman Small Cap Value Portfolio		291,769	2,567,928

DWS VIT Funds
Equity 500 Index Fund		69,620	909,402
Small Cap Index Fund		44,078	499,480

Franklin Templeton Variable Insurance Products Trust
Foreign Securities Fund		146,163	1,867,108
Mutual Shares Securities Fund		59,206	974,266
Global Real Estate Fund		85,705	1,125,536
Mutual Global Discovery		2,875	50,780
Small Capitalization Fund		12,304	211,174
Small Cap Value Securities Fund		42,917	631,580
US Government		233,793	3,051,692

JP Morgan Series Trust II
International Opportunities	(2)	-	-
International Equity Portfolio	(2)	414,775	4,752,629
Small Cap Core	(2)	88,229	1,222,058
Small Company Portfolio	(2)	-	-

(1) During 2009, the DWS Dreman High Return Equity Fund was renamed DWS Strategic Value Fund.

(2) In 2009, International Opportunities became International Equity and Small Company became Small Cap Core through liquidation.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company) NOTES TO THE FINANCIAL STATEMENTS (continued) NOTE 4 - INVESTMENTS (continued)

The number of shares held and cost for each of the portfolios at December 31, 2009 are set forth below:

Portfolio	Shares	Cost

Morgan Stanley Universal Institutional Funds
Core Plus Fixed Income Portfolio	209,609	$ 2,224,718
Emerging Markets Equity Portfolio	46,489	645,274
High Yield Portfolio	-	-
US Real Estate Portfolio	10,981	143,582

Neuberger Berman Advisors Management Trust
Small Cap Portfolio	53,192	480,530
Lehman Brothers Short Duration Bond Portfolio	309,457	3,655,498
Mid Cap Growth Portfolio	15,106	352,219
Partners Portfolio	240,097	2,854,639
Socially Responsible	476	4,956

Oppenheimer Variable Products
Balanced / VA	196	1,910
Main Street	445	6,090
Strategic Bond / VA	1,998	9,087

Sentinel Variable Products Trust
Balanced Fund	342,358	3,867,641
Bond Fund	570,373	5,849,271
Common Stock Fund	2,276,996	28,313,327
Mid Cap Growth Fund	815,982	7,725,189
Money Market Fund	9,415,480	9,415,480
Small Company Fund	1,266,050	15,555,773

T Rowe Price Equity Series
Blue Chip Growth Portfolio	142,328	1,140,008
Equity Income Portfolio	299,038	4,242,491
Health Sciences Portfolio	67,256	776,440
Personal Strategy Portfolio	4,170	67,123

Van Eck Worldwide Ins Trust
Worldwide Emerging	159,424	1,213,672
Worldwide Bond Fund	3,462	40,038
Worldwide Hard Assets	3,546	91,526
Worldwide Real Estate	-	-

Variable Insurance Product Funds
Contrafund Portfolio	579,038	14,219,622
Equity Income Portfolio	568,108	10,831,042
Growth Portfolio	402,885	13,603,369
High Income Portfolio	1,031,182	5,451,888
Index 500 Portfolio	290,604	39,157,247
Investment Grade Bond Portfolio	500,407	6,150,835
Mid Cap Portfolio	173,453	3,435,351
Overseas Portfolio	650,720	12,050,253
Value Strategies	1,407	10,267

Wells Fargo Variable Trust Funds
Discovery	360,938	5,467,409
Opportunity	258,620	4,548,416

The cost also represents the aggregate cost for federal income tax purposes.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 5 - PURCHASES AND SALES OF PORTFOLIO SHARES

Purchases and proceeds from sales of shares in the portfolios for the year ended December 31, 2009 aggregated the following:

			Sales
Portfolio		Purchases	Proceeds

AIM Variable Insurance Funds
Dynamics Fund		$ 173,258	$ 297,350
Global Health Care Fund		473,891	584,113
Technology Fund		409,643	481,831

Alger American Fund
Growth Portfolio		3,250,760	4,635,453
Capital Appreciation Portfolio		331,781	640,502
SmallCap Growth Portfolio		1,081,664	2,029,061

Alliance Bernstein
Value		2,545	121
Small/Mid Cap Value		336,868	441,342
International Value		976,584	1,244,300
International Growth		199,756	159,751

American Century Variable Portfolios
Income & Growth Portfolio		760,413	768,079
Inflation Protection		1,018,821	686,943
International Portfolio		1,573,183	1,800,111
Ultra Portfolio		23,146	23,756
Value Portfolio		1,512,720	2,118,927
Vista Portfolio		260,464	226,738

Dreyfus Variable Investment Fund
Appreciation Portfolio		237,211	217,504
Developing Leaders		37,021	16,080
Quality Bond Portfolio		169,250	49,588
Socially Responsible Growth Fund		66,677	76,703

DWS Variable Series II
Dreman Strategic Value	(1)	45,011	52,323
Dreman Small Cap Value Portfolio		970,761	979,439

DWS VIP Funds
Equity 500 Index Fund		113,157	417,510
Small Cap Index Fund		183,153	88,662

Franklin Templeton Variable Insurance Products Trust
Foreign Securities Fund		619,321	569,047
Mutual Shares Securities Fund		213,584	235,723
Global Real Estate Fund		371,596	309,222
Mutual Global Discovery		68,566	19,582
Small Capitalization Fund		63,322	55,009
Small Cap Value Securities Fund		144,093	100,119
US Government		2,069,649	1,003,528

JP Morgan Series Trust II
International Opportunities	(2)	668,117	5,774,057
International Equity Portfolio	(2)	6,010,309	776,833
Small Cap Core	(2)	1,583,299	229,316
Small Company Portfolio	(2)	103,488	1,586,430

(1) During 2009, the DWS Dreman High Return Equity Fund was renamed DWS Strategic Value Fund.

(2) In 2009, International Opportunities became International Equity and Small Company became Small Cap Core through liquidation.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 5 - PURCHASES AND SALES OF PORTFOLIO SHARES (continued)

Purchases and proceeds from sales of shares in the portfolios for the year ended December 31, 2009 aggregated the following:

		Sales
Portfolio	Purchases	Proceeds

Morgan Stanley Universal Institutional Funds
Core Plus Fixed Income Portfolio	$ 448,703	$ 649,009
Emerging Markets Equity Portfolio	175,132	186,243
High Yield Portfolio	474	49,567
US Real Estate Portfolio	11,103	56,622

Neuberger Berman Advisors Management Trust
Small Cap Portfolio	163,573	152,634
Lehman Brothers Short Duration Bond Portfolio	1,805,382	1,147,588
Mid Cap Growth Portfolio	97,786	127,930
Partners Portfolio	753,477	638,487
Socially Responsive	7,609	3,124

Oppenheimer Variable Products
Balanced / VA	1,583	68
Main Street	7,031	1,015
Strategic Bond / VA	24,597	16,068

Sentinel Variable Products Trust
Balanced Fund	925,795	1,134,694
Bond Fund	2,440,690	2,169,650
Common Stock Fund	5,565,356	7,185,921
Mid Cap Growth Fund	1,428,720	1,963,949
Money Market Fund	9,202,264	8,742,119
Small Company Fund	3,168,154	4,997,415

T Rowe Price Equity Series
Blue Chip Growth Portfolio	315,334	374,644
Equity Income Portfolio	2,099,075	1,844,130
Health Sciences Portfolio	182,843	206,905
Personal Strategy Portfolio	71,619	4,613

Van Eck Worldwide Ins Trust
Worldwide Emerging	1,093,020	1,662,463
Worldwide Bond Fund	67,137	28,299
Worldwide Hard Assets	118,176	33,496
Worldwide Real Estate	12,328	15,709

Variable Insurance Product Funds
Contrafund Portfolio	2,353,718	3,008,570
Equity Income Portfolio	2,030,602	2,597,544
Growth Portfolio	2,343,358	2,654,071
High Income Portfolio	1,815,141	1,331,886
Index 500 Portfolio	7,397,749	9,428,929
Investment Grade Bond Portfolio	2,383,146	2,479,489
Mid Cap Portfolio	1,359,930	1,729,767
Overseas Portfolio	1,923,155	2,750,117
Value Strategies	10,430	166

Wells Fargo Variable Trust Funds
Discovery	1,263,337	2,009,814
Opportunity	604,254	873,442

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 - CHANGES IN UNITS

VT = VariTrak Product					FOR THE YEAR ENDED DECEMBER 31, 2009
V2 = Investor Select Product
EP = Estate Provider Product
BP = Benefit Provider Product		AIM Variable Insurance Funds				AIM Variable Insurance Funds				AIM Variable Insurance Funds
		Dynamics				Global Health Care				Technology
Units Issued, Transferred	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
and Redeemed:
Beginning balance	137,695.05	-	2,388.33	22,409.45	232,191.79	-	16,035.37	5,908.27	341,216.05	-	6,160.31	18,800.90
Units issued	26,468.54	-	172.57	13,883.41	44,791.00	-	568.13	-	62,810.21	-	759.79	-
Units transferred	(25,592.88)	-	(79.98)	-	(7,394.19)	-	(5,760.91)	-	(19,512.01)	-	1,718.47	-
Units redeemed	(25,912.27)	-	(637.29)	(8,913.17)	(43,416.39)	-	(803.59)	(82.43)	(60,701.59)	-	(429.56)	(10,096.19)
Ending balance	112,658.44	-	1,843.63	27,379.69	226,172.21	-	10,039.00	5,825.84	323,812.66	-	8,209.01	8,704.71

		Alger American Fund				Alger American Fund				Alger American Fund
		Growth				Capital Appreciation				SmallCap Growth
Units Issued, Transferred	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
and Redeemed:
Beginning balance	758,862.64	-	50,433.41	22,674.62	148,845.53	-	11,205.61	87,949.62	603,125.33	-	4,544.08	11,525.59
Units issued	115,693.54	595.46	2,377.61	483.90	21,644.56	130.47	1,118.02	398.58	72,535.18	7.89	164.53	254.42
Units transferred	(49,575.22)	235.31	(195.25)	184.90	(8,517.12)	99.79	5,916.22	-	(36,553.54)	1.34	(37.62)	352.67
Units redeemed	(129,102.30)	(70.31)	(2,893.31)	(12,472.98)	(30,597.76)	(19.97)	(720.91)	(76,309.14)	(99,841.57)	(0.11)	(947.93)	(7,471.48)
Ending balance	695,878.66	760.46	49,722.46	10,870.44	131,375.21	210.29	17,518.94	12,039.06	539,265.40	9.12	3,723.06	4,661.20

		Alliance Bernstein				Alliance Bernstein				Alliance Bernstein
		Value				Small/Mid Cap Value				International Value
Units Issued, Transferred	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
and Redeemed:
Beginning balance	39.34	-	-	-	55,481.63	-	1,371.01	-	197,281.71	-	12,401.74	-
Units issued	123.70	26.05	-	-	9,708.01	62.17	69.71	-	31,589.65	421.28	33,635.90	-
Units transferred	-	51.77	-	-	(13,514.78)	85.25	(147.72)	-	(25,938.34)	199.10	(9,795.78)	-
Units redeemed	(2.10)	(4.85)	-	-	(9,571.00)	(11.01)	(72.79)	-	(33,174.07)	(39.45)	(24,208.73)	-
Ending balance	160.94	72.97	-	-	42,103.86	136.41	1,220.21	-	169,758.95	580.93	12,033.13	-

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 - CHANGES IN UNITS (continued)

VT = VariTrak Product					FOR THE YEAR ENDED DECEMBER 31, 2009
V2 = Investor Select Product
EP = Estate Provider Product						American Century				American Century
BP = Benefit Provider Product		Alliance Bernstein				Variable Portfolios				Variable Portfolios
		International Growth				Income & Growth				Inflation Protection
Units Issued, Transferred	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
and Redeemed:
Beginning balance	20,208.77	-	2,733.64	-	246,095.07	-	33,721.19	25,486.96	112,728.70	-	13,962.63	66,767.41
Units issued	7,729.72	16.37	40.12	-	48,417.91	-	4,070.91	210.64	22,742.84	31.31	2,785.37	-
Units transferred	1,452.46	91.24	688.71	-	764.62	-	(657.76)	392.15	18,547.20	47.42	1,304.20	-
Units redeemed	(6,415.56)	(7.71)	(80.00)	-	(50,880.74)	-	(6,219.44)	(14,751.68)	(17,596.24)	(13.26)	(2,037.28)	(2,368.20)
Ending balance	22,975.39	99.90	3,382.47	-	244,396.86	-	30,914.90	11,338.07	136,422.50	65.47	16,014.92	64,399.21

		American Century				American Century				American Century
		Variable Portfolios				Variable Portfolios				Variable Portfolios
		International					Ultra			Value
Units Issued, Transferred	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
and Redeemed:
Beginning balance	347,191.27	-	26,566.24	-	7,067.52	-	3,330.39	-	383,204.83	-	33,228.61	85,422.05
Units issued	60,835.08	206.73	3,430.81	-	845.24	-	621.95	-	52,173.41	55.49	2,311.71	556.26
Units transferred	(28,033.63)	211.49	(210.39)	-	12.98	-	(146.89)	-	(5,663.28)	107.63	(6,007.90)	(4,363.37)
Units redeemed	(60,774.64)	(42.11)	(1,807.27)	-	(697.16)	-	(904.59)	-	(61,282.19)	(20.18)	(6,963.55)	(58,625.32)
Ending balance	319,218.08	376.11	27,979.39	-	7,228.58	-	2,900.86	-	368,432.77	142.94	22,568.87	22,989.62

		American Century				Dreyfus Variable				Dreyfus Variable
		Variable Portfolios				Investment Fund				Investment Fund
		Vista				Appreciation				Developing Leaders
Units Issued, Transferred	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
and Redeemed:
Beginning balance	63,404.96	-	7,696.42	-	54,010.24	-	4,714.80	-	7,181.12	-	-	-
Units issued	17,401.88	-	1,250.88	-	13,283.92	-	1,056.11	-	3,104.17	-	-	-
Units transferred	1,369.91	-	(252.30)	-	(7,273.02)	-	(188.02)	-	1,177.08	-	-	-
Units redeemed	(14,660.66)	-	(588.09)	-	(10,397.58)	-	(206.76)	-	(1,151.15)	-	-	-
Ending balance	67,516.09	-	8,106.91	-	49,623.56	-	5,376.13	-	10,311.22	-	-	-

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 - CHANGES IN UNITS (continued)

VT = VariTrak Product					FOR THE YEAR ENDED DECEMBER 31, 2009
V2 = Investor Select Product
EP = Estate Provider Product		Dreyfus Variable				Dreyfus Variable
BP = Benefit Provider Product		Investment Fund				Investment Fund				DWS
		Quality Bond				Socially Responsible Growth				Dreman Strategic Value (1)
Units Issued, Transferred	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
and Redeemed:
Beginning balance	18,632.44	-	712.21	-	40,381.63	-	1,145.15	11,901.39	23,092.06	-	159.67	-
Units issued	9,237.32	-	-	-	5,776.88	-	-	6,918.17	3,398.10	-	11.60	-
Units transferred	2,682.79	-	-	-	(752.32)	-	-	-	(692.79)	-	27.85	-
Units redeemed	(2,360.84)	-	(278.62)	-	(7,368.80)	-	(42.04)	(4,599.77)	(4,192.81)	-	(16.40)	-
Ending balance	28,191.71	-	433.59	-	38,037.39	-	1,103.11	14,219.79	21,604.56	-	182.72	-

		DWS				DWS VIT Funds				DWS VIT Funds
		Dreman Small Cap Value				Equity 500 Index				Small Cap Index
Units Issued, Transferred	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
and Redeemed:
Beginning balance	200,264.29	-	14,298.04	-	-	-	-	96,024.61	-	-	-	22,357.17
Units issued	34,890.36	143.66	2,054.15	-	-	-	-	3,909.49	237.85	0.41	-	397.10
Units transferred	(5,328.55)	89.85	984.85	-	-	-	-	4,192.49	2,279.19	12.76	6,528.61	2,168.34
Units redeemed	(34,569.92)	(26.54)	(1,230.24)	-	-	-	-	(42,359.38)	(443.27)	(0.82)	(987.50)	(3,721.15)
Ending balance	195,256.18	206.97	16,106.80	-	-	-	-	61,767.21	2,073.77	12.35	5,541.11	21,201.46

		Franklin Templeton Variable				Franklin Templeton Variable				Franklin Templeton Variable
		Insurance Products Trust				Insurance Products Trust				Insurance Products Trust
		Foreign Securities				Mutual Shares Securities				Global Real Estate
Units Issued, Transferred	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
and Redeemed:
Beginning balance	125,004.62	-	19,518.17	-	71,036.82	-	8,625.20	-	89,691.83	-	8,967.97	-
Units issued	21,008.09	2.76	3,798.21	-	11,543.02	8.88	1,926.33	-	12,652.53	-	49.64	-
Units transferred	(7,767.91)	72.23	(281.52)	-	(3,710.39)	1.53	(11.48)	-	(25.83)	-	(2,176.05)	-
Units redeemed	(20,490.12)	(0.67)	(1,256.20)	-	(13,237.42)	-	(295.18)	-	(12,223.07)	-	(559.44)	-
Ending balance	117,754.68	74.32	21,778.66	-	65,632.03	10.41	10,244.87	-	90,095.46	-	6,282.12	-

				(1) During 2009, the DWS Dreman High Return Equity Fund was renamed DWS Strategic Value Fund.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 - CHANGES IN UNITS (continued)

VT = VariTrak Product					FOR THE YEAR ENDED DECEMBER 31, 2009
V2 = Investor Select Product
EP = Estate Provider Product		Franklin Templeton Variable				Franklin Templeton Variable				Franklin Templeton Variable
BP = Benefit Provider Product		Insurance Products Trust				Insurance Products Trust				Insurance Products Trust
	Mutual Global Discovery Securities Fund					Small Midcap Growth Fund				Small Cap Value Securities
Units Issued, Transferred	VT	V2	EP	BP	VT	V2	EP	BP	VT		EP	BP
and Redeemed:
Beginning balance	-	-	-	-	17,051.06	-	924.70	-	34,222.64	-	7,168.60	-
Units issued	460.10	7.53	-	-	3,296.49	11.63	113.44	-	11,227.25	-	1,468.00	-
Units transferred	4,493.52	3.51	-	-	700.27	4.66	(83.07)	-	(1,882.06)	63.14	(81.71)	-
Units redeemed	(497.44)	(3.35)	-	-	(2,947.59)	(3.70)	(219.45)	-	(7,950.90)	-	(379.30)	-
Ending balance	4,456.18	7.69	-	-	18,100.23	12.59	735.62	-	35,616.93	63.14	8,175.59	-

		Franklin Templeton Variable
		Insurance Products Trust				JP Morgan Series Trust II				JP Morgan Series Trust II
		US Government				International Equity (2)			International Opportunities Fund (2)
Units Issued, Transferred	VT		EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
and Redeemed:
Beginning balance	178,872.42	-	17,931.88	-	-	-	-	-	219,815.04	-	21,948.21	81,724.15
Units issued	40,135.55	126.39	2,037.93	-	14,805.32	-	1,162.25	801.35	7,488.45	-	762.27	11.07
Units transferred	89,463.97	63.55	6,590.61	-	(5,379.76)	-	(1,255.75)	(5,028.64)	1,258.71	-	385.98	8,817.54
Units redeemed	(41,608.02)	(33.31)	(1,353.03)	-	197,615.67	-	21,463.46	85,401.15	(228,562.20)	-	(23,096.46)	(90,552.76)
Ending balance	266,863.92	156.63	25,207.39	-	207,041.23	-	21,369.96	81,173.86	-	-	-	-

										Morgan Stanley Universal
		JP Morgan Series Trust II				JP Morgan Series Trust II				Institutional Funds
		Small Cap Core (2)				Small Company (2)				Core Plus Fixed Income
Units Issued, Transferred	VT	V2	EP	BP	VT	V2	EP	BP	VT		EP	BP
and Redeemed:
Beginning balance	-	-	-	-	69,314.93	-	18,171.85	2,036.67	-	-	-	1,580,128.96
Units issued	4,285.48	-	823.15	-	2,998.53	-	448.65	-	-	-	-	22,176.08
Units transferred	(607.59)	-	(733.37)	-	(1,743.76)	-	498.89	-	-	-	-	(176,896.86)
Units redeemed	57,633.99	-	16,219.50	267.69	(70,569.69)	-	(19,119.39)	(2,036.67)	-	-	-	(95,406.61)
Ending balance	61,311.88	-	16,309.28	267.69	0.01	-	-	-	-	-	-	1,330,001.57

(2) During 2009, JP Morgan Series Trust II liquidated International Opportunities and Small Company and started International Equity and Small Cap Core Portfolios.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 - CHANGES IN UNITS (continued)

VT = VariTrak Product					FOR THE YEAR ENDED DECEMBER 31, 2009
V2 = Investor Select Product
EP = Estate Provider Product		Morgan Stanley Universal				Morgan Stanley Universal				Morgan Stanley Universal
BP = Benefit Provider Product		Institutional Funds				Institutional Funds				Institutional Funds
		Emerging Markets				High Yield				US Real Estate
Units Issued, Transferred	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
and Redeemed:
Beginning balance	-	-	-	256,582.16	-	-	-	48,204.51	-	-	-	80,336.02
Units issued	-	-	-	5,545.79	-	-	-	-	-	-	-	2,645.86
Units transferred	-	-	-	36,265.68	-	-	-	(7,633.25)	-	-	-	1,637.95
Units redeemed	-	-	-	(48,865.08)	-	-	-	(40,571.26)	-	-	-	(40,054.46)
Ending balance	-	-	-	249,528.55	-	-	-	-	-	-	-	44,565.37

		Neuberger Berman Advisors				Neuberger Berman Advisors				Neuberger Berman Advisors
		Management Trust				Management Trust				Management Trust
		Small Cap Growth			Lehman Brothers Short Duration Bond					Mid Cap Growth
Units Issued, Transferred	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
and Redeemed:
Beginning balance	52,772.54	-	8,454.10	-	260,475.76	-	29,110.54	-	26,419.68	-	258.66	-
Units issued	1,474.01	-	2,802.42	-	44,681.43	1,076.00	2,330.76	-	3,554.76	3.18	46.90	-
Units transferred	(291.06)	-	170.43	-	39,005.39	61.45	4,278.54	-	(984.23)	83.10	(13.94)	-
Units redeemed	(1,238.69)	-	(499.13)	-	(46,015.96)	(39.16)	(2,696.39)	-	(4,983.63)	(0.77)	(15.81)	-
Ending balance	52,716.80	-	10,927.82	-	298,146.62	1,098.29	33,023.45	-	24,006.58	85.51	275.81	-

		Neuberger Berman Advisors				Neuberger Berman Advisors				Oppenheimer
		Management Trust				Management Trust				Variable Products
		Partners				Socially Responsible				Balanced / VA
Units Issued, Transferred	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
and Redeemed:
Beginning balance	134,546.07	-	39,096.93	14,160.30	-	-	-	-	39.97	-	-	-
Units issued	29,170.20	-	1,103.19	329.20	31.17	8.64	36.75	-	128.18	0.28	-	-
Units transferred	14,237.60	41.15	(8,349.20)	(453.37)	122.82	4.02	289.80	-	-	-	-	-
Units redeemed	(30,844.64)	-	(1,374.65)	(10,509.98)	(19.71)	(2.23)	(30.05)	-	(3.27)	(0.17)	-	-
Ending balance	147,109.23	41.15	30,476.27	3,526.15	134.28	10.43	296.50	-	164.88	0.11	-	-

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 - CHANGES IN UNITS (continued)

VT = VariTrak Product					FOR THE YEAR ENDED DECEMBER 31, 2009
V2 = Investor Select Product
EP = Estate Provider Product		Oppenheimer				Oppenheimer				Sentinel Variable
BP = Benefit Provider Product		Variable Products				Variable Products				Products Trust
		Main Street				Strategic Bond				Balanced
Units Issued, Transferred	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
and Redeemed:
Beginning balance	-	-	-	-	-	-	-	-	166,590.23	-	51,558.93	4,825.01
Units issued	3.86	-	-	-	12.76	-	-	-	29,054.10	25.09	3,186.34	-
Units transferred	435.95	-	-	-	1,286.25	-	-	-	2,005.93	77.47	(532.65)	(643.73)
Units redeemed	(2.76)	-	-	-	(428.40)	-	-	-	(38,369.51)	(9.87)	(12,172.49)	(1,436.84)
Ending balance	437.05	-	-	-	870.61	-	-	-	159,280.75	92.69	42,040.13	2,744.44

		Sentinel Variable				Sentinel Variable				Sentinel Variable
		Products Trust				Products Trust				Products Trust
		Bond				Common Stock				Mid Cap Growth
Units Issued, Transferred	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
and Redeemed:
Beginning balance	255,531.80	-	48,399.93	4,029.17	1,269,372.52	-	68,105.73	75,182.97	362,991.96	-	58,433.44	45,592.42
Units issued	31,980.10	316.83	3,322.40	24.08	168,629.47	869.61	4,985.37	5,552.81	55,612.06	2.81	5,424.09	3,390.59
Units transferred	18,098.78	35.24	4,648.60	-	(13,583.32)	354.76	1,128.03	8,249.61	(4,636.59)	12.89	(8,238.25)	-
Units redeemed	(46,097.43)	(15.23)	(21,581.32)	(3,958.74)	(258,388.76)	(89.46)	(4,809.37)	(3,666.19)	(60,944.59)	(1.80)	(4,394.57)	(31,724.19)
Ending balance	259,513.25	336.84	34,789.61	94.51	1,166,029.91	1,134.91	69,409.76	85,319.20	353,022.84	13.90	51,224.71	17,258.82

		Sentinel Variable				Sentinel Variable				T Rowe Price
		Products Trust				Products Trust				Equity Series
		Money Market				Small Company				Blue Chip Growth
Units Issued, Transferred	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
and Redeemed:
Beginning balance	451,098.42	-	169,899.47	148,392.23	392,797.88	-	61,476.86	64,607.60	108,346.61	-	20,409.95	-
Units issued	98,671.31	31,687.25	22,272.07	202,211.10	54,963.74	543.48	3,651.93	42.89	22,768.56	452.51	924.23	-
Units transferred	211,294.25	(26,984.50)	67,470.91	(16,281.54)	(9,108.04)	262.78	(7,006.16)	90.83	(10,467.94)	29.49	(39.00)	-
Units redeemed	(272,553.50)	(1,868.51)	(101,071.56)	(89,819.36)	(68,504.83)	(55.12)	(8,068.56)	(60,749.41)	(18,931.37)	(7.04)	(1,016.73)	-
Ending balance	488,510.48	2,834.24	158,570.89	244,502.43	370,148.75	751.14	50,054.07	3,991.91	101,715.86	474.96	20,278.45	-

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 - CHANGES IN UNITS (continued)

VT = VariTrak Product					FOR THE YEAR ENDED DECEMBER 31, 2009
V2 = Investor Select Product
EP = Estate Provider Product		T Rowe Price				T Rowe Price				T Rowe Price
BP = Benefit Provider Product		Equity Series				Equity Series				Equity Series
		Equity Income				Health Sciences				Personal Strategies
Units Issued, Transferred	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
and Redeemed:
Beginning balance	413,666.02	-	39,751.41	-	55,184.70	-	8,969.32	-	-	-	-	-
Units issued	83,967.36	1,018.82	6,685.81	-	78,829.62	26.19	928.86	-	112.04	-	-	-
Units transferred	18,401.83	204.59	1,472.43	-	(6,508.93)	114.56	(2,179.40)	-	5,149.85	-	-	-
Units redeemed	(80,450.62)	(63.00)	(3,278.24)	-	(71,935.81)	(12.28)	(305.73)	-	(192.39)	-	-	-
Ending balance	435,584.59	1,160.41	44,631.41	-	55,569.58	128.47	7,413.05	-	5,069.50	-	-	-

		Van Eck Worldwide				Van Eck Worldwide				Van Eck Worldwide
		Insurance Trust				Insurance Trust				Insurance Trust
		Emerging Markets				Bond				Real Estate
Units Issued, Transferred	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
and Redeemed:
Beginning balance	116,790.74	-	8,271.23	-	-	-	-	-	-	-	-	-
Units issued	13,136.53	95.47	686.71	-	327.05	-	-	-	278.99	12.74	-	-
Units transferred	(40,521.35)	108.26	(2,719.67)	-	3,463.80	49.43	-	-	(252.59)	(10.44)	-	-
Units redeemed	(14,750.59)	(16.27)	(585.36)	-	(197.71)	(2.20)	-	-	(26.40)	(2.30)	-	-
Ending balance	74,655.33	187.46	5,652.91	-	3,593.14	47.23	-	-	-	-	-	-

		Van Eck Worldwide				Variable Insurance				Variable Insurance
		Insurance Trust				Product Funds				Product Funds
		Hard Assets				Contrafund				Equity Income
Units Issued, Transferred	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
and Redeemed:
Beginning balance	-	-	-	-	485,012.08	-	69,144.77	-	262,825.40	-	16,921.28	-
Units issued	504.91	40.39	29.75	-	55,982.45	141.20	7,457.82	-	33,532.16	14.36	1,809.53	-
Units transferred	6,062.94	73.85	313.60	-	(9,945.52)	1,230.85	(4,885.54)	-	(6,390.19)	19.55	14,431.18	-
Units redeemed	(327.55)	(5.94)	(10.25)	-	(74,278.13)	(97.91)	(7,392.87)	-	(51,854.23)	(7.23)	(2,224.31)	-
Ending balance	6,240.30	108.30	333.10	-	456,770.88	1,274.14	64,324.18	-	238,113.14	26.68	30,937.68	-

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 - CHANGES IN UNITS (continued)

VT = VariTrak Product					FOR THE YEAR ENDED DECEMBER 31, 2009
V2 = Investor Select Product
EP = Estate Provider Product		Variable Insurance				Variable Insurance				Variable Insurance
BP = Benefit Provider Product		Product Funds				Product Funds				Product Funds
		Growth				High Income				Index 500
Units Issued, Transferred	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
and Redeemed:
Beginning balance	317,467.56	-	87,331.66	-	146,028.24	-	32,965.27	-	1,076,128.87	-	596,872.67	-
Units issued	48,878.82	5.84	17,553.01	-	978,531.24	174.69	2,276.06	-	175,889.23	1,167.50	51,671.32	-
Units transferred	(3,570.27)	48.79	(2,228.30)	-	369,142.17	14,716.77	(1,491.93)	-	(61,350.61)	2,128.38	(50,635.94)	-
Units redeemed	(53,711.29)	(6.69)	(17,590.83)	-	(1,347,004.78)	(616.34)	(4,589.29)	-	(204,770.80)	(286.69)	(117,471.83)	-
Ending balance	309,064.82	47.94	85,065.54	-	146,696.87	14,275.12	29,160.11	-	985,896.69	3,009.19	480,436.22	-

		Variable Insurance				Variable Insurance				Variable Insurance
		Product Funds				Product Funds				Product Funds
		Investment Grade Bond				Mid Cap				Overseas
Units Issued, Transferred	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
and Redeemed:
Beginning balance	348,129.28	-	63,426.91	258,657.37	297,823.31	-	21,760.50	-	353,161.28	-	64,803.63	436,899.16
Units issued	55,171.65	15.99	5,898.95	1,619.73	49,080.92	239.67	2,879.61	-	39,019.43	150.28	6,157.85	5,969.54
Units transferred	8,731.02	8.38	4,362.77	(5,094.85)	(27,314.46)	158.92	94.41	-	(6,350.17)	157.98	(17,813.53)	(2,047.84)
Units redeemed	(89,200.08)	(8.19)	(5,074.61)	(191,458.09)	(56,373.11)	(38.00)	(1,593.55)	-	(47,172.15)	(39.61)	(4,565.55)	(283,498.18)
Ending balance	322,831.87	16.18	68,614.02	63,724.16	263,216.66	360.59	23,140.97	-	338,658.39	268.65	48,582.40	157,322.68

		Variable Insurance				Wells Fargo				Wells Fargo
		Product Funds				Variable Trust Funds				Variable Trust Funds
		Value Strategies				Discovery				Opportunity
Units Issued, Transferred	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
and Redeemed:
Beginning balance	-	-	-	-	402,488.90	-	33,388.09	26,102.96	144,712.20	-	30,555.98	27,598.71
Units issued	3.67	214.16	-	-	58,483.41	-	2,624.23	297.72	18,388.94	-	4,001.33	798.46
Units transferred	384.97	61.32	-	-	(8,316.85)	-	(696.50)	21.47	(5,133.00)	-	(5,927.07)	1,332.01
Units redeemed	(6.99)	(3.06)	-	-	(74,635.52)	-	(7,423.85)	(24,982.29)	(22,851.89)	-	(2,490.85)	(3,922.40)
Ending balance	381.65	272.42	-	-	378,019.94	-	27,891.97	1,439.86	135,116.25	-	26,139.39	25,806.78

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company

NOTES TO THE FINANCIAL STATEMENTS (continued

NOTE 6 - CHANGES IN UNITS

				FOR THE YEAR ENDED DECEMBER 31, 2008
VT = VariTrak Product
EP = Estate Provider Product
BP = Benefit Provider Product	AIM Variable Insurance Funds			AIM Variable Insurance Funds			AIM Variable Insurance Funds
		Dynamics		Global Health Care				Technology
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	134,459.65	13,903.79	28,417.10	235,357.14	16,574.37	21,938.23	333,193.71	5,413.85	27,787.52
Units issued	24,785.31	225.99	7,927.34	47,768.00	828.35	175.22	84,880.29	667.17	242.38
Units transferred	8,826.79	(11,541.64)	-	(11,360.78)	(622.28)	(12,622.38)	5,639.97	353.35	9,413.88
Units redeemed	(30,376.70)	(199.81)	(13,934.99)	(39,572.57)	(745.07)	(3,582.80)	(82,497.92)	(274.06)	(18,642.88)
Ending balance	137,695.05	2,388.33	22,409.45	232,191.79	16,035.37	5,908.27	341,216.05	6,160.31	18,800.90

	Alger American Fund			Alger American Fund			Alger American Fund
	Growth			Capital Appreciation (1)			SmallCap Growth (2)
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	572,840.15	19,384.56	24,477.17	154,806.29	11,944.37	101,500.61	645,670.00	11,609.18	12,872.55
Units issued	137,088.94	2,652.17	1,063.86	34,513.18	115,263.80	1,645.74	62,468.97	211.48	492.46
Units transferred	250,918.29	30,536.07	(385.99)	(2,088.78)	(67,947.45)	7,225.63	(394.64)	(6,925.43)	(338.39)
Units redeemed	(201,984.74)	(2,139.39)	(2,480.42)	(38,385.16)	(48,055.11)	(22,422.36)	(104,619.00)	(351.15)	(1,501.03)
Ending balance	758,862.64	50,433.41	22,674.62	148,845.53	11,205.61	87,949.62	603,125.33	4,544.08	11,525.59

	Alliance Bernstein			Alliance Bernstein			Alliance Bernstein
	Value			Small/Mid Cap Value			International Value
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	-	-	-	-	-	-	-	-	-
Units issued	39.34	-	-	714.22	-	-	2,724.36	217.91	-
Units transferred	-	-	-	53,675.57	1,322.03	-	186,557.83	11,595.86	-
Units redeemed	-	-	-	1,091.84	48.98	-	7,999.52	587.97	-
Ending balance	39.34	-	-	55,481.63	1,371.01	-	197,281.71	12,401.74	-

(1)	Formerly the Alger American Leveraged AllCap Portfolio.
(2)	Formerly the Alger American Small Capitalization Portfolio.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company
NOTES TO THE FINANCIAL STATEMENTS (continued

NOTE 6 - CHANGES IN UNITS (continued)

				FOR THE YEAR ENDED DECEMBER 31, 2008
VT = VariTrak Product
EP = Estate Provider Product				American Century			American Century
BP = Benefit Provider Product	Alliance Bernstein			Variable Portfolios			Variable Portfolios
	International Growth			Income & Growth			Inflation Protection
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	-	-	-	279,792.65	32,963.45	33,564.56	197,087.58	31,174.38	68,732.17
Units issued	278.74	-	-	38,461.80	2,218.47	375.08	36,878.64	922.35	-
Units transferred	19,295.75	2,624.93	-	(21,236.55)	889.92	(656.57)	(86,477.85)	(12,452.94)	-
Units redeemed	634.28	108.71	-	(50,922.83)	(2,350.66)	(7,796.11)	(34,759.67)	(5,681.16)	(1,964.76)
Ending balance	20,208.77	2,733.64	-	246,095.07	33,721.18	25,486.96	112,728.70	13,962.63	66,767.41

	American Century			American Century			American Century
	Variable Portfolios			Variable Portfolios			Variable Portfolios
		International			Ultra			Value
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	256,146.20	15,422.45	-	5,566.22	3,779.45	-	496,535.01	51,739.52	89,996.70
Units issued	69,993.74	3,231.15	-	1,448.74	369.71	-	97,494.47	4,948.76	4,619.51
Units transferred	69,805.26	10,242.15	-	622.99	(147.56)	-	(111,535.50)	(17,630.02)	(3,556.89)
Units redeemed	(48,753.93)	(2,329.51)	-	(570.43)	(671.21)	-	(99,289.15)	(5,829.65)	(5,637.27)
Ending balance	347,191.27	26,566.24	-	7,067.52	3,330.39	-	383,204.83	33,228.61	85,422.05

	American Century				Dreyfus Variable			Dreyfus Variable
	Variable Portfolios			Investment Fund			Investment Fund
		Vista			Appreciation		Developing Leaders
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	179,552.89	9,584.30	-	58,753.13	5,581.68	-	5,643.42	-	-
Units issued	57,775.47	221.74	-	62,581.58	1,872.29	-	2,443.22	-	-
Units transferred	(132,573.92)	62.88	-	(25,927.37)	(304.29)	-	(135.13)	-	-
Units redeemed	(41,349.48)	(2,172.50)	-	(41,397.10)	(2,434.88)	-	(770.39)	-	-
Ending balance	63,404.96	7,696.42	-	54,010.24	4,714.80	-	7,181.12	-	-

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company

NOTES TO THE FINANCIAL STATEMENTS (continued

NOTE 6 - CHANGES IN UNITS (continued)

				FOR THE YEAR ENDED DECEMBER 31, 2008
VT = VariTrak Product
EP = Estate Provider Product		Dreyfus Variable			Dreyfus Variable
BP = Benefit Provider Product	Investment Fund			Investment Fund					DWS
		Quality Bond		Socially Responsible Growth				Dreman High Return Equity
Units Issued, Transferred	VT	EP	BP	VT	EP	BP		VT	EP	BP
and Redeemed:
Beginning balance	15,410.59	947.72	-	41,710.32	1,632.37	13,726.50		31,756.77	-	-
Units issued	3,126.21	-	-	8,272.97	11.54	5,073.77		3,176.36	-	-
Units transferred	1,694.11	-	-	(416.77)	-	-		(6,497.31)	165.04	-
Units redeemed	(1,598.47)	(235.51)	-	(9,184.89)	(498.76)	(6,898.88)		(5,343.76)	(5.37)	-
Ending balance	18,632.44	712.21	-	40,381.63	1,145.15	11,901.39		23,092.06	159.67	-

		DWS			DWS VIT Funds				DWS VIT Funds
	Dreman Small Cap Value				Equity 500 Index				Small Cap Index
Units Issued, Transferred	VT	EP	BP	VT	EP	BP		VT	EP	BP
and Redeemed:
Beginning balance	215,498.59	16,197.40	-	-	-	82,791.55		-	-	26,955.08
Units issued	106,775.37	15,762.45	-	-	-	38,800.78		-	-	2,879.34
Units transferred	(28,178.17)	(9,396.77)	-	-	-	34,293.49		-	-	(3,289.85)
Units redeemed	(93,831.50)	(8,265.04)	-	-	-	(59,861.21)		-	-	(4,187.40)
Ending balance	200,264.29	14,298.04	-	-	-	96,024.61		-	-	22,357.17

	Franklin Templeton Variable			Franklin Templeton Variable				Franklin Templeton Variable
	Insurance Products Trust			Insurance Products Trust				Insurance Products Trust
	Foreign Securities			Mutual Shares Securities				Global Real Estate
Units Issued, Transferred	VT	EP	BP	VT	EP	BP		VT	EP	BP
and Redeemed:
Beginning balance	287,468.80	32,229.25	-	81,295.16	7,340.17	-		95,840.63	9,890.45	-
Units issued	80,519.87	4,816.58	-	9,073.52	1,591.28	-	-	14,243.36	325.42	-
Units transferred	(183,468.72)	(13,400.63)	-	(7,138.09)	183.85	-	-	(1,447.93)	(756.24)	-
Units redeemed	(59,515.33)	(4,127.03)	-	(12,193.77)	(490.10)	-	-	(18,944.23)	(491.66)	-
Ending balance	125,004.62	19,518.17	-	71,036.82	8,625.20	-		89,691.83	8,967.97	-

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company

NOTES TO THE FINANCIAL STATEMENTS (continued

NOTE 6 - CHANGES IN UNITS (continued)

				FOR THE YEAR ENDED DECEMBER 31, 2008
VT = VariTrak Product
EP = Estate Provider Product	Franklin Templeton Variable			Franklin Templeton Variable			Franklin Templeton Variable
BP = Benefit Provider Product	Insurance Products Trust			Insurance Products Trust			Insurance Products Trust
	Small Capitalization			Small Cap Value Securities				US Government
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	16,743.82	461.97	-	35,254.57	6,342.84	-	-	-	-
Units issued	2,425.95	74.53	-	5,239.19	664.59	-	2,720.54	227.08	-
Units transferred	5.76	636.47	-	(1,191.53)	534.00	-	178,134.92	17,817.09	-
Units redeemed	(2,124.47)	(248.27)	-	(5,079.59)	(372.83)	-	(1,983.04)	(112.29)	-
Ending balance	17,051.06	924.70	-	34,222.64	7,168.60	-	178,872.42	17,931.88	-

							Morgan Stanley Universal
	JP Morgan Series Trust II			JP Morgan Series Trust II			Institutional Funds
	International Equity				Small Company		Core Plus Fixed Income
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	230,154.18	20,901.28	79,068.99	79,122.57	16,422.13	2,297.22	-	-	1,555,888.38
Units issued	30,582.16	363.70	2,237.94	10,232.49	1,116.95	33.42	-	-	61,248.62
Units transferred	(9,280.18)	1,344.51	4,099.42	(7,617.01)	2,302.55	-	-	-	11,833.49
Units redeemed	(31,641.12)	(661.28)	(3,682.20)	(12,423.12)	(1,669.78)	(293.97)	-	-	(48,841.53)
Ending balance	219,815.04	21,948.21	81,724.15	69,314.93	18,171.85	2,036.67	-	-	1,580,128.96

	Morgan Stanley Universal			Morgan Stanley Universal			Morgan Stanley Universal
	Institutional Funds			Institutional Funds			Institutional Funds
	Emerging Markets				High Yield			US Real Estate
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	-	-	272,906.67	-	-	65,691.90	-	-	88,990.29
Units issued	-	-	10,290.51	-	-	3,335.88	-	-	1,982.58
Units transferred	-	-	13,132.71	-	-	(9,019.65)	-	-	(2,071.31)
Units redeemed	-	-	(39,747.73)	-	-	(11,803.62)	-	-	(8,565.54)
Ending balance	-	-	256,582.16	-	-	48,204.51	-	-	80,336.02

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company

NOTES TO THE FINANCIAL STATEMENTS (continued

NOTE 6 - CHANGES IN UNITS (continued)

				FOR THE YEAR ENDED DECEMBER 31, 2008
VT = VariTrak Product
EP = Estate Provider Product	Neuberger Berman Advisors			Neuberger Berman Advisors			Neuberger Berman Advisors
BP = Benefit Provider Product	Management Trust			Management Trust			Management Trust
	Small Cap Growth (3)			Lehman Brothers Short Duration Bond (4)				Mid Cap Growth
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	224,575.29	13,979.80	-	321,489.59	31,140.29	-	24,896.70	241.59	-
Units issued	69,624.10	6,995.24	-	68,140.68	10,764.69	-	2,795.16	26.05	-
Units transferred	(194,899.22)	(9,156.67)	-	(71,892.84)	2,357.80	-	3,900.15	-	-
Units redeemed	(46,527.63)	(3,364.27)	-	(57,261.67)	(15,152.24)	-	(5,172.33)	(8.98)	-
Ending balance	52,772.54	8,454.10	-	260,475.76	29,110.54	-	26,419.68	258.66	-

	Neuberger Berman Advisors				Oppenheimer		Sentinel Variable
	Management Trust				Variable Products		Products Trust
		Partners			Balanced / VA		Balanced
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	149,662.90	38,568.33	14,167.82	-	-	-	179,391.14	56,489.89	5,483.33
Units issued	13,127.56	3,703.86	32.84	39.22	-	-	31,616.66	4,698.77	25.82
Units transferred	(8,059.64)	(973.79)	78.15	0.40	-	-	(6,317.56)	(2,184.43)	-
Units redeemed	(20,184.75)	(2,201.47)	(118.51)	0.35	-	-	(38,100.01)	(7,445.30)	(684.14)
Ending balance	134,546.07	39,096.93	14,160.30	39.97	-	-	166,590.23	51,558.93	4,825.01

	Sentinel Variable				Sentinel Variable		Sentinel Variable
		Products Trust			Products Trust			Products Trust
		Bond			Common Stock			Mid Cap Growth
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	323,743.15	41,694.11	4,278.05	1,425,320.23	79,332.30	77,529.85	400,337.75	65,796.36	48,069.17
Units issued	43,003.17	2,574.20	234.14	181,536.94	13,880.61	4,369.88	49,528.58	3,315.55	1,995.30
Units transferred	(51,964.14)	7,575.09	-	(48,964.21)	(10,381.25)	(2,404.09)	(11,246.02)	(5,655.25)	(1,708.28)
Units redeemed	(59,250.38)	(3,443.47)	(483.02)	(288,520.44)	(14,725.93)	(4,312.67)	(75,628.35)	(5,023.22)	(2,763.77)
Ending balance	255,531.80	48,399.93	4,029.17	1,269,372.52	68,105.73	75,182.97	362,991.96	58,433.44	45,592.42

(3)	Formerly the Neuberger Berman Fasciano Portfolio.
(4)	Formerly the Neuberger Berman Limited Maturity Portfolio.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company

NOTES TO THE FINANCIAL STATEMENTS (continued

NOTE 6 - CHANGES IN UNITS (continued)

				FOR THE YEAR ENDED DECEMBER 31, 2008
VT = VariTrak Product
EP = Estate Provider Product	Sentinel Variable			Sentinel Variable				T Rowe Price
BP = Benefit Provider Product		Products Trust			Products Trust			Equity Series
		Money Market			Small Company		Blue Chip Growth
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	428,440.91	101,700.42	131,350.86	413,004.49	66,179.59	66,507.93	339,081.06	28,967.91	-
Units issued	123,960.47	101,952.50	19,225.65	50,941.90	4,039.57	1,204.24	108,896.76	7,844.99	-
Units transferred	71,786.15	(4,780.90)	109,149.40	(8,967.22)	(3,145.78)	(1,897.81)	(264,781.01)	(6,951.53)	-
Units redeemed	(173,089.11)	(28,972.55)	(111,333.68)	(62,181.29)	(5,596.52)	(1,206.76)	(74,850.20)	(9,451.42)	-
Ending balance	451,098.42	169,899.47	148,392.23	392,797.88	61,476.86	64,607.60	108,346.61	20,409.95	-

		T Rowe Price			T Rowe Price		Van Eck Worldwide
		Equity Series			Equity Series			Insurance Trust
		Equity Income			Health Sciences		Emerging Markets
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	63,213.50	6,906.94	-	46,869.56	5,210.45	-	-	-	-
Units issued	18,901.15	1,674.67	-	10,273.51	585.96	-	1,650.84	123.77	-
Units transferred	347,051.48	32,059.85	-	3,768.08	3,421.61	-	112,541.35	7,898.56	-
Units redeemed	(15,500.11)	(890.05)	-	(5,726.45)	(248.70)	-	2,598.55	248.90	-
Ending balance	413,666.02	39,751.41	-	55,184.70	8,969.32	-	116,790.74	8,271.23	-

	Variable Insurance			Variable Insurance			Variable Insurance
		Product Funds			Product Funds			Product Funds
		Contrafund			Equity Income			Growth
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	501,572.34	70,571.09	-	314,940.24	21,057.07	-	339,281.68	88,473.80	-
Units issued	52,853.36	6,922.58	-	48,365.36	2,450.37	-	37,150.31	5,573.75	-
Units transferred	(2,524.03)	(1,587.04)	-	(26,456.88)	(3,327.51)	-	(2,453.19)	(745.16)	-
Units redeemed	(66,889.59)	(6,761.86)	-	(74,023.32)	(3,258.65)	-	(56,511.24)	(5,970.73)	-
Ending balance	485,012.08	69,144.77	-	262,825.40	16,921.28	-	317,467.56	87,331.66	-

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company

NOTES TO THE FINANCIAL STATEMENTS (continued

NOTE 6 - CHANGES IN UNITS (continued)

				FOR THE YEAR ENDED DECEMBER 31, 2008
VT = VariTrak Product
EP = Estate Provider Product	Variable Insurance			Variable Insurance			Variable Insurance
BP = Benefit Provider Product		Product Funds			Product Funds			Product Funds
		High Income			Index 500		Investment Grade Bond
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	180,383.31	46,320.13	-	1,157,662.88	603,464.74	-	447,410.16	71,749.44	315,261.91
Units issued	20,442.92	2,780.09	-	152,652.99	187,817.06	-	69,647.35	8,091.27	22,901.12
Units transferred	(17,648.44)	(10,888.87)	-	(14,410.67)	15,345.55	-	(87,099.13)	(9,883.62)	(56,988.90)
Units redeemed	(37,149.55)	(5,246.08)	-	(219,776.33)	(209,754.68)	-	(81,829.10)	(6,530.18)	(22,516.76)
Ending balance	146,028.24	32,965.27	-	1,076,128.87	596,872.67	-	348,129.28	63,426.91	258,657.37

	Variable Insurance			Variable Insurance				Wells Fargo
		Product Funds			Product Funds		Variable Trust Funds
		Mid Cap			Overseas			Discovery
Units Issued, Transferred	VT	EP	BP	VT	EP	BP	VT	EP	BP
and Redeemed:
Beginning balance	171,246.32	10,819.22	-	427,033.86	87,219.44	434,741.95	433,346.00	40,921.36	34,098.56
Units issued	46,237.09	1,709.51	-	67,669.09	5,903.18	19,897.51	51,826.36	2,136.27	651.60
Units transferred	126,238.79	10,110.24	-	(48,151.05)	(20,228.38)	19,042.03	(9,320.04)	(5,810.43)	(1,671.34)
Units redeemed	(45,898.89)	(878.47)	-	(93,390.62)	(8,090.61)	(36,782.33)	(73,363.42)	(3,859.11)	(6,975.86)
Ending balance	297,823.31	21,760.50	-	353,161.28	64,803.63	436,899.16	402,488.90	33,388.09	26,102.96

		Wells Fargo
	Variable Trust Funds
		Opportunity
Units Issued, Transferred	VT	EP	BP
and Redeemed:
Beginning balance	166,358.29	29,570.05	30,137.08
Units issued	19,262.64	8,903.51	741.24
Units transferred	(13,680.81)	(2,272.82)	(760.00)
Units redeemed	(27,227.92)	(5,644.76)	(2,519.61)
Ending balance	144,712.20	30,555.98	27,598.71

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT (A Separate Account of National Life Insurance Company) NOTES TO THE FINANCIAL STATEMENTS (continued) NOTE 7 - FINANCIAL HIGHLIGHTS

A summary of units outstanding and unit values for the Variable Account, the investment income ratios, the expense ratios, excluding expenses of the underlying funds, and total return for the years ended 2009, 2008, 2007, 2006, and 2005 are shown below. Information for the years 2009, 2008, 2007, 2006, and 2005 reflect the adoption of AICPA Statement of Position 03-5,"Financial Highlights of Separate Accounts." Certain ratios presented for the prior years reflect the presentation used in the current year.

		For the									For the Year
		Year Ended									Ended
	At December	December									December 31,
	31, 2009	31, 2009			At December 31, 2009						2009		For the Year Ended December 31, 2009
											Expense
				Units				Units Value			Ratio**			Total Return***
		Investment
		Income
	Net Assets Ratio*		VT	V2	EP	BP	VT V2		EP BP VT BP VT V2 EP							BP

AIM Variable Insurance Funds
Dynamics
Fund	922,078	0.00%	112,658.44	-	1,843.63	27,379.69	7.71	-	8.37	1.38	0.90%	0.32%	41.21%	-	42.59%	42.27%
Global Health
Care Fund	2,449,274	0.35%	226,172.21	-	10,039.00	5,825.84	10.28	-	11.15	2.14	0.90%	0.32%	26.60%	-	27.72%	27.38%
Technology
Fund	1,448,602	0.00%	323,812.67	-	8,209.01	8,704.71	4.32	-	4.69	1.28	0.90%	0.32%	55.96%	-	57.38%	56.10%
Alger American Fund
Growth
Portfolio	14,386,129	0.65%	695,878.66	760.46	49,722.46	10,870.44	19.11	14.91	9.52	55.39	0.90%	0.32%	46.21%	-	47.60%	47.08%
Capital
Appreciation
Portfolio	1,760,057	0.00%	131,375.21	210.29	17,518.94	12,039.06	11.31	15.57	12.27	4.61	0.90%	0.32%	49.80%	-	51.11%	50.65%
SmallCap
Growth
Portfolio	7,421,174	0.00%	539,265.40	9.12	3,723.06	4,661.20	13.26	15.23	12.12	48.86	0.90%	0.32%	44.29%	-	45.50%	45.03%
AllianceBernstein
Value	2,905	1.30%	160.94	72.97	-	-	12.38	12.50	-	-	0.90%	0.32%	20.08%	-	-	-
Small/Mid
Cap Growth	664,587	1.17%	42,103.86	136.41	1,220.21	-	15.29	15.44	15.44	-	0.90%	0.32%	41.57%	-	42.83%	-
International
Growth	2,556,600	4.63%	22,975.39	99.90	3,382.47	-	14.78	14.92	14.92	-	0.90%	0.32%	40.76%	-	42.10%	-
International
Value	391,519	1.36%	169,758.95	580.93	12,033.13	-	14.01	14.15	14.15	-	0.90%	0.32%	31.18%	-	32.37%	-
American Century Variable Portfolios
Income &
Growth
Portfolio	3,065,526	4.64%	244,396.86	-	30,914.90	11,338.07	10.73	-	11.77	7.05	0.90%	0.32%	17.14%	-	18.17%	17.70%
Inflation
Protection
Portfolio	2,008,124	1.93%	136,422.50	65.47	16,014.92	64,399.21	12.53	11.63	13.19	1.33	0.90%	0.32%	9.43%	-	10.47%	9.92%
International
Portfolio	4,664,222	1.98%	319,218.08	376.11	27,979.39	-	13.36	14.14	14.06	-	0.90%	0.32%	32.54%	-	33.78%	-

Ultra Portfolio	99,816	0.26%	7,228.58	-	2,900.86	-	9.71	-	10.22	-	0.90%	0.32%	33.38%	-	34.47%	-
Value
Portfolio	6,791,314	5.76%	368,432.77	142.94	22,568.87	22,989.62	16.69	12.12	16.61	11.48	0.90%	0.32%	18.79%	-	19.93%	19.46%
Vista
Portfolio	816,927	0.00%	67,516.09	-	8,106.91	-	10.74	-	11.30	-	0.90%	0.32%	21.36%	-	22.43%	-
Dreyfus Variable Investment Fund
Appreciation
Portfolio	615,131	2.49%	49,623.56	-	5,376.13	-	11.13	-	11.71	-	0.90%	0.32%	21.51%	-	22.62%	-
Developing
Leaders
Portfolio	82,743	1.35%	10,311.22	-	-	-	8.02	-	-	-	0.90%	0.32%	24.92%	-	-	-
Quality Bond
Portfolio	348,750	4.25%	28,191.71	-	433.59	-	12.17	-	12.81	-	0.90%	0.32%	13.95%	-	14.99%	-
Socially
Responsible
Growth Fund	323,116	0.93%	38,037.39	-	1,103.11	14,219.79	7.27	-	7.89	2.66	0.90%	0.32%	32.66%	-	33.73%	33.67%
DWS Variable Series II
Dreman
Strategic
Value (a)	196,398	3.96%	21,604.56	-	182.72	-	9.01	-	9.48	-	0.90%	0.32%	23.76%	-	24.90%	-

Dreman Small
Cap Value
Portfolio	2,926,441	1.55%	195,256.18	206.97	16,106.80	-	13.78	14.06	14.50	-	0.90%	0.32%	28.19%	-	29.35%	-

(a)	During 2009, the DWS Dreman High Return Equity Fund was renamed DWS Strategic Value Fund.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS (continued)
		For the									For the Year
		Year Ended									Ended
	At December	December									December 31,
	31, 2009	31, 2009			At December 31, 2009						2009		For the Year Ended December 31, 2009
											Expense
				Units				Units Value			Ratio**			Total Return***

VT =
VariTrak
Product V2 =
Investor
Select Product
EP = Estate
Provider
ProductBP =
Benefit		Investment
Provider		Income
Product	Net Assets Ratio*		VT	V2	EP	BP	VT V2		EP BP VT BP				VT V2 EP			BP

DWS VIT Funds
Equity 500
Index Fund	813,862	2.79%	-	-	-	61,767.21	-	-	-	13.13	0.90%	0.32%	-	-	-	25.89%
Small Cap
Index Fund	436,372	1.76%	2,073.77	12.35	5,541.11	21,201.46	13.27	13.40	13.40	15.72	0.90%	0.32%	-	-	-	26.16%
Franklin Templeton Variable
Insurance Products Trust
Foreign
Securities
Fund	1,965,896	3.16%	117,754.68	74.32	21,778.66	-	13.97	14.46	14.70	-	0.90%	0.32%	35.89%	-	37.13%	-
Mutual Shares
Securities
Fund	863,226	1.91%	65,632.03	10.41	10,244.87	-	11.30	12.86	11.88	-	0.90%	0.32%	25.00%	-	25.98%	-
Global Real
Estate Fund	935,901	12.59%	90,095.46	-	6,282.12	-	9.68	-	10.18	-	0.90%	0.32%	18.05%	-	19.06%	-
Mutual Global
Discovery
Securities
Fund	55,029	1.26%	4,456.18	7.69	-	-	12.33	12.45	-	-	0.90%	0.32%	-	-	-	-
Small Midcap
Growth Fund	207,574	0.00%	18,100.23	12.59	735.62	-	10.99	14.41	11.56	-	0.90%	0.32%	42.36%	-	43.60%	-
Small Cap
Value
Securities
Fund	548,048	1.63%	35,616.93	63.14	8,175.59	-	12.37	13.67	13.02	-	0.90%	0.32%	27.92%	-	29.17%	-
US
Government	3,058,017	3.68%	266,863.92	156.63	25,207.39	-	10.46	10.56	10.56	-	0.90%	0.32%	2.45%	-	3.33%	-
JP Morgan Series Trust II
International
Equity
Portfolio (b)	3,956,954	2.04%	207,041.23	-	21,369.95	81,173.86	12.25	-	12.65	14.13	0.90%	0.32%	-	-	-	-
International
Opportunities
Fund (b)	-	21.24%	-	-	-	-	-	-	-	-	0.90%	0.32%	-100.00%	-	-100.00% -100.00%
Small Cap
Core (b)	1,037,568	0.31%	61,311.88	-	16,309.28	267.69	13.53	-	12.49	17.08	0.90%	0.32%	-	-	-	-
Small
Company (b)	-	2.56%	-	-	-	-	-	-	-	-	0.90%	0.32%	-100.00%	-	-100.00% -100.00%
Morgan Stanley Universal
Institutional Funds
Core Plus
Fixed Income
Portfolio	2,081,416	7.81%	-	-	-	1,330,001.57	-	-	-	1.56	0.90%	0.32%	-	-	-	9.09%
Emerging
Markets
Equity
Portfolio	604,824	0.00%	-	-	-	249,528.55	-	-	-	2.42	0.90%	0.32%	-	-	-	69.23%
High Yield
Portfolio	-	0.02%	-	-	-	-	-	-	-	-	0.90%	0.32%	-	-	-	-100.00%
US Real
Estate
Portfolio	111,456	3.15%	-	-	-	44,565.37	-	-	-	2.49	0.90%	0.32%	-	-	-	27.69%
Neuberger Berman Advisors
Management Trust
Small Cap
Growth
Portfolio	545,217	0.00%	52,716.80	-	10,927.82	-	8.49	-	8.93	-	0.90%	0.32%	21.63%	-	22.66%	-
Short
Duration
Bond
Portfolio	3,472,105	8.12%	298,146.62	1,098.29	33,023.45	-	10.39	11.68	10.93	-	0.90%	0.32%	12.32%	-	13.26%	-
Mid Cap
Growth
Portfolio	320,855	0.00%	24,006.58	85.51	275.81	-	13.16	13.09	13.85	-	0.90%	0.32%	30.43%	-	31.65%	-
Partners
Portfolio	2,355,356	2.55%	147,109.23	41.15	30,476.27	3,526.15	12.76	16.20	12.86	24.34	0.90%	0.32%	54.67%	-	56.07%	55.53%
Socially
Responsive
Portfolio	5,763	3.29%	134.28	10.43	296.50	-	12.97	13.10	13.10	-	0.90%	0.32%	-	-	-	-
Oppenheimer Variable Products
Balanced /
VA	2,001	0.00%	164.88	0.11	-	-	12.13	12.25	-	-	0.90%	0.32%	20.58%	-	-	-
Main Street
Small Cap	6,352	0.00%	437.05	-	-	-	14.53	-	-	-	0.90%	0.32%	-	-	-	-
Strategic
Bond / VA	10,751	0.27%	870.61	-	-	-	12.35	-	-	-	0.90%	0.32%	-	-	-	-
Sentinel Variable Products Trust
Balanced
Fund	3,704,312	2.66%	159,280.75	92.69	42,040.13	2,744.44	18.90	12.32	14.96	23.06	0.90%	0.32%	20.38%	-	21.43%	21.05%
Bond Fund	5,692,320	5.05%	259,513.25	336.84	34,789.61	94.51	19.38	11.41	18.92	18.87	0.90%	0.32%	10.11%	-	11.10%	10.74%
Common
Stock Fund	27,096,258	1.48%	1,166,029.91	1,134.91	69,409.76	85,319.20	21.30	12.92	14.88	14.16	0.90%	0.32%	26.63%	-	27.73%	27.34%
Mid Cap
Growth Fund	7,131,686	0.13%	353,022.83	13.90	51,224.71	17,258.82	17.76	13.36	12.56	12.67	0.90%	0.32%	29.45%	-	30.56%	30.22%
Money
Market Fund	9,415,480	0.00%	488,510.48	2,834.24	158,570.89	244,502.43	13.96	10.01	14.16	1.32	0.90%	0.32%	-0.92%	-	-	-
Small
Company
Fund	14,914,066	0.42%	370,148.75	751.14	50,054.07	3,991.91	36.46	13.25	26.60	19.57	0.90%	0.32%	26.03%	-	27.15%	26.75%

(b)	During 2009, JP Morgan Series Trust II liquidated International Opportunities and Small Company and started International Equity and Small Cap Core Portfolios.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS (continued)
		For the									For the Year
		Year Ended									Ended
	At December	December									December 31,
	31, 2009	31, 2009			At December 31, 2009						2009		For the Year Ended December 31, 2009
											Expense
				Units				Units Value			Ratio**			Total Return***
		Investment
		Income
	Net Assets Ratio*		VT	V2	EP	BP	VT V2		EP BP VT BP VT V2 EP							BP

T Rowe Price Equity Series
Blue Chip
Growth
Portfolio	1,352,113	0.00%	101,715.86	474.96	20,278.45	-	10.93	14.50	11.50	-	0.90%	0.32%	40.49%	-	41.80%	-

Equity Income
Portfolio	5,266,059	1.70%	435,584.59	1,160.41	44,631.41	-	10.88	12.64	11.45	-	0.90%	0.32%	24.06%	-	25.27%	-
Health
Sciences
Portfolio	848,103	0.00%	55,569.58	128.47	7,413.05	-	13.35	14.30	14.05	-	0.90%	0.32%	30.12%	-	31.31%	-
Personal
Strategies
Portfolio	68,468	1.76%	5,069.50	-	-	-	13.51	-	-	-	0.90%	0.32%	-	-	-	-
Van Eck Worldwide Insurance Trust
IT Worldwide
Emerging
Markets	1,788,735	0.20%	74,655.33	187.46	5,652.91	-	22.21	22.42	22.42	-	0.90%	0.32%	111.32%	-	113.12%	-
IT
Worldwide
Bond	40,683	0.48%	3,593.14	47.23	-	-	11.17	11.28	-	-	0.90%	0.32%	-	-	-	-
IT Worldwide
Real Estate	-	0.00%	-	-	-	-	-	-	-	-	0.90%	0.32%	-	-	-	-
IT Worldwide
Hard Assets	103,751	0.01%	6,240.30	108.30	333.10	-	15.52	15.67	15.67	-	0.90%	0.32%	-	-	-	-
Variable Insurance Product Funds

Contrafund
Portfolio	11,939,760	1.37%	456,770.88	1,274.14	64,324.18	-	23.48	13.79	18.63	-	0.90%	0.32%	34.48%	-	35.69%	-

Equity Income
Portfolio	9,549,889	2.25%	238,113.14	26.68	30,937.68	-	38.61	13.25	11.54	-	0.90%	0.32%	29.04%	-	30.25%	-
Growth
Portfolio	12,102,653	0.45%	309,064.82	47.94	85,065.54	-	36.04	12.80	11.33	-	0.90%	0.32%	27.17%	-	28.31%	-
High Income
Portfolio	5,454,951	7.97%	146,696.87	14,275.12	29,160.11	-	33.32	14.81	12.22	-	0.90%	0.32%	42.70%	-	43.93%	-
Index 500
Portfolio	34,762,035	2.50%	985,896.68	3,009.19	480,436.22	-	29.38	12.80	11.98	-	0.90%	0.32%	25.45%	-	26.64%	-
Investment
Grade Bond
Portfolio	6,245,078	8.93%	322,831.87	16.18	68,614.02	63,724.16	15.40	11.98	16.70	2.00	0.90%	0.32%	14.75%	-	15.73%	14.94%
Mid Cap
Portfolio	4,430,000	0.68%	263,216.66	360.59	23,140.97	-	15.39	14.64	16.19	-	0.90%	0.32%	38.90%	-	40.05%	-
Overseas
Portfolio	9,793,331	2.13%	338,658.39	268.65	48,582.40	157,322.68	26.10	13.51	12.04	2.33	0.90%	0.32%	25.42%	-	26.60%	25.95%
Value
Strategies	10,878	1.70%	381.65	272.42	-	-	16.56	16.73	-	-	0.90%	0.32%	-	-	-	-
Wells Fargo Variable Trust Funds
Discovery	5,666,728	0.00%	378,019.94	-	27,891.97	1,439.86	13.76	-	15.60	20.75	0.90%	0.32%	38.99%	-	40.29%	39.92%
Opportunity	3,881,881	0.00%	135,116.25	-	26,139.39	25,806.78	17.71	-	18.04	39.31	0.90%	0.32%	46.48%	-	47.75%	47.23%

*

These amounts represent dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divid average net assets. These ratios exclude those expenses, such as mortality and expense charges and separate, that are assessed against contract owner accounts either through reductions in unit values of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

**

These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges and separate account administrative charges, for each period i include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund hav

***

These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.

VT = VariTrak Product V2 = Investor Select Product EP = Estate Provider Product BP = Benefit Provider Product

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)
NOTE 7 - FINANCIAL HIGHLIGHTS

		For the Year							For the Year
		Ended							Ended
	At December 31,	December							December 31,		For the Year Ended
	2008	31, 2008		At December 31, 2008					2008		December 31, 2008
									Expense
				Units			Units Value		Ratio**		Total Return***
VT =
VariTrak
Product EP
= Estate
Provider
Product BP
= Benefit		Investment
Provider		Income
Product	Net Assets	Ratio*	VT	EP	BP	VT	EP	BP VT BP			VT	EP	BP

AIM Variable Insurance Funds
Dynamics
Fund	787,976	0.00%	137,695.05	2,388.34	22,409.45	5.46	5.87	0.97	0.90%	0.32%	-48.54%	-48.10%	-48.40%
Global
Health Care
Fund	2,036,172	0.00%	232,191.79	16,035.38	5,908.26	8.12	8.73	1.68	0.90%	0.32%	-29.27%	-28.68%	-28.81%
Technology
Fund	978,696	0.00%	341,216.05	6,160.31	18,800.90	2.77	2.98	0.82	0.90%	0.32%	-45.04%	-44.51%	-44.59%
Alger American Fund
Growth
Portfolio	11,095,683	0.22%	758,862.64	50,433.40	22,674.62	13.07	6.45	37.66	0.90%	0.32%	-46.61%	-46.16%	-46.32%
Capital
Appreciation
Portfolio (a)	1,485,115	0.00%	148,845.53	11,205.61	87,949.63	7.55	8.12	3.06	0.90%	0.32%	-45.64%	-45.14%	-45.36%
SmallCap
Growth
Portfolio (b)	5,970,435	0.00%	603,125.33	4,544.09	11,525.60	9.19	8.33	33.69	0.90%	0.32%	-47.09%	-46.60%	-46.77%
AllianceBernstein
Value	406	0.00%	39.34	-	-	10.31	-	-	0.90%	0.32%	4.43%	-	-
Small/Mid
Cap Growth	613,866	0.00%	55,481.62	1,371.01	-	10.80	10.81	-	0.90%	0.32%	10.55%	10.63%	-
International
Growth	2,200,794	0.00%	197,281.70	12,401.74	-	10.50	10.50	-	0.90%	0.32%	9.31%	9.29%	-
International
Value	245,119	0.00%	20,208.77	2,733.64	-	10.68	10.69	-	0.90%	0.32%	12.61%	12.72%	-
American Century Variable
Portfolios
Income &
Growth
Portfolio	2,744,259	2.14%	246,095.06	33,721.19	25,486.97	9.16	9.96	5.99	0.90%	0.32%	-35.22%	-34.60%	-34.82%
Inflation
Protection
Portfolio	1,538,524	5.60%	112,728.70	13,962.63	66,767.41	11.45	11.94	1.21	0.90%	0.32%	-2.14%	-1.24%	-2.42%
International
Portfolio	3,778,708	0.78%	347,191.27	26,566.24	-	10.08	10.51	-	0.90%	0.32%	-45.31%	-44.83%	-
Ultra
Portfolio	76,783	0.00%	7,067.52	3,330.39	-	7.28	7.60	-	0.90%	0.32%	-42.04%	-41.45%	-
Value
Portfolio	6,667,047	2.62%	383,204.83	33,228.61	85,422.06	14.05	13.85	9.61	0.90%	0.32%	-27.43%	-26.80%	-26.98%
Vista
Portfolio	632,201	0.00%	63,404.96	7,696.42	-	8.85	9.23	-	0.90%	0.32%	-49.08%	-48.61%	-
Dreyfus Variable Investment Fund
Appreciation
Portfolio	539,831	2.06%	54,010.24	4,714.79	-	9.16	9.55	-	0.90%	0.32%	-30.18%	-29.57%	-
Developing
Leaders
Portfolio	46,132	0.85%	7,181.12	-	-	6.42	-	-	0.90%	0.32%	-38.21%	–	-

Quality Bond
Portfolio	207,023	4.71%	18,632.44	712.21	-	10.68	11.14	-	0.90%	0.32%	-5.07%	-4.21%	-
Socially
Responsible
Growth	251,959	0.81%	40,381.64	1,145.15	11,901.39	5.48	5.90	1.99	0.90%	0.32%	-35.07%	-34.37%	-34.75%
DWS Variable Series II
Dreman
High Return
Equity
Portfolio	169,248	3.03%	23,092.06	159.67	-	7.28	7.59	-	0.90%	0.32%	-46.63%	-	-
Dreman
Small Cap
Value
Portfolio	2,313,666	1.35%	200,264.29	14,298.04	-	10.75	11.21	-	0.90%	0.32%	-34.29%	-33.71%	-

(a)	Formerly the Alger American Leveraged AllCap Portfolio.
(b)	Formerly the Alger American Small Capitalization Portfolio.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS (continued)
		For the Year							For the Year
		Ended							Ended
	At December 31,	December							December 31,		For the Year Ended
	2008	31, 2008		At December 31, 2008					2008		December 31, 2008
				Units			Units Value		Expense Ratio**		Total Return***

VT =
VariTrak
Product
EP = Estate
Provider
Product
BP = Benefit		Investment
Provider		Income
Product	Net Assets	Ratio*	VT	EP	BP	VT	EP	BP VT BP			VT	EP	BP

DWS VIT Funds
Equity 500
Index Fund	1,003,611	2.49%	-	-	96,024.61	-	-	10.43	0.90%	0.32%	-	-	-45.02%
Small Cap
Index Fund	279,084	1.71%	-	-	22,357.17	-	-	12.46	0.90%	0.32%	-	-	-25.17%
Franklin Templeton Variable
Insurance Products Trust
Foreign
Securities
Fund	1,494,852	2.79%	125,004.62	19,518.17	-	10.28	10.72	-	0.90%	0.32%	-40.92%	-40.41%	-
Mutual
Shares
Securities
Fund	723,622	3.31%	71,036.82	8,625.20	-	9.04	9.43	-	0.90%	0.32%	-37.70%	-37.09%	-
Global Real
Estate Fund	812,175	1.05%	89,691.83	8,967.97	-	8.20	8.55	-	0.90%	0.32%	-42.90%	-42.39%	-
Small Cap
Fund	139,117	0.00%	17,051.06	924.70	-	7.72	8.05	-	0.90%	0.32%	-43.03%	-42.50%	-
Small Cap
Value
Securities
Fund	403,101	1.18%	34,222.64	7,168.60	-	9.67	10.08	-	0.90%	0.32%	-33.59%	-33.02%	-
US
Government	2,009,249	0.00%	178,872.42	17,931.88	-	10.21	10.22	-	0.90%	0.32%	1.65%	1.73%	-
JP Morgan Series Trust II
International
Equity
Portfolio	3,079,647	1.86%	219,815.05	21,948.21	81,724.15	9.16	9.38	10.51	0.90%	0.32%	-41.88%	-41.34%	-41.55%
Small
Company
Portfolio	985,420	0.20%	69,314.92	18,171.85	2,036.67	11.13	10.19	13.98	0.90%	0.32%	-32.63%	-31.98%	-32.20%
Morgan Stanley Universal
Institutional Funds
Core Plus
Fixed
Income
Portfolio	2,259,462	4.58%	-	-	1,580,128.96	-	-	1.43	0.90%	0.32%	-	-	-10.06%
Emerging
Markets
Equity
Portfolio	366,962	0.00%	-	-	256,582.16	-	-	1.43	0.90%	0.32%	-	-	-56.67%

High Yield
Portfolio	46,200	10.14%	-	-	48,204.52	-	-	0.96	0.90%	0.32%	-	-	-22.58%
US Real
Estate
Portfolio	156,697	3.49%	-	-	80,336.01	-	-	1.95	0.90%	0.32%	-	-	-38.10%
Neuberger Berman Advisors Management Trust
Small Cap
Growth
Portfolio (c)	429,822	0.00%	52,772.54	8,454.10	-	6.98	7.28	-	0.90%	0.32%	-39.98%	-39.43%	-
Lehman
Brothers
Short
Duration
Bond
Portfolio(d)	2,690,799	0.00%	260,475.76	29,110.54	-	9.25	9.65	-	0.90%	0.32%	-14.19%	-13.38%	-
Mid Cap
Growth
Portfolio	269,290	0.56%	26,419.68	258.66	-	10.09	10.52	-	0.90%	0.32%	-43.88%	-43.38%	-
Partners
Portfolio	1,653,849	5.17%	134,546.07	39,096.93	14,160.31	8.25	8.24	15.65	0.90%	0.32%	-52.80%	-52.40%	-52.53%
Oppenheimer Variable Products
Balanced /
VA	402	0.00%	39.98	-	-	10.06	-	-	0.90%	0.32%	3.52%	-	-
Sentinel Variable Products Trust
Balanced
Fund	3,342,689	2.90%	166,590.23	51,558.93	4,825.01	15.70	12.32	19.05	0.90%	0.32%	-24.63%	-23.95%	-24.19%
Bond Fund	5,390,618	3.58%	255,531.80	48,399.93	4,029.17	17.60	17.03	17.04	0.90%	0.32%	2.44%	3.40%	3.02%
Common
Stock Fund	22,985,480	1.14%	1,269,372.53	68,105.72	75,182.97	16.82	11.65	11.12	0.90%	0.32%	-33.65%	-33.01%	-33.25%
Mid Cap
Growth	5,986,626	0.00%	362,991.96	58,433.44	45,592.42	13.72	9.62	9.73	0.90%	0.32%	-46.53%	-46.05%	-46.24%
Money
Market Fund	8,955,335	1.82%	451,098.41	169,899.47	148,392.23	14.09	14.16	1.32	0.90%	0.32%	1.00%	1.94%	1.54%
Small
Company
Fund	13,650,255	0.25%	392,797.88	61,476.86	64,607.60	28.93	20.92	15.44	0.90%	0.32%	-32.89%	-32.30%	-32.52%

(c)	Formerly the Neuberger Berman Fasciano Portfolio.
(d)	Formerly the Neuberger Berman Limited Maturity Portfolio.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS (continued)
		For the Year							For the Year
		Ended							Ended
	At December 31,	December							December 31,		For the Year Ended
	2008	31, 2008		At December 31, 2008					2008		December 31, 2008
									Expense
				Units			Units Value		Ratio**		Total Return***
VT =
VariTrak
Product EP
= Estate
Provider
Product BP
= Benefit		Investment
Provider		Income
Product	Net Assets	Ratio*	VT	EP	BP	VT	EP	BP VT BP			VT	EP	BP

T Rowe Price Equity Series
Blue Chip
Growth
Portfolio	1,008,443	0.04%	108,346.61	20,409.95	-	7.78	8.11	-	0.90%	0.32%	-43.17% -42.69%		-
Equity
Income
Portfolio	3,989,982	2.64%	413,666.02	39,751.41	-	8.77	9.14	-	0.90%	0.32%	-36.82% - 36.26%		-
Health
Sciences
Portfolio	662,043	0.00%	55,184.70	8,969.32	-	10.26	10.70	-	0.90%	0.32%	-29.77% -29.14%		-
Van Eck Worldwide Insurance Trust
IT
Worldwide
Emerging
Markets	1,314,503	0.00%	116,790.74	8,271.22	-	10.51	10.52	-	0.90%	0.32%	10.25% 10.33%		-
Variable Insurance Product Funds
Contrafund
Portfolio	9,415,322	1.08%	485,012.08	69,144.77	-	17.46	13.73	-	0.90%	0.32%	-43.02% -42.50%		-
Equity
Income
Portfolio	8,012,660	2.42%	262,825.41	16,921.28	-	29.92	8.86	-	0.90%	0.32%	-43.16% -42.65%		-
Growth
Portfolio	9,769,916	0.87%	317,467.55	87,331.66	-	28.34	8.83	-	0.90%	0.32%	-47.64% -47.19%		-

High Income
Portfolio	3,689,610	8.08%	146,028.24	32,965.26	-	23.35	8.49	-	0.90%	0.32%	-25.66% -24.93%		-
Index 500
Portfolio	30,847,091	2.32%	1,076,128.88	596,872.67	-	23.42	9.46	-	0.90%	0.32%	-37.55% -37.02%		-
Investment
Grade Bond
Portfolio	6,039,464	4.41%	348,129.27	63,426.91	258,657.37	13.42	14.43	1.74	0.90%	0.32%	-4.14% -3.28%		-3.33%
Mid Cap
Portfolio	3,552,149	0.67%	297,823.31	21,760.50	-	11.08	11.56	-	0.90%	0.32%	-40.01% -39.41%		-
Overseas
Portfolio	8,774,398	2.51%	353,161.27	64,803.63	436,899.15	20.81	9.51	1.85	0.90%	0.32%	-44.31% -43.83%		-43.94%
Wells Fargo Variable Trust Funds
Discovery	4,742,257	0.00%	402,488.90	33,388.09	26,102.96	9.90	11.12	14.83	0.90%	0.32%	-44.85% -44.34%		-44.54%
Opportunity	2,861,143	2.02%	144,712.21	30,555.97	27,598.71	12.09	12.21	26.70	0.90%	0.32%	-40.65% -40.09%		-40.28%

*

These amounts represent dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees asse average net assets. These ratios exclude those expenses, such as mortality and expense charges and separate, that are assessed against contract owner accounts either th of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-ac

**

These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges and separate account adminis include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and exp

***

These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction These ratios do not include any expenses assessed through the redemption of units.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)
NOTE 7 - FINANCIAL HIGHLIGHTS

		For the Year							For the Year
		Ended							Ended
	At December	December							December 31,	For the Year Ended
	31, 2007	31, 2007		At December 31, 2007					2007	December 31, 2007
									Expense
				Units			Units Value		Ratio**	Total Return***
VT =
VariTrak
Product EP =
Estate
Provider
Product BP =
Benefit		Investment
Provider		Income
Product	Net Assets	Ratio*	VT	EP	BP	VT	EP	BP VT BP		VT	EP	BP

AIM Variable Insurance Funds
Dynamics
Fund	1,637,944	-	134,459.65	13,903.79	28,417.11	10.61	11.31	1.88	0.90% 0.22%	11.10%	12.20%	11.24%
Global Health
Care Fund	2,957,254	-	235,357.14	16,574.36	21,938.22	11.48	12.24	2.36	0.90% 0.22%	10.81%	11.88%	10.80%
Technology
Fund	1,747,859	-	333,193.72	5,413.85	27,787.51	5.04	5.37	1.48	0.90% 0.22%	6.78%	7.83%	7.25%
Alger American Fund
Growth
Portfolio	15,975,209	0.34%	572,840.14	19,384.55	24,477.17	24.48	11.98	70.16	0.90% 0.22%	18.83%	19.92%	19.30%
Leveraged All
Cap Portfolio	2,895,641	-	154,806.28	11,944.38	101,500.61	13.89	14.80	5.60	0.90% 0.22%	32.29%	33.45%	32.70%
Small
Capitalization
Portfolio	12,210,328	-	645,670.00	11,609.18	12,872.55	17.37	15.60	63.29	0.90% 0.22%	16.19%	17.21%	15.81%
American Century Variable Portfolios
Income &
Growth
Portfolio	4,765,808	1.80%	279,792.65	32,963.47	33,564.55	14.14	15.23	9.19	0.90% 0.22%	-0.91%	-0.07%	-0.97%
Inflation
Protection
Portfolio	2,768,409	4.56%	197,087.58	31,174.38	68,732.17	11.70	12.09	1.24	0.90% 0.22%	8.74%	9.71%	9.73%
International
Portfolio	5,015,237	0.61%	256,146.20	15,422.46	-	18.43	19.05	-	0.90% 0.22%	17.02%	18.03%	-
Ultra
Portfolio	118,976	-	5,566.22	3,779.45	-	12.56	12.98	-	0.90% 0.22%	19.96%	20.97%	-
Value
Portfolio	11,778,021	1.55%	496,535.01	51,739.53	89,996.70	19.36	18.92	13.16	0.90% 0.22%	-6.02%	-5.12%	-5.73%
Vista
Portfolio	3,293,255	-	179,552.89	9,584.30	-	17.38	17.96	-	0.90% 0.22%	38.49%	39.77%	-
Dreyfus Variable Investment Fund
Appreciation
Portfolio	846,606	2.44%	58,753.13	5,581.69	-	13.12	13.56	-	0.90% 0.22%	6.15%	7.11%	-
Developing
Leaders
Portfolio	58,618	0.65%	5,643.40	-	-	10.39	-	-	0.90% 0.22%	-11.80%	–	-
Quality Bond
Portfolio	184,415	4.64%	15,410.59	947.72	-	11.25	11.63	-	0.90% 0.22%	2.55%	3.56%	-
Socially
Responsible
Growth Fund	408,469	0.51%	41,710.33	1,632.37	13,726.50	8.44	8.99	3.05	0.90% 0.22%	6.84%	7.79%	6.64%
DWS Variable Series II
Dreman High	433,098	1.00%	31,756.77	-	-	13.64	-	-	0.90% 0.22%	-3.06%	-	-
Dreman Small	3,799,012	0.37%	215,498.60	16,197.39	-	16.36	16.91	-	0.90% 0.22%	1.74%	2.67%	-
DWS VIP Funds
Equity 500
Index Fund
(a)	1,570,852	1.53%	-	-	82,791.55	-	-	18.97	0.90% 0.22%	-	-	19.08%
Small Cap
Index Fund
(a)	448,720	0.50%	-	-	26,955.09	-	-	16.65	0.90% 0.22%	-	-	-14.92%

(a)	Effective February 6, 2006, the Scudder Variable Series II Funds and the Scudder VIP Funds were renamed the DWS Variable Series II Funds and the DWS VIP

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS (continued)
		For the Year							For the Year
		Ended							Ended
	At December	December							December 31,	For the Year Ended
	31, 2007	31, 2007		At December 31, 2007					2007	December 31, 2007
									Expense
				Units			Units Value		Ratio**	Total Return***
VT =
VariTrak
Product EP
= Estate
Provider
Product BP =
Benefit		Investment
Provider		Income
Product	Net Assets	Ratio*	VT	EP	BP	VT	EP	BP	VT BP	VT	EP	BP

Franklin Templeton Variable Insurance Products Trust
Foreign
Securities
Fund	5,582,930	1.85%	287,468.80	32,229.25	-	17.40	17.99	-	0.90% 0.22%	14.40%	15.47%	-
Mutual Shares
Securities
Fund	1,289,364	1.40%	81,295.15	7,340.16	-	14.51	14.99	-	0.90% 0.22%	2.54%	3.45%	-
Global Real
Estate Fund
(b)	1,523,391	2.28%	95,840.62	9,890.45	-	14.36	14.84	-	0.90% 0.22%	-21.57%	-20.90%	-
Small Cap
Fund	233,350	-	16,743.81	461.97	-	13.55	14.00	-	0.90% 0.22%	10.25%	11.20%	-
Small Cap
Value
Securities
Fund	608,856	0.63%	35,254.56	6,342.83	-	14.56	15.05	-	0.90% 0.22%	-3.26%	-2.40%	-
JP Morgan Series Trust II
International
Equity
Portfolio	5,382,169	0.88%	230,154.19	20,901.28	79,068.99	15.76	15.99	17.98	0.90% 0.22%	8.39%	9.30%	8.77%
Small
Company
Portfolio	1,600,289	0.01%	79,122.57	16,422.13	2,297.22	16.52	14.98	20.62	0.90% 0.22%	-6.51%	-5.67%	-6.82%
Morgan Stanley Universal Institutional Funds
Core Plus
Fixed Income
Portfolio	2,480,314	0.28%	-	-	1,555,888.38	-	-	1.59	0.90% 0.22%	-	-	4.61%
Emerging
Markets
Equity
Portfolio	901,580	0.21%	-	-	272,906.67	-	-	3.30	0.90% 0.22%	-	-	40.43%
High Yield
Portfolio	81,686	8.50%	-	-	65,691.89	-	-	1.24	0.90% 0.22%	-	-	3.33%
US Real
Estate
Portfolio	280,100	1.28%	-	-	88,990.29	-	-	3.15	0.90% 0.22%	-	-	-17.11%
Neuberger Berman Advisors Management Trust
Fasciano
Portfolio	2,780,930	-	224,575.29	13,979.80	-	11.63	12.02	-	0.90% 0.22%	-0.43%	0.50%	-
Limited
Maturity
Portfolio	3,813,895	2.90%	321,489.59	31,140.29	-	10.78	11.14	-	0.90% 0.22%	3.75%	4.70%	-
Mid Cap
Growth
Portfolio	452,078	-	24,896.70	241.59	-	17.98	18.58	-	0.90% 0.22%	21.40%	22.56%	-
Partners
Portfolio	3,751,000	0.62%	149,662.89	38,568.33	14,167.82	17.48	17.31	32.97	0.90% 0.22%	8.37%	9.35%	8.45%
Sentinel Variable Products Trust
Balanced
Fund	4,790,129	2.31%	179,391.15	56,489.87	5,483.33	20.83	16.20	25.13	0.90% 0.22%	7.43%	8.43%	7.58%
Bond Fund	6,318,135	4.15%	323,743.15	41,694.10	4,278.05	17.18	16.47	16.54	0.90% 0.22%	6.11%	7.09%	6.71%
Common
Stock Fund	38,805,442	1.14%	1,425,320.24	79,332.30	77,529.86	25.35	17.39	16.66	0.90% 0.22%	9.22%	10.20%	9.17%
Growth Index
Fund (c)	-	-	-	-	-	-	-	-	0.90% 0.22%	-	-	5.86%
Mid Cap
Growth Fund	12,316,907	-	400,337.76	65,796.36	48,069.16	25.66	17.83	18.10	0.90% 0.22%	20.92%	21.96%	20.99%
Money
Market Fund	7,559,914	5.11%	428,440.91	101,700.42	131,350.86	13.95	13.89	1.30	0.90% 0.22%	3.87%	4.75%	4.00%
Small
Company
Fund	21,372,971	0.59%	413,004.49	66,179.59	66,507.93	43.11	30.90	22.88	0.90% 0.22%	7.61%	8.61%	7.37%

(b)	Formerly the Franklin Real Estate Fund.
(c)	During 2006, the assets of the Sentinel Variable Products Trust Growth Index Fund were merged into the Sentinel Variable Products Trust Mid Cap Growth Fun

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS (continued)
		For the Year							For the Year
		Ended							Ended
	At December	December							December 31,	For the Year Ended
	31, 2007	31, 2007		At December 31, 2007					2007	December 31, 2007
									Expense
				Units			Units Value		Ratio**	Total Return***
VT =
VariTrak
Product EP
= Estate
Provider
Product BP =
Benefit		Investment
Provider		Income
Product	Net Assets	Ratio*	VT	EP	BP	VT	EP	BP VT BP		VT	EP	BP

T Rowe Price Equity Series
Blue Chip
Growth
Portfolio	5,050,930	0.08%	339,081.07	28,967.91	-	13.69	14.15	-	0.90% 0.22%	11.48%	12.57%	-
Equity
Income
Portfolio	976,452	1.51%	63,213.49	6,906.94	-	13.88	14.34	-	0.90% 0.22%	2.13%	3.02%	-
Health
Sciences
Portfolio	763,680	-	46,869.56	5,210.45	-	14.61	15.10	-	0.90% 0.22%	16.60%	17.69%	-
Variable Insurance Product Funds
Contrafund
Portfolio	17,053,018	0.94%	501,572.34	70,571.10	-	30.64	23.88	-	0.90% 0.22%	16.55%	17.64%	-
Equity
Income
Portfolio	16,903,718	1.90%	314,940.24	21,057.09	-	52.64	15.45	-	0.90% 0.22%	0.61%	1.51%	-
Growth
Portfolio	19,846,212	0.81%	339,281.67	88,473.81	-	54.13	16.72	-	0.90% 0.22%	25.83%	26.96%	-
High Income
Portfolio	6,189,672	8.29%	180,383.31	46,320.13	-	31.41	11.31	-	0.90% 0.22%	1.88%	2.72%	-
Index 500
Portfolio	52,480,231	3.60%	1,157,662.87	603,464.74	-	37.50	15.02	-	0.90% 0.22%	4.49%	5.40%	-
Investment
Grade Bond
Portfolio	7,902,436	4.08%	447,410.16	71,749.44	315,261.90	14.00	14.92	1.80	0.90% 0.22%	3.40%	4.34%	4.05%
Mid Cap
Portfolio	3,368,800	0.91%	171,246.32	10,819.22	-	18.47	19.08	-	0.90% 0.22%	14.58%	15.64%	-
Overseas
Portfolio	18,867,291	3.31%	427,033.86	87,219.43	434,741.95	37.37	16.93	3.30	0.90% 0.22%	16.27%	17.33%	17.44%
Wells Fargo Variable Trust Funds
Discovery	9,506,076	-	433,346.01	40,921.34	34,098.56	17.95	19.98	26.74	0.90% 0.22%	21.28%	22.35%	21.16%
Opportunity	5,338,648	0.56%	166,358.28	29,570.05	30,137.08	20.37	20.38	44.71	0.90% 0.22%	5.71%	6.65%	5.77%

*

These amounts represent dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either throug of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the

**

These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indic that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlyi

***

These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the re These ratios do not include any expenses assessed through the redemption of units.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS

VT =		For the Year							For the Year
VariTrak		Ended							Ended
Product	At December	December							December 31,		For the Year Ended
EP = Estate	31, 2006	31, 2006		At December 31, 2006					2006		December 31, 2006
Provider									Expense
Product				Units			Units Value		Ratio**		Total Return***
BP = Benefit		Investment
Provider		Income
Product	Net Assets	Ratio*	VT	EP	BP	VT	EP	BP	VT BP		VT	EP	BP

AIM Variable
Insurance
Funds
Dynamics
Fund	1,642,070	-	146,960.78	19,372.68	25,871.93	9.55	10.08	1.69	0.90%	0.22%	15.06%	16.13%	16.55%

Global Health
Care Fund	2,750,410	-	242,414.16	16,861.25	25,763.61	10.36	10.94	2.13	0.90%	0.22%	4.33%	5.19%	5.45%
Technology
Fund	1,688,170	-	337,298.27	5,240.53	51,317.04	4.72	4.98	1.38	0.90%	0.22%	9.51%	10.42%	10.40%
Alger American Fund
Growth
Portfolio	14,504,469	0.13%	626,615.23	20,570.35	23,671.37	20.60	9.99	58.81	0.90%	0.22%	4.25%	5.16%	5.06%
Leveraged
All Cap
Portfolio	1,805,763	-	136,089.44	7,062.04	70,907.42	10.50	11.09	4.22	0.90%	0.22%	18.24%	19.38%	19.21%
Small
Capitalization
Portfolio	11,227,008	-	694,956.09	15,508.82	11,564.16	14.95	13.31	54.65	0.90%	0.22%	18.93%	20.02%	20.72%
American Century Variable Portfolios
Income &
Growth
Portfolio	4,863,809	1.98%	272,398.45	38,155.66	42,467.27	14.27	15.24	9.28	0.90%	0.22%	16.02%	17.05%	17.47%
Inflation
Protection
Portfolio	1,976,214	3.49%	162,617.08	13,288.97	69,977.16	10.76	11.02	1.13	0.90%	0.22%	0.94%	1.85%	0.89%
International
Portfolio	3,730,169	1.34%	225,619.35	10,883.61	-	15.75	16.14	-	0.90%	0.22%	23.92%	25.02%	-
Ultra
Portfolio	83,687	-	4,781.78	3,132.95	-	10.47	10.73	-	0.90%	0.22%	-4.21% -3.25%		-
Value
Portfolio	12,266,301	1.32%	463,154.91	46,852.78	128,326.16	20.60	19.94	13.96	0.90%	0.22%	17.58%	18.62%	18.61%
Vista
Portfolio	3,172,187	-	242,497.80	10,046.61	-	12.55	12.85	-	0.90%	0.22%	8.00%	8.99%	-
Dreyfus Variable Investment Fund
Appreciation
Portfolio	3,040,234	1.35%	238,561.89	7,264.56	-	12.36	12.66	-	0.90%	0.22%	15.41%	16.47%	-
Developing
Leaders
Portfolio	46,313	0.33%	3,930.11	-	-	11.78	-	-	0.90%	0.22%	2.79%	–	-
Quality Bond
Portfolio	147,186	4.51%	12,253.35	1,142.22	-	10.97	11.23	-	0.90%	0.22%	3.39%	4.27%	-
Socially
Responsible
Growth Fund	391,640	0.10%	42,843.51	1,621.24	13,903.19	7.90	8.34	2.86	0.90%	0.22%	8.22%	9.16%	9.58%
DWS Variable Series II

Dreman High
Return Equity
Portfolio (a)	399,835	1.20%	28,419.21	-	-	14.07	-	-	0.90%	0.22%	17.15%	-	-
Dreman
Small Cap
Value
Portfolio (a)	1,586,715	0.33%	94,237.43	4,349.37	-	16.08	16.47	-	0.90%	0.22%	23.50%	24.58%	-
DWS VIP Funds
Equity 500
Index Fund
(a)	1,828,205	1.10%	-	-	114,730.14	-	-	15.93	0.90%	0.22%	-	-	15.69%
Small Cap
Index Fund
(a)	281,916	0.63%	-	-	14,404.27	-	-	19.57	0.90%	0.22%	-	-	18.11%

(a)	Effective February 6, 2006, the Scudder Variable Series II Funds and the Scudder VIP Funds were renamed the DWS Variable Series II Funds and the DWS V

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS (continued)
VT =		For the Year							For the Year
VariTrak		Ended							Ended
Product	At December	December							December 31,		For the Year Ended
EP = Estate	31, 2006	31, 2006		At December 31, 2006					2006		December 31, 2006
Provider									Expense
Product				Units			Units Value		Ratio**		Total Return***
BP = Benefit		Investment
Provider		Income
Product	Net Assets	Ratio*	VT	EP	BP	VT	EP	BP	VT BP		VT	EP	BP

Franklin Templeton Variable
Insurance Products Trust
Foreign
Securities
Fund	4,116,076	1.18%	252,143.07	18,023.51	-	15.21	15.58	-	0.90%	0.22%	20.33%	21.43%	-
Mutual
Shares
Securities
Fund	1,071,787	1.17%	69,236.47	6,376.77	-	14.15	14.49	-	0.90%	0.22%	17.33%	18.38%	-
Real Estate
Fund	1,699,039	1.86%	84,906.32	7,680.18	-	18.31	18.76	-	0.90%	0.22%	19.52%	20.64%	-
Small Cap
Fund	158,567	-	12,295.00	591.71	-	12.29	12.59	-	0.90%	0.22%	7.71%	8.72%	-
Small Cap
Value
Securities
Fund	686,529	0.60%	40,260.12	5,222.17	-	15.05	15.42	-	0.90%	0.22%	15.95%	17.00%	-
JP Morgan Series Trust II
International
Equity
Portfolio	3,520,811	0.99%	211,123.78	18,394.97	10,985.12	14.54	14.63	16.53	0.90%	0.22%	20.97%	22.12%	21.90%
Small
Company
Portfolio	1,792,499	-	78,633.20	21,893.72	2,506.13	17.67	15.88	22.13	0.90%	0.22%	14.00%	14.99%	15.68%
Morgan Stanley Universal Institutional Funds

Core Plus
Fixed Income
Portfolio	93,272	4.11%	-	-	61,501.32	-	-	1.52	0.90%	0.22%	-	-	3.40%
Emerging
Markets
Equity
Portfolio	171,278	0.75%	-	-	72,806.65	-	-	2.35	0.90%	0.22%	-	-	35.84%
High Yield
Portfolio	74,213	7.67%	-	-	61,922.11	-	-	1.20	0.90%	0.22%	-	-	8.11%
US Real
Estate
Portfolio	470,322	1.03%	-	-	123,856.08	-	-	3.80	0.90%	0.22%	-	-	37.18%
Neuberger Berman Advisors Management Trust
Fasciano
Portfolio	2,424,607	-	198,687.26	8,693.66	-	11.68	11.96	-	0.90%	0.22%	4.29%	5.19%	-
Limited
Maturity
Portfolio	2,937,142	3.26%	267,744.16	14,705.29	-	10.39	10.64	-	0.90%	0.22%	3.28%	4.21%	-
Mid Cap
Growth
Portfolio	261,081	-	15,053.86	2,519.72	-	14.81	15.16	-	0.90%	0.22%	13.75%	14.67%	-
Partners
Portfolio	3,743,940	0.74%	161,432.22	39,639.77	16,843.78	16.13	15.83	30.40	0.90%	0.22%	11.24%	12.19%	12.43%
Sentinel Variable Products Trust
Balanced
Fund	4,558,169	2.35%	180,322.61	63,050.34	5,158.74	19.39	14.94	23.36	0.90%	0.22%	10.55%	11.49%	11.66%
Bond Fund	5,894,456	4.84%	320,016.34	42,429.92	3,908.19	16.19	15.38	15.50	0.90%	0.22%	2.79%	3.64%	3.40%
Common
Stock Fund	34,325,255	1.49%	1,415,501.50	73,573.59	20,189.30	23.21	15.78	15.26	0.90%	0.22%	15.07%	16.11%	16.49%

Growth Index
Fund (b)	-	-	-	-	-	-	-	-	0.90%	0.22%	4.96%	5.96%	5.86%
Mid Cap
Growth Fund	10,957,676	-	434,409.95	69,281.54	48,477.29	21.22	14.62	14.96	0.90%	0.22%	4.64%	5.64%	5.80%
Money
Market Fund	14,809,970	4.65%	553,949.50	102,908.55	4,820,962.17	13.43	13.26	1.25	0.90%	0.22%	3.79%	4.74%	5.04%
Small
Company
Fund	20,491,414	0.21%	425,635.37	65,444.83	74,101.79	40.06	28.45	21.31	0.90%	0.22%	15.15%	16.17%	16.77%

(b)	During 2006, the assets of the Sentinel Variable Products Trust Growth Index Fund were merged into the Sentinel Variable Products Trust Mid Cap Growth F

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS (continued)
VT =		For the Year							For the Year
VariTrak		Ended							Ended
Product	At December	December							December 31,		For the Year Ended
EP = Estate	31, 2006	31, 2006		At December 31, 2006					2006		December 31, 2006
Provider									Expense
Product				Units			Units Value		Ratio**		Total Return***
BP = Benefit		Investment
Provider		Income
Product	Net Assets	Ratio*	VT	EP	BP	VT	EP	BP	VT BP		VT	EP	BP

T Rowe Price Equity Series
Blue Chip
Growth
Portfolio	4,833,809	0.22%	371,306.64	21,863.23	-	12.28	12.57	-	0.90%	0.22%	8.38%	9.30%	-
Equity
Income
Portfolio	661,130	1.30%	44,136.98	4,392.91	-	13.59	13.92	-	0.90%	0.22%	17.56%	18.67%	-
Health
Sciences
Portfolio	1,053,926	-	78,302.40	5,685.50	-	12.53	12.83	-	0.90%	0.22%	7.46%	8.45%	-
Variable Insurance Product Funds
Contrafund
Portfolio	14,950,173	1.29%	514,718.55	69,805.95	-	26.29	20.30	-	0.90%	0.22%	10.69%	11.66%	-
Equity
Income
Portfolio	15,530,594	3.29%	291,626.20	18,009.29	-	52.32	15.22	-	0.90%	0.22%	19.13%	20.22%	-
Growth
Portfolio	17,489,438	0.39%	366,019.73	132,280.00	-	43.02	13.17	-	0.90%	0.22%	5.88%	6.81%	-
High Income
Portfolio	6,081,061	7.52%	177,852.95	54,253.41	-	30.83	11.01	-	0.90%	0.22%	10.23%	11.32%	-
Index 500
Portfolio	53,009,471	1.70%	1,224,228.80	636,799.54	-	35.89	14.25	-	0.90%	0.22%	14.70%	15.76%	-
Investment
Grade Bond
Portfolio	7,196,433	3.93%	414,177.80	69,278.91	345,244.51	13.54	14.30	1.73	0.90%	0.22%	3.44%	4.38%	4.22%
Mid Cap
Portfolio	2,801,229	0.27%	163,506.72	10,074.54	-	16.12	16.50	-	0.90%	0.22%	11.71%	12.70%	-
Overseas
Portfolio	15,207,501	0.86%	403,893.06	79,034.81	386,019.88	32.14	14.43	2.81	0.90%	0.22%	17.04%	18.09%	17.08%
Wells Fargo Variable Trust Funds
Discovery	8,239,344	-	460,989.98	46,740.44	29,538.49	14.80	16.33	22.07	0.90%	0.22%	13.58%	14.60%	15.01%
Opportunity	4,517,349	-	175,603.69	30,602.42	12,956.49	19.27	19.11	42.27	0.90%	0.22%	11.19%	12.21%	12.42%

*

These amounts represent dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of manageme average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either thro of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which t

**

These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period in that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underl

***

These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the These ratios do not include any expenses assessed through the redemption of units.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS (continued)

		For the Year							For the Year
		Ended							Ended
	At December 31,	December							December 31,		For the Year Ended
	2005	31, 2005		At December 31, 2005					2005		December 31, 2005
									Expense
				Units			Units Value		Ratio**		Total Return***
VT =
VariTrak
Product
EP = Estate
Provider
Product
BP = Benefit		Investment
Provider		Income
Product	Net Assets	Ratio*	VT	EP	BP	VT	EP	BP	VT BP		VT	EP	BP

AIM Variable Insurance Funds
Dynamics
Fund	1,409,021	–	145,322.37	19,340.06	24,421.27	8.30	8.68	1.45	0.90%	0.22%	9.74%	10.75%	10.09%
Global Health
Care Fund (c)	2,480,229	–	227,540.40	16,478.45	24,262.24	9.93	10.40	2.02	0.90%	0.22%	7.14%	8.17%	7.91%
Technology
Fund	1,493,914	–	325,765.07	6,910.65	47,427.46	4.31	4.51	1.25	0.90%	0.22%	1.37%	2.26%	1.50%
Alger American Fund
Growth
Portfolio	14,776,860	–	668,877.90	19,015.98	24,575.64	19.76	9.50	55.98	0.90%	0.22%	11.04%	12.05%	11.68%
Leveraged All
Cap Portfolio	1,349,211	–	134,929.26	6,735.28	24,968.33	8.88	9.29	3.54	0.90%	0.22%	13.42%	14.47%	14.13%
Small
Capitalization
Portfolio	10,019,725	–	750,611.80	18,085.98	8,529.08	12.57	11.09	45.27	0.90%	0.22%	15.83%	16.82%	16.52%
American Century Variable Portfolios
Income &
Growth
Portfolio	5,412,905	1.94%	283,011.53	41,767.48	175,652.52	12.30	13.02	7.90	0.90%	0.22%	3.71%	4.65%	4.25%
Inflation
Protection
Portfolio	1,452,661	4.39%	124,440.40	5,172.13	62,873.52	10.66	10.82	1.12	0.90%	0.22%	0.93%	1.78%	1.25%
International
Portfolio	2,322,154	0.80%	176,818.94	5,736.79	–	12.71	12.91	–	0.90%	0.22%	12.22%	13.21%	–
Ultra
Portfolio	102,323	–	6,320.98	2,999.58	–	10.93	11.09	–	0.90%	0.22%	1.25%	2.21%	–
Value
Portfolio	10,386,280	0.82%	452,544.11	50,755.33	136,553.05	17.52	16.81	11.77	0.90%	0.22%	4.13%	5.06%	4.68%
Vista
Portfolio	2,118,951	–	177,627.79	4,730.00	–	11.62	11.79	–	0.90%	0.22%	7.15%	8.17%	–
Dreyfus Variable Investment Fund
Appreciation
Portfolio	1,947,303	0.01%	177,936.62	3,901.65	–	10.71	10.87	–	0.90%	0.22%	3.44%	4.39%	–
Developing
Leaders
Portfolio	33,235	–	2,555.34	340.10	–	11.46	11.63	–	0.90%	0.22%	4.83%	–	–
Quality Bond
Portfolio	108,025	3.37%	8,846.22	1,311.44	–	10.61	10.77	–	0.90%	0.22%	1.57%	–	–
Socially
Responsible
Growth Fund	328,747	–	38,682.66	1,626.41	13,040.72	7.30	7.64	2.61	0.90%	0.22%	2.64%	3.64%	3.10%
Franklin Templeton Variable Insurance Products Trust
Foreign
Securities
Fund	2,618,471	1.07%	194,715.70	12,301.93	–	12.64	12.83	–	0.90%	0.22%	9.22%	10.20%	–
Mutual Shares
Securities
Fund	579,114	0.72%	45,725.45	2,272.95	–	12.06	12.24	–	0.90%	0.22%	9.61%	10.55%	–
Real Estate
Fund	1,170,255	1.14%	68,188.72	8,057.19	–	15.32	15.55	–	0.90%	0.22%	12.43%	–	–
Small Cap
Fund	87,995	–	7,080.48	622.52	–	11.41	11.58	–	0.90%	0.22%	3.82%	4.81%	–
Small Cap
Value
Securities
Fund	548,633	0.68%	37,336.77	4,847.77	–	12.98	13.18	–	0.90%	0.22%	7.83%	8.73%	–

(c)	On July 1, 2005, AIM Health Sciences Fund was renamed AIM Global Health Care Fund.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS (continued)
		For the Year							For the Year
		Ended							Ended
	At December 31,	December							December 31,		For the Year Ended
	2005	31, 2005		At December 31, 2005					2005		December 31, 2005
									Expense
				Units			Units Value		Ratio**		Total Return***
VT =
VariTrak
Product
EP = Estate
Provider
Product
BP = Benefit		Investment
Provider		Income
Product	Net Assets	Ratio*	VT	EP	BP	VT	EP	BP	VT BP		VT	EP	BP

JP Morgan Series Trust II
International
Equity
Portfolio	2,789,753	0.80%	196,854.63	21,013.44	12,621.61	12.02	11.98	13.56	0.90%	0.22%	28.72%	30.98%	30.14%
Small
Company
Portfolio	1,799,011	–	89,983.76	24,620.67	3,354.63	15.50	13.81	19.13	0.90%	0.22%	29.17%	31.53%	30.68%
Morgan Stanley Universal Institutional Funds
Core Plus
Fixed Income
Portfolio	105,144	3.47%	–	–	71,687.88	–	–	1.47	0.90%	0.22%	–	–	4.02%
Emerging
Markets
Equity
Portfolio	105,434	0.38%	–	–	61,080.94	–	–	1.73	0.90%	0.22%	–	–	33.81%
High Yield
Portfolio	80,953	7.55%	–	–	73,082.64	–	–	1.11	0.90%	0.22%	–	–	0.70%
US Real
Estate
Portfolio	262,823	1.16%	–	–	94,981.87	–	–	2.77	0.90%	0.22%	–	–	16.75%
Neuberger Berman Advisors Management Trust
Fasciano
Portfolio	1,634,588	–	140,636.74	5,274.71	–	11.20	11.37	–	0.90%	0.22%	1.97%	2.85%	–
Limited
Maturity
Portfolio	2,016,030	3.00%	195,123.95	5,268.51	–	10.06	10.21	–	0.90%	0.22%	0.56%	1.47%	–
Mid Cap
Growth
Portfolio	57,580	–	4,185.22	232.28	–	13.02	13.22	–	0.90%	0.22%	12.76%	–	–
Partners
Portfolio	3,050,824	0.92%	148,605.68	42,069.13	11,178.49	14.50	14.11	27.04	0.90%	0.22%	16.95%	18.06%	17.67%
Scudder
Variable
Series II
Dreman High
Return Equity
Portfolio	261,608	0.51%	21,752.47	32.12	–	12.01	12.19	–	0.90%	0.22%	6.55%	–	–
Dreman
Small Cap
Value
Portfolio	946,411	0.37%	68,791.19	3,840.40	–	13.02	13.22	–	0.90%	0.22%	8.77%	9.77%	–
Scudder VIT Funds
EAFE Equity
Index Fund	–	4.10%	–	–	–	–	–	–	0.90%	0.22%	–	–	–
Equity 500
Index Fund	1,503,234	1.32%	–	–	109,140.40	–	–	13.77	0.90%	0.22%	–	–	4.34%
Small Cap
Index Fund	253,258	0.61%	–	–	15,286.73	–	–	16.57	0.90%	0.22%	–	–	3.93%
Sentinel Variable Products Trust
Balanced
Fund	4,730,589	2.29%	214,292.89	65,595.74	4,392.58	17.54	13.40	20.92	0.90%	0.22%	4.68%	5.68%	5.29%
Bond Fund	5,449,949	4.46%	302,015.86	41,671.01	4,945.99	15.75	14.84	14.99	0.90%	0.22%	0.98%	1.89%	1.56%
Common
Stock Fund	29,115,553	1.17%	1,383,478.15	70,832.70	19,476.76	20.17	13.59	13.10	0.90%	0.22%	6.69%	7.68%	7.29%
Growth Index
Fund	1,201,338	0.92%	133,454.67	3,520.11	127,126.91	8.00	8.37	0.82	0.90%	0.22%	2.13%	2.95%	2.66%
Mid Cap
Growth Fund	11,020,464	–	462,998.94	66,907.14	49,889.47	20.28	13.84	14.14	0.90%	0.22%	2.83%	3.77%	3.44%
Money
Market Fund	17,795,631	2.75%	750,957.47	118,927.50	5,504,282.89	12.94	12.66	1.19	0.90%	0.22%	1.93%	2.87%	2.52%
Small
Company
Fund	17,754,345	0.09%	420,901.77	64,104.49	84,426.42	34.79	24.49	18.25	0.90%	0.22%	7.25%	8.23%	7.87%

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS (continued)
	For the Year								For the Year
		Ended							Ended
	At December 31,	December							December 31,	For the Year Ended
	2005	31, 2005		At December 31, 2005					2005	December 31, 2005
									Expense
				Units			Units Value		Ratio**	Total Return***
VT =
VariTrak
Product
EP = Estate
Provider
Product
BP = Benefit		Investment
Provider		Income
Product	Net Assets	Ratio*	VT	EP	BP	VT	EP	BP	VT BP	VT	EP	BP

T Rowe Price Equity Series
Blue Chip
Growth
Portfolio	3,199,506	0.14%	269,838.87	12,340.24	–	11.33	11.50	–	0.90% 0.22%	13.31%	15.02%	–
Equity
Income
Portfolio	377,672	1.38%	29,966.89	2,664.16	–	11.56	11.73	–	0.90% 0.22%	15.60%	17.34%	–
Health
Sciences
Portfolio	727,010	–	57,255.74	5,033.21	–	11.66	11.83	–	0.90% 0.22%	16.57%	18.33%	–
Variable Insurance Product Funds
Contrafund
Portfolio	13,500,821	0.27%	511,505.00	74,547.95	–	23.75	18.18	–	0.90% 0.22%	32.66%	35.03%	–
Equity
Income
Portfolio	13,836,635	1.62%	308,650.99	22,254.18	–	43.92	12.66	–	0.90% 0.22%	15.97%	18.02%	–
Growth
Portfolio	17,512,332	0.49%	391,167.50	131,482.11	–	40.63	12.33	–	0.90% 0.22%	7.42%	9.36%	–
High Income
Portfolio	5,842,145	14.87%	188,606.84	57,321.68	–	27.97	9.89	–	0.90% 0.22%	10.55%	12.56%	–
Index 500
Portfolio	47,558,614	1.75%	1,275,070.55	622,351.15	–	31.29	12.31	–	0.90% 0.22%	13.91%	15.92%	–
Investment
Grade Bond
Portfolio	6,771,097	3.38%	406,594.47	61,846.15	360,921.86	13.09	13.70	1.66	0.90% 0.22%	4.81%	6.71%	6.04%
Mid Cap
Portfolio	1,731,568	–	114,317.96	5,614.66	–	14.43	14.64	–	0.90% 0.22%	44.28%	46.45%	–
Overseas
Portfolio	13,269,426	0.62%	421,466.58	76,305.21	317,960.47	27.46	12.22	2.40	0.90% 0.22%	32.86%	35.32%	34.68%
Wells Fargo Variable Trust Funds
Discovery (d)	7,498,810	–	474,171.08	49,407.92	32,164.89	13.03	14.25	19.19	0.90% 0.22%	8.66%	9.59%	9.24%
Opportunity
(d)	4,216,288	–	183,192.87	30,870.56	13,715.02	17.33	17.03	37.60	0.90% 0.22%	6.91%	7.86%	7.53%

(d)	In 2005, Wells Fargo acquired assets from Strong Financial Corporation which became part of the Wells Fargo Variable Trust Funds.
*

These amounts represent dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management f average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either throug of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the

**

These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indic that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlyin

***

These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the re These ratios do not include any expenses assessed through the redemption of units.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company) NOTES TO THE FINANCIAL STATEMENTS (continued) NOTE 8 - FUND SUBSTITUTIONS

There have been no fund substitutions in the years 2005, 2006, 2007, 2008 or 2009.

NOTE 9 - DISTRIBUTION OF NET INCOME

The Variable Account does not expect to declare dividends to policyholders from accumulated net income. The accumulated net income will be distributed to policyholders as withdrawals (in the form of death benefits, surrenders or policy loans) in excess of the policyholders' net contributions to the Variable Account.

NOTE 10 - DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code (“IRC”), a variable universal life insurance contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a variable universal life insurance contract for federal income tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The IRC provides that the adequately diversified requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

National Life believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

NOTE 11 – ACCOUNTING PRINCIPLES (ADOPTED)

FASB Accounting Standards Codification

In June 2009, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 168, “The FASB Accounting Standards Codification ™ and the Hierarchy of Generally Accepted Accounting Principles” (“SFAS 168”). This standard identifies the sources of accounting principles and the framework for selecting the principles used in the preparation of financial statements that are presented in conformity with U.S. GAAP. The Statement establishes the FASB Accounting Standards Codification (“Codification”) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with GAAP. Codification does not create new accounting and reporting guidance rather it reorganizes GAAP pronouncements into approximately 90 topics within a consistent structure. All guidance contained in the Codification carries an equal level of authority. Relevant portions of authoritative content, issued by the Security and Exchange Commission (“SEC”), for SEC registrants, have been included in the Codification. After the effective date of this Statement, all non-grandfathered, non-SEC accounting literature not included in the Codification is superseded and deemed non-authoritative. This Statement is effective for financial statements issued for interim and annual periods ending after September 15, 2009. National Life has adopted SFAS 168 will update all disclosures to reference Codification.

Fair Value

In September 2006, the FASB issued Accounting Standards Codification (“ASC”) 820, “Fair Value Measurements and Disclosures”. ASC 820 defines fair value, establishes a consistent framework for measuring fair value, establishes a three-level fair value hierarchy based on the observability of inputs used to measure fair value, and requires enhanced disclosures about fair value measurements. National Life adopted ASC 820 on January 1, 2008 and applied the provisions prospectively to financial assets that are required to be measured at fair value under existing U.S. GAAP. The adoption resulted in additional disclosures as required by the pronouncement but no change in our fair value calculation methodologies. Accordingly, the adoption had no impact on our financial condition or results of operations.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT (A Separate Account of National Life Insurance Company) NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 11 – ACCOUNTING PRINCIPLES (ADOPTED) (continued)

ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. ASC 820 also establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

Level 1-Quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2-Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data for substantially the full term of the asset.

Level 3-Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity’s own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

The fair values of all the investments in the respective Fund Portfolios listed above, are at net asset values and the investments are considered actively traded and fall within Level 1.

Subsequent Events

In May 2009, the FASB issued an accounting standard intended to establish general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. In particular, this accounting standard requires companies to disclose the date through which they have evaluated subsequent events and the basis for that date, as to whether it represents the date the financial statements were issued or were available to be issued. It also provides guidance regarding circumstances under which companies should and should not recognize events or transactions occurring after the balance sheet date in their financial statements. This accounting standard also includes disclosure requirements for certain events and transactions that occurred after the balance sheet date, which were not recognized in the financial statements. This accounting standard is effective for interim and annual periods ending after June 15, 2009. National Life adopted this accounting standard in the second quarter of 2009. The adoption of this accounting standard, which was subsequently codified into ASC Topic 855, “Subsequent Events,” had no material impact on the Separate Account’s operations or net assets.

NLV Financial Corporation and Subsidiaries Financial Statements December 31, 2009 and 2008

NLV FINANCIAL CORPORATION AND SUBSIDIARIES
Index
December 31, 2009 and 2008

Page(s)
Report of Independent Auditors	F-154
Consolidated Financial Statements
Consolidated Balance Sheets	F-155
Consolidated Statements of Operations	F-156
Consolidated Statements of Changes in Stockholder’s Equity	F-157
Consolidated Statements of Cash Flows	F-158
Notes to Consolidated Financial Statements	F-159-F-210

Report of Independent Auditors

To the Board of Directors and Stockholder of NLV Financial Corporation:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of operations, changes in stockholder's equity and cash flows present fairly, in all material respects, the financial position of NLV Financial Corporation and its subsidiaries (the Company) at December 31, 2009 and 2008, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2009 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 3 to the consolidated financial statements, the Company changed its method of accounting for fair value measurement on January 1, 2008.

February 25, 2010

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

	as of December 31,
(in thousands)	2009		2008
Assets:
Cash and investments:
Available-for-sale debt securities	$ 11,503,503	$ 9,036,202
Available-for-sale debt securities on loan	132,644		119,254
Total available-for-sale debt securities	11,636,147		9,155,456

Available-for-sale equity securities	92,170		86,908
Trading equity securities	18,908		15,714
Mortgage loans on real estate	1,591,438		1,676,877
Policy loans	718,756		719,251
Real estate investments	24,698		15,653
Securities lending invested collateral	46,838		81,440
Derivatives	701,249		112,059
Other invested assets	254,577		255,841
Short term investments	243,055		96,327
Cash	272,488		51,660
Total cash and investments	15,600,324		12,267,186

Deferred policy acquisition costs	1,055,829		1,414,078
Accrued investment income	162,647		147,640
Premiums and fees receivable	23,672		23,774
Deferred income taxes	16,594		229,216
Amounts recoverable from reinsurers	160,219		142,775
Present value of future profits of insurance acquired	35,321		37,775
Property and equipment, net	52,728		50,912
Federal income tax recoverable		-	31,324
Other assets	212,000		199,715
Goodwill and intangibles	53,411		56,178
Separate account assets	697,809		609,236
Total assets	$ 18,070,554	$ 15,209,809

Liabilities:
Policy liabilities:
Policy benefit liabilities	$ 4,648,474	$ 4,670,993
Policyholder account liabilities	9,222,206		7,817,806
Policyholders’ deposits	74,144		65,321
Policy claims payable	52,907		47,269
Policyholders’ dividends	141,505		51,352
Total policy liabilities	14,139,236		12,652,741

Amounts payable to reinsurers	21,492		17,419
Securities lending payable	135,325		121,695
Derivatives	462,543		71,652
Other liabilities and accrued expenses	360,082		164,350
Pension and other post-retirement benefit obligations	200,776		217,421
Federal income tax payable	381		-
Debt	487,838		294,747
Separate account liabilities	697,809		609,236
Total liabilities	$ 16,505,482	$ 14,149,261

Stockholder’s Equity:
Class A common stock, 2,000 shares authorized, no shares	–		–
issued and outstanding
Class B common stock, par value of $0.01, 1,001 shares	–		–
authorized, 100 shares issued and outstanding
Preferred stock, 500 shares authorized, no shares issued and	–		–
outstanding
Retained earnings	1,556,153		1,483,880
Accumulated other comprehensive income	8,919		(423,332)
Total stockholder’s equity	1,565,072		1,060,548
Total liabilities and stockholder’s equity	$ 18,070,554	$ 15,209,809

The accompanying notes are an integral part of these financial statements.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

	For the years ended December 31,
(in thousands)	2009	2008	2007

Revenues:
Insurance premiums	$ 308,993	$ 322,470	$ 322,328
Policy and contract charges	228,493	210,113	178,770
Net investment income	929,356	575,766	758,058
Net realized investment losses	(24,128)	(105,994)	(4,953)
Change in value of trading equity securities	3,592	(7,650)	847
Mutual fund commissions and fee income	92,688	98,837	104,017
Other income	18,328	19,659	21,800

Total revenues	1,557,322	1,113,201	1,380,867

Benefits and Expenses:
Increase in policy liabilities	12,268	45,105	29,717
Policy benefits	427,218	406,068	411,267
Policyholders' dividends and dividend obligations	122,282	113,798	111,097
Interest credited to policyholder account liabilities	443,476	108,679	274,928
Operating expenses	185,026	168,655	169,600
Interest expense on debt	26,814	21,666	21,944
Business acquisition expenses and amortization of
present value of future profits, net	238,603	241,710	198,994

Total benefits and expenses	1,455,687	1,105,681	1,217,547

Income before income taxes	101,635	7,520	163,320

Income tax expense (benefit)	29,362	(7,840)	48,101

Net Income	$ 72,273	$ 15,360	$ 115,219

The accompanying notes are an integral part of these financial statements.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER’S EQUITY

	Class A Class B Preferred			Retained	Accumulated	Total
	Common Common		Stock	Earnings	Other
	Stock	Stock			Comprehensive
					Income
(in thousands)
January 1, 2007	–	–	–	$ 1,355,437	$ 24,116	$ 1,379,553

Cumulative effect of adoption of
FIN 48	–	–	–	(152)	–	(152)

Comprehensive income:
Net income	–	–	–	115,219	–	115,219
Change in unrealized gains on available-for-sale
securities, net	–	–	–	–	(9,464)	(9,464)
Change in cash flow hedge on debt issuance, net
	–	–	–	–	34	34
Change in additional minimum pension liability, net,
prior to adoption of SFAS No. 158
	–	–	–	–	11,263	11,263
Total comprehensive income						117,052

Adjustments for adoption of SFAS No. 158
Establishment of liability, net	–	–	–	–	(18,033)	(18,033)
Reduction of additional minimum pension liability,
net	–	–	–	–	9,898	9,898

December 31, 2007	–	–	–	1,470,504	17,814	1,488,318

Cumulative effect of SFAS 158 measurement date	–	–	–
adjustment				(1,984)	–	(1,984)

Comprehensive income:
Net income	–	–	–	15,360	–	15,360
Change in unrealized gains on available-for-sale
securities, net	–	–	–	–	(404,865)	(404,865)
Change in cash flow hedge on debt issuance, net
	–	–	–	–	34	34
Change in SFAS 158 liability, net	–	–	–	–	(36,315)	(36,315)
Total comprehensive income						(425,786)

December 31, 2008	–	–	–	1,483,880	(423,332)	1,060,548

Comprehensive income:
Net income	–	–	–	72,273	–	72,273
Change in unrealized gains on available-for-sale
securities, net	–	–	–	–	421,269	421,269
Change in cash flow hedge on debt issuance, net	–	–	–	–	34	34
Change in ASC 715 liability, net	–	–	–	–	10,948	10,948
Total comprehensive income						504,524

December 31, 2009	$ –	$ –	$ –	$ 1,556,153	$ 8,919	$ 1,565,072

The accompanying notes are an integral part of these financial statements.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
	For the years ended December 31,
	2009	2008	2007
		(in thousands)
Cash Flows from Operating Activities:
Net income	$ 72,273	$ 15,360	$ 115,219
Adjustments to reconcile net income to net cash provided by
operating activities:
Provision for deferred income taxes	(20,129)	12,193	6,411
Interest credited to policyholder account liabilities	443,476	108,679	274,928
Amortization of deferred policy acquisition costs	166,385	160,675	118,168
Policy and contract charges	(228,493)	(210,113)	(178,770)
Net realized investment losses	24,128	105,994	4,953
Net option (gains) losses	(129,372)	197,184	(1,959)
Market value change on corporate owned life insurance policies	(5,477)	(3,388)	(5,706)
Change in present value of future profits of insurance acquired	2,455	4,974	6,172
Depreciation	9,033	7,867	6,941
Allowance for doubtful mortgages	10,160	–	–
Other	(4,280)	(22,674)	10,755
Changes in assets and liabilities:
Accrued investment income	(15,007)	(7,742)	(9,187)
Policy acquisition costs	(265,083)	(236,105)	(184,572)
Policy benefit liabilities	45,372	24,872	35,585
Other assets and liabilities	112,620	67,992	12,092
Net cash provided by operating activities	218,061	225,768	211,030
Cash Flows from Investing Activities:
Proceeds from sales, maturities and repayments of investments	5,553,192	1,917,642	2,261,479
Cost of investments acquired	(6,783,753)	(2,833,440)	(3,030,297)
Change in policy loans	495	(12,973)	(10,155)
Change in short term investments	(146,728)	(3,724)	162,505
Change in securities lending invested collateral	34,602	153,251	23,512
Other	2,767	(43,345)	(16,895)
Net cash used by investing activities	(1,339,425)	(822,589)	(609,851)

Cash Flows from Financing Activities:
Policyholders' deposits	1,899,531	1,548,519	1,125,012
Policyholders' withdrawals	(768,950)	(835,274)	(737,843)
Change in securities lending payable	13,630	(148,232)	(116,118)
Proceeds from debt issuance	200,000	–	–
Debt retirement	(3,842)	–	–
Change in other deposits	1,823	280	6,356
Net cash provided by financing activities	1,342,192	565,293	277,407

Net Increase (Decrease) in Cash	220,828	(31,528)	(121,414)
Cash:
Beginning of year	51,660	83,188	204,602
End of year	$ 272,488	$ 51,660	$ 83,188

The accompanying notes are an integral part of these financial statements.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 – NATURE OF OPERATIONS

NLV Financial Corporation (“NLVF”) and its subsidiaries and affiliates (the “Company”) offer a broad range of financial products and services, including life insurance, annuities, mutual funds, and investment advisory and administrative services. The flagship Company of the organization, National Life Insurance Company (“National Life”), was chartered in 1848. The Company employs approximately 900 people, primarily concentrated in Montpelier, Vermont and Dallas, Texas. Between 1996 and 1999, National Life purchased all of the voting stock of Life Insurance Company of the Southwest (“LSW”), a Texas domiciled stock life insurer and the sole subsidiary of National Life. National Life, together with LSW, make up NLVF’s insurance operations.

On January 1, 1999, pursuant to a mutual holding Company reorganization, National Life converted from a mutual to a stock life insurance Company. All of National Life’s outstanding shares are currently held by its parent, NLVF, which is a wholly-owned subsidiary of National Life Holding Company (“NLHC”). NLHC and its subsidiaries are collectively known as the National Life Group. NLHC currently has no assets, liabilities or operations other than that related to its ownership of NLVF's common stock class B shares outstanding. NLVF has assets and operations primarily related to the issuance of debt. For additional information, see Note 11. Under the terms of the reorganization, NLHC must always hold a majority of the voting shares of NLVF.

In 2009, the Company formed a wholly owned subsidiary called National Life Real Estate Holdings, LLC, (NLREH), a limited liability company. NLREH operations consist primarily of management and operation of other real estate owned. Upon formation, the Company contributed cash, real estate, and mortgage related assets worth approximately $20.9 million to NLREH in return for a 100% ownership interest in NLREH. Additionally in 2009 National Life sold real estate mortgages plus accrued interest with a fair value of $8.3 million to NLREH. As of December 31, 2009, NLREH had assets with an amortized cost of $20.1 million. All transactions between NLREH and subsidiaries of the Company are eliminated in consolidation.

The Company’s insurance operations develop and distribute individual life insurance and annuity products. The Company markets this diverse product portfolio to small business owners, professionals, and other middle to upper income individuals. The Company provides financial solutions in the form of estate, business succession and retirement planning, deferred compensation and other key executive benefit plans, and asset management services. Insurance and annuity products are primarily distributed through twenty-two general agencies in major metropolitan areas and a system of marketing general agents and independent marketing organizations throughout the United States of America. The Company has in excess of 550,000 policyholders and is licensed to do business in all 50 states and the District of Columbia through its affiliates. About 27% of the Company’s total collected premiums and deposits are from residents of the states of New York and California.

Through Sentinel Asset Management, Inc. (“SAMI”) and its subsidiaries and affiliates, the Company also distributes and provides investment advisory and administrative services to the Sentinel Group Funds, Inc. (“Sentinel Funds”). The Sentinel Funds’ $7.2 billion of net assets represent fifteen mutual funds managed on behalf of about 271,000 individual, corporate, and institutional shareholders worldwide.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation and Principles of Consolidation

The Company’s consolidated financial statements have been prepared on the basis of United States generally accepted accounting principals (“U.S. GAAP). Preparing financial statements in conformity with U.S. GAAP requires the Company to make estimates and assumptions that affect reported amounts and related disclosures. Actual results could differ from those estimates.

The consolidated financial statements of the Company include the accounts of NLVF and its direct and indirect subsidiaries. Material intercompany transactions and balances have been eliminated in consolidation.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued) NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued) Basis of Presentation and Principles of Consolidation (continued)

Certain reclassifications have been made to conform prior periods to the current year’s presentation.

Use of Estimates

The preparation of U.S. GAAP financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining estimated gross profits used in the valuation and amortization of assets and liabilities associated with variable annuity and universal life-type contracts; valuation of investments and derivative instruments, evaluation of other-than-temporary impairments on available-for-sale securities; and litigation and regulatory contingencies. Certain of these estimates are particularly sensitive to market conditions, and deterioration and/or volatility in the debt or equity markets could have a material impact on the consolidated financial statements.

Subsequent Events

The Company has evaluated events subsequent to December 31, 2009 and through the consolidated financial statement issuance date of March 8, 2010. The Company has not evaluated subsequent events after the issuance date for presentation in these consolidated financial statements.

Cash

Cash is made up of unrestricted cash and restricted cash components. Restricted cash was $73.7 million and $23.1 million associated with securities lending collateral for the years ended December 31, 2009 and 2008, respectively.

Investments

Available-for-sale debt and equity securities are reported at estimated fair value. When determining estimated fair value, the Company utilizes observable market inputs and considers available data from third party pricing agencies, independent brokers and pricing matrices. Publicly available prices are used whenever possible. In the event that publicly available pricing is not available, the securities are submitted to independent brokers for pricing, or they are valued using a pricing matrix that maximizes the use of observable inputs that include, but are not limited to reported trades, benchmark yields, issuer spreads, bids, offers and or estimated cash flows. The Company periodically performs an analysis on prices received from third parties to ensure that the price represents a reasonable estimate of fair value. This process includes quantitative and qualitative analysis and is performed by the Company’s investment professionals.

The evaluation of securities for impairment is a quantitative and qualitative process, which is subject to risks and uncertainties and is intended to determine whether declines in fair value of investments should be recognized in current period earnings. The risks and uncertainties include changes in general economic conditions, the issuer’s financial condition and/or future prospects, the effects of changes in interest rates or credit spreads and the expected recovery period. The Company has a security monitoring process overseen by investment and accounting professionals that identifies securities due to certain quantitative characteristics. These identified securities are subjected to an enhanced analysis.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued) NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued) Investments (continued)

Recognition and Presentation of Other-Than-Temporary Impairments

In April 2009, the FASB updated the guidance related to the recognition and presentation of other-than-temporary impairments which modifies the recognition of other-than-temporary impairment (“impairment”) losses for debt securities. This new guidance is also applied to certain equity securities with debt-like characteristics (collectively “debt securities”). Under the new guidance, a debt security is deemed to be other-than-temporarily impaired if it meets the following conditions: 1) the Company intends to sell or it is more likely than not the Company will be required to sell the security before a recovery in value, or 2) the Company does not expect to recover the entire amortized cost basis of the security. If the Company intends to sell or it is more likely than not that the Company will be required to sell the security before a recovery in value, a charge is recorded in net realized capital losses equal to the difference between the fair value and amortized cost basis of the security. For those other-than-temporarily impaired debt securities which do not meet the first condition and for which the Company does not expect to recover the entire amortized cost basis, the difference between the security’s amortized cost basis and the fair value is separated into the portion representing a credit impairment, which is recorded in net realized capital losses, and the remaining impairment, which is recorded in OCI. Generally, the Company determines a security’s credit impairment as the difference between its amortized cost basis and its best estimate of expected future cash flows discounted at the security’s effective yield prior to impairment. The remaining non-credit impairment, which is recorded in OCI, is the difference between the security’s fair value and the Company’s best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment. The remaining non-credit impairment typically represents current market liquidity and risk premiums. The previous amortized cost basis less the impairment recognized in net realized capital losses becomes the security’s new cost basis. Prior to the adoption of this accounting guidance, the Company recorded the entire difference between the fair value and cost or amortized cost basis of the security in net realized capital losses unless the Company could assert the intent and ability to hold the security for a period sufficient to allow for recovery of fair value to its amortized cost basis.

Debt securities that are in an unrealized loss position, are reviewed at least annually to determine if an other-than-temporary impairment is present based on certain quantitative and qualitative factors. The primary factors considered in evaluating whether a decline in value is other-than-temporary include: (a) the length of time and extent to which the fair value has been less than cost or amortized cost and the expected recovery period of the security, (b) the financial condition, credit rating and future prospects of the issuer, (c) whether the debtor is current on contractually obligated interest and principal payments, (d) the intent and ability of the Company not to sell the investment prior to anticipated recovery, and (e) the payment structure of the security.

The securities identified through this process are then reviewed to determine whether a portion of the decline is a credit related impairment. The Company’s best estimate of future cash flows involves assumptions including, but not limited to, various performance indicators, such as historical and projected default and recovery rates, credit ratings, current delinquency rates, loan-to-value ratios and the possibility of obligor re-financing. In addition, for securitized debt securities, the Company considers factors including, but not limited to, commercial and residential property value declines that vary by property type and location and average cumulative collateral loss rates that vary by vintage by vintage year. These assumptions require the use of significant management judgment and include the probability of issuer default and estimates regarding timing and amount of expected recoveries which may include estimating the underlying collateral value. In addition, projections of expected future debt security cash flows may change based upon the new information regarding the performance of the issuer and/or underlying collateral such as changes in the projections of the underlying property value estimates.

Estimating the underlying future cash flows is a quantitative and qualitative process that incorporates information received from third-party sources along with certain internal assumptions and judgments regarding the future performance of the underlying collateral. Where possible, this data is benchmarked against third-party sources.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Investments (continued)

Recognition and Presentation of Other-Than-Temporary Impairments (continued)

This guidance does not impact the evaluation for impairment for equity securities. For those equity securities where the decline in the fair values is deemed to be other-than-temporary, a charge is recorded in net realized capital losses equal to the difference between the fair value and cost basis of the security. The primary factors considered in evaluating whether an impairment exists for an equity security include, but are not limited to: (a) the length of time and extent to which the fair value has been less than the cost of the security, (b) changes in the financial condition, credit rating and near-term prospects of the issuer, (c) whether the issuer is current on contractually obligated payments and (d) the intent and ability of the Company not to sell the investment prior to anticipated recovery.

Based on this evaluation, during 2009, the Company concluded $61.9 million of unrealized losses on available-for-sale securities were other-than-temporarily impaired and as of December 31, 2009, the Company’s unrealized losses on available-for-sale securities of $303.3 million were temporarily impaired.

Trading equity securities are reported at estimated fair value. Realized and unrealized (losses) gains on trading equity securities are included in change in value of trading equity securities.

Mortgage loans on real estate are carried at amortized cost less an allowance for estimated uncollectible amounts, except impaired loans, which are measured at the present value of expected future cash flows, or alternatively, fair value of the collateral. Changes in valuation allowances are recognized in net investment income. For the years ended December 31, 2009 and 2008, the Company increased the reserve for valuation allowances by $10.2 million. The total valuation reserve as of December 31, 2009 was $10.2 million. No reserve for valuation allowance existed at December 31, 2008.

Mortgage Loan Valuation Allowances

Mortgage loans are considered to be impaired when management estimates that based upon current information and events, it is probable that the Company will be unable to collect amounts due according to the contractual terms of the loan agreement. Criteria used to determine if an impairment exists include, but are not limited to: current and projected macroeconomic factors, as well as rental rates, occupancy levels, delinquency rates and property values, and debt service coverage ratios. These assumptions require the use of significant management judgment and include the probability and timing of borrower default and loss frequency and severity estimates. In addition, projections of expected future cash flows may change based upon new information regarding the performance of the borrower and/or underlying collateral such as changes in the projections of the underlying property value estimates.

For mortgage loans that are deemed impaired, a valuation allowance is established for the difference between the carrying amount and the Company’s share of either (a) the present value of the expected future cash flows discounted at the loan’s original effective interest rate, (b) the loan’s observable market price or (c) the fair value of the collateral. Additionally, a loss contingency valuation allowance is established for estimated probable credit losses on certain homogenous groups of loans. Changes in valuation allowances are recorded in net investment income. Interest income on an impaired loan is accrued to the extent it is deemed collectable and the loan continues to perform under its original or restructured terms. Interest income on defaulted loans is recognized when received.

Policy loans are reported at their unpaid balance and are fully collateralized by related cash surrender values.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued) NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued) Investments (continued)

Mortgage Loan Valuation Allowances (continued)

Real estate investments held for investment purposes are reported at depreciated cost. Real estate acquired in satisfaction of debt is generally held for investment and is transferred to real estate at the lower of cost or estimated fair value. In establishing real estate reserves, the Company considers, among other things, the estimated fair value of the real estate compared to depreciated cost.

Limited Partnerships

Investments in limited partnerships are included in other invested assets. Partnerships for which the Company’s ownership percentage is below 3% are carried at estimated fair value. The Company obtains the fair value of these investments generally from net asset value information provided by the general partner or manager of the investments, the financial statements of which generally are audited annually. Impairments are recorded in net realized investment gains and losses if future earnings are projected to be less than the carrying value of the investment. Changes in the fair value of limited partnerships are included in change in unrealized gains and losses on available-for-sale securities, net of related deferred income taxes. Limited partnerships for which the Company’s ownership is 3% or greater are accounted for using the equity method. Under the equity method, changes in the Company’s partnership account value are recognized in net investment income.

Investments in limited partnerships are reviewed at least annually to determine if a decline in fair value is other than temporary in nature. The selection of partnership investments to review for other than temporary declines is qualitative and quantitative in nature and based on many factors including the severity and duration of the decline as well as qualitative information about the underlying investments. If a decline in fair value of a limited partnership is determined to be other than temporary, the value of the investment shall be reduced to its net realizable value, which becomes its new cost basis, through current period earnings. To determine net realizable value, NL Group, among other things, will review the underlying assets of the fund or partnership to determine what the realizable value will be, which requires significant management judgment.

Long options and futures contracts are included in other invested assets and carried at estimated fair value. Short options contracts are included in other liabilities and accrued expenses and carried at estimated fair value. The estimated fair values of derivatives are based on independent broker pricing quotes when data is not publicly available. Changes in fair value are reflected in the statements of operations as a component of net realized investment gains (losses).

Investments in affordable housing tax credit limited partnerships are included in other invested assets and are amortized using the effective yield method within net investment income.

Realized investment gains (losses) are recognized using the specific identification method and are reported as net realized investment gains (losses). Changes in the estimated fair values of available-for-sale debt and equity securities are reflected in other comprehensive income after adjustments for related deferred policy acquisition costs, present value of future profits of insurance acquired, policyholder dividend obligations, and deferred income taxes.

Short term investments are carried at amortized cost which approximates fair value. These short term investments include highly liquid debt instruments purchased with remaining maturities of three months or less. Restricted short term investments were $178.1 million and $9.5 million associated with collateral assigned to purchased options at December 31, 2009 and 2008, respectively.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued) NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued) Policy Acquisition Expenses

Commissions and other costs of acquiring business that vary with and are primarily attributable to the production of new business are generally deferred. Deferred policy acquisition costs for participating life insurance, universal life insurance, and investment-type annuities are amortized in relation to estimated gross margins. Amortization is adjusted retrospectively for actual experience and when estimates of future gross margins are revised. Future gross margins may be revised due to changes in projected investment rates, mortality assumptions, expenses, contract lapses, withdrawals, and surrenders. Deferred policy acquisition costs for these products are adjusted for related unrealized (losses) gains on available-for-sale debt and equity securities (after deducting any related policyholder dividend obligations) through other comprehensive income, net of related deferred income taxes.

Deferred policy acquisition costs for non-participating term life insurance and disability income insurance are amortized in relation to premium income using assumptions consistent with those used in computing policy benefit liabilities.

A significant assumption in projecting estimated gross profits for universal life and annuity contracts is the difference between the earned interest rate and the credited interest rate. Another significant assumption is the rate of investment return on the assets held in variable product separate accounts. Gross profits for the variable life and variable annuity products in these separate accounts include charges assessed based on separate account asset levels.

For internal replacements the Company determines whether the new contract has substantially changed from the old contract based on certain criteria such as whether the change requires additional underwriting, pricing that was not contemplated in the original contract or significant benefit changes. If the Company determines that the contract has substantially changed the deferred acquisition costs related to the original contract are amortized off in accordance with the guidance.

In 2009, the Company updated certain actuarial assumptions related to surrender rates, resulting in a decrease of $3.2 million in deferred policyholder acquisition costs. In 2009, the Company also updated certain actuarial assumptions related to investment income and expenses, resulting in an increase of $0.7 million in deferred policyholder acquisition costs.

In 2008, the Company updated certain actuarial assumptions including expenses, mortality and policyholder dividends underlying its closed block of traditional life business resulting in an increase of $0.6 million in deferred policyholder acquisition costs.

In 2007, the Company updated its assumptions related to the deferral of agent benefits, resulting in an additional $2.8 million of agent benefit costs being deferred in 2007. The Company also revised its utilization rate of free partial withdrawal assumption on annuity products resulting in increased amortization of $7.6 million in 2007. In addition, the Company revised its surrender and investment spread assumptions resulting in increased (decreased) amortization of $1.9 million and $(2.1) million, respectively, in 2007 on non-indexed life and annuity products.

The assumed rate of investment return on the assets held in variable product separate accounts (after deduction of fund fees and mortality and expense charges) was 7.75% in 2009 and 2008.

Present Value of Future Profits of Insurance Acquired

Present value of future profits of insurance acquired (“PVFP”) is the actuarially-determined present value of future projected profits from policies in force at the date of their acquisition, and is amortized in relation to the gross profits of those policies. Amortization is adjusted retrospectively for actual experience and when estimates of future profits are revised. The PVFP asset is also adjusted for related unrealized (losses) gains on available-for-sale debt and equity securities through other comprehensive

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued) NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued) Present Value of Future Profits of Insurance Acquired (continued)

income, net of related deferred income taxes. In 2009 and 2008, based on updated experience analysis of the annuity products, several assumptions were changed related to the calculation of PVFP, resulting in an increase to the PVFP asset of approximately $1.6 million and $3.2 million, respectively.

Goodwill and Other Intangible Assets

Goodwill, and other intangible assets with indefinite useful lives, are reviewed for impairment on an annual basis, or more frequently if circumstances indicate that a possible impairment has occurred. The assessment of impairment involves a two-step process whereby an initial assessment for potential impairment is performed, followed by a measurement of the amount of impairment, if any. Impairment testing is performed using the fair value approach, which requires the use of estimates and judgment, at the reporting unit level. The determination of a reporting unit’s fair value is based on management’s best estimate, which generally considers the market-based earning and revenue multiples of the unit’s peer companies or expected future cash flows. If the carrying value of a reporting unit exceeds its fair value, an impairment is recognized as a charge against income equal to the excess of the carrying value of goodwill or intangible asset over its fair value. No impairments were recorded in 2009 and 2008. Goodwill was $7.7 million and $8.3 million at December 31, 2009 and December 31, 2008, respectively, and was included in other assets. Total other intangible assets were $45.7 million and $47.9 million at December 1, 2009 and December 31, 2008, respectively, and was included in other assets. The goodwill and intangible assets were reduced in 2009 as the purchase price for several of the acquisitions were estimated based on certain assumptions about asset performance. The actual asset performance resulted in a decrease of the purchase price.

Property and Equipment

Property and equipment is reported at depreciated cost. Real property is primarily depreciated over 39.5 years using the straight-line method. Furniture and equipment is depreciated using the straight-line method over 7 years and 5 years, respectively.

Corporate Owned Life Insurance

The Company holds life insurance contracts on certain members of management and other key individuals. The total cash surrender value of these Corporate Owned Life Insurance (“COLI”) contracts was $172.5 million and $149.0 million at December 31, 2009 and 2008, respectively, and is included in other assets. Approximately 59% of the total COLI cash surrender value was held at declared interest, with the remainder held in segregated variable separate account funds at both December 31, 2009 and 2008.

COLI income includes the net change in cash surrender value and any benefits received. COLI income was $7.6 million, $3.6 million, and $5.7 million in 2009, 2008, and 2007, respectively, and is included in other income.

Separate Accounts

The Company maintains separate account assets, which are reported at fair value. Investments in separate accounts are directed by the policyholder and are segregated from other investments and investment gains and losses accrue directly to the policyholder who assumes the investment risk.

Separate account liabilities are reported in amounts consistent with separate account assets. Separate account liabilities are legally insulated from the general account liabilities of the insurance enterprise and all investment performance net of contract fees and assessments are passed through to the individual contract holder. Minimum guarantees related to separate account policies are included in policy liabilities. Separate account results relating to policyholders’ interests are excluded from the Company’s consolidated operations.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued) NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued) Policy Liabilities

Policy benefit liabilities for participating life insurance are developed using the net level premium method, with interest and mortality assumptions used in calculating policy cash surrender values. Participating life insurance terminal dividend reserves are accrued in relation to gross margins, and are included in policy benefit liabilities.

Policy benefit liabilities for non-participating life insurance, disability income insurance, and certain annuities are developed using the net level premium method with assumptions for interest, mortality, morbidity, and voluntary terminations. In addition, disability income policy benefit liabilities include provisions for future claim administration expenses.

Policyholder account liabilities for non-indexed life insurance (universal life products) and investment-type annuities represent amounts that inure to the benefit of the policyholders before surrender charges. Policyholder account balances for indexed life insurance and annuity liabilities consist of a combination of underlying account value and embedded derivative values. The underlying account value is primarily based on the initial deposit plus any interest credited. The embedded derivative component is based on the fair value of the contract’s expected participation in future increases in the S&P 500 or Russell 2000 indexes. The fair value of the embedded derivative component includes assumptions about future interest rates and interest rate structures, future costs for options used to hedge the contract obligations, and the level and limits on contract participation in any future increases in the S&P 500 or Russell 2000 indexes. With the adoption of Accounting Standards Codification 820, “Fair Value Measurements” (“ASC 820”), these methodologies were not changed, with the exception of incorporating an explicit risk margin for variance of policyholder behavior and the impact the Company’s own credit rating would have in the view of a market participant. In 2009, the Company revised its surrender rates on indexed annuity products resulting in a reduction of policyholder account liabilities of $3.4 million.

The guaranteed minimum interest rates for the Company’s fixed interest rate annuities range from 1.0% to 4.5%. The guaranteed minimum interest rates for the Company’s fixed interest rate universal life insurance policies range from 2.0% to 5.0%. These guaranteed minimum rates are before deduction for any policy administration fees or mortality charges.

Reserves are established, as appropriate, for separate account product guarantees. The most significant of these relates to a guaranteed minimum death benefit on variable annuities equal to the amount of premiums paid less prior withdrawals (regardless of investment performance). In addition, a policyholder less than seventy-six years of age may elect, at issue, to purchase an enhanced death benefit rider, which pays a benefit on death equal to the sum of the highest prior anniversary value and the net of premiums received and funds withdrawn since that date. Coverage from this rider ceases at age eighty. Guaranteed death benefits are reduced dollar-for-dollar for partial withdrawals, which increases the risk profile of this benefit. Partial withdrawals from policies issued after November 1, 2003, will use the pro-rata method. Policyholder partial withdrawals to date have not been significant. Separate account product guarantee reserves are calculated as a percentage of collected mortality and expense risk and rider charges, with the current period change in reserves reflected in policyholder benefits.

The Company offers various sales incentives including bonus interest credited on its annuity products at the point of sale, as well as higher interest crediting rates in the first policy year. The Company capitalizes and amortizes these incentives to the extent they are in excess of expected policy benefits and interest credits provided in renewal years. These incentives are amortized based on the underlying gross margins of the products, with amortization adjusted periodically to reflect actual experience. The Company capitalized sales inducement costs of $23.7 and $16.5 million and recorded net amortization of $9.4 and $4.3 million during 2009 and 2008, respectively. Sales inducement assets were $14.3 and $25.9 million at December 31, 2009 and 2008, respectively. The Company also offers persistency bonuses on certain products, whereby contract holders can receive additional interest credits by maintaining their policy inforce for predetermined durations. These additional interest credits are accrued ratably over the bonus period and

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued) NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued) Policy Liabilities adjusted for actual persistency. The Company accrued sales inducement liabilities of $0.4 million during both 2009 and 2008, and recorded net increases for amortization and unlocking of $2.2 and $0.2 million during 2009 and 2008, respectively. Sales inducement liabilities were $12.9 and $10.3 million at December 31, 2009 and 2008, respectively.

Reinsurance

The Company reinsures certain risks assumed in the normal course of business to other companies. The Company assumes a small amount of reinsurance from other companies. These reinsurance arrangements provide for greater diversification of business, allow management to control exposure to potential losses arising from large risks, and provide additional capacity for growth. Amounts recoverable from and payable to reinsurers are estimated in a manner consistent with the related liabilities associated with the reinsured policies. Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

Policyholders’ Dividends and Dividend Obligations

Policyholders’ dividends consist of the pro-rata amount of dividends earned that will be paid or credited at the next policy anniversary and policyholder dividend obligations arising from the Closed Block. Dividends are based on a scale that seeks to reflect the relative contribution of each group of policies to National Life’s overall operating results. The dividend scale is approved annually by National Life’s Board of Directors.

Policyholder Deposits

Policyholder deposits primarily consist of death benefits held in interest-bearing accounts for life insurance contract beneficiaries.

Recognition of Insurance Revenues and Related Expenses

Premiums from traditional life and certain annuities are recognized as revenue when due from the policyholder. Benefits and expenses are matched with income by providing for policy benefit liabilities and the deferral and amortization of policy acquisition costs so as to recognize profits over the life of the policies.

Premiums and surrenders from universal life and investment-type annuities are reported as increases and decreases, respectively, in policyholder account liabilities. Revenues for these policies consist of mortality charges, policy administration fees, and surrender charges deducted from policyholder account liabilities. Policy benefits charged to expense include benefit claims in excess of related policyholder account liabilities.

Premiums from disability income policies are recognized as revenue over the period to which the premiums relate. Benefits and expenses are matched with income by providing for policy benefit liabilities and the deferral and amortization of policy acquisition costs so as to recognize profits over the life of the policies.

Federal Income Taxes

NLHC files a consolidated tax return for the tax year ended December 31, 2009 which includes NLHC and all subsidiaries of the Company. Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 3 – NEW ACCOUNTING PRONOUNCEMENTS

FASB Accounting Standards Codification

In June 2009, the FASB issued SFAS No. 168, “The FASB Accounting Standards Codification ™ and the Hierarchy of Generally Accepted Accounting Principles” (“SFAS 168”). This standard identifies the sources of accounting principles and the framework for selecting the principles used in the preparation of financial statements that are presented in conformity with U.S. GAAP. The Statement establishes the FASB Accounting Standards Codification (“Codification”) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with GAAP. Codification does not create new accounting and reporting guidance rather it reorganizes GAAP pronouncements into approximately 90 topics within a consistent structure. All guidance contained in the Codification carries an equal level of authority. Relevant portions of authoritative content, issued by the Security and Exchange Commission (“SEC”), for SEC registrants, have been included in the Codification. After the effective date of this Statement, all non-grandfathered, non-SEC accounting literature not included in the Codification is superseded and deemed non-authoritative. This Statement is effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Company has adopted SFAS 168 will update all disclosures to reference Codification.

Fair Value

In April 2009, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Codification (“ASC”) 820, “Fair Value Measurements and Disclosures”, replacing Financial Accounting Standard (“FAS”) 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset of Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly”. In such instances, the accounting standard provides that management may determine that further analysis of the transactions or quoted prices is required, and a significant adjustment to the transactions or quoted prices may be necessary to estimate fair value in accordance with generally accepted accounting principles. The Corporation adopted this accounting standard in the second quarter of 2009, with no material impact on its results of operations, financial position, and liquidity. See Note 4, “Fair Value Measurements of Assets and Liabilities,” for additional disclosures concerning this accounting standard.

In August 2009, the FASB updated the accounting standard related to the fair value measurement of liabilities. Accounting Standards Update No. 2009-12 amends Subtopic 820-10, Fair Value Measurements and Disclosures. This update provides guidance on the fair value measurement of liabilities and reaffirms that the fair value measurement of a liability assumes the transfer of a liability to a market participant, that is the liability is presumed to continue and is not settled with the counterparty. This guidance also provides clarification that in circumstances in which a quoted price in an active market for the identical liability is not available, a reporting entity is required to measure fair value using one or more of the following valuation techniques: a) quoted price of an identical liability when traded as an asset, b) quoted price of a similar liability or of a similar liability when traded as an asset, or c) another valuation technique consistent with the fair value principles within U.S. GAAP such as a market approach or an income approach. The amendments in this guidance also clarify that when estimating the fair value of a liability, a reporting entity is not required to include a separate adjustment relating to transfer restriction of the liability. This guidance is effective for the first reporting period, including interim periods, beginning after issuance. The Company adopted this guidance as of September 30, 2009, and the adoption did not have an impact on the Company’s consolidated financial statements.

Fair Value Measurements of Certain Nonfinancial Assets and Liabilities

On January 1, 2009, the FASB issued an update to ASC 820 Fair Value Measurements and Disclosures relating to fair value measurements of certain nonfinancial assets and liabilities, such as impairment testing of goodwill and indefinite-lived intangible assets. This update to the accounting guidance did not have a material impact on our consolidated financial statements.

Recognition and Presentation of Other-Than-Temporary Impairments

In April 2009, the FASB updated the guidance related to the recognition and presentation of other-than-temporary impairments which modifies the recognition of other-than-temporary impairment (“impairment”)

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 3 – NEW ACCOUNTING PRONOUNCEMENTS (continued)

Recognition and Presentation of Other-Than-Temporary Impairments (continued) losses for debt securities. FASB Staff Position No. FAS 115-2 and FAS 124-2, “Recognition and Presentation of Other-Than-Temporary Impairments” was effective for interim and annual reporting periods ending after June 15, 2009 with the option to early adopt as of April 1, 2009. This new guidance is also applied to certain equity securities with debt-like characteristics (collectively “debt securities”). Under the new guidance, a debt security is deemed to be other-than-temporarily impaired if it meets the following conditions: 1) the Company intends to sell or it is more likely than not the Company will be required to sell the security before a recovery in value, or 2) the Company does not expect to recover the entire amortized cost basis of the security. If the Company intends to sell or it is more likely than not that the Company will be required to sell the security before a recovery in value, a charge is recorded in net realized capital losses equal to the difference between the fair value and amortized cost basis of the security. For those other-than-temporarily impaired debt securities which do not meet the first condition and for which the Company does not expect to recover the entire amortized cost basis, the difference between the security’s amortized cost basis and the fair value is separated into the portion representing a credit impairment, which is recorded in net realized capital losses, and the remaining impairment, which is recorded in other comprehensive income (“OCI”).

For debt securities held at the beginning of the interim period of adoption for which an other-than-temporary impairment was previously recognized, if an entity does not intend to sell and it is not more likely than not that the entity will be required to sell the security before recovery of its amortized cost basis, the Company recognizes the cumulative effect of initial application of this FSP as an adjustment to the opening balance of retained earnings with a corresponding adjustment to accumulated other comprehensive income. The adoption of this FSP did not have a material impact on the opening balance of retained earnings.

Compensation – Benefit Plans

In December 2008, the FASB issued an accounting standard which requires additional disclosures about assets held in an employer’s defined benefit pension or other postretirement plan including fair values of each major asset category and level within the fair value hierarchy. This accounting standard is effective for fiscal years ending after December 15, 2009. The Company adopted this accounting standard at the end of 2009. The adoption of this accounting standard, which was subsequently codified into ASC Topic 715, “Compensation—Retirement Benefits,” had no material impact on the Company’s results of operations, financial position, and liquidity as it requires additional disclosures only. See Note 9, “Benefit Plans,” for additional disclosures required under this accounting standard.

Subsequent Events

In May 2009, the FASB issued an accounting standard intended to establish general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. In particular, this accounting standard requires companies to disclose the date through which they have evaluated subsequent events and the basis for that date, as to whether it represents the date the financial statements were issued or were available to be issued. It also provides guidance regarding circumstances under which companies should and should not recognize events or transactions occurring after the balance sheet date in their financial statements. This accounting standard also includes disclosure requirements for certain events and transactions that occurred after the balance sheet date, which were not recognized in the financial statements. This accounting standard is effective for interim and annual periods ending after June 15, 2009. The Company adopted this accounting standard in the second quarter of 2009. The adoption of this accounting standard, which was subsequently codified into ASC Topic 855, “Subsequent Events,” had no material impact on the Company’s results of operations, financial position, and liquidity.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 3 – NEW ACCOUNTING PRONOUNCEMENTS (continued)

Disclosures About Derivative Instruments and Hedging Activities

On January 1, 2009, the Company adopted Accounting Standards Codification (“ASC”) Topic 815, Derivatives and Hedging, SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities – an amendment of FASB Statement No. 133“ (“SFAS 161”), which expanded qualitative and quantitative disclosure requirements for derivative instruments and hedging activities. The adoption of this new accounting guidance did not have a material impact on our consolidated financial statements.

Business Combinations

On January 1, 2009, the Company adopted new accounting guidance related to business combinations. This accounting guidance established principles and requirements for how an acquirer recognizes and measures certain items in a business combination, as well as disclosures about the nature and financial effects of a business combination. The adoption of this new accounting guidance did not have a material impact on our consolidated financial statements.

Noncontrolling Interest in Consolidated Financial Statements

On January 1, 2009, the Company adopted new accounting guidance related to noncontrolling interests in consolidated financial statements. This accounting guidance established accounting and reporting standards for noncontrolling interests in a subsidiary and for deconsolidation of a subsidiary. The adoption of this new accounting guidance did not have a material impact on our consolidated financial statements.

Not Yet Adopted

In June 2009, the FASB issued new accounting guidance related to accounting for transfers of financial assets. This accounting guidance amends the current guidance on transfers of financial assets by eliminating the qualifying special-purpose entity concept, providing certain conditions that must be met to qualify for sale accounting, changing the amount of gain or loss recognized on certain transfers and requiring additional disclosures. This accounting guidance will be effective for us on January 1, 2010. The Company is determining the impact of adoption.

NOTE 4 – FAIR VALUE MEASUREMENTS OF ASSETS AND LIABILITIES

The following financial instruments are carried at fair value in the Company’s Consolidated Financial Statements: fixed maturities and equity securities, available-for-sale (“AFS”), equity securities, trading, short-term investments, freestanding and embedded derivatives, and separate account assets.

The following section applies the fair value hierarchy and disclosure requirements for the Company’s financial instruments that are carried at fair value. The fair value hierarchy prioritizes the inputs in the valuation techniques used to measure fair value into three broad Levels (Level 1, 2 or 3):

  Level 1 – Unadjusted quoted prices accessible in active markets for identical assets or liabilities at the measurement date. The types of assets and liabilities utilizing Level 1 inputs include equity securities listed in active markets, U.S. treasury securities, investments in publicly traded mutual funds with quoted market prices, and listed derivatives. Separate account assets classified within this level principally include mutual funds.

  Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly through corroboration with observable market data (market- corroborated inputs). The types of assets and liabilities utilizing Level 2 inputs generally include U.S. agency and government securities, certain municipal bonds, certain mortgage-backed securities (MBSs) and certain asset-backed securities (“ABSs”), certain corporate debt, certain private placement investments, certain preferred stocks, and certain derivatives, including options

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 4 – FAIR VALUE MEASUREMENTS OF ASSETS AND LIABILITIES (continued)

and credit default swaps. Generally, the Company considers bonds as level 2 as market activity is not deemed to be substantial enough to warrant classification as an active market. Separate account assets classified within this level are generally similar to those classified within this level for the general accounts.

  Level 3 – Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Inputs reflect management’s best estimate about the assumptions market participants would use at the measurement date in pricing the asset or liability. Consideration is given to the risk inherent in both the method of valuation and the valuation inputs. Generally, the types of assets and liabilities utilizing Level 3 valuations are certain private placement investments, certain preferred stocks, certain limited partnerships, and embedded derivative liabilities.

In many situations, inputs used to measure the fair value of an asset or liability position may fall into different levels of the fair value hierarchy. In these situations, the Company will determine the level in which the fair value falls based upon the lowest level input that is significant to the determination of the fair value. In most cases, both observable (e.g., changes in interest rates) and unobservable (e.g., changes in risk assumptions) inputs are used in the determination of fair values that the Company has classified within Level 3. Consequently, these values and the related gains and losses are based upon both observable and unobservable inputs. The Company’s fixed maturities included in Level 3 are classified as such as they are primarily priced by independent brokers and/or within illiquid markets.

Determination of fair values

The valuation methodologies used to determine the fair values of assets and liabilities under the “exit price” notion, reflect market-participant objectives and are based on the application of the fair value hierarchy that prioritizes relevant observable market inputs over unobservable inputs. The Company determines the fair values of certain financial assets and financial liabilities based on quoted market prices, where available and where prices represent a reasonable estimate of fair value. The Company also determines fair value based on future cash flows discounted at the appropriate current market rate. Fair values reflect adjustments for counterparty credit quality, the Company’s default spreads, liquidity and, where appropriate, risk margins on unobservable parameters. In the event that the Company believes that quoted prices are not representative of the true market value, due to distressed sales or inactive markets, the Company may make adjustments to quoted prices to estimate fair value. For investments in limited partnerships that do not have a readily determinable fair value, the Company estimates fair value at net asset value (“NAV”) or its equivalent, based on information provided by the general partner.

Valuation Techniques

Available-for-Sale Securities and Short-Term Investments - The fair value of AFS securities and short-term investments in an active and orderly market (e.g. not distressed or forced liquidation) is determined by management after considering one of three primary sources of information: third-party pricing services, independent broker quotations or pricing matrices. Security pricing is applied using a “waterfall” approach whereby publicly available prices are first sought from third-party pricing services, the remaining unpriced securities are submitted to independent brokers for prices, or lastly, securities are priced using a pricing matrix. Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids, offers, and/or estimated cash flows and prepayments speeds. Based on the typical trading volumes and the lack of quoted market prices for fixed maturities, third-party pricing services will normally derive the security prices from recent reported trades for identical or similar securities making adjustments through the reporting date based upon available market observable information as outlined above. If there are no recent reported trades, the third-party pricing services and brokers may use matrix or model processes to develop a security price where future cash flow expectations are developed based upon collateral performance and discounted at an estimated market rate. Included in the pricing of ABS and RMBS are estimates of the rate of future prepayments of principal over the remaining life of the securities. Such estimates are derived based on the characteristics of the

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 4 – FAIR VALUE MEASUREMENTS OF ASSETS AND LIABILITIES (continued)

underlying structure and prepayment speeds previously experienced at the interest rate levels projected for the underlying collateral. Actual prepayment experience may vary from these estimates.

Valuation Techniques (continued)

Prices from third-party pricing services are often unavailable for securities that are rarely traded or are traded only in privately negotiated transactions. As a result, certain securities are priced via independent broker quotations which utilize inputs that may be difficult to corroborate with observable market based data. Additionally, the majority of these independent broker quotations are non-binding. A pricing matrix is used to price securities for which the Company is unable to obtain either a price from a third-party pricing service or an independent broker quotation, by discounting the expected future cash flows from the security by a developed market discount rate utilizing current credit spreads

The Company has analyzed the third-party pricing services’ valuation methodologies and related inputs, and has also evaluated the various types of securities in its investment portfolio to determine an appropriate fair value hierarchy level based upon trading activity and the observability of market inputs. Most prices provided by third-party pricing services are classified into Level 2 because the inputs used in pricing the securities are market observable. Due to a general lack of transparency in the process that brokers use to develop prices, most valuations that are based on brokers’ prices are classified as Level 3. Some valuations may be classified as Level 2 if the price can be corroborated. Internal matrix priced securities, primarily consisting of certain private placement securities, are also classified as Level 3 due to significant non-observable inputs.

Debt securities - The fair values of U.S. government obligations, which include U.S. treasuries, are estimated based on observable broker bids from active market makers and inter-dealer brokers, as well as yield curves from dealers for same or comparable issues. U.S. treasury securities are actively traded and categorized in Level 1 of the fair value hierarchy.

Government agencies - authorities and subdivisions securities include U.S. agencies and municipal bonds. The fair values of municipal bonds are estimated using market quotations from recently executed transactions, spread pricing models as well as interest rates. Government agency securities are valued based on market observable yield curves, interest rates and spreads. Municipal bonds and government agency securities are generally categorized in Level 2 of the fair value hierarchy.

Corporate bonds, non-trading preferred stocks - as well as investment-grade MBS and ABS securities are valued using cash flow models based on appropriate observable inputs such as market quotes, yield curves, interest rates, and spreads. Fair values of private placement securities are determined using industry accepted models based on observable spreads. These securities are generally categorized in Level 2 of the fair value hierarchy; in instances where significant inputs are unobservable, they are categorized in Level 3 of the fair value hierarchy.

Equity securities – The fair value of equity securities is estimated based on unadjusted quoted market prices from a third party pricing service as well as primary and secondary broker quotes.

Trading equity securities - Fair values of exchange traded equity securities are based on unadjusted quoted market prices from pricing services as well as primary and secondary brokers/dealers. Trading equities are categorized into Level 1 of the fair value hierarchy.

Derivative Contracts - Fair values of exchange traded futures are based on quoted prices. These prices are readily and regularly available in an active market. Therefore, these securities are categorized as Level 1 of the fair value hierarchy.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 4 – FAIR VALUE MEASUREMENTS OF ASSETS AND LIABILITIES (continued)

Valuation Techniques (continued)

OTC derivative contracts – Such instruments held by the Company include purchased credit default swaps and option contracts. Fair value of these over the counter (“OTC”) derivative products is calculated using models such as the Black-Scholes option-pricing model, which uses pricing inputs observed from actively quoted markets and is widely accepted by the financial services industry. A substantial majority of the Company’s OTC derivative products use pricing models and are categorized as Level 2 of the fair value hierarchy. However, determination of the fair value of certain long dated credit default swaps where direct trading activity or quotes are unobservable requires significant judgment. These credit default swaps were purchased to hedge existing market exposure.

Equity Indexed Embedded Derivatives - The fair value of the embedded policy derivatives contained in equity-indexed annuity and life contracts is measured based on actuarial and capital market assumptions related to projected cash flows over the expected lives of the contracts.

Option pricing models are used to estimate fair value, taking into account assumptions for future equity indexed credited rates in light of market conditions and policyholder behavior assumptions. With the adoption of ASC 820, these methodologies were not changed, with the exception of incorporating an explicit risk margin for variance of policyholder behavior and the impact the Company’s own credit rating would have in the view of a market participant. Given significant unobservable inputs used to value these financial instruments, they are included in Level 3.

Limited Partnerships – Investments in limited partnerships do not have a readily determinable fair value and as such, the Company values them at NAV or its equivalent. Since these valuations have significant unobservable inputs, they are generally categorized as Level 3 in the fair value hierarchy.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 4 – FAIR VALUE MEASUREMENTS OF ASSETS AND LIABILITIES (continued)

Presented here is the fair value of all assets and liabilities subject to fair value determination at December 31, 2009 as well as the expanded fair value disclosures required by ASC 820 (in thousands).

					Not Presented at
Assets	Level 1	Level 2		Level 3	Fair Value	Total
AFS debt and equity securities:
U.S. government obligations	$ 447,143	$ -		$ -	$ -	$ 447,143
Government agencies, authorities and
subdivisions	-	87,154		-	-	87,154
Corporates	-	6,662,600		5,980	-	6,668,580
Private placements	-	1,051,965		20,401	-	1,072,366
Mortgage-backed securities	-	3,360,904		-	-	3,360,904
Total AFS debt securities	447,143	11,162,623		26,381	-	11,636,147
Preferred stock	-	53,409		577	-	53,986
Common stock	38,184	-		-	-	38,184
Total AFS equity securities	38,184	53,409		577	-	92,170
Total AFS debt and equity securities	485,327	11,216,032		26,958	-	11,728,317
Trading equity securities	18,908	-		-	-	18,908
Securities lending invested collateral	-	46,838		-	-	46,838
Other invested assets	7,337	[1] 697,127	[1]	150,632	100,730	955,826
Short term investments	100,460	142,595		-	-	243,055
Separate account assets	663,525	[2] 34,284	[2]	-	-	697,809
Total assets subject to fair value
disclosure	$ 1,275,557	$ 12,136,876		$ 177,590	$ 100,730	$ 13,690,753

					Not Presented at
Liabilities	Level 1	Level 2		Level 3	Fair Value	Total
Policyholder account liabilities	-	-		$ 864,119	-	$ 864,119
Other liabilities	-	462,543	[1]	-	-	462,543
Total liabilities subject to fair value
disclosure	$ -	$ 462,543		$ 864,119	$ -	$ 1,326,662

1. Comprised of certain derivative contracts including credit default swaps, OTC options and exchange traded futures.

2. Separate account assets are measured at fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets as prescribed by SOP 03-1. Separate account assets are principally comprised of public registered mutual funds, trading equities and certain MBS.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 4 – FAIR VALUE MEASUREMENTS OF ASSETS AND LIABILITIES (continued)

The table below summarizes the reconciliation of the beginning and ending balances and related changes for the year ended December 31, 2009 for fair value measurements for which significant unobservable inputs were used in determining each instrument’s fair value:

				Activity During
		Net Investment		the Period
		Gains/Loss In		(Purchases,			Assets and
		Earnings		Issuances,			liabilities still
	Beginning	(realized and	Unrealized in	Sales,	Transfers In/Out		held at the
Assets	balance	unrealized) [1]	OCI[2]	Settlements	of Level 3	Ending Balance Ending date
Corporates	$ -	$ -	$ 1,297	$ 2,381	$ 2,302	$ 5,980	$ -
Private placements	17,277	(2,400)	6,430	(2,196)	1,290	20,401	(2,400)
Preferred stock	1,079	-	-	(502)	-	577	-
Total AFS debt and equity
securities	18,356	(2,400)	7,727	(317)	3,592	26,958	(2,400)
Other invested assets	161,205	(12,781)	(3,500)	5,868	(160)	150,632	(12,763)
Total invested assets	$ 179,561	$ (15,181)	$ 4,227	$ 5,551	$ 3,432	$ 177,590	(15,163)

Liabilities
Policyholder account liabilities	$ 651,704	$ 58,815	-	$ 153,600	-	$ 864,119	$ 58,815
Total liabilities	$ 651,704	$ 58,815	-	$ 153,600	-	$ 864,119	$ 58,815

1. Includes (losses) gains on sales of financial instruments, changes in market value of certain instruments and other-than-temporary impairments.

2. Includes changes in market value of certain instruments.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 4 – FAIR VALUE MEASUREMENTS OF ASSETS AND LIABILITIES (continued)

Presented here is the fair value of all assets and liabilities subject to fair value determination at December 31, 2008 as well as the expanded fair value disclosures required by ASC 820 (in thousands).

					Not Presented at
Assets	Level 1	Level 2		Level 3	Fair Value	Total
AFS debt and equity securities:
U.S. government obligations	$ 13,291	$ -		$ -	$ -	$ 13,291
Government agencies, authorities and
subdivisions	-	37,749		-	-	37,749
Corporates	-	4,790,068		-	-	4,790,068
Private placements	-	864,869		52,901	-	917,770
Mortgage-backed securities	-	3,396,578		-	-	3,396,578
Total AFS debt securities	13,291	9,089,264		52,901	-	9,155,456
Preferred stock	19,612	22,985		1,879	-	44,476
Common stock	42,432	-		-	-	42,432
Total AFS equity securities	62,044	22,985		1,879	-	86,908
Total AFS debt and equity securities	75,335	9,112,249		54,780	-	9,242,364
Trading equity securities	15,714	-		-	-	15,714
Securities lending invested collateral	-	81,440		-	-	81,440
Other invested assets	7,414	[1] 110,036	[1]	161,204	89,246	367,900
Short term investments	31,495	64,831		-	-	96,326
Separate account assets	557,002	[2] 52,234	[2]	-	-	609,236
Total assets subject to fair value
disclosure	$ 686,960	$ 9,420,790		$ 215,984	$ 89,246 $	10,412,980

					Not Presented at
Liabilities	Level 1	Level 2		Level 3	Fair Value	Total
Policyholder account liabilities	-	-		$ 651,704	$ 7,166,102 $	7,817,806
Other liabilities	-	72,591	[1]	-	163,411	236,002
Total liabilities subject to fair value
disclosure	$ -	$ 72,591		$ 651,704	$ 7,329,513 $	8,053,808

1. Comprised of certain derivative contracts including credit default swaps, OTC options and exchange traded futures.

2. Separate account assets are measured at fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets as prescribed by SOP 03-1. Separate account assets are principally comprised of public registered mutual funds, trading equities and certain MBS.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 4 – FAIR VALUE MEASUREMENTS OF ASSETS AND LIABILITIES (continued)

The table below summarizes the reconciliation of the beginning and ending balances and related changes for the year ended December 31, 2008 for fair value measurements for which significant unobservable inputs were used in determining each instrument’s fair value:

				Activity During
		Net Investment		the Period
		Gains/Loss In		(Purchases,			Assets and
		Earnings		Issuances,			liabilities stil
	Beginning	(realized and	Unrealized in	Sales,	Transfers In/Out		held at the
Assets	balance	unrealized) [1]	OCI[2]	Settlements	of Level 3	Ending Balance Ending date
Corporates	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Private placements	13,266	(259)	(8,798)	(797)	13,866	17,278	(259)
Preferred stock	1,079	-	-	-	-	1,079	-
Common stock	5	-	-	-	-	5	-
Total AFS debt and equity
securities	14,350	(259)	(8,798)	(797)	13,866	18,362	(259)
Other invested assets	138,379	-	(21,957)	44,782	-	161,204	-
Total invested assets	$ 152,729	$ (259)	$ (30,755)	$ 43,985	$ 13,866	$ 179,566	$ (259)

Liabilities
Policyholder account liabilities	$ 689,818	$ (226,835)	$ -	$ 188,721	$ -	$ 651,704	$ (226,835)
Total liabilities	$ 689,818	$ (226,835)	$ -	$ 188,721	$ -	$ 651,704	$ (226,835)

1. Includes (losses) gains on sales of financial instruments, changes in market value of certain instruments and other-than-temporary impairments.

2. Includes changes in market value of certain instruments.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 4 – FAIR VALUE MEASUREMENTS OF ASSETS AND LIABILITIES (continued)

Fair Value of Financial Instruments

The carrying values and estimated fair values of financial instruments at December 31 were as follows (in thousands):

	2009		2008
	Carrying	Estimated	Carrying	Estimated
	Value	Fair Value	Value	Fair Value

Short term investments	243,055	243,055	96,327	96,327
Available-for-sale debt securities	11,636,147	11,636,147	9,155,456	9,155,456
Available-for-sale equity securities	92,170	92,170	86,908	86,908
Trading equity securities	18,908	18,908	15,714	15,714
Mortgage loans	1,591,438	1,553,399	1,676,877	1,583,733
Policy loans	718,756	748,771	719,251	797,482
Options purchased	697,128	697,128	110,036	110,036
Options written	(460,907)	(460,907)	(71,652)	(71,652)
Futures purchased	4,121	4,121	2,962	2,962
Credit default swaps	(1,636)	(1,636)	(939)	(939)
Securities lending invested collateral	46,838	46,838	81,440	81,440
Separate account assets	697,809	697,809	609,236	609,236
Reserve assets – cash	68,205	68,205	59,097	59,097
Investment product liabilities	8,023,113	7,846,603	6,735,332	6,703,532
Debt	487,838	436,019	294,747	203,619

For short term investments, carrying value approximates estimated fair value.

Mortgage loan fair values are estimated as the average of discounted cash flows under different scenarios of future mortgage interest rates (including appropriate provisions for default losses and borrower prepayments).

For variable rate policy loans the unpaid balance approximates fair value. Fixed rate policy loan fair values are estimated based on discounted cash flows using the current variable policy loan rate (including appropriate provisions for mortality and repayments).

The estimated fair value of securities lending invested collateral and bank loans is based on quoted market values.

Investment product liabilities include flexible premium annuities, single premium deferred annuities, and supplementary contracts not involving life contingencies. Investment product fair values are estimated as the average of discounted cash flows under different scenarios of future interest rates of A-rated corporate bonds and related changes in premium persistency and surrenders.

Debt fair values are estimated using quoted values determined through discounted cash flows derived from current interest rates adjusted for the Company’s credit rating.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 5 - INVESTMENTS

Available-for-Sale Debt and Equity Securities

The amortized cost of available-for-sale (“AFS”) debt securities and the cost for AFS equity securities and for collateral related to the securities lending program, and the estimated fair values for all three at December 31 are as follows (in thousands):

		Gross Unrealized	Gross Unrealized	Estimated Fair
	Cost	Gains	Losses	Value
2009
AFS debt and equity securities:
U.S. government obligations	$ 470,317	$ 803	$ 23,977	$ 447,143
Government agencies, authorities
and subdivisions	82,712	5,372	930	87,154
Corporate:
Communications	734,342	45,151	4,757	774,736
Consumer & retail	1,452,297	81,255	14,951	1,518,601
Financial institutions	1,443,197	66,209	77,559	1,431,847
Industrial and chemicals	873,176	53,837	10,919	916,094
Other corporate	23,043	3,555	-	26,598
REITS	171,279	2,565	10,603	163,241
Transportation	173,896	15,297	973	188,220
Utilities	1,563,406	102,843	17,007	1,649,242
Total corporate	6,434,636	370,712	136,769	6,668,579
Private placements	1,045,613	39,935	13,182	1,072,366
Mortgage-backed securities	3,364,938	115,779	119,812	3,360,905
Total AFS debt securities	$ 11,398,216	$ 532,601	$ 294,670	$ 11,636,147

Preferred stocks	60,809	21	6,844	53,986
Common stocks	33,794	4,393	3	38,184
Total AFS equity securities	$ 94,603	$ 4,414	$ 6,847	$ 92,170

Securities lending invested collateral	47,583	1,077	1,822	46,838
Total AFS debt and equity securities
and securities lending invested
collateral	$ 11,540,402	$ 538,092	$ 303,339	$ 11,775,155

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued) NOTE 5 - INVESTMENTS (continued) Available-for-Sale Debt and Equity Securities (continued)

		Gross
	Cost	Unrealized Gross Unrealized Estimated Fair
		Gains	Losses	Value
2008
AFS debt and equity securities:
U.S. government obligations	$ 11,678	$ 1,613	$ -	$ 13,291
Government agencies, authorities
and subdivisions	36,035	1,839	125	37,749
Corporate:
Communications	642,907	11,080	68,338	585,649
Consumer & retail	821,989	12,156	73,124	761,021
Financial institutions	1,300,244	9,003	248,276	1,060,971
Industrial and chemicals	1,069,979	5,502	182,596	892,885
Other corporate	90,300	7,406	8,547	89,159
REITS	185,585	-	65,323	120,262
Transportation	207,665	4,839	17,800	194,704
Utilities	1,184,090	11,531	110,204	1,085,417
Total corporate	5,502,759	61,517	774,208	4,790,068
Private placements	1,003,742	6,512	92,484	917,770
Mortgage-backed securities	3,513,391	53,811	170,624	3,396,578
Total AFS debt securities	$ 10,067,605	$ 125,292	$ 1,037,441	$ 9,155,456

Preferred stocks	72,747	-	28,271	44,476
Common stocks	53,959	882	12,409	42,432
Total AFS equity securities	$ 126,706	$ 882	$ 40,680	$ 86,908

Securities lending invested collateral	89,467	-	8,027	81,440
Total AFS debt and equity securities and
securities lending invested collateral
	$ 10,283,778	$ 126,174	$ 1,086,148	$ 9,323,804

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued) NOTE 5 – INVESTMENTS (continued) Available-for-Sale Debt and Equity Securities (continued)

Unrealized (losses) gains on available-for-sale debt and equity securities included as a component of accumulated other comprehensive income and changes therein for the years ended December 31 were as follows (in thousands):

	2009	2008	2007

Net unrealized gains (losses) on available-for-sale securities	$ 1,194,727	$ (1,039,563)	$ (34,049)
Net unrealized gains (losses) on separate accounts	700	(1,094)	256
Net unrealized (losses) gains on other invested assets	(3,638)	(24,997)	17,693
Related deferred policy acquisition costs	(456,947)	368,773	2,257
Related present value of future profits of insurance acquired	-	-	1,188
Related deferred income taxes	(226,837)	218,004	5,096
Related policyholder dividend obligation	(86,736)	74,012	(1,905)
Decrease in net unrealized gains (losses)	421,269	(404,865)	(9,464)
Balance, beginning of year	(368,156)	36,709	46,173
Balance, end of year	$ 53,113	$ (368,156)	$ 36,709

	2009	2008
Balance, end of year includes:
Net unrealized gains (losses) on available-for-sale securities	$ 234,753	$ (959,974)
Net unrealized gains on separate accounts	3,216	2,516
Net unrealized (losses) gains on other invested assets	(1,118)	2,520
Related deferred policy acquisition costs	(83,879)	373,068
Related deferred income taxes	(28,599)	198,238
Related policyholder dividend obligation	(71,260)	15,476
Balance, end of year	$ 53,113	$ (368,156)

Net other comprehensive income (loss) related to unrealized (losses) gains on available-for-sale securities for 2009, 2008, and 2007 of $421.3 million, $(404.9) million, and $(9.5) million is presented net of reclassifications to net income for net realized (losses) gains during the period of $74.6 million, $9.7 million, and $(3.7) million and net of tax and deferred acquisition cost offsets of $54.6 million, $6.4 million, and $(2.5) million, respectively.

The amortized cost and estimated fair values of debt securities and securities lending invested collateral by contractual maturity at December 31, 2009, are shown below (in thousands). Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

Maturity Schedule
(in thousands)
	Book Value	Market Value
Due in one year or less	$ 179,218	$ 182,250
Due after one yr thru 5 yrs	1,972,069	2,054,941
Due after 5 yrs thru 10 yrs	3,942,261	4,097,590
Due after ten years	1,987,313	1,987,299
Mortgage-backed securities	3,364,938	3,360,905
Total	$ 11,445,799	$ 11,682,985

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued) NOTE 5 – INVESTMENTS (continued) Available-for-Sale Debt and Equity Securities (continued)

Proceeds from sales of available-for-sale debt and equity securities for the years ended December 31, 2009, 2008, and 2007 were $4,831.4 million, $931.7 million, and $1,330.2 million, respectively. Gross realized gains on sales of available-for-sale debt securities for the years ended December 31, 2009, 2008, and 2007 were $102.0 million, $18.4 million, and $5.0 million, respectively. Gross realized losses on sales of available-for-sale debt securities for the years ended December 31, 2009, 2008, and 2007 were $55.3 million, $9.9 million, and $15.6 million, respectively. Gross realized gains on available-for-sale equity securities for the years ended December 31, 2009, 2008, and 2007 were $1.7 million, $2.0 million, and $20.0 million, respectively. Gross realized losses on available-for-sale equity securities for the years ended December 31, 2009, 2008, and 2007 were $2.6 million, $2.3 million, and $0.3 million, respectively.

The Company recognized losses of $75.2 million, $124.0 million, and $11.2 million in realized losses for the years ended December 31, 2009, 2008, and 2007, respectively, resulting from other-than-temporary declines in the fair value of individual securities held. Factors considered in determining whether declines in the fair value of securities are other-than temporary include 1) the significance of the decline, 2) the Company’s ability and intent not to sell prior to recovery, 3) the time period during which there has been a significant decline in value, and 4) fundamental analysis of the liquidity, business prospects, and overall financial condition of NLVF. Based upon these factors, securities that have indications of potential impairment are subject to intensive review. Where such analysis results in a conclusion that declines in fair values are other-than-temporary, the security is written down to fair value.

The Company recognized $51.2 million, $89.4 million and $9.9 million in impairments for the years ended December 31, 2009, 2008, 2007, respectively, related to debt securities. The Company selects debt securities to review for other than temporary declines based on qualitative and quantitative criteria including, but not limited to severity and duration of the decline, issuer specific credit information and industry information. For corporate bonds the Company evaluates issuer specific credit, credit spreads of similar securities and overall market spreads to evaluate whether a decline in fair value is other than temporary in nature. Once a determination is made that a decline is other than temporary in nature the Company assesses what portion of that decline is credit related and what is attributable to other market conditions. To make this determination the company considers the severity of the decline, duration of the decline and credit spreads of similar securities.

For asset-backed securities selected for review the Company compares its cost to expected cash flows discounted at the effective interest rate implicit in the security at the date of acquisition. The discounted cash flows is determined by a discount model. The expected cash flows input into the model are determined by reviewing underlying collateral and assessing default and delinquency rates of the assets that are backing the investment as compared to the subordination of tranches that we hold. If it is determined that the discounted cash flow is lower that our cost, an impairment for the difference between the discounted cash flows and the Company’s cost basis is recognized.

The Company recognized $10.7 million, $34.2 million and $1.1 million in impairments for the years ended December 31, 2009, 2008 and 2007 related to equity and preferred securities. The Company selects equity and preferred securities to review for other than temporary declines based on qualitative and quantitative criteria including, but not limited to severity and duration of the decline, issuer specific credit information and industry information.

The Company recognized $13.3 million, $0.4 million and $0.2 million in impairments for the years ended December 31, 2009, 2008 and 2007 related to limited partnership investments. The Company selects equity and preferred securities to review for other than temporary declines based on qualitative and quantitative criteria including, but not limited to severity and duration of the decline, specific credit information and industry information of the underlying investments. The limited partnerships selected for review are then assessed to determine if the decline is other than temporary in nature using management’s judgment on the nature of the partnerships and the outlook of the underlying investments of the partnership. If it is deemed that a portion of the decline is other than temporary in nature the

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 5 – INVESTMENTS (continued)

Available-for-Sale Debt and Equity Securities (continued)

difference between the cost basis of the partnership and the net realizable value as determined by management’s estimate is recognized as an impairment.

Investments’ gross unrealized losses and estimated fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2009 and 2008, were as follows (in thousands):

2009	Less than 12 months		12 months or more		Total

	Estimated	Unrealized	Estimated	Unrealized	Estimated	Unrealized
Description of Securities	Fair Value	Losses	Fair Value	Losses	Fair Value	Losses
U.S. government obligations	$ 435,274	$ 23,977	$ -	$ -	$ 435,274	$ 23,977
Government agencies,
authorities and subdivisions	25,532	924	411	6	25,943	930
Corporate:
Communications	66,488	909	61,158	3,848	127,646	4,757
Consumer & retail	176,595	5,114	124,719	9,837	301,314	14,951
Financial institutions	163,514	4,489	472,061	73,070	635,575	77,559
Industrial and chemicals	132,775	2,332	81,121	8,587	213,896	10,919
Other corporate	–	–	–	–	–	–
REITS	14,511	281	85,057	10,322	99,568	10,603
Transportation	15,729	439	1,127	534	16,856	973
Utilities	129,508	3,007	172,343	14,000	301,851	17,007
Total corporate	699,120	16,571	997,586	120,198	1,696,706	136,769
Private placements	36,301	966	219,031	12,216	255,332	13,182
Mortgage-backed securities	839,420	21,856	136,203	97,956	975,623	119,812
Subtotal debt securities	2,035,647	64,294	1,353,231	230,376	3,388,878	294,670
Preferred stock	–	–	51,610	6,844	51,610	6,844
Common stock	88	3	–	–	88	3
Securities lending invested
collateral	–	–	30,141	1,822	30,141	1,822
Total securities	$ 2,035,735	$ 64,297	$ 1,434,982	$ 239,042	$ 3,470,717	$ 303,339

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued) NOTE 5 – INVESTMENTS (continued) Available-for-Sale Debt and Equity Securities (continued)

2008	Less than 12 months		12 months or more		Total

	Estimated	Unrealized	Estimated	Unrealized	Estimated	Unrealized
Description of Securities	Fair Value	Losses	Fair Value	Losses	Fair Value	Losses
U.S. government obligations	$ -	$ -	$ -	$ -	$ -	$ -
Government agencies,
authorities and subdivisions	3,129	125	-	-	3,129	125
Corporate:
Communications	337,097	44,489	75,809	23,849	412,906	68,338
Consumer & retail	386,760	38,880	96,631	34,244	483,391	73,124
Financial institutions	599,236	112,102	329,353	136,174	928,589	248,276
Industrial and chemicals	557,361	109,355	194,451	73,241	751,812	182,596
Other corporate	9,746	3,034	1,450	5,513	11,196	8,547
REITS	39,466	22,465	80,797	42,858	120,263	65,323
Transportation	80,615	7,284	26,469	10,516	107,084	17,800
Utilities	595,876	66,886	205,783	43,318	801,659	110,204
Total corporate	2,606,157	404,495	1,010,743	369,713	3,616,900	774,208
Private placements	701,382	76,724	61,700	15,760	763,082	92,484
Mortgage-backed securities	656,275	122,137	11,580	48,487	667,855	170,624
Subtotal debt securities	3,966,943	603,481	1,084,023	433,960	5,050,966	1,037,441
Preferred stock	29,105	15,290	13,863	12,981	42,968	28,271
Common stock	28,184	12,409	182	-	28,366	12,409
Securities lending invested
collateral	-	-	81,440	8,027	81,440	8,027
Total securities	$ 4,024,232	$ 631,180	$ 1,179,508	$ 454,968	$ 5,203,740	$ 1,086,148

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued) NOTE 5 – INVESTMENTS (continued) Available-for-Sale Debt and Equity Securities (continued)

Of the $64.3 million total unrealized losses on debt securities in the less than 12 months category, $24.0 million total unrealized losses are in US Treasury securities and $16.6 million total unrealized losses on the corporate bond portfolio are concentrated in the consumer & retail, financial institutions, and utilities sectors. In 2009, the JPMorgan US Liquid Index (“JULI”), an investment grade corporate bond index tightened by approximately 360 basis points from 522 basis points at the beginning of the year to 162 basis points at the end of the year. Over the same time period, the JP Morgan Domestic high yield corporate bond index tightened by approximately 1,067 basis points from a beginning level of 1,724 basis points to a year end level of 657. This spread tightening is attributed to the stabilization in the global economy and the corresponding decrease in the corporate bond default rate.

MBSs are primarily attributable for another $21.9 million of the $64.3 million unrealized losses on debt securities in 2009. The decline in market value of these agency securities pertained primarily to interest rate increases. In addition to the $21.9 million attributable to unrealized losses in 2009, there is another $98.0 million of MBS losses attributable to the $230.4 million of unrealized debt security losses that have been in a loss position for 12 months or more. The Company believes that the current matrix pricing, based on market observable transactions for similar securities, reflects both distressed sales (which are excludable under ASC 820) and sales of securities that do not have all of the same characteristics as the Company’s MBS holdings, and therefore, is not completely indicative of the fair value of the Company’s MBS positions. There are considerations, such as concentration risk, underwriting, geographical diversification, property type diversification and quality of underlying cash flows that the Company considers when determining whether a pricing decline is temporary in nature. The Company has the intent and ability to hold these securities until they recover and will continue to monitor these holdings for any underlying deterioration in future quarters that would indicate that an individual security will not recover, at which time the Company will record OTTI as appropriate.

Of the $230.4 million unrealized losses on debt securities in the more than 12 months category, $120.2 million was in the corporate bond portfolio. The unrealized losses are concentrated in the financial institutions, utilities and REITs sectors. As noted in the earlier comments about the less than 12 month category, the main reason for the unrealized losses in this group was the market spread tightening caused by the stabilization in the global economy and the corresponding decrease in the corporate bond default rate. Based on the facts and circumstances surrounding the individual securities, the Company’s assessment around the probability of all contractual cash flows and the Company’s ability and intent to hold the individual securities to maturity or recovery, the Company believes that the unrealized losses on these bonds at December 31, 2009 are temporary.

The Company periodically lends certain U.S. government or corporate bonds to approved counterparties to enhance the yield of its bond portfolio. The Company initially receives cash collateral or U.S. government or government agency bonds for at least 102% of the market value of securities loaned. Collateral adequacy is evaluated daily and periodically adjusted for changes in the market value of securities loaned in order to ensure that the cash collateral is at least equal to 100% of the market value of securities loaned. The carrying values of securities loaned are unaffected by the transaction.

The fair value of the loaned securities was $132.6 million and $119.3 million at December 31, 2009 and 2008, respectively. At December 31, 2009 and 2008, the Company has recognized a liability for outstanding cash and bond collateral received (included in securities lending payable) of $135.3 million and $121.7 million, respectively.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued) NOTE 5 – INVESTMENTS (continued) Available-for-Sale Debt and Equity Securities (continued)

The cash collateral received is generally invested in short-term investments including fixed income and other securities with debt-like characteristics and is reported at estimated fair value. The change in fair value of invested collateral is adjusted through other comprehensive income, net of related deferred income taxes. The invested collateral is evaluated for other-than-temporary impairment by applying the same criteria used for other investments in debt securities held by the Company. At December 31, 2009 and 2008, the fair value of invested collateral was $46.8 million and $81.4 million, respectively.

The Company’s earnings with respect to its lending program were $0.4 million less expenses of $0.1 million in 2009, $0.9 million less expenses of $0.2 million in 2008, and $1.5 million less expenses of $0.4 million in 2007.

Trading Equity Securities

These securities represent investments by the Company in the mutual funds, or registered investment companies of The Sentinel Group Funds. Sentinel Asset Management Inc., a wholly owned subsidiary of the Company, has a contract with the Sentinel Group Funds, renewed annually, to manage the assets of the Funds. For the years ended December 31, 2009, 2008, and 2007 the equity securities held in the trading category recorded $0.2 million, $0.2 million, and $1.6 million of net investment income. The cost of trading securities held at December 31, 2009 and 2008 was $19.3 million and $21.4 million, respectively.

The total return on these equity investments is intended to offset the net appreciation or depreciation in value of certain defined contribution deferred compensation liabilities. The net change in deferred compensation liabilities is included in operating expenses.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued) NOTE 5 – INVESTMENTS (continued) Mortgage Loans and Real Estate

The distributions of mortgage loans and real estate at December 31 were as follows:

	2009	2008
Geographic Region
New England	2.7%	2.6%
Middle Atlantic	2.9	3.0
East North Central	17.2	17.6
West North Central	7.3	7.2
South Atlantic	22.2	21.9
East South Central	3.3	3.4
West South Central	16.0	15.1
Mountain	11.3	11.8
Pacific	17.1	17.4

Total	100.0%	100.0%

Property Type
Apartment	11.8%	12.1%
Retail	12.2	12.2
Office Building	46.8	46.1
Industrial	25.5	26.0
Hotel/Motel	0.5	0.5
Other Commercial	3.2	3.1

Total	100.0%	100.0%

Mortgage loans	$1,591,438	$1,676,877
Real estate	24,698	15,653
Total mortgage loans and real estate
(in thousands)	$1,616,136	$1,692,530

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued) NOTE 5 – INVESTMENTS (continued) Mortgage Loans and Real Estate (continued)

Mortgage loans and related valuation allowances at December 31 were as follows (in thousands):

2009	2008
Commercial loans	$1,601,598	$1,676,877
Related valuation allowances	(10,160)	–
Total	$1,591,438	$1,676,877

2009	2008	2007
Impaired loans:
Average total investment	$14,474	$ –	$ –
Interest income recognized	1,695	–	–
Interest received	1,558	–	–

During 2009, the Company reviewed loans where there were indicators of potential impairments based on certain criteria, including macro-economic factors and loan specific indicators in accordance with accounting guidance. As a result of this review, the Company established a valuation allowance of $6.6 million related to 4 loans. In addition, the Company established a loss contingency allowance of $3.6 million to cover estimated probable credit losses on a group of homogenous loans. As a result of these two loan valuation allowances, the Company recognized a $10.2 million reduction in net investment income for the year ended December 31, 2009. There was no loan valuation allowance established as of December 31, 2008.

Activity in the valuation allowances for mortgage loans for the years ended December 31 was as follows (in thousands):

	2009	2008	2007
Additions for impaired loans charged to realized losses	$ –	$ –	$ –
Changes to previously established valuation allowances	10,160	–	–
Increase in valuation allowances	10,160	–	–
Balance, beginning of year	–	–	–
Balance, end of year	$ 10,160	$ –	$ –

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued) NOTE 5 – INVESTMENTS (continued) Net Investment Income

The components of net investment income for the years ended December 31 were as follows (in thousands):

	2009	2008	2007
Debt securities interest	$ 660,090	$ 611,975	$ 575,215
Equity securities dividends	5,226	7,014	11,582
Mortgage loan interest	106,952	115,661	115,555
Policy loan interest	43,109	41,570	40,647
Real estate income	4,254	3,377	3,391
Options	129,372	(197,184)	1,959
Other investment income	3,120	5,468	20,814
Gross investment income	952,123	587,881	769,163
Less: investment expenses	(12,607)	(12,115)	(11,105)
Less: valuation allowance on mortgage loans	(10,160)	-	-
Net investment income	$ 929,356	$ 575,766	$ 758,058

Other investment income includes income distributions from unconsolidated partnership investments and the amortization of investments in affordable housing credits.

Net Realized (Losses) Gains

The following summarizes the components of net realized investment (losses), including other than temporary impairments, by investment category for the years ended December 31 (in thousands):

	2009	2008	2007
Debt securities	$ 2,351	$ (70,527)	$(21,517)
Equity securities	(10,853)	(34,666)	16,751
Mortgage loans	(218)	–	(95)
Real estate investments	2	310	(692)
Other invested assets	(15,410)	(1,111)	600
Total	$ (24,128)	$ (105,994)	$ (4,953)

Derivatives

The Company purchases OTC options and exchange-traded futures on the S&P 500 and Russell 2000 indexes to hedge obligations relating to indexed products. These instruments and their related indexed embedded derivative obligations do not qualify for hedge accounting and, therefore, changes in their fair value are included in the statements of operations. Call options purchased are included in other invested assets and are carried at fair value. Call options written are included in other liabilities and carried at fair value. Credit default swaps were purchased to hedge existing market exposure.

The Company purchases options only from highly rated counterparties. However, in the event a counterparty fails to perform, the Company’s loss would be equal to the fair value of the net options held from that counterparty. The Company held collateral from counterparties as secured OTC call options to mitigate a portion of this risk in the amount of $178.1 million. The company utilizes a scale based on credit rating of the counterparty to determine the appropriate amount of counterparty risk. As of December 31, 2009, there was no derivative counterparty exposure that exceeded $25 million net of collateral that exceeded $25 million.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued) NOTE 5 – INVESTMENTS (continued) Derivatives (continued)

Indexed annuity and life contracts are included in policyholder account liabilities and consist of a combination of underlying host contract and embedded derivative values. The embedded derivative component is based on the fair value of the contracts' expected participation in future increases in the S&P 500 or Russell 2000 indexes. The fair value of the embedded derivative component includes assumptions about future interest rates and interest rate structures, future costs for options used to hedge the contract obligations, projected withdrawal and surrender activity, and the level and limits on contract participation in any future increases in the S&P 500 or Russell 2000 indexes. The Company incorporated two additional requirements in determining the fair value of a financial liability: (1) reflection of the reporting company’s nonperformance risk and (2) reflection of a risk margin. The Company did not elect hedge accounting for any of those transactions.

The embedded derivative value was $864.1 million and $651.7 million at December 31, 2009 and 2008 respectively.

The Company credits interest on policyholder account liabilities based on S&P 500 and Russell 2000 index performance at participation rates and with certain caps on returns. These participation rates and caps are set each policy year. The Company economically hedges this annual exposure at the time the participation rates and caps are set by purchasing S&P 500 and Russell 2000 index based derivatives in an amount that approximates the obligation of the company to credit interest at the end of the year with adjustments for lapse assumptions. Since the options purchased are based on the same indexes that the crediting rates are based upon, they substantially offset the market risk associated with the crediting rate in the policy year being hedged. Since these movements are so closely correlated, there has not been any significant hedging ineffectiveness in the years ended December 31, 2009 and 2008.

The net notional amount of options purchased, options written, and those embedded in policy liabilities, all related to equity indexed products for the current policy year, is essentially zero. The notional amounts and the fair market value of options, futures, and credit default swaps at December 31 were as follows (in thousands):

	2009		2008
		Fair Market		Fair Market
	Notional	Value	Notional	Value
Options purchased
	$ 3,402,000	$ 697,128	$ 2,776,700 $	110,036
Options written
(included in other liabilities)	3,111,500	(460,907)	2,401,800	(71,652)
Futures purchased
(included in other invested assets)	29,373	4,121	27,311	2,962
Credit Default Swaps
(included in other assets/liabilities)	49,240	(1,636)	15,000	(939)
Net fair market value		$ 238,706		$ 40,407

NOTE 6 – REINSURANCE

The Company reinsures certain risks assumed in the normal course of business. For individual life products sold on or after August 16, 2004, the Company generally retains no more than $2.0 million of risk on any person (excluding accidental death benefits and dividend additions). For individual life products sold after 2001 but prior to August 16, 2004, the Company generally retains no more than $1.0 million of risk on any person (excluding accidental death benefits and dividend additions). On individual life business issued prior to 2002, the Company generally retains no more than $3.0 million of risk (excluding accidental death benefits and dividend additions). Reinsurance for life products is ceded under yearly renewable term, coinsurance, and modified coinsurance agreements with various reinsurers.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 6 – REINSURANCE (continued)

Disability income products are primarily reinsured under coinsurance and modified coinsurance agreements primarily with Unum Provident Corporation (“UNUM”). In February 2003, the Company

executed amendments to disability income reinsurance agreements with UNUM. Under the terms of the amendments, virtually all of the existing disability income coinsurance was converted to modified coinsurance. This change resulted in $286 million in cash and reinsurance liabilities being transferred to the Company from UNUM. The Company has agreed to pay UNUM an interest rate of 7% on the reserves held by the Company. All other rights and responsibilities outlined in the reinsurance agreements between the Company and UNUM remain in force.

In 2009, the Company changed from the 1980CSO mortality table to the 2001CSO mortality table for a reinsured block of policies relating to risk premium. The impact of the change was an increase in reserves of $4.1 million.

In 2008, a number of assumptions used in the calculation of the Company’s disability income reserves were revised, resulting in disability income reserves being increased by $13.1 million. This increase in reserves resulted in $9.6 million in cash being transferred to the Company from UNUM in 2008. The impact on the Company’s operations in 2008 was an increase in policy liabilities expense of $3.4 million.

Other income on the statements of operations includes income of $9.1 million, $6.9 million, and $10.8 million for 2009, 2008, and 2007, respectively, related to the Company’s disability income reinsurance. Such income is primarily offset by expenses incurred by the Company related to this block of business. Reserve transfers and interest payments under modified coinsurance agreements are included on the statements of operations as a component of increase in policy liabilities expense.

Interest costs included in reinsurance agreements in place at December 31, 2009 and 2008 are either fixed rate, or vary based solely on the Company's net investment income earnings rate. As such, these contracts do not pass through credit experience related to underlying pools of assets, and therefore do not contain embedded derivatives.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 6 – REINSURANCE (continued)

The effects of reinsurance for the years ended December 31 were as follows (in thousands). Transactions between the Closed Block and non-Closed Block operations have been excluded.

	2009	2008	2007
Insurance premiums:
Direct	$ 373,964	$ 388,867	$ 388,867
Reinsurance assumed	856	829	412
Reinsurance ceded	(65,827)	(67,226)	(68,550)
Total insurance premiums	$ 308,993	$ 322,470	$ 322,328

Increase in policy liabilities:
Direct	$ (26,994)	$ 20,803	$ 20,854
Reinsurance assumed	(2)	2	53
Reinsurance ceded	39,264	24,300	8,810
Total increase in policy liabilities	$ 12,268	$ 45,105	$ 29,717

Policy benefits:
Direct	$ 528,023	$ 482,090	$ 489,209
Reinsurance assumed	906	486	2,020
Reinsurance ceded	(101,711)	(76,508)	(79,962)
Total policy benefits	$ 427,218	$ 406,068	$ 411,267

Policyholders’ dividends:
Direct	$ 123,761	$ 115,541	$ 112,915
Reinsurance ceded	(1,479)	(1,743)	(1,818)
Total policyholders’ dividends	$ 122,282	$ 113,798	$ 111,097

The Company remains liable in the event any reinsurer is unable to meet its assumed obligations. The Company regularly evaluates the financial condition of its reinsurers and concentrations of credit risk of reinsurers to minimize its exposure to significant losses from reinsurer insolvencies.

Total life insurance inforce as of December 31, 2009 and 2008 was $60.5 billion and $59.4 billion, respectively.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 7 – DEFERRED POLICY ACQUISITION COSTS AND PRESENT VALUE OF FUTURE PROFITS OF INSURANCE ACQUIRED

The following reflects the changes in the deferred policy acquisition costs asset (in thousands):

	2009	2008	2007
Balance, beginning of year	$ 1,414,078	$ 969,875	$ 901,214
Acquisition costs deferred during the year	265,083	236,105	184,572
Amortization during the year	(166,385)	(160,675)	(118,168)
Adjustment through other comprehensive income
during the year	(456,947)	368,773	2,257
Balance, end of year	$ 1,055,829	$ 1,414,078	$ 969,875

Interest accrued on present value of future profits of insurance acquired (“PVFP”) was $2.2 million, $2.4 million, and $2.8 million for the years ended December 31, 2009, 2008, and 2007, respectively. The Company holds PVFP attributable to two purchased blocks of insurance, the first attributed to an indirect purchase of a two-thirds ownership interest in LSW in February 1996, the second attributed to the indirect purchase of the remaining third ownership interest in July 1999. The first block accrues interest at 5.95%; the second accrues interest at 5.58%. Amortization of PVFP was $2.5 million, $5.0 million, and $6.2 million for the years ended December 31, 2009, 2008, and 2007, respectively.

Projected amortization of PVFP during the next five years is as follows (in thousands):

Projected
Year	Amortization
2010	$4,600
2011	5,100
2012	4,700
2013	4,200
2014	3,800

Amortization is adjusted retrospectively for actual experience and when estimates of future profits are revised.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 8 – FEDERAL INCOME TAXES

The Company files income tax returns in the U.S. federal jurisdiction, and various states. The Company is no longer subject to U.S federal, state, and local income tax examinations by tax authorities for years prior to 2006.

The components of federal income taxes and a reconciliation of the expected and actual federal income taxes and income tax rates for the years ended December 31 were as follows (in thousands):

	2009		2008		2007
	Amount	Rate	Amount	Rate	Amount	Rate
Current	$49,490		($20,033)		$41,690
Deferred	(20,128)		12,193		6,411
Total income tax expense	$29,362		($7,840)		$48,101

Expected income taxes	$35,572	35.0%	2,632	35.0%	$57,162	35.0%
Dividends received deduction	(2,431)	(2.4)	(3,067)	(40.8)	(3,562)	(2.3)
Affordable housing tax credit	(4,093)	(4.0)	(4,596)	(61.1)	(4,905)	(3.2)
Corporate owned life insurance	(2,903)	(2.9)	(1,478)	(19.7)	(2,271)	(1.5)
Other, net	3,217	3.2	(1,331)	(17.7)	1,677	1.1
Total income tax expense	$29,362		($7,840)		$48,101
Effective federal income tax rate		28.9%		(104.3)%		29.1%

The Company paid $17.6 million, $8.5 million, and $37.8 million in federal income taxes during 2009, 2008, and 2007, respectively.

The Company implemented FIN 48 as of January 1, 2007. Total unrecognized tax benefits were $15.0 million at December 31, 2009, including $1.0 million that would impact net income if recognized.

A reconciliation of the beginning to ending amount of unrecognized tax benefits is as follows (in thousands):

	2009	2008

Balance, beginning of year	$14,740	$17,217
Additions/(reductions) based on tax positions related to current year	(1,697)	40
Additions/(reductions) based on tax positions related to prior years	2,294	(2,232)
Reductions to unrecognized tax benefits as a result of a lapse of	(327)	(285)
the applicable statute of limitations

Balance, end of year	$15,010	$14,740

Due to expiration of the statute of limitations, it is possible that approximately $3.5 million of an uncertain tax benefit related predominantly to reserves could be recognized within the next twelve months.

In 2007, the IRS completed federal exams for tax years ending prior to 2004. No changes to unrecognized tax benefits occurred due to the closing of these exams.

The Company recognizes interest and penalties accrued related to unrecognized tax benefits in tax expense. During the years ended December 31, 2009 and December 31, 2008, the Company has recognized approximately $0.5 million and $0.6 million in interest expense and penalties, respectively. The Company had approximately $1.3 million and $0.8 million accrued for interest and penalties at December 31, 2009 and 2008, respectively.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 8 – FEDERAL INCOME TAXES (continued)

Components of net deferred income tax assets at December 31 were as follows (in thousands):

	2009	2008
Deferred income tax assets:
Policy liabilities	$292,569	$ 247,373
Pension and other employee benefits	68,447	70,505
Debt and equity securities	6,058	17,294
Other invested assets	16,595	1,418
Net unrealized loss on available-for-sale securities	-	198,238
Loss carryforwards	6,043	5,246
Other	-	-
Total deferred income tax assets	389,712	540,074

Deferred income tax liabilities:
Deferred policy acquisition costs	321,437	288,908
Net unrealized gain on available-for-sale securities	28,599	-
Present value of future profits of insurance acquired	12,362	13,221
Property and equipment	9,037	8,371
Other	1,683	358
Total deferred income tax liabilities	373,118	310,858

Total net deferred income tax assets	$ 16,594	$ 229,216

Management believes it is more likely than not that the Company will realize the benefit of deferred tax assets. Therefore, no valuation allowance was recorded as of December 31, 2009 or 2008.

The Company has federal operating loss and capital loss carryforwards of $9.7 million and $7.6 million, respectively, at December 31, 2009. These losses are related to the non-life insurance companies and expire in 2029 and 2014 respectively.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 9 – BENEFIT PLANS

The Company sponsors a defined benefit pension plan covering substantially all employees. The plan is administered by the Company and is non-contributory, with benefits for National Life employees hired prior to July 1, 2001, based on an employee's retirement age, years of service, and compensation near retirement. Benefits for National Life employees hired after June 30, 2001, and other Company employees are based on the amount credited to the employee's account each year, which is a factor of the employee's age, service, and compensation, increased at a specified rate of interest. This pension plan is separately funded. Plan assets are primarily bonds and common stocks held in a Company separate account and funds invested in a general account group annuity contract issued by the Company. None of the securities held in the Company separate account were issued by the Company.

The Company also sponsors other pension plans, including a non-contributory defined benefit plan for general agents that provides benefits based on years of service and sales levels, a non-contributory defined supplemental benefit plan for certain executives, and a non-contributory defined benefit plan for retired directors. These defined benefit pension plans are not separately funded.

The Company sponsors four defined benefit postretirement plans that provide medical, dental, and life insurance benefits to retired employees, agency staff, agents and general agents. Spouses of participants generally qualify for the medical and dental plans. Substantially all employees who began service prior to July 1, 2001 may be eligible for medical, dental, and life insurance retiree benefits if they reach retirement age and meet certain minimum service requirements while working for the Company. Substantially all employees beginning service prior to January 1, 2005 may be eligible for life insurance retiree benefits if they reach retirement age and meet certain minimum service requirements while working for the Company. Agency staff employees may be eligible for life insurance retiree benefits if they reach retirement age and meet certain minimum service requirements while working for an Agency of the Company.

Most of the defined benefit postretirement plans are contributory, with retiree contributions adjusted annually, and contain cost sharing features such as deductibles and copayments. These postretirement plans are not separately funded, and the Company therefore pays for plan benefits from operating cash flows. The costs of providing these benefits are recognized as they are earned by employees.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 9 – BENEFIT PLANS (continued)

Information with respect to the defined benefit plans at December 31 was as follows (in thousands):

	Pension Benefits			Other Benefits
	2009	2008	2007	2009		2008	2007
Change in benefit obligation:
Benefit obligation, beginning of year	$ 267,363	$ 251,701	$ 249,907	$ 36,010	$ 33,205		$ 36,510
Service cost for benefits earned during the
period	5,464	5,991	4,929	929		1,254	1,119
Interest cost on benefit obligation	15,821	18,584	14,329	2,136		2,465	2,093
Plan participants’ contributions	–	–	–	406		352	347
Actuarial (gains) losses	5,438	10,111	(4,433)	501		2,280	(2,075)
Curtailment	–	–	–	–		–	(1,971)
Benefits paid	(17,631)	(19,024)	(13,031)	(3,087)		(3,546)	(2,818)
Benefit obligation, end of year	276,455	267,363	251,701	36,895		36,010	33,205
Change in plan assets:
Plan assets, beginning of year	112,727	148,450	131,705	–		–	–
Actual income on plan assets	24,311	(30,433)	21,614	–		–	–
Employer contributions	15,000	4,000	3,116	2,681		3,194	2,471
Plan participants’ contributions	–	–	–	406		352	347
Benefits paid	(7,902)	(9,290)	(7,985)	(3,087)		(3,546)	(2,818)
Plan assets, end of year	144,136	112,727	148,450	–		–	–
Funded Status	(132,319)	(154,636)	(103,251)	(36,895)		(36,010)	(33,205)
Unrecognized actuarial losses	–	–	–	2,844		–	–
Unrecognized prior service costs (benefits)	–	–	–	(1,433)		–	–
Net activity subsequent to measurement
date	–	–	2,057	–		–	–
Net amount recognized	$ (132,319)	$ (154,636)	$ (101,194)	$ (35,484)	$(36,010)		$ (33,205)

		Pension Benefits				Other Benefits
	2009	2008	2007	2009		2008	2007
Amounts recognized in the consolidated
balance sheet:
Pension and other post-retirement benefit
obligations liability	$ –	$ –	$ –	$ –		$ –	$ –
Accumulated other comprehensive income	–	–	–		–	–	–
Net amount recognized	–	–	–		–	–	–

Pension and other post-retirement benefit
obligations liability	$(132,319)	$(154,636)	$(101,194)	$(35,484)		$(36,010)	$(33,205)
	–	–	–		–	–	–
	–	–	–		–	–	–
Amounts recognized in accumulated other	–	–	–		–	–	–
comprehensive income consists of:
Net actuarial loss	$ 65,348	$ 82,283	$ 28,842	$ 2,844		$ 2,824	$ 490
Net prior service costs (benefits)	7	120	261	(1,433)		(1,618)	(1,849)
	$ 65,355	$ 82,403	$ 29,103	$ 1,411		$ 1,206	$ (1,359)

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 9 – BENEFIT PLANS (continued)

The total accumulated benefit obligation (“ABO”), the accumulated benefit obligation and fair value of plan assets for the Company’s pension plans with accumulated benefit obligation in excess of plan assets, and the projected benefit obligation and fair value of plan assets for pension plans with projected benefit obligations in excess of plan assets as of the measurement date was as follows:

	2009	2008	2007
Total Accumulated Benefit Obligation	$ 264,999	$ 254,171	$ 237,256
Plans with ABO in excess of plan assets:
ABO	264,999	254,171	237,256
Fair value of plan assets (1)	143,884	112,737	148,420
Plans with PBO in excess of plan assets:
PBO	276,455	267,363	251,701
Fair value of plan assets (1)	143,884	112,737	148,420

(1) The difference to total plan assets shown on the prior page is due to accrual for income and liabilities that are not carried at fair value.

The components of net periodic benefit cost for the years ended December 31 were as follows (in thousands):

		Pension Benefits			Other Benefits
	2009	2008	2007	2009	2008	2007
Service cost for benefits earned during the
period	$ 5,464	$ 4,793	$ 4,929	$ 929	$ 1,003	$ 1,164
Interest cost on benefit obligation	15,821	14,867	14,329	2,136	1,972	1,999
Expected (income) on plan assets	(8,751)	(11,245)	(9,926)	–	–	–
Net amortization of actuarial losses
(gains)	6,814	927	2,297	481	(43)	1,167
Amortization of prior service costs (benefits)
and plan amendments	113	113	121	(185)	(185)	(1,139)
Net periodic benefit cost (included in
operating expenses)	$ 19,461	$ 9,455	$ 11,750	$ 3,361	$ 2,747	$ 3,191

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 9 – BENEFIT PLANS (continued)

Other changes in plan assets and benefit obligations recognized in other comprehensive income:

		Pension Benefits			Other Benefits
	2009	2008	2007	2009	2008	2007

Net loss (gain)	$(10,121)	$ 54,600	–	$ 501	$ 2,280	–
Amortization of (gain)/loss	(6,814)	(1,158)		185	53
Amortization of prior service cost	(113)	(141)	–	(481)	231	–
Total recognized in net periodic benefit cost
and other comprehensive income	$(17,048)	$ 53,301	–	$ 205	$ 2,564	–

Over the next year, the estimated amount of amortization from accumulated other comprehensive income into net periodic benefit cost related to net actuarial losses and prior service benefit is $4.8 million and $0.1 million, respectively.

The Company modified its’ measurement of plan assets and benefit obligations to align with the Company’s fiscal year-end in accordance with ASC 715. The prior measurement date was October 1 preceding the date of the balance sheet. The amount of net periodic benefit cost from the period of October 1, 2007 to December 31, 2007, net of tax, was recognized as an adjustment to retained earnings for approximately $2.0 million.

The actuarial assumptions used in determining benefit obligations at the measurement dates were as follows:

		Pension Benefits		Other Benefits
	2009	2008	2007	2009	2008	2007
Discount rate	5.75%	6.00%	6.00%	5.75%	6.00%	6.00%
Rate of increase in future
compensation levels	3.0% - 6.5%	3.0% - 6.5%	3.0% - 6.5%

The weighted-average assumptions used to determine net periodic benefit cost:

		Pension Benefits		Other Benefits
	2009	2008	2007	2009	2008	2007
Discount rate	6.00%	6.00%	5.75%	6.00%	6.00%	5.75%
Rate of increase in future
compensation levels	3.0% - 6.5%	3.0% - 6.5%	3.0% - 6.5%
Expected long term
return on plan assets	7.50%	7.75%	7.75%

Additional minimum pension liabilities at December 31, 2007 and 2006, prior to the adoption of ASC 715 were $15.2 million and $32.6 million, respectively, for pension benefits where the excess of the ABO liability over the plan assets exceeded the accrued benefit cost. These liabilities were included, net of income tax effects of $5.3 million and $11.4 million, as a component of accumulated other comprehensive income in 2007 and 2006, respectively, prior to the adoption of ASC 715.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 9 – BENEFIT PLANS (continued)

Effective January 1, 2007, the Company closed its postretirement benefit plans for agents to new retirees. This change generated prior service benefits of $2.0 million and is being amortized over the remaining life expectancy of plan participants.

Included in the pension and other post-retirement benefit obligations liability as reported on the balance sheets are deferred compensation and employee disability liabilities of $31.6 million and $26.8 million as of December 31, 2009 and 2008, respectively.

Assumed health care cost trend rates at December 31, 2009:

Health care cost trend rate assumed for next year	6.5%
Rate to which the cost trend rate is assumed to decline	5%
Year that the rate reaches the ultimate trend rate	2012

Increasing the assumed HCCTR by one percentage point in each year would increase the accumulated postretirement benefit obligation (“APBO”) by about $3.1 million and increase the 2009 service cost component of net periodic postretirement benefit cost by about $0.2 million. Decreasing the assumed HCCTR by one percentage point in each year would reduce the APBO by about $2.6 million and the 2009 service cost component of net periodic postretirement benefit cost by about $0.1 million. The Company uses the straight-line method of amortization for prior service cost and unrecognized gains and losses.

The percentage distribution of the fair value of total plan assets held as of the measurement date is as follows:

Plan Asset Category	December 31, 2009	December 31, 2008
Bonds	36%	43%
Common stocks	61	53
Group annuity contract
and other	3	4
Total	100%	100%

Investments are selected pursuant to investment objectives, policy, and guidelines as approved by the Chief Investment Officer of the Company, the Asset Allocation Committee and ultimately the Company’s Board of Directors. The primary objective is to maximize long-term total return within the investment policy and guidelines. The Company’s investment policy for the plan assets is to maintain a target allocation of approximately 50%-75% equities, and 25%-50% bonds and other fixed income instruments when measured at fair value. Investments in the obligations of any one issuer, other than the United States of America government or its agencies, shall not exceed 5% of the total investment portfolio. Further, no more than 50% of the total investment portfolio shall be invested in any major industry group (for example, public utilities, industrial, mortgage-backed or asset-backed securities, etc.), and no more than 30% shall be invested in any sub-industry (for example, oil, gas, or steel).

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 9 – BENEFIT PLANS (continued)

The concentrations of credit risk associated with the plan assets are shown in the table below:

		2009
Common stocks – unaffiliated	Consumer Discretionary	$ 6,928
	Consumer Staples	6,122
	Energy	7,990
	Financials	7,263
	Health Care	10,852
	Industrials	10,482
	Information Technology	14,485
	Materials	6,253
	Telecommunication Services	1,071
	Utilities	595
	Equity Funds (1)	15,652
	Total common stocks	87,693
Long term bonds	Media	260
	US Government	45,643
	Total long term bonds	45,903
Short term investments	Money Market Funds - Banking	5,650
	US Government	934
	Total short term investments	6,584
Cash		2,748
General investment account		956
	Total investments (2)	$ 143,884

(1)	Consists of investments in the Company’s subsidiary SAMI.
(2)	The difference to total plan assets shown of $144,136 shown at the beginning of this footnote are accruals for income and liabilities.

The assets of the Company’s funded pension plan are held in the Company’s separate account and are included on the hierarchy in Note 4.

The valuation techniques used for the plan assets are:

Government obligations –U.S. government obligations consists primarily of FNMA and GNMA mortgage-backed securities and U.S treasuries. The fair value is of the MBS are valued using cash flow models based on appropriate observable inputs such as market quotes, yield curves, interest rates, and spreads. The fair value of U.S. treasuries are estimated based on observable broker bids from active market makers and inter-dealer brokers, as well as yield curves from dealers for same or comparable issues. U.S. treasury securities are actively traded and categorized in Level 1 of the fair value hierarchy.

Common stock - Fair values of common stocks are based on unadjusted quoted market prices from pricing services as well as primary and secondary brokers/dealers. Common stocks are categorized into Level 1 of the fair value hierarchy.

Corporate bonds – Corporate bonds are valued using cash flow models based on appropriate observable inputs such as market quotes, yield curves, interest rates, and spreads. These securities are categorized in Level 2 of the fair value hierarchy.

Short term investments - Short term investments consist of mutual funds invested in money market and government agencies. Short term investments in money market funds are categorized in Level 1 of the hierarchy, whereas short term investments in government agencies, which are not traded daily, are categorized in Level 2 of the hierarchy.

General investment account – This category consists of an investment in a National Life annuity contract. The contract is carried at amortized cost, which approximates fair value. These assets are categorized in Level 2 of the hierarchy.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 9 – BENEFIT PLANS (continued)
				Not
				Presented
Assets (in 000s)	Level 1	Level 2	Level 3	at Fair Value	Total
U.S. government obligations	$ 14,818	$ -	$ -	$ -	$ 14,818
Common stock	87,693	-	-	-	87,693
Corporate bonds	-	260	-	-	260
Mortgage-backed securities	-	30,825	-	-	30,824
Cash	2,748	-	-	-	2,748
Short term investments	5,650	934	-	-	6,584
General account	-	956	-	-	956
Accrued income	-	-	-	292	292
Total Assets	$ 110,909	$ 32,975	$ -	$ 292	$ 144,176
Liabilities (in 000s)
Total liabilities	-	-	-	40	40
Total Plan Assets	$ 110,909	$ 32,975	$ -	$ 252	$ 144,136

The Company’s expected long-term rate of return of 7.50% is based upon an expected return on stock investments of 10%-11%, and a weighted expected return of 5%-6% on fixed income investments. These projections were based on the Company’s historical and projected experience and on long term projections by investment research organizations.

Projected benefit payments for defined benefit obligations, and for projected Medicare Part D reimbursements for each of the five years following December 31, 2009, and in aggregate for the five years thereafter is as follows (in thousands):

	Projected Pension	Projected Other	Projected Medicare
Year	Benefit Payments	Benefit Payments	Part D Reimbursements
2010	$18,269	$ 2,718	$ 289
2011	19,038	2,807	307
2012	19,044	2,860	326
2013	19,493	2,916	341
2014	20,046	2,950	361
2015-2019	106,737	15,131	2,034

The Company’s general policy is to contribute the regulatory minimum required amount into its separately funded defined benefit pension plan. However, the Company may elect to make larger contributions subject to maximum contribution limitations. The Company’s expected contribution for 2010 into its separately funded defined benefit pension plan is estimated at $10.4 million.

The Company provides employee thrift and 401(k) plans for its employees. For employees hired prior to July 1, 2001, up to 3% of an employee's salary may be invested by the employee in a plan and matched by funds contributed by the Company subject to applicable maximum contribution guidelines. Employees hired prior to July 1, 2001, and below specified levels of compensation also receive a foundation contribution of 1.5% of compensation. Employees beginning service after June 30, 2001 will receive a 50% match on up to 6% of an employee’s salary, subject to applicable maximum contribution guidelines. Additional employee voluntary contributions may be made to the plans subject to contribution guidelines. Vesting and withdrawal privilege schedules are attached to the Company’s matching contributions.

The Company also provides a 401(k) plan for its regular full-time agents whereby accumulated funds may be invested by the agent in a group annuity contract with the Company or in mutual funds (several of which are sponsored by a subsidiary of SAMI). Total annual contributions cannot exceed certain limits which vary based on total agent compensation. No company contributions are made to the plan.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 9 – BENEFIT PLANS (continued)

The Company provides non-qualified defined contribution deferred compensation plans for certain employees and agents. These plans are not separately funded. Costs associated with these plans are included in operating expenses. Liabilities for these plans are included in pension and other post-retirement benefit obligations.

NOTE 10 – GOODWILL AND OTHER INTANGIBLES

The Company had $7.7 million and $8.3 million of goodwill and $45.7 million and $47.9 million of intangible assets at December 31, 2009 and December 31, 2008, respectively. The goodwill and intangible balances represent the Company’s acquisition of partnership interests and other mutual funds to enhance its’ asset management business under Sentinel.

In accordance with ASC 350, goodwill is not amortized but is tested annually for impairment. The intangibles acquired are considered to have an indefinite useful life and are also tested annually for impairment. In 2009 and 2008, there were no impairments recorded. The goodwill and intangible asset balances were reduced by $0.6 million and $2.2 million, respectively, as the purchase price for several of the acquisitions were estimated based on certain assumptions about asset performance. The actual asset performance resulted in a decrease of the purchase price.

Rollforward of Goodwill and Intangibles Balances (amounts in thousands)

Goodwill balance – 2007	$ 8,181
Acquisitions	142
Goodwill balance – 2008	8,323
Purchase price adjustments	(592)
Goodwill balance – 2009	$ 7,731

Intangible balance – 2007	$ 23,348
Acquisitions	24,504
Intangible balance – 2008	47,852
Purchase price adjustments	(2,172)
Intangible balance – 2009	$ 45,680

NLV FINANCIAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 11 – DEBT

Debt consists of the following (in thousands):
	2009	2008
7.5% Senior Notes:	$ 199,205	$ 199,675
$200 million, maturing August 2033, interest payable semiannually on
February 15 and August 15. The notes are unsecured and
subordinated to any existing or future indebtedness of NLVF and its subsidiaries.

6.5% Senior Notes:	68,014	74,453
$75 million, maturing March 2035, interest payable semiannually on
March 15 and September 15. The notes are unsecured and
subordinated to any existing or future indebtedness of NLVF and its subsidiaries.

Note Payable:	20,619	20,619
$20.6 million, callable at par on May 15, 2010, and maturing on May
15, 2033. The note is unsecured and subordinate to all current and future obligations. The interest rate floats based on LIBOR and resets quarterly.

10.5% Surplus Notes:	200,000	–
$200 million, maturing September 15, 2039, interest payable
semiannually on March 15 and September 15. The notes are
unsecured and subordinated to any existing or future indebtedness of
National Life.

Total debt	$ 487,838	$ 294,747

In 2009, the Company’s subsidiary National Life repurchased $7.0 million of the 6.5% senior note issued by NLVF with a gain of $3.1 million which is included in net investment income. The purchase reduced the NLVF outstanding balance to $68.0 million at December 31, 2009.

Interest paid on the 7.5% senior notes was $15.0 million in 2009, 2008, and 2007. Interest paid on the 6.5% senior notes was $4.9 million in 2009, 2008 and 2007. Interest paid on the $20.6 million note payable was $1.0 million, $1.6 million, and $1.8 million in 2009, 2008, and 2007, respectively.

On September 18, 2009, National Life issued surplus notes with a principal balance of $200 million, bearing interest at 10.50% and a maturity date of September 15, 2039. The notes were issued pursuant to Rule 144A under the Securities Act of 1933, as amended, and are administered by The Depository Trust Company. The interest on these notes is scheduled to be paid semiannually on March 15 and September 15 of each year. Interest accrued on the debenture in 2009 was $5.7 million.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 11 – DEBT (continued)

The notes are unsecured and subordinated in right of payment to all present and future indebtedness, policy claims and prior claims and rank pari passu with any future surplus notes and any other similarly subordinated obligations. Each payment of interest on or principal of the notes, and any redemption payment, may be made only with the prior approval of the Vermont Commissioner, which approval will only be granted if, in the judgment of the Vermont Commissioner, the financial condition warrants the making of such payments. The notes shall not be entitled to any sinking fund.

The company capitalized debt costs of $2.6 million in 2009 related to the 10.5% surplus note issuance.

The Company has a $25 million line of credit with State Street Bank, based on an adjustable rate equal to LIBOR plus 125 basis points. The outstanding balance on the line of credit was $0 as of December 31, 2009 and 2008.

In 2008, the Company became a member of the Federal Home Loan Bank of Boston (“FHLB”). This membership, which required an investment of $6.1 million in the common stock of FHLB provides the Company with access to a secured asset-based borrowing capacity of $2.0 billion. The outstanding balance on this borrowing facility was $0 at both December 31, 2009 and 2008.

NOTE 12 – COMMITMENTS AND CONTINGENCIES

During 1997, several class action lawsuits were filed against the Company in various states related to the sale of life insurance policies during the 1980’s and 1990’s. The Company specifically denied any wrongdoing. The Company agreed to a settlement of these class action lawsuits in June 1998. This agreement was subsequently approved by the court in October 1998. The settlement provides class members with various policy enhancement options and new product purchase discounts. Class members could have pursued alternative dispute resolution according to predetermined guidelines. Qualifying members could also opt out of the class action and pursue litigation separately against the company. Most of the alternative dispute resolution cases had been settled by December 31, 2000. Management believes that while the ultimate cost of this litigation (including those who opted out of the class action) is still uncertain, it is unlikely to have a material adverse effect on the Company’s financial position.

In the ordinary course of business, the nature of the Company’s business subjects it to claims, litigation, arbitration proceedings and governmental examinations. In recent years, life insurance companies, securities broker-dealers and other vendors of financial products have been named as defendants in lawsuits, including class action lawsuits, relating to life insurance and annuity pricing and sales practices and suitability claims from brokerage clients. While the Company cannot predict the outcome of any pending or future litigation or examination, it does not believe that any pending matter, individually or in the aggregate, will have a material adverse effect on its business or financial condition or results of operations.

The Company currently leases rights to the use of certain data processing hardware and software from Perot Systems Corporation, Plano, Texas. The following is a schedule of future minimum lease payments as of December 31, 2009 (in thousands). At February 18, 2011, the Company has the option to renew the contract at a reduced rate through February 18, 2013.

Operating
Year	Leases
2010	$ 4,852
2011	4,718
2012	4,199
2013	683
Total minimum lease payments	$ 14,452

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 12 – COMMITMENTS AND CONTINGENCIES (continued)

The Company has a multi-year contract for information systems application and infrastructure services from Keane, Inc., Boston, Massachusetts. The contract became effective on February 1, 2004 and expires January 31, 2014. The Company’s remaining obligation under the contract as of December 31, 2009 (in millions):

Contract
Year	Obligation
2010	$ 15,709
2011	16,337
2012	16,991
2013	17,670
2014	1,531
Total minimum lease payments	$ 68,238

Unfunded Commitments - The Company had outstanding commitments totaling $73.7 million and $91.9 million of unfunded partnership commitments as of December 31, 2009 and 2008, respectively. These capital commitments may be called by the partnership during the commitment period (on average two to five years) to fund the purchase of new investments and partnership expenses. Once the commitment period expires, the Company is under no obligation to fund the remaining unfunded commitment but may elect to do so. The Company has no other unfunded commitments.

NOTE 13 – NATIONAL LIFE CLOSED BLOCK

The Company established and began operating the Closed Block on January 1, 1999. The Closed Block was established pursuant to regulatory requirements as part of the reorganization into a mutual holding company corporate structure. The Closed Block was established for the benefit of policyholders of participating policies inforce at December 31, 1998, and includes traditional dividend paying life insurance policies, certain participating term insurance policies, dividend paying flex premium annuities, and other related liabilities. The Closed Block’s primary purpose is to protect the policy dividend expectations related to these policies. The Closed Block is expected to remain in effect until all policies within the Closed Block are no longer inforce. Assets assigned to the Closed Block at January 1, 1999, together with projected future premiums and investment returns, are reasonably expected to be sufficient to pay out all future Closed Block policy benefits, expenses, and taxes. Such benefits include dividends paid out under the current dividend scale, adjusted to reflect future changes in the underlying experience. The assets and liabilities allocated to the Closed Block are recorded in the Company’s financial statements on the same basis as other similar assets and liabilities. Based on current projections, Closed Block assets are sufficient to meet all future obligations. The Company remains contingently liable for all contractual benefits and expenses of the Closed Block.

If actual cumulative Closed Block earnings are greater than expected cumulative earnings, only the expected earnings will be recognized in net income of the Company. Actual cumulative earnings in excess of expected earnings represent undistributed earnings attributable to Closed Block policyholders.

These excess earnings are recorded as a policyholder dividend obligation (included in policyholders' dividend liability) to be paid to Closed Block policyholders unless offset by future results that are less than expected. If actual cumulative performance is less favorable than expected, only actual earnings will be recognized in income. A policyholder dividend obligation for distribution of accumulated excess earnings of $17.5 million and $15.5 million was required at December 31, 2009 and 2008, respectively. Similarly, unrealized (losses) gains on Closed Block investments may increase (decrease) a policyholder dividend obligation liability. Unrealized gains in the Closed Block generated a policyholder dividend obligation of $71.3 million at December 31, 2009 and unrealized losses in the Closed Block reduced the policyholder dividend obligation by ($15.5) million at December 31, 2008. These gains (losses) and their related policyholder dividend obligation and income tax offsets are included in other comprehensive income. The

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 13 – NATIONAL LIFE CLOSED BLOCK (continued)

total policyholder dividend obligation included in policyholders' dividends liability at December 31, 2009 and 2008 was $88.8 million and $0.0 million, respectively.

Summarized financial information for the Closed Block effects included in the consolidated financial statements as of December 31, 2009 and 2008, and for the three years ended December 31, 2009, is as follows (in thousands):

	2009	2008

Liabilities:
Policy liabilities and accruals	$ 3,740,406	$ 3,700,557
Securities lending payable	15,428	21,981
Other liabilities	315	948
Total liabilities	$ 3,756,149	$ 3,723,486

Assets:
Cash	$ 8,809	$ 5,208
Short term investments	15,400	6,200
Securities lending invested collateral	5,231	14,710
Available-for-sale debt and equity securities	2,496,857	2,354,236
Available-for-sale debt securities on loan	15,113	21,530
Other invested assets	674	632
Mortgage loans	301,247	322,448
Policy loans	482,785	497,693
Accrued investment income	41,613	43,999
Premiums and fees receivable	11,109	11,551
Other assets	92,752	107,827
Total assets	$ 3,471,590	$ 3,386,034

Excess of reported closed block liabilities over closed block
assets	$ 284,559	$ 337,452
Closed block accumulated other comprehensive loss
represented above	–	(38,563)
Unrealized loss and liabilities	$ 284,559	$ 298,889

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 13 – NATIONAL LIFE CLOSED BLOCK (continued)

	2009	2008	2007

Revenues:
Premiums and other income	$ 200,595	$ 207,414	$ 210,757
Net investment income	192,896	207,700	209,423
Net investment loss	8,569	(8,057)	(347)

Total revenues	$ 402,060	$ 407,057	$ 419,833

Benefits and Expenses:
Decrease in policy liabilities	(46,603)	(22,622)	(32,564)
Policy benefits	290,586	275,572	297,005
Policyholders' dividends	117,244	110,706	109,037
Interest credited to policyholder account liabilities	10,051	10,176	10,403
Operating expenses	6,931	8,423	8,067
Commission expenses	1,803	1,927	2,320

Total benefits and expenses	$ 380,012	$ 384,182	$ 394,268

Pre-tax results of operations	22,048	22,875	25,565

Income taxes	7,718	8,842	8,947

Closed block results of operations
	$ 14,330	$ 14,033	$ 16,618

Other comprehensive income:
Unrealized loss	38,563	(38,563)	–
Total closed block comprehensive income	$ 52,893	$ (24,530)	$ 16,618

Excess of reported closed block liabilities over
closed block assets:
Beginning of year	337,452	312,922	329,540
Closed block comprehensive income (loss)	52,893	(24,530)	16,618
End of year	$ 284,559	$ 337,452	$ 312,922

Amortized cost of bonds held by the Closed Block at December 31, 2009 and 2008 were $2,430.7 million and $2,439.1 million, respectively.

Participating insurance in force within the Closed Block was $9.3 billion and $8.5 billion at December 31, 2009 and 2008, respectively.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 13 – NATIONAL LIFE CLOSED BLOCK (continued)

Many expenses related to Closed Block policies and operations, including amortization of policy acquisition costs, are charged to operations outside the Closed Block; accordingly, the contribution from the Closed Block presented above does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside the Closed Block are therefore disproportionate to the actual business outside the Closed Block.

NOTE 14 – STATUTORY INFORMATION AND RESTRICTIONS

The Company’s insurance operations, domiciled in the states of Vermont for National Life and Texas for LSW prepare statutory financial statements in accordance with statutory accounting principles (“SAP”) prescribed or permitted by the insurance departments of the states of domicile. Prescribed statutory accounting principles include the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (“NAIC”) as well as state laws, regulations and general administrative rules applicable to all insurance enterprises domiciled in a particular state. Permitted statutory accounting practices include practices not prescribed by the domiciliary state, but allowed by the domiciliary state regulatory authority.

Concurrent with the conversion to a stock life insurance Company, National Life created a closed block of insurance and annuity policies (the “Closed Block”). Prior to the conversion, policyowners held policy contractual and membership rights from National Life. The contractual rights, as defined in the various insurance and annuity policies, remained with National Life after the conversion. This reorganization was approved by policyowners of National Life and was completed with the approval of the Commissioner of the Vermont Department of Banking, Insurance, Securities, and Health Care Administration (the “Commissioner”). Membership interests held by policyowners of National Life at December 31, 1998, were converted to membership interests in NLHC, a mutual insurance holding Company created for this purpose.

Under the provisions of the reorganization of National Life from a mutual to a stock life insurance company, National Life issued 2.5 million common stock $1 par shares to its parent, NLVF, as a transfer from retained earnings. There were no dividends paid or declared in 2009 or 2008 by National Life, NLVF, or NLHC. Dividends declared by National Life in excess of the lesser of ten percent of statutory surplus or statutory net gain from operations require pre-approval by the Commissioner.

The New York Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance Company and for determining solvency under the New York Insurance Law. No consideration is given by the New York Insurance Department to financial statements prepared in accordance with GAAP in making such determinations.

National Life’s statutory surplus was $1,134.2 million and $792.2 million at December 31, 2009 and 2008, respectively. Statutory net income (loss) was $(11.4) million and $(4.9) million in 2009 and 2008, respectively.

NOTE 15 – PARTICIPATING LIFE INSURANCE

Participating life insurance inforce was 47.4% and 49.3% of the face value of total insurance inforce at December 31, 2009 and 2008, respectively. The premiums on participating life insurance policies were 41.6%, 43.3%, and 48.2% of total individual life insurance premiums in 2009, 2008, and 2007, respectively.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 16 – ACQUISITION OF CITIZENS FUNDS

Effective April 4, 2008 Sentinel Asset Management (SAMI) entered into a reorganization of eight Citizens Funds with Citizens Advisers Inc., whereby SAMI purchased assets relating to Citizens Advisors, Inc. (“Citizens”) business of providing investment advisory and investment management services to the Citizens Balanced, Core Growth, Emerging Growth, Global Equity, Income, Money Market and Small Cap Core Growth Funds. The transaction included an exchange of assets of approximately $738 million and was recorded under the purchase method of accounting as outlined under ASC 805. The total cost of the transaction was $24.6 million and included a direct transaction cost component of $1.6 million and a purchase price component of $23.0 million. Under ASC 805 the cost of the transaction is considered to be the fair value of the exchange and no gain or loss was recognized. The cost of the transaction was capitalized by the Company as a combination of goodwill and other intangible assets. In 2009, the Company reduced the goodwill and intangibles for Citizens by $2.3 million to $22.3 million as the purchase price for the acquisition was estimated based on certain assumptions about asset performance that were not met.

Part C: OTHER INFORMATION

Item 26. Exhibits

(a)	Resolutions of the Board of Directors of National Life Insurance Company ("Depositor") authorizing establishment of National Variable Life Insurance Account ("Registrant") (1)
(b)	Not applicable
(c)(1)	Form of Distribution Agreement between National Life Insurance Company and Equity Services, Inc (14)
(c)(2)	Form of Selling Agreement (14)
(d)(1)	Specimen VariTrak Policy Form (6)
(d)(2)	Rider for Guaranteed Insurability Options (6)
(d)(3)	Rider for Waiver of Monthly Deductions (6)
(d)(4)	Rider for Accidental Death Benefit (6)
(d)(5)	Rider for Guaranteed Death Benefit (6)
(d)(6)	Specimen VariTrak (NY) Policy Form (3)
(d)(7)	Specimen VariTrak (NY - Unisex) Policy Form (3)
(d)(8)	NY Rider for Guaranteed Insurability Options (3)
(d)(9)	NY Rider for Waiver of Monthly Deductions (3)
(d)(10)	NY Rider for Accidental Death Benefit (3)
(d)(11)	Form of Additional Protection Benefit Rider (8)
(d)(12)	Form of Long Term Care - Chronic Illness Rider (8)
(d)(13)	Form of Long Term Care Insurance Rider (10)
(d)(14)	No Lapse Guarantee Rider (9)
(d)(15)	Limited Power of Attorney(11)
(d)(16)	Endorsement to the Payment Options (14)
(d)(17)	Accelerated Benefits Rider for Terminal Illness (14)
(d)(18)	Accelerated Benefits Rider for Covered Chronic Illness (14)
(d)(19)	Endorsement to the Premium Allocation Provision (14)
(d)(20)	Endorsement to the Surrender Charges Provision (14)
(d)(21)	Overloan Protection Rider (16)
(d)(22)	Endorsement to Remove the Maturity at 99 Provision(17)
(d)(23)	No Lapse Guarantee Rider (Florida) (20)
(d)(24)	No Lapse Guarantee Rider (Maryland) (20)
(d)(25)	Rider for Waiver of Monthly Deductions (Pennsylvania) (20)
(e) (1)	VariTrak Application Form (14)
(e) (2)	VariTrak (NY) Application Form (3)
(e) (3)	9212 Life Insurance Application(17)
(f)(1)	National Life Insurance Company's Charter documents (14)
(f)(2)	National Life Insurance Company's By-laws (14)
(g)(1)	Reinsurance Agreement - National Life Insurance Company and xxx, effective September 1, 1997 (12)
(g)(2)	Automatic and Facultative YRT Reinsurance Agreement - National Life Insurance Company and xxx,
effective January 1, 2002 (11)
(g)(3)	Automatic Modified -Coinsurance (Mod-Co) Reinsurance and Service Agreement - National Life
Insurance Company and xxx, effective December 31, 1998 (11)
(g)(4)	Automatic and Facultative Yearly Renewable Term Reinsurance Agreement - National Life Insurance
Company and xxx, effective January 1, 2002 (11)
(g)(5)	Automatic Yearly Renewable Term Reinsurance Agreement - National Life Insurance Company and xxx,
effective May 1, 1999 (11)
(g)(6)	Reinsurance Agreement - National Life Insurance Company and xxxx, effective April 1, 1993 (11)
(g)(7)	Reinsurance Agreement - National Life Insurance Company and xx, effective October 1, 1994 (11)
(g)(8)	Mod Co Reinsurance Agreement between National Life Insurance Company and xxx, as amended through
September 1, 2002(17)
(g)(9)	Reinsurance Agreement between National Life Insurance Company and xxx, effective October 16, 2001
(17)
(g)(10)	Reinsurance Agreement between National Life Insurance Company and xxx, effective as amended through
June 1, 2002 (17)
(g)(11)	Reinsurance Agreement between National Life Insurance Company and xxx, effective July 22, 2002 (17)
(g)(12)	Reinsurance Agreement between National Life Insurance Company and xxx, effective November 1, 2005
(15)

(g)(13)	Reinsurance Agreement between National Life Insurance Company, Life Insurance Company of the
Southwest and xxx, effective July 1, 2008 (25)
(g)(14)	Automatic YRT Reinsurance Agreement between National Life Insurance Company and xxx, effective
September 1, 2008 (25)
(g)(15)	Automatic and Facultative YRT Reinsurance Agreement between National Life Insurance Company and
xxx, effective December 1, 2008 (25)
(g)(16)	Automatic Self Administered YRT Reinsurance Agreement between National Life Insurance Company and xxx, effective July 1, 2006 (25)
(h)(1)	Form of Participation Agreement - Alger American Fund, National Life insurance Company and Fred
Alger and Company (2)
(a) Amendment No. 2 to Participation Agreement- Alger American Fund, National Life Insurance
Company dated November 18, 1998 (18)
(h)(2)	Form of Shareholder Service Agreement between National Life Insurance Company and American
Century Investment Management, Inc. (4)
(a) Form of Amendment to Shareholder Services Agreement (12)
(h)(3)	Form of Participation Agreement between National Life Insurance Company and Neuberger & Berman
Advisers Managers Trust (5)
(a)Form of Amendment to Participation Agreement (12)
(b) Amendment to Participation Agreement dated June 2, 2008 (22)
(h)(4)	Participation Agreement between National Life Insurance Company and The Dreyfus Socially Responsible
Growth Fund, Inc. (7)
(a)Form of Amendment to Participation Agreement (12)
(b) Supplemental Agreement to the Participation Agreement entered into April 16, 2007 (17)
(h)(5)	Participation Agreement between Sentinel Variable Products Trust, National Life Insurance Company and
Equity Services, Inc. (10)
(h)(6)	Form of Amended and Restated Participation Agreement among Variable Insurance Products Funds,
Fidelity Distributors Corporation and National Life Insurance Company (12)
(a)Amendment to Participation Agreement dated May 18, 2007 (18)
(h)(7)	Form of Participation Agreement - National Life Insurance Company, Franklin Templeton Variable
Insurance Products Trust and Franklin Templeton Distributors, Inc. (12)
(a) Amendment to Participation Agreement dated June 1, 2007 (19)
(b) Amendment Number 2 dated October 30, 2008 to the Participation Agreement between National Life
Insurance Company, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton
Distributors, Inc. (22)
(h)(8)	Form of Participation Agreement among T. Rowe Price Equity Services, Inc., T. Rowe Price Investment
Services, Inc. and National Life Insurance Company (12)
(a) Amendment to the Participation Agreement among T. Rowe Price Equity Services, Inc., T. Rowe Price
Investment Services, Inc. and National Life Insurance Company dated 9/24/08 (22)
(h)(9)	Form of Participation Agreement - National Life Insurance Company, Scudder Variable Series II, Scudder
Distributors, Inc. and Deutsche Investment Management Americas, Inc. (12)
(a) Supplemental Agreement to the Participation Agreement entered into March 12, 2007 (17)
(h)(10)	Form of Participation Agreement - AIM Variable Insurance Funds, A I M Distributors, Inc., National Life
Insurance Company and Equity Services, Inc. (13)
(h)(11)	Form of Participation Agreement – Wells Fargo Variable Trust, Wells Fargo Funds Distributor, LLC and
National Life Insurance Company (14)
(h)(12)	Participation agreement among National Life Insurance Company, Equity Services , Inc. and
ALLIANCEBERNSTEIN L.P. AND ALLIANCEBERNSTEIN INVESTMENTS, INC. dated as of
September 2, 2008 (22)
(h)(13)	Participation Agreement among National Life Insurance Company and Oppenheimer dated October
November 11, 2008 (22)
(h)(14)	Participation Agreement among VAN ECK WORLDWIDE INSURANCE TRUST, VAN ECK
SECURITIES CORPORATION, VAN ECK ASSOCIATES CORPORATION and NATIONAL LIFE
INSURANCE COMPANY dated December 1, 2008 (22)
(h)(15)	Participation Agreement among National Life Insurance Company, JPMorgan Insurance Trust, JPMorgan
Investment Advisors Inc., J.P. Morgan Investment Management Inc. and JPMorgan Funds Management,
Inc. dated April 24, 2009 (24)

(i)(1)	Administrative Services Agreement among National Life Insurance Co. and AIM Advisors, INC. dated
April 30, 2004 (18)
(i)(2)	Service Agreement among National Life Insurance Co. and Fred Alger Management, Inc. as amended through June 1, 1997 (18)
(i)(3)	Shareholder Services Agreement as amended through May 19, 2004 among National Life Insurance Co.
and American Century Investment Management (18)
(i)(5)	Administrative Services Agreement as amended through November 8, 2000 among National Life
Insurance Co. and Dreyfus Corporation (18)
(i)(6)	Service Agreement among National Life Insurance Co. and Fidelity Investments Institutional Operations
Company, Inc. dated April 1, 2000 (18)
(i)(7)	Sub- License Agreement among National Life Insurance Co. and Fidelity Distributors Corp. effective April
30, 2004 (18)
(i)(8)	Administrative Services Agreement among Franklin Templeton Services, LLC and National Life Insurance
Co. dated May 1, 2004 (18)
(b) Amendment Number 1 dated October 30, 2008 to the Administrative Services Agreement (22)
(i)(9)	Services Distribution Agreement as supplemented through May 1, 2004 among National Life Insurance
Co. and T. Rowe Price Investment Services, Inc. (18)
(i)(10)	Service Agreement as amended through October 1, 2001 among National Life Insurance Co. and
Neuberger Berman Management Inc. (18)
(a) Amendment to Service Agreement dated June 2, 2008 among National Life Insurance Co. and
Neuberger Berman Management Inc. (23)
(i)(11)	Service Agreement among VAN ECK WORLDWIDE INSURANCE TRUST, VAN ECK SECURITIES
CORPORATION, VAN ECK ASSOCIATES CORPORATION and NATIONAL LIFE INSURANCE
COMPANY dated December 1, 2008. (22)
(i)(12)	Services Agreement dated October 22, 2008 among National Life Insurance Co. and Deutsche Investment
Management Americas Inc. (25)
(i)(13)	Supplemental Payment Agreement between National Life Insurance Company, JPMorgan Investment
Advisors Inc. and J.P. Morgan Investment Management Inc dated April 24, 2009 (25)
(j)(1)	Rule 22c-2 Agreement- National Life Insurance Company and Fred Alger & Company entered into April
16, 2007 (17)
(j)(2)	Rule 22c-2 Agreement among Aim Investment Services, Inc. and National Life Insurance Company
entered into March 16, 2007(17)
(j)(3)	Rule 22c-2 Agreement among American Century Investment Services, Inc. and National Life Insurance
Company entered into October 16, 2006(17)
(j)(4)	Rule 22c-2 Agreement among Fidelity Distributors Corporation and National Life Insurance Company
effective October 16, 2007(17)
(j)(5)	Rule 22c-2 Agreement among Franklin Templeton Variable Insurance Products Trust and National Life
Insurance Company entered into April 16, 2007(17)
(j)(6)	Rule 22c-2 Agreement among Neuberger Berman Family of Funds and National Life Insurance Company
entered into October 1, 2006(17)
(j)(7)	Rule 22c-2 Agreement among T. Rowe Price Services, Inc. and National Life Insurance Company entered into April 16, 2007(17)
(j)(8)	Rule 22c-2 Agreement among Wells Fargo Advantage Funds and National Life Insurance Company
entered into October 16, 2006(17)
(j)(9)	Data Sharing Agreement among SunGard Institutional Products Inc. and National Life Insurance Co. dated
October 12, 2007 (19)
(j)(10)	Information Sharing agreement among Sentinel Variable Products Trust and National Life Insurance
Company dated April 7, 2007 (25)
(j)(11)	Rule 22c-2 Agreement among VAN ECK WORLDWIDE INSURANCE TRUST, VAN ECK
SECURITIES CORPORATION, VAN ECK ASSOCIATES CORPORATION and NATIONAL LIFE
INSURANCE COMPANY dated December 1, 2008 (22)
(k)	Opinion and Consent of Counsel (25)
(l)	Actuarial Opinion and Consent
(m)	Calculation
(n)(1)	Consent of PricewaterhouseCoopers LLP, Auditors
(n)(2)	Consent of Sutherland Asbill & Brennan LLP
(o)	Not applicable

(p)	Not applicable
(q)	Redeemability exemption: Memorandum describing issuance, transfer and redemption procedures
(r)	Powers of Attorney (25)
(s)	Pledge And Security Agreement, dated as of January 1, 1999 made By NLV Financial Corporation And
National Life Insurance Company. (23)
(t)	Keep Well Agreement, dated as of January 1, 1999 made By NLV Financial Corporation And National
Life Insurance Company. (23)

(1)	Incorporated herein by reference to Pre-Effective Amendment No. 2 to Form S-6 Registration
Statement for National Variable Life Insurance Account (Sentinel Benefit Provider - File No. 333-
67003) filed on February 11, 1999.
(2)	Incorporated herein by reference to Post-Effective Amendment No. 1 to Form S-6 Registration
Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed March
12, 1996.
(3)	Incorporated herein by reference to Post-Effective Amendment No. 2 to Form S-6 Registration
Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed April 30,
1997.
(4)	Incorporated herein by reference to Post-Effective Amendment No. 2 to Form S-6 Registration
Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed April 30,
1997.
(5)	Incorporated hereby by reference to nce to Pre-Effective Amendment No. 1 to the Form S-6
Registration Statement for National Variable Life Insurance Account (Sentinel Estate. Provider-File No.
333-44723), filed April 16, 1998.
(6)	Incorporated herein by reference to Post-Effective Amendment No. 4 to Form S-6 Registration
Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed February
26, 1999.
(7)	Incorporated herein by reference to Post-Effective Amendment No. 4 to Form S-6 Registration
Statement for National Variable Life Insurance Account (Sentinel Estate Provider - File No. 333-
44723) May 1, 2001.
(8)	Incorporated herein by reference to Post-Effective Amendment No. 8 to Form S-6 Registration
Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed May 1,
2001.
(9)	Incorporated hereby by reference to Post Effective Amendment No. 10 to the Form N-6 Registration
Statement for National Variable Life Insurance Account (Varitrak- File No. 33-91938) filed June 28,
2002.
(10)	Incorporated herein by reference to Post Effective Amendment No. 12 to the Form N-6 Registration
Statement for National Variable Life Insurance Account (Varitrak- File No. 33-91938) filed February
28, 2003.
(11)	Incorporated herein by reference to Post-Effective Amendment No. 14 to Form N-6 Registration
Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed March 1,
2004.
(12)	Incorporated herein by reference to Post-Effective Amendment No. 15 to Form N-6 Registration
Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed April 30,
2004.
(13)	Incorporated herein by reference to Post-Effective Amendment No. 17 to Form N-6 Registration
Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed May 2,
2005.
(14)	Incorporated herein by reference to Post-Effective Amendment No. 18 to For N-6 Registration
Statement for National Variable Life Insurance Account (VariTrak- File No. 33-91938) filed May 1,
2006.
(15)	Incorporated herein by reference to Post-Effective Amendment No. 11 to the Form N-6 Registration
Statement for National Variable Life Insurance Account (Sentinel Estate. Provider-File No. 333-
44723) filed May 1, 2006.
(16)	Incorporated herein by reference to the Post-Effective Amendment No. 19 to the Form N-6 Registration
Statement for National Variable Life Insurance Account (Varitrak- File No. 33-91938) filed August 28,
2006.

(17)	Incorporated herein by reference to the Post-Effective Amendment No. 20 to the Form N-6 Registration
Statement for National Variable Life Insurance Account (Varitrak- File No. 33-91938) filed May 1,
2007.
(18)	Incorporated herein by reference to Post- Effective Amendment No. 14 to the Form N-6 Registration
Statement for National Variable Life Insurance Account (Sentinel Estate Provider File No. 333-44723)
filed June 25, 2007.
(19)	Incorporated herein by reference to Post- Effective Amendment No. 15 to the Form N- 6 Registration
Statement for National Variable Life Insurance Account (Sentinel Estate Provider File No. 333-44723)
filed May 1, 2008.
(20)	Incorporated herein by reference to the Post-Effective Amendment No. 22 to the Form N-6 Registration
Statement for National Variable Life Insurance Account (Varitrak- File No. 33-91938) filed May 1,
2008.
(21)	Incorporated herein by reference to the initial Form N-6 Registration Statement for National Variable
Life Insurance Account (Investor Select- File No. 333-51535) filed June 9, 2008.
(22)	Incorporated herein by reference to the Post-Effective Amendment No. 23 to the Form N-6 Registration
Statement for National Variable Life Insurance Account (Varitrak- File No. 33-91938) filed December
1, 2008.
(23)	Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Form N-6 Registration
Statement for National Variable Life Insurance Account (Investor Select File No. 333-51535) filed
December 23, 2009.
(24)	Incorporated herein by reference to the Post Effective Amendment No. 24 to the Form N-6 Registration
Statement for National Variable Life Insurance Account (VariTrak-File No. 33-91938) filed May 1,
2009.
(25)	Incorporated herein by reference to the Post Effective Amendment No. 2 to the Form N-6 Registration
Statement for National Variable Life Insurance Account (Investor Select-File No. 333-151535) filed
April 30, 2010.

Item 27. Directors and Officers of the Depositor

Name and Principal Business Address*	Positions and Offices with Depositor
Thomas H. MacLeay	Chairman (Director)

Mehran Assadi	Director, President & CEO

David Coates	Director
474 Coates Island
Colchester, VT 05446

Deborah G. Ellinger	Director
49 Sawyer Road
Wellesley Hills, MA 02481

Bruce Lisman	Director
1370 Sixth Avenue
New York, NY 10021

V. Louise McCarren	Director
6654 East Immigration Canyon
Salt Lake City, UT 84108

Roger B. Porter	Director
Kennedy School of Government
Harvard University
79 John F. Kennedy Street
Cambridge, MA 02138

E. Miles Prentice	Director
Eaton & Van Winkle
3 Park Avenue, 16th Floor
New York, NY 10016

Harris H. Simmons	Director
Zions Bank
One South Main Street 2nd Floor
Salt Lake City, Utah 84111

Michele S. Gatto	Executive Vice President - Corporate Services, Chief People
Officer & Chief Legal Officer
Wade H. Mayo	Executive Vice President
Christian W. Thwaites	Executive Vice President
Vincent G. Vitiello	Executive Vice President & Chief Marketing Officer
Thomas H. Brownell	Senior Vice President & Chief Investment Officer
Gregory D. Woodworth	Senior Vice President & General Counsel
Gregory H. Doremus	Senior Vice President - New Business & Customer Services
Ruth B. Smith	Senior Vice President – Protection
Allen N. Hansen	Senior Vice President
Richard Pedersen	Senior Vice President – Chief Information Officer
James K. McQueston	Secretary of the Corporation & Assistant General Counsel
Robert S. Burke	Assistant General Counsel
Robert E. Cotton	Vice President & Treasurer
Ann T. Dehner	Vice President - Marketing Operations
Matthew L. DeSantos	Vice President – Marketing & Business Development
Alfred J. Foice, Jr.	Vice President - Audit
Christopher L Graff	Vice President - Communications
Joyce B. LaRosa	Vice President – Finance, Independent Distribution
Bennett E. Law	Vice President - Policy Forms and General Services
Carl J. Lutz	Vice President
Elizabeth H. MacGowan	Vice President – Product Development
Donald P. Messier	Vice President - Finance & Strategy, NL Financial Alliance
D. Russell Morgan	Chief Compliance Officer - Separate Accounts
Gail A. Prescott	Vice President - Contract Services
Louis D. Puglisi	Vice President - LEA Distribution
Craig A. Smith	Vice President & Chief Actuary
Peter M. Weinbaum	Vice President – Marketing Development
David B. Soccodato	Vice President – Corporate Tax
Carolyn P. Kittredge	Assistant Tax Officer
Donna M. Morgan	Compliance Officer
Rhonda J. Miller	Assistant Secretary
Kelly Fournier	Assistant Secretary
Janet S. Astore	Tax Officer
Jeffrey M. Kemp	Tax Officer

*Unless otherwise indicated, the principal business address is National Life Drive, Montpelier, VT 05604.

Item 28. Persons Controlled by or Under Common Control with the Depositor or Registrant.

A list of all persons directly or indirectly controlled by or under common control with National Life Insurance Company (“National Life”) is set forth below. All of the stock of National Life is owned by NLV Financial Corporation, a Delaware corporation. All of the stock of NLV Financial Corporation is owned by National Life Holding Company, a mutual insurance holding company organized under Vermont law.

National Life owns 100% of Life Insurance Company of the Southwest, a Texas corporation.

NLV Financial Corporation owns 100% of National Retirement Plan Advisors, a Vermont corporation, NL Group Statutory Trust I, a Connecticut trust; Equity Services, Inc., a Vermont corporation, National Life Real Estate Holdings, LLC, a Vermont LLC, and Sentinel Asset Management, Inc. (“SAMI”), a Vermont corporation.

SAMI owns 100% of Sentinel Administrative Services, Inc., a Vermont corporation, and Sentinel Financial Services, Inc., a Delaware corporation.

SAMI and Sentinel Financial Services, Inc. are partners of Sentinel Financial Services Company, a Vermont general partnership.

Equity Services, Inc. owns 100% of Equity Services of Colorado, LLC, a Colorado LLC, and Equity Services of Nevada, Inc., a Nevada corporation.

Item 29. Indemnification

The By-Laws of Depositor provide, in part in Article VI, as follows:

7.1	Indemnification.
(a)	The Corporation shall indemnify and hold harmless any officer, director, employee or agent of the

Corporation to the fullest extent permitted under Title 11A, Chapter 8, Subchapter 5 of the Vermont Statutes Annotated, as the same may be amended from time to time. Any repeal or modification of this Section 7.1 or of Title 11A, Chapter 8, Subchapter 5 of the Vermont Statutes Annotated shall not adversely affect any right of indemnification of any officer, director or employee of the Corporation existing at any time prior to such repeal or modification. Provided, however, that the Corporation shall not be required to indemnify a person in connection with a proceeding initiated by such person, including a counterclaim or crossclaim, unless the proceeding was authorized by the Board of Directors.

(b) The Corporation may pay or reimburse the reasonable expenses incurred in defending any proceeding in advance of its final disposition if the Corporation has received in advance an undertaking by the person receiving such payment or reimbursement to repay all amounts advanced if it should be ultimately determined that he or she is not entitled to be indemnified under this article or otherwise. The Corporation may require security for any such undertaking.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

In addition, the Registrant purchases liability coverage for the Directors and Officers of the Depositor listed in Item 27 above. This coverage is consistent with industry standards. The cost of the coverage is borne entirely by the Registrant.

Item 30. Principal Underwriter

(a)	Equity Services, Inc. (ESI) is also the principal underwriter for National Variable Annuity Account II.
(b)	The following information is furnished with respect to the officers and directors of ESI:

Name and Principal Business	Positions and Offices with ESI
Address*
Lance A. Reihl	President & Chief Executive Officer
James Clements	Senior Vice President – Business Development,
Strategic Partners, and Financial Planning
Heather L. Lyon	Senior Vice President – ESI Operations
Gregory D. Teese	Senior Vice President – Chief Compliance Officer
Donald Messier	Vice President – Finance
Ian A. McKenny	Counsel
Robert E. Cotton	Treasurer
James K. McQueston	Secretary
David B. Soccodato	Tax Officer
Janet S. Astore	Tax Officer
Jeffrey M. Kemp	Tax Officer

*Unless otherwise indicated, principal business address is One National Life Drive, Montpelier, Vermont 05604.

     (c) Commission and other compensation received, directly or indirectly from the Registrant during Registrant's last fiscal year by each principal underwriter:

Name of	Net Underwriting	Compensation on	Brokerage	Other
Principal	Discounts and	Redemption	Commissions*	Compensation
Underwriter	Commissions*
Equity Services, Inc.	$1,168,644	$0	$1,168,644	$0

* The compensation includes commissions paid to ESI that relate to variable life insurance policies supported by the Separate Account.

Item 31. Location of Accounts and Records.

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained by National Life Insurance Company at One National Life Drive, Montpelier, Vermont 05604.

Item 32. Management Services

All management contracts are discussed in Part A or Part B.

Item 33. Fee Representation

National Life Insurance Company hereby represents that the fees and charges deducted under the variable life insurance policies described in the prospectus contained in this registration statement, in the aggregate are reasonable in relationship to the services rendered, the expenses expected to be incurred, and the risks assumed by National Life Insurance Company.

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, National Variable Life Insurance Account, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this registration statement and has duly caused this Post-Effective Amendment No. 25 to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Montpelier and the State of Vermont, as of the 30th day of April, 2010.

NATIONAL VARIABLE LIFE
INSURANCE ACCOUNT (Registrant)

By: NATIONAL LIFE INSURANCE COMPANY

Attest: /s/ James K. McQueston	By: /s/ Mehran Assadi
James K. McQueston	Mehran Assadi
Secretary	President and
Chief Executive Officer

NATIONAL LIFE INSURANCE COMPANY (Depositor)

Attest: /s/ James K. McQueston	By: /s/ Mehran Assadi
James K. McQueston	Mehran Assadi
Secretary	President and
Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 25 to the Registration Statement has been signed below by the following persons in the capacities indicated on the date(s) set forth below.

Signature	Title	Date
/s/ Mehran Assadi	President, Chief Executive Officer
Mehran Assadi	(Principal Executive Officer)	April 30, 2010
/s/ Robert E. Cotton	Vice President & Treasurer
Robert E. Cotton	(Principal Financial Officer)	April 30, 2010
/s/ David B. Soccodato	Vice President, Corporate Tax
David B. Soccodato	(Interim Comptroller)	April 30, 2010
/s/ Thomas H. MacLeay
Thomas H. MacLeay	Director	April 30, 2010
Bruce Lisman*	Director	April 30, 2010
E. Miles Prentice, III*	Director	April 30, 2010
David R. Coates*	Director	April 30, 2010
V. Louise McCarren*	Director	April 30, 2010
Deborah Ellinger*	Director	April 30, 2010
Roger B. Porter*	Director	April 30, 2010
Harris Simmons*	Director	April 30, 2010

* Mehran Assadi signs this document pursuant to the power of attorney filed with the post effective amendment No. 2 to the form N-6 for National Variable Life Insurance Account (Investor Select File No. 333-51535) filed April 30, 2010.

/s/ Mehran Assadi Mehran Assadi

Exhibit Index

(l)	Actuarial Opinion and Consent
(m)	Calculation
(n)(1)	Consent of PricewaterhouseCoopers LLP, Auditors
(n)(2)	Consent of Sutherland Asbill & Brennan LLP
(q)	Redeemability exemption memo